UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
M.D.C. Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

M.D.C. Holdings, Inc.
4350 South Monaco Street, Suite 500
Denver, Colorado 80237
March 4, 2024

Dear Fellow Stockholders:
You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of M.D.C. Holdings, Inc. (“MDC” or the “Company”) to be held on April 2, 2024, at 4350 South Monaco Street, 6th Floor, Assembly Room, Denver, Colorado at 10:00 a.m., Mountain Time.
At the Special Meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of January 17, 2024 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among SH Residential Holdings, LLC, a Delaware limited liability company (“Parent”), Clear Line, Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent (“Merger Sub”), solely for the purposes of Section 6.2, Section 6.17 and Section 9.15 of the Merger Agreement, Sekisui House, Ltd., a Japanese kabushiki kaisha (“Guarantor”), and MDC, pursuant to which Merger Sub will merge with and into MDC (the “Merger”), with MDC surviving the Merger and becoming an indirect wholly owned subsidiary of Parent, and to approve the transactions contemplated thereby, including the Merger (the “Merger Proposal”). Parent and Merger Sub are entities that are affiliated with Guarantor, a Japanese home builder listed on the Tokyo Stock Exchange. You will also be asked to consider and vote on (i) a non-binding, advisory proposal to approve compensation that will or may become payable by MDC to its named executive officers in connection with the Merger (the “Merger-Related Compensation Proposal”) and (ii) a proposal to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or in the absence of a quorum (the “Adjournment Proposal”).
If the Merger contemplated by the Merger Agreement is completed, you will be entitled to receive $63.00 in cash, without interest, for each share of common stock of MDC, par value $0.01 per share (“MDC Common Stock”) that you own as of immediately prior to the effective time of the Merger, subject to certain exceptions, including if you have properly exercised your appraisal rights with respect to such shares.
On January 17, 2024, the board of directors of MDC (the “Board”) reviewed and considered the terms and conditions of the Merger Agreement and the Merger and the other transactions contemplated by the Merger Agreement. After considering various factors, including those described in the accompanying Proxy Statement (the “Proxy Statement”), and after consultation with the Company’s independent legal and financial advisors, the Board unanimously (i) approved and adopted the Merger Agreement, (ii) resolved to recommend that the stockholders of MDC adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, and (iii) determined (among other things) that the terms of the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and consummate the Merger and the other transactions contemplated by the Merger Agreement in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and upon the terms and subject to the conditions set forth in the Merger Agreement.
The Board recommends that you vote (i) “FOR” the Merger Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.
The enclosed Proxy Statement provides detailed information about the Special Meeting, the Merger Agreement, the Merger, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal. A copy of the Merger Agreement is attached as Annex A to the Proxy Statement. The Proxy Statement also describes the actions and determinations of the Board in connection with its evaluation of the Merger Agreement and the Merger. You are encouraged to read the Proxy Statement and its annexes, including the Merger Agreement, carefully and in their entirety. You may also obtain more information about MDC from documents we file with the United States Securities and Exchange Commission (the “SEC”) from time to time.
We appreciate you taking the time to vote promptly and encourage you to do so electronically. After reading the Proxy Statement, please vote at your earliest convenience by voting over the Internet using the Internet address on the proxy card or by voting by telephone using the toll-free number on the proxy card. If you do not have access to a touch-tone phone or the Internet, you may alternatively vote by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Only your last-dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Special Meeting.
If your shares of MDC Common Stock are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust, or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described above. Because the proposals are “non-routine matters,” your broker, bank, trust or other nominee does not have discretionary authority to vote your shares on the proposals. If your shares of MDC Common Stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with the Proxy Statement. If you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given, and will not be voted with respect to any other proposal, which we refer to as a “broker non-vote” with respect to such proposals. We encourage you to authorize your broker, bank, trust or other nominee to vote your shares “FOR” each of the proposals by following the instructions provided on the enclosed voting instruction form to provide your instructions over the Internet, by telephone or by signing, dating and returning the voting instruction form in the postage-paid envelope provided. We encourage you to vote electronically.
Your vote is very important, regardless of the number of shares that you own. We cannot consummate the Merger unless the Merger Proposal is approved by the affirmative vote of a majority of the outstanding shares of MDC Common Stock, including unvested Company RSAs (as defined below), entitled to vote thereon, provided a quorum is present. In addition, the Merger Agreement makes the approval by the stockholders of MDC (“Company stockholders”) of the Merger Proposal a condition to the parties’ obligations to consummate the Merger. The failure of any Company stockholder of record to grant a proxy electronically over the Internet or by telephone, to submit a signed proxy card or to vote by ballot at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal, will not have any effect on the Merger-Related Compensation Proposal and the Adjournment Proposal and will cause such Company stockholder’s shares to not be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting. Abstentions, if any, will be counted as votes “AGAINST” the Merger Proposal and “AGAINST” the Merger-Related Compensation Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal, whether or not a quorum is present at the Special Meeting. Broker non-votes, if any, will be counted as votes “AGAINST” the Merger Proposal, but assuming a quorum is present, will have no effect on the Merger-Related Compensation Proposal, and, regardless of whether a quorum is present, will have no effect on the Adjournment Proposal.
The Special Meeting will be held in person at 4350 South Monaco Street, 6th Floor, Assembly Room, Denver, Colorado, at 10:00 a.m., Mountain Time.
If you have any questions about the Proxy Statement, the Special Meeting, the Merger Agreement or the Merger or need assistance with voting procedures, please contact Innisfree M&A Incorporated (“Innisfree”), our proxy solicitor, by calling (877) 750-0831 (TOLL-FREE from the United States and Canada) or +1 (412) 232-3651 (from other locations).

On behalf of the Board, I thank you for your support and appreciate your consideration of these matters.
Sincerely,

Larry A. Mizel

Executive Chairman

M.D.C. Holdings, Inc.
Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document or the Proxy Statement, including the Merger, or determined if the information contained in this document or the Proxy Statement is accurate or adequate. Any representation to the contrary is a criminal offense.
The Proxy Statement is dated March 4, 2024 and, together with the enclosed form of proxy card, is first being sent to Company stockholders on or about March 4, 2024.

M.D.C. Holdings, Inc.
4350 South Monaco Street, Suite 500
Denver, Colorado 80237

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

YOUR VOTE IS VERY IMPORTANT

PLEASE VOTE YOUR SHARES PROMPTLY
You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of M.D.C. Holdings, Inc. (“MDC” or the “Company”) to be held on April 2, 2024, at 4350 South Monaco Street, 6th Floor, Assembly Room, Denver, Colorado, at 10:00 a.m., Mountain Time.
The Special Meeting will be held for the following purposes:
1.
to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of January 17, 2024, by and among SH Residential Holdings, LLC, a Delaware limited liability company (“Parent”), Clear Line, Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent (“Merger Sub”), solely for the purposes of Section 6.2, Section 6.17 and Section 9.15 of the Merger Agreement, Sekisui House, Ltd., a Japanese kabushiki kaisha (“Guarantor”), and MDC (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), a copy of which is attached as Annex A to the proxy statement (the “Proxy Statement”) accompanying this notice and pursuant to which Merger Sub will merge with and into MDC (the “Merger”), with MDC surviving the Merger and becoming an indirect wholly owned subsidiary of Parent, and to approve the transactions contemplated thereby, including the Merger (the “Merger Proposal”);

2.
to consider and vote on a non-binding, advisory proposal to approve compensation that will or may become payable by MDC to its named executive officers in connection with the Merger (the “Merger-Related Compensation Proposal”); and

3.
to consider and vote on a proposal to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal and approve the Merger or in the absence of a quorum, subject to and in accordance with the terms of the Merger Agreement (the “Adjournment Proposal”).

The affirmative vote of a majority of the outstanding shares of MDC’s common stock, par value $0.01 per share (“MDC Common Stock”), including unvested Company RSAs (as defined below), entitled to vote thereon is required to approve the Merger Proposal. The affirmative vote of the holders of a majority of the total number of votes of MDC Common Stock, including unvested Company RSAs, present at the Special Meeting, or represented by proxy and entitled to vote thereon, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal. The affirmative vote of the holders of a majority of the total number of votes of MDC Common Stock, including unvested Company RSAs, present at the Special Meeting, or represented by proxy and entitled to vote thereon is required to approve the Adjournment Proposal. The failure of any Company stockholder of record to grant a proxy electronically over the Internet or by telephone, to submit a signed proxy card or to vote by ballot at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal, will not have any effect on the Merger-Related Compensation Proposal and the Adjournment Proposal and will cause such Company stockholder’s shares to not be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting. Abstentions, if any, will be counted as votes “AGAINST” the Merger Proposal and “AGAINST” the Merger-Related Compensation Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal, whether or not a quorum is present at the Special Meeting. Broker non-votes, if any, will be counted as votes “AGAINST” the Merger Proposal, but assuming a quorum is present, will have no effect on the Merger-Related Compensation Proposal, and, regardless of whether a quorum is present, will have no effect on the Adjournment Proposal.
Only Company stockholders of record as of the close of business on February 26, 2024 are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. A list of stockholders entitled to vote at the Special Meeting will be available in our principal executive offices located at 4350 South Monaco Street, Suite 500, Denver, Colorado 80237 during regular business hours for a period of no less than ten (10) days ending on the day before the Special Meeting.

If your shares of MDC Common Stock are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust, or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described herein. Because the proposals are “non-routine matters,” your broker, bank, trust or other nominee does not have discretionary authority to vote your shares on the proposals. If your shares of MDC Common Stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with the Proxy Statement. If you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given, and will not be voted with respect to any other proposal. We encourage you to authorize your broker, bank, trust or other nominee to vote your shares “FOR” each of the proposals by following the instructions provided on the enclosed voting instruction form to provide your instructions over the Internet, by telephone or by signing, dating and returning the voting instruction form in the postage-paid envelope provided. We encourage you to vote electronically.
Company stockholders and beneficial owners who do not vote in favor of the Merger Proposal will have the right to seek appraisal of the fair value of their shares of MDC Common Stock if they deliver a written demand for appraisal to the Company before the vote is taken on the Merger Proposal and otherwise comply with, and do not validly withdraw their demands or otherwise lose their appraisal rights under, the applicable provisions of Delaware law, which are summarized in the Proxy Statement accompanying this notice in the section entitled “Appraisal Rights” beginning on page 93 of the Proxy Statement. A copy of Section 262 of the General Corporation Law of the State of Delaware, which details the applicable Delaware appraisal statute, may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
MDC’s board of directors (the “Board”) recommends that you vote “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. In considering the recommendation of the Board, Company stockholders should be aware that the Company’s executive officers and members of the Board may have agreements and arrangements in place that provide them with interests in the Merger that may be different from, or in addition to, those of the holders of shares of MDC Common Stock generally. See the section entitled “The Merger—Interests of the Directors and Executive Officers of MDC in the Merger” beginning on page 52 of the Proxy Statement.
Your vote is very important. Whether or not you expect to attend the Special Meeting, you are urged to complete, sign, date and return the enclosed proxy card, or to submit your vote by Internet or telephone, at your earliest convenience. If you hold your shares in “street name,” you should instruct your bank, broker, trust, or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker, trust or other nominee. Your bank, broker, trust or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions. Instructions for voting your shares are included on the enclosed proxy card or the voting instruction form you will receive. If you are a record holder and you send in your proxy and then decide to attend the Special Meeting to vote your shares, you may still do so. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Special Meeting.
Our Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.
By order of the Board of Directors,

Joseph H. Fretz Secretary M.D.C. Holdings, Inc. March 4, 2024

IMPORTANT
Your vote is extremely important. Whether or not you plan to attend the Special Meeting and regardless of the number of shares you own, we urge you to vote promptly “FOR” each of the proposals.
If you have any questions about submitting your proxy card or otherwise require assistance, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders May Call: (877) 750-0831 (TOLL-FREE from the U.S. and Canada)
or +1 (412) 232-3651 (from other locations)
Banks and Brokers May Call Collect: (212) 750-5833

i

ii

Annex A	Agreement and Plan of Merger	A-1
Annex B	Opinion of Vestra Advisors LLC	B-1
iii

SUMMARY
This summary highlights selected information from this proxy statement (this “Proxy Statement”) related to the merger (the “Merger”) of Clear Line, Inc., a Delaware corporation (“Merger Sub”) with and into M.D.C. Holdings, Inc. (“MDC” or the “Company”) and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should read carefully this entire Proxy Statement, the annexes to this Proxy Statement and the documents we refer to in this Proxy Statement. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 101 of this Proxy Statement. The Merger Agreement (as defined below) is attached as Annex A to this Proxy Statement. You are encouraged to read the Merger Agreement, which is the legal document that governs the Merger.
Except as otherwise specifically noted in this Proxy Statement, “MDC,” the “Company,” “we,” “our,” “us” and similar words in this Proxy Statement refer to M.D.C. Holdings, Inc., including, in certain cases, our subsidiaries. Throughout this Proxy Statement we refer to SH Residential Holdings, LLC, a Delaware limited liability company as “Parent,” Clear Line, Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent as “Merger Sub,” and Sekisui House, Ltd., a Japanese kabushiki kaisha as “Guarantor.” In addition, throughout this Proxy Statement we refer to the Agreement and Plan of Merger, dated as of January 17, 2024, as it may be amended from time to time, by and among the Company, Parent, Merger Sub, and solely for the purposes of Section 6.2, Section 6.17 and Section 9.15, Guarantor as the “Merger Agreement.”
The Special Meeting (page 23)
Date, Time and Place
The special meeting of the stockholders of MDC (“Company stockholders”) (and such meeting, the “Special Meeting”) will be held on April 2, 2024, at 4350 South Monaco Street, 6th Floor, Assembly Room, Denver, Colorado, at 10:00 a.m., Mountain Time.
Record Date; Shares Entitled to Vote
You are entitled to vote at the Special Meeting if you owned shares of common stock of MDC, par value $0.01 per share (“MDC Common Stock”), including unvested Company RSAs (as defined below), at the close of business on February 26, 2024, the record date for the Special Meeting (the “Record Date”). You will have one vote at the Special Meeting for each share of MDC Common Stock you owned at the close of business on the Record Date.
Purpose
At the Special Meeting, we will ask Company stockholders of record as of the Record Date to vote (i) to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger (the “Merger Proposal”), (ii) to approve, by non-binding, advisory vote, compensation that will or may become payable by MDC to its named executive officers in connection with the Merger (the “Merger-Related Compensation Proposal”) and (iii) to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or in the absence of a quorum, subject to and in accordance with the terms of the Merger Agreement (the “Adjournment Proposal” and, together with the Merger Proposal and the Merger-Related Compensation Proposal, the “Special Meeting Proposals”).
Quorum
As of the Record Date, there were approximately 75,047,701 shares of MDC Common Stock outstanding and entitled to be voted at the Special Meeting, consisting of 74,766,632 shares of MDC Common Stock and 281,069 unvested Company RSAs. The presence in person or represented by proxy of one-third of the outstanding shares of MDC Common Stock entitled to vote at the Special Meeting constitutes a quorum. As a result, 25,015,901 shares of MDC Common Stock must be represented by proxy or by stockholders present and entitled to vote at the Special Meeting to have a quorum. Shares of MDC Common Stock are counted as present if:
•	the holders of such shares are present in person at the Special Meeting; or

•	a proxy card has been properly submitted by mail, by telephone or over the Internet with respect to such shares.
If you are a stockholder of record and you submit your proxy card, regardless of whether you abstain from voting on one or more of the Special Meeting Proposals, your shares of MDC Common Stock will be counted as present at the Special Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares of MDC Common Stock are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. If you hold your shares in “street name” and do not give any instruction to your broker, bank, trust or other nominee as to how your shares should be voted at the Special Meeting, those shares will not be voted on any Special Meeting Proposal and will not be counted for purposes of determining a quorum. If you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given, and will not be voted with respect to any other proposal.
Required Vote
The affirmative vote of a majority of the outstanding shares of MDC Common Stock, including unvested Company RSAs, entitled to vote thereon is required to approve the Merger Proposal. The affirmative vote of the holders of a majority of the total number of votes of MDC Common Stock, including unvested Company RSAs, present at the Special Meeting or represented by proxy and entitled to vote thereon, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal. The affirmative vote of the holders of a majority of the total number of votes of MDC Common Stock, including unvested Company RSAs, present at the Special Meeting or represented by proxy and entitled to vote thereon is required to approve the Adjournment Proposal. This means that the Merger Proposal will be approved if the number of shares voted “FOR” such proposal is greater than fifty percent (50%) of the total number of outstanding shares of MDC Common Stock, including unvested Company RSAs, entitled to vote at the Special Meeting. Abstentions, if any, will be counted as votes “AGAINST” the Merger Proposal and “AGAINST” the Merger-Related Compensation Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal, whether or not a quorum is present at the Special Meeting. Broker non-votes, if any, will be counted as votes “AGAINST” the Merger Proposal, but assuming a quorum is present, will have no effect on the Merger-Related Compensation Proposal, and, regardless of whether a quorum is present, will have no effect on the Adjournment Proposal.
Share Ownership of Directors and Executive Officers of MDC
As of the Record Date, the directors and executive officers of MDC beneficially owned, and were entitled to vote, in the aggregate, 15,093,442 outstanding shares of MDC Common Stock, consisting of 14,841,869 shares of MDC Common Stock and 251,573 unvested Company RSAs, representing approximately 20.11% of the outstanding shares of MDC Common Stock. We expect that the directors and executive officers of MDC will beneficially own and be entitled to vote a similar figure at the Special Meeting. The directors and executive officers of MDC have informed MDC that they currently intend to vote all of their shares of MDC Common Stock “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. In addition, Mr. Larry A. Mizel, Mr. David D. Mandarich and certain of Mr. Mizel’s affiliates and estate planning vehicles (the “Specified Company Stockholders”), who collectively beneficially own approximately 21.2% of the voting power of the MDC Common Stock, have entered into a Voting Agreement (the “Voting Agreement”) with Parent pursuant to which, among other things, the Specified Company Stockholders have agreed to vote their shares of MDC Common Stock in favor of the Merger Proposal, subject to, and in accordance with the terms of the Voting Agreement. For more information, see the section entitled “Voting Agreement” beginning on page 59 of the Proxy Statement.
How You Can Vote
If you are the stockholder of record with respect to your shares, you may cast your shares in any of four ways:
1.	by voting over the Internet using the website indicated on the enclosed proxy card;
2.	by telephone using the toll-free number on the enclosed proxy card;

3.	by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or
4.	by attending the Special Meeting and voting by ballot.
If your shares of MDC Common Stock are registered directly in your name, you are considered the stockholder of record with respect to those shares.
If your shares of MDC Common Stock are held in a stock brokerage account or by a bank, trust, or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described above. Because the proposals are “non-routine matters,” your broker, bank, trust or other nominee does not have discretionary authority to vote your shares on the Special Meeting Proposals. If your shares of MDC Common Stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with the Proxy Statement. If you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given, and will not be voted with respect to any other proposal. We encourage you to authorize your broker, bank, trust or other nominee to vote your shares “FOR” each of the Special Meeting Proposals by following the instructions provided on the enclosed voting instruction form to provide your instructions over the Internet, by telephone or by signing, dating and returning the voting instruction form in the postage-paid envelope provided.
YOUR VOTE IS VERY IMPORTANT. We encourage all stockholders to vote electronically. Please submit your proxy via the Internet or by telephone by following the instructions on the enclosed proxy card. If you do not have access to a touch-tone phone or the Internet, you may alternatively vote by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided – even if you plan to attend the Special Meeting.
All shares entitled to vote and represented by properly submitted proxies (including those submitted via the Internet, by telephone and by mail) received at the Special Meeting, and not revoked or superseded, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy card, such shares will be voted by the proxy holders named on the enclosed proxy card according to the recommendation of the board of directors of MDC (the “Board”) “FOR” each of the Special Meeting Proposals.
Parties Involved in the Merger (page 28)
M.D.C. Holdings, Inc.
MDC is a Delaware corporation with its principal executive offices located at 4350 South Monaco Street, Suite 500, Denver, Colorado 80237. The Company has two primary operations, homebuilding and financial services. The Company’s homebuilding operations consist of wholly owned subsidiary companies that generally purchase finished lots or develop lots to the extent necessary for the construction and sale primarily of single-family detached homes to first-time and first-time move-up homebuyers under the name “Richmond American Homes.” The Company’s homebuilding operations are comprised of various homebuilding divisions that the Company considers to be their operating segments. For financial reporting purposes, the Company’s homebuilding operations are aggregated into reportable segments as follows: (i) West (includes operations in Arizona, California, Nevada, New Mexico, Oregon, Texas and Washington); (ii) Mountain (includes operations in Colorado, Idaho and Utah); and (iii) East (includes operations in Alabama, Florida, Maryland, Pennsylvania, Tennessee and Virginia).
The Company’s financial services operations consist of (i) HomeAmerican Mortgage Corporation (“HomeAmerican”), which originates mortgage loans primarily for our homebuyers, (ii) Allegiant Insurance Company, Inc., A Risk Retention Group (“Allegiant”), which provides insurance coverage primarily to our homebuilding subsidiaries on homes that have been delivered and most of our subcontractors for completed work on those delivered homes, (iii) StarAmerican Insurance Ltd. (“StarAmerican”), which is a re-insurer of Allegiant claims, (iv) American Home Insurance Agency, Inc., which offers third-party insurance products to our homebuyers, and (v) American Home Title and Escrow Company, which provides title agency services to our homebuilding subsidiaries and our customers in certain states. For financial reporting, the Company has aggregated their financial services operating segments into reportable segments as follows: (i) mortgage operations (represents HomeAmerican only) and (ii) other (all remaining operating segments).
MDC Common Stock is currently listed on the New York Stock Exchange (“NYSE”) under the symbol “MDC.”
Sekisui House, Ltd.
Guarantor is a Japanese home builder. Guarantor divides its operations into four areas: the built-to-order business, supplied housing business, development business and overseas business. The built-to-order business creates high-value-added, high-quality housing stock on land owned by the customer. The supplied housing business works to increase the asset value of housing stock through remodeling and supports the management of rental housing through subleasing. The development business starts from land acquisition and other investments to create high-quality communities. The overseas business provides housing markets in other countries with the quality and advanced technologies Guarantor has cultivated in Japan. Guarantor’s global vision is to “make home the happiest place in the world.” Pursuant to the Merger Agreement, and subject to the terms and conditions contained therein, Guarantor is guaranteeing the obligations of Parent and Merger Sub in connection with the Merger Agreement.
SH Residential Holdings, LLC
Parent, an indirect, wholly owned subsidiary of Guarantor, is a Delaware limited liability company. Parent serves as a holding company for Guarantor’s home building subsidiaries in the United States. Upon completion of the Merger, MDC will be an indirect, wholly owned subsidiary of Parent.
Clear Line, Inc.
Merger Sub, an affiliate of Guarantor, is a Delaware corporation and an indirect, wholly owned subsidiary of Parent and was formed on January 12, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, including the Merger, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Upon completion of the Merger, Merger Sub will merge with and into MDC and will cease to exist.
Effect of the Merger (page 29)
The Merger Agreement provides that, upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), at the Effective Time, Merger Sub will be merged with and into MDC, whereupon the separate corporate existence of Merger Sub will thereupon cease, and MDC will continue as the surviving corporation under the name “M.D.C. Holdings, Inc.” (the “Surviving Corporation”). As a result of the Merger, the Surviving Corporation will become an indirect, wholly owned subsidiary of Parent and MDC Common Stock will no longer be publicly traded. In addition, MDC Common Stock will be delisted from the NYSE and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in each case, in accordance with applicable laws, rules and regulations. Except to the extent required in connection with any Company Notes (as defined below) that remain listed on the NYSE and registered under the Exchange Act following the Closing (as defined below), MDC will no longer file periodic or other reports with the United States Securities and Exchange Commission (the “SEC”). There can be no assurances that any series of Company Notes will continue to be listed on the NYSE and registered under the Exchange Act following the Closing. If the Merger is consummated, you will not own or be entitled to acquire any shares of the Surviving Corporation. The “Effective Time” will occur upon the filing of a certificate of merger (the “Certificate of Merger”) and its acceptance by the Secretary of State of the State of Delaware (or at such later time as MDC and Parent may mutually agree in writing and specify in the Certificate of Merger).
Company Notes (page 29)
The Company currently expects that each series of the Company Notes will remain outstanding following the Merger. The Company has agreed to use reasonable best efforts to deliver any documents required under the applicable indentures governing the Company Notes as a direct result of the Merger and to take any actions reasonably requested by Parent in connection therewith. “Company Notes” means the Company’s 3.850% Senior Notes due 2030, 2.500% Senior Notes due 2031, 6.000% Senior Notes due 2043 and 3.966% Senior Notes due 2061.
Merger Consideration (page 30)
MDC Common Stock
Upon the consummation of the Merger, each share of MDC Common Stock outstanding as of immediately prior to the Effective Time (other than shares of MDC Common Stock that are (A)(i) held by MDC as treasury stock, (ii) held directly by Parent or Merger Sub (the “Buyer Parties”), or (iii) held by any direct or indirect wholly owned subsidiary of the Buyer Parties, in each case, as of immediately prior to the Effective Time (collectively, the “Owned Company Shares”), (B) held by any direct or indirect wholly owned subsidiary of MDC immediately prior to the Effective Time, (C) held by a Company stockholder who is entitled to demand, and has properly and validly demanded, appraisal for such shares of MDC Common Stock in accordance with, and who complies in all respects with, Section 262 of the DGCL (the “Dissenting Company Shares”), or (D) Company RSAs, the treatment of which is described under “Treatment of Company Options, Company RSAs and Company PSU Awards”) will be cancelled and cease to exist and automatically converted into the right to receive cash in an amount equal to $63.00 per share, without interest thereon (the “Per Share Price” or the “Merger Consideration”). At the Effective Time, each Owned Company Share will automatically be cancelled and cease to exist, and no consideration or payment will be delivered in exchange therefor or in respect thereof, and each share of MDC Common Stock held by any direct or indirect wholly owned subsidiary of the Company shall be converted into such number of shares of common stock of the Surviving Corporation with an aggregate value immediately after the consummation of the Merger equal to the Merger Consideration. At the Effective Time, each Dissenting Company Share will be cancelled and cease to exist, and the holders of Dissenting Company Shares will only be entitled to the rights granted to them under Section 262 of the DGCL with respect to such Dissenting Company Shares.
Treatment of Company Options, Company RSAs and Company PSU Awards
Company Options. At the Effective Time, each award of options to purchase shares of MDC Common Stock granted under any Company Equity Plan (as defined in the Merger Agreement) (each, a “Company Option”) that is outstanding and unexercised, whether vested or unvested, as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to the product of (A) the excess (if any) of (1) the Merger Consideration over (2) the exercise price per share of such Company Option, multiplied by (B) the number of shares of MDC Common Stock subject to such Company Option, subject to any required withholding of taxes; provided, however, that any Company Options with respect to which the applicable per share exercise price is greater than the Merger Consideration will be cancelled without consideration.
Company RSAs. At the Effective Time, each award of restricted stock granted under any Company Equity Plan (each, a “Company RSA”), whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of MDC Common Stock subject to such Company RSA, multiplied by (B) the Merger Consideration, subject to any required withholding of taxes.
Company PSU Awards. At the Effective Time, each performance stock unit award relating to shares of MDC Common Stock granted under any Company Equity Plan (each, a “Company PSU Award”), whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of MDC Common Stock subject to such Company PSU Award based on maximum performance, multiplied by (B) the Merger Consideration, subject to any required withholding of taxes.

Effect on MDC if the Merger is Not Consummated (page 29)
If the Merger Agreement is not adopted by the Company stockholders, or if the Merger is not consummated for any other reason:
•	the Company stockholders will not be entitled to, nor will they receive, any payment for their respective shares of MDC Common Stock pursuant to the Merger Agreement;
•
MDC will remain an independent public company, the MDC Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and MDC will continue to file periodic and other reports with the SEC; and

•
under certain circumstances specified in the Merger Agreement, MDC would be required to pay Parent a termination fee (the “Company Termination Fee”) of $147,420,000 upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement—Company Termination Fee” beginning on page 86 of this Proxy Statement.

Recommendation and Reasons for the Merger (page 38)
On January 17, 2024, the Board, after considering various factors, including those described in the section entitled “The Merger—Recommendation and Reasons for the Merger” beginning on page 38 of this Proxy Statement, and after consultation with the Company’s independent legal and financial advisors, unanimously (i) approved and adopted the Merger Agreement, (ii) resolved to recommend that the stockholders of MDC adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, and (iii) determined (among other things) that the terms of the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and consummate the Merger and the other transactions contemplated by the Merger Agreement in accordance with the DGCL and upon the terms and subject to the conditions set forth in the Merger Agreement.
The Board recommends that you vote (i) “FOR” the Merger Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.
Opinion of Vestra Advisors LLC (page 43)
MDC retained Vestra Advisors, LLC (“Vestra”) as financial advisor in connection with the Merger. In connection with this engagement, the Board requested that Vestra evaluate the fairness, from a financial point of view, to the holders of MDC Common Stock (other than Excluded Holders (as defined in Vestra’s written opinion)) of the Merger Consideration to be paid to such holders pursuant to the Merger Agreement. On January 17, 2024, Vestra rendered to the Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated January 17, 2024 that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the review undertaken by Vestra as set forth therein, the Merger Consideration to be paid to the holders of MDC Common Stock (other than Excluded Holders) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.
The full text of Vestra’s written opinion, dated January 17, 2024, which describes the various assumptions made, procedures followed, matters considered, and limitations on the review undertaken by Vestra in preparing its opinion, is attached as Annex B and is incorporated herein by reference. Vestra’s financial advisory services and opinion were provided for the information and assistance of the Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Merger and Vestra’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of MDC Common Stock (other than Excluded Holders) of the Merger Consideration to be paid to such holders pursuant to the Merger Agreement. Vestra’s opinion did not address any other term or aspect of the Merger Agreement or the Merger and does not constitute a recommendation to any MDC stockholder or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Merger or any other matter.
The full text of Vestra’s written opinion should be read carefully in its entirety for a description of the various assumptions made, procedures followed, matters considered and limitations upon the review undertaken by Vestra in preparing its opinion.

Interests of the Directors and Executive Officers of MDC in the Merger (page 52)
When considering the recommendation of the Board that you vote to approve the Merger Proposal, you should be aware that the directors and executive officers of MDC may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be adopted by Company stockholders. These interests include the following:
•
the acceleration and cash out of equity awards held by the executive officers of MDC and members of the Board, as of the Effective Time, for $63.00 in cash per share (net of any applicable exercise price with respect to Company Options);

•
the entitlement of Messrs. Larry A. Mizel, the Executive Chairman of MDC, and David D. Mandarich, the President and Chief Executive Officer of MDC, to (i) receive a transaction bonus payable at the Effective Time based on the severance amount they would have otherwise been entitled to receive under their existing employment agreements had they experienced a qualifying termination on the Closing Date (based on the severance amounts as calculated on December 31, 2023) in lieu of the cash severance that would have been payable under such employment agreements and (ii) enter into New Employment Agreements (as defined and described under the section entitled “Payments Upon Termination At or Following a Change in Control” beginning on page 54 of this Proxy Statement) which are contemplated to be effective as of the Closing Date;

•
the entry of Messrs. Robert Martin, the Senior Vice President and Chief Financial Officer of MDC, and Michael Kaplan, the Senior Vice President and General Counsel of MDC into amended Change in Control Agreements that will provide for a transaction bonus payable at the Effective Time based on the severance amount they would have otherwise been entitled to receive under their existing Change in Control Agreements upon a qualifying termination on or following the completion of the Merger in lieu of the cash severance that would have been payable under such Change in Control Agreements;

•
the amendment of the retirement benefits of Herbert T. Buchwald, the Company’s lead independent director, such that the benefit will pay out in full within the 30-day period before the Closing or within the 12-month period following the Closing, subject to Mr. Buchwald’s agreement to provide services through the Closing; and

•	the continued indemnification and directors’ and officers’ liability insurance to be provided by the Surviving Corporation.
In addition, the Board has taken all steps reasonably necessary or advisable to cause any dispositions of shares of MDC equity securities (including derivative securities) pursuant to the transactions contemplated by the Merger Agreement by each individual who is a director or officer of MDC subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to MDC to be exempt under Rule 16b-3 under the Exchange Act.
See the section entitled “The Merger—Interests of the Directors and Executive Officers of MDC in the Merger” beginning on page 52 of this Proxy Statement for a more detailed description of these interests.
If the Merger Proposal is approved by Company stockholders, the shares of MDC Common Stock held by the directors and executive officers of MDC will be treated in the same manner as outstanding shares of MDC Common Stock held by all other Company stockholders entitled to receive the Merger Consideration.
Voting Agreement (page 59)
On January 17, 2024, in connection with the Company’s execution of the Merger Agreement, the Specified Company Stockholders entered into the Voting Agreement with Parent, pursuant to which the Specified Company Stockholders have agreed, among other things, to vote their shares of MDC Common Stock in favor of the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated thereby and any other matters that would reasonably be expected to facilitate the Merger and against, among other things, any other action, proposal or transaction that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, discourage or prevent the consummation of, or otherwise adversely affect, the Merger or any of the other transactions contemplated by the Merger Agreement or Voting Agreement, in each case, subject to and in accordance with, the terms of the Voting Agreement. The Voting Agreement also includes certain restrictions on transfer of shares of MDC Common Stock by such Specified Company Stockholders. The Voting Agreement will automatically terminate upon certain events, including the termination of the Merger Agreement.
Financing of the Merger (page 59)
On January 17, 2024, Guarantor, Parent and Merger Sub obtained debt financing commitments of $4.5 billion in the aggregate from certain financial institutions, which will be used to finance a portion of the consideration due under the Merger Agreement and fees and expenses related to the Merger, subject to the terms and conditions set forth in the related debt commitment letters. The obligations of the Buyer Parties to consummate the Merger are not subject to any financing condition.
U.S. Federal Income Tax Consequences of the Merger (page 60)
The receipt of cash by Company stockholders in exchange for shares of MDC Common Stock in the Merger will be a taxable transaction to U.S. Holders (as defined under the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger—U.S. Holders” beginning on page 61 of this Proxy Statement) for U.S. federal income tax purposes. Such receipt of cash by a Company stockholder that is a U.S. Holder generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of MDC Common Stock surrendered in the Merger. Backup withholding may also apply to the cash payments made pursuant to the Merger, unless the U.S. Holder complies with certification procedures under the backup withholding rules.
Company stockholders that are Non-U.S. Holders (as defined under the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger—Non-U.S. Holders” beginning on page 62 of this Proxy Statement) generally will not be subject to U.S. federal income tax with respect to the exchange of MDC Common Stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States or under certain other circumstances (as described in the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger—Non-U.S. Holders” beginning on page 62 of this Proxy Statement), but may be subject to the backup withholding rules described above unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding.
For a more complete description of the U.S. federal income tax consequences of the Merger, see the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 60 of this Proxy Statement. Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under U.S. federal income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.
Regulatory Approvals Required for the Merger (page 63)
Under the Merger Agreement, the Merger cannot be completed until the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), has expired or been terminated, or all requisite consents, directions or orders required to consummate the Merger pursuant thereto have been obtained. For more information, please see the section entitled “The Merger—Regulatory Approvals Required for the Merger” beginning on page 63 of this Proxy Statement.
On January 31, 2024, the parties made the filings required under the HSR Act. The waiting period under the HSR Act expired at 11:59 p.m. Eastern Time on March 1, 2024.
Legal Proceedings Regarding the Merger
As of the date of this Proxy Statement, the Company has received several demand letters from purported stockholders (the “Letters”), which generally demand that the Board and the Company take action to remedy what they allege is materially incomplete and/or misleading information in the proxy statement filed by MDC with the SEC on February 23, 2024, in connection with the Merger related to, among other things, the Company’s financial forecasts, the financial analyses conducted by Vestra in support of its fairness opinion, the non-disclosure agreements that the Company entered into and post-transaction benefits. The Company believes the allegations in the Letters are without merit.

On March 1, 2024, a purported stockholder of the Company filed a complaint in the United States District Court for the District of Colorado, captioned Marvin Gurewitz v. M.D.C. Holdings, Inc., et al., Case No. 1:24-cv-00581 (the “Complaint”), naming as defendants MDC and each member of the Board. The Complaint alleges, among other things, that the defendants violated Section 14(a) and Section 20(a) of the Exchange Act. Specifically, the Complaint alleges that the proxy statement filed by MDC with the SEC on February 23, 2024 in connection with the Merger contains materially incomplete and misleading representations and information concerning the sales process and certain conflicts of interest for management, the Company’s financial forecasts and the financial analyses conducted by Vestra in support of its fairness opinions. The relief sought in the Complaint includes enjoining the consummation of the Merger, rescinding, to the extent already implemented, the Merger Agreement or any of the terms thereof, directing the individual defendants to disseminate a proxy statement that does not contain any untrue statements of material fact and that states all required or necessary material facts, awarding the plaintiff his costs and disbursements and granting such other and further relief as the court may deem just and proper. The Company believes the Complaint is without merit and MDC and the individual defendants intend to defend against the Complaint; however, MDC cannot predict the amount of time and expense that will be required to resolve the Complaint, nor the outcomes thereof.
We may receive additional complaints or demand letters making similar allegations and/or requests. The outcome of pending or future litigation is uncertain. Such litigation, if not resolved, could prevent or delay consummation of the Merger and result in substantial costs to MDC, including any costs associated with the indemnification of directors and officers. One of the conditions to the consummation of the Merger is that no governmental entity of competent jurisdiction shall have enacted, issued or promulgated any law after the date of the Merger Agreement that is in effect as of the Closing Date, nor issued or granted any order or injunction, whether temporary, preliminary, or permanent, after the date of the Merger Agreement that is in effect as of the Closing, in each case, which has the effect of restraining, enjoining or otherwise prohibiting the consummation of the Merger. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Merger on the agreed-upon terms, then such injunction may prevent the Merger from being consummated, or from being consummated within the expected time frame.
Solicitation of Other Offers (page 75)
For purposes of this Proxy Statement, each of “Acceptable Confidentiality Agreement,” “Acquisition Proposal” and “Superior Proposal” is defined in the section entitled “Terms of the Merger Agreement—Solicitation of Other Offers” beginning on page 75 of this Proxy Statement.
From the execution of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company will be subject to customary “no-shop” restrictions on its ability to solicit alternative Acquisition Proposals from third parties and to provide information to, and participate in discussions and negotiations with, third parties regarding any alternative Acquisition Proposals, subject to a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to provide information to, and participate or engage in discussions or negotiations with, third parties with respect to an Acquisition Proposal if the Board determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that such alternative Acquisition Proposal constitutes a Superior Proposal or would be reasonably likely to result in a Superior Proposal, and the failure to take such actions would be reasonably likely to be inconsistent with the directors’ fiduciary duties pursuant to applicable law.
Company Board Recommendation Changes (page 78)
For purposes of this Proxy Statement, each of “Company Board Recommendation Change” and “Intervening Event” is defined in the section entitled “Terms of the Merger Agreement—Company Board Recommendation Changes” beginning on page 78 of this Proxy Statement.
As described above, the Board has made the recommendation that the Company stockholders vote “FOR” the Merger Proposal. Under the Merger Agreement, under certain circumstances and subject to certain requirements described under the section entitled “Terms of the Merger Agreement—Company Board Recommendation Changes” beginning on page 78 of this Proxy Statement, prior to the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of MDC Common Stock entitled to vote on such matters at the Special Meeting (the “Company Stockholder Approval”), the Board may effect a Company Board Recommendation Change if (i) there has been an

Intervening Event; or (ii) the Board determines that an Acquisition Proposal constitutes a Superior Proposal. The Board may only effect a Company Board Recommendation Change (i) for an Intervening Event or (ii) in response to a bona fide Acquisition Proposal that the Board has concluded in good faith (after consultation with its financial advisor and outside legal counsel) constitutes a Superior Proposal if, in each case, the Board determines in good faith (after consultation with its outside legal counsel) that failure to do so would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable law and subject to additional requirements set forth in the Merger Agreement, including, in certain circumstances, payment of the Company Termination Fee.
Regulatory Efforts (page 83)
The parties to the Merger Agreement (including, for the avoidance of doubt, Guarantor) have agreed to use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties to the Merger Agreement in doing, or causing to be done, all things necessary, proper or advisable under applicable law to consummate the Merger and the other transactions contemplated by the Merger Agreement as soon as practicable. Guarantor, Parent and Merger Sub will use (and will cause each of their respective subsidiaries to use) reasonable best efforts to take, or cause to be taken, any and all steps necessary or prudent, to avoid or eliminate each and every impediment under any applicable law that may be asserted by any governmental entity or any other person so as to enable the parties to consummate the Merger and the other transactions contemplated by the Merger Agreement, as promptly as practicable, including, among other things, becoming subject to, consenting to, committing to and/or negotiating, proposing, offering, settling, undertaking, agreeing to or otherwise taking any action with respect to, permitting or suffering to exist, any requirement, condition, limitation, understanding, agreement or order to (A) sell, license, lease, assign, transfer, divest, encumber, hold separate, or otherwise dispose of any share capital or other equity or voting interest, assets, licenses, operations, rights, product lines, business or portion of business of the Buyer Parties, Guarantor, the Company, the Surviving Corporation and their respective subsidiaries; and (B) conduct, restrict, operate, invest or otherwise change the assets, licenses, operations, rights, product lines, the business or portion of the business of the Buyer Parties, Guarantor, the Company, the Surviving Corporation and their respective subsidiaries; provided that neither Guarantor, Parent and Merger Sub nor any of their respective subsidiaries shall be required to take any of the actions referred to above (1) unless the effectiveness thereof is conditioned on the occurrence of the consummation of the Merger, and (2) if such actions would or would reasonably be expected to, individually or in the aggregate, result in a material adverse effect on (x) MDC and its subsidiaries taken as a whole, (y) Parent, MDC, Merger Sub, and their respective subsidiaries, taken as a whole, or (z) Guarantor and its subsidiaries taken as a whole. Guarantor, Parent and Merger will (and will cause their respective subsidiaries to) oppose fully and vigorously, including by defending through litigation on the merits, any claim asserted in court to avoid entry of, or to have vacated, lifted, reversed, overturned or terminated, any order or judgment (whether temporary, preliminary or permanent) that would prevent the closing of the Merger prior to the Termination Date (as defined below).
Conditions to the Closing of the Merger (page 80)
Under the Merger Agreement, and as further described under the section entitled “Terms of the Merger Agreement—Conditions to the Closing of the Merger” beginning on page 80 of this Proxy Statement, the consummation of the Merger (the “Closing”) is subject to certain conditions set forth in the Merger Agreement, including but not limited to the: (i) receipt of the Company Stockholder Approval; (ii) expiration or termination of any waiting periods (and any extensions thereof) applicable to the consummation of the transactions contemplated by the Merger Agreement, including the Merger, under the HSR Act, and the rules and regulations promulgated thereunder; (iii) absence of any law, order or injunction enacted or issued after the date of the Merger Agreement that is in effect as of Closing restraining, enjoining or otherwise prohibiting the Merger; and (iv) absence of a Company Material Adverse Effect following the date of the Merger Agreement (as defined under the section entitled “Terms of the Merger Agreement—Representations and Warranties” beginning on page 67 of this Proxy Statement). The waiting period under the HSR Act expired at 11:59 p.m. Eastern Time on March 1, 2024.
Termination of the Merger Agreement (page 85)
The Merger Agreement contains certain termination rights for the Company and Parent. The Merger Agreement may be terminated at any time prior to the Effective Time in the following circumstances, in each case, subject to and in accordance with the terms and conditions set forth in the Merger Agreement: (i) by mutual written agreement, (ii) by the Company or Parent if the Company Stockholder Approval shall not have been obtained, (iii) by the Company or Parent if there is a final, non-appealable order, injunctions, decree, judgement, directive or ruling after the date of the Merger Agreement in effect, which permanently restraints, enjoins, prohibits or make illegal the consummation of the Merger, (iv) by either party if the Merger is not consummated by 11:59 p.m., Eastern Time, on July 17, 2024, subject to extension at the election of the Company or Parent for three months if necessary to obtain HSR Act approval or to resolve an injunction relating to other specified governmental consents (the “Termination Date”), (v) by the Company or Parent for an uncured or incurable breach of representations, warranties or covenants by the other party that results in its failure to satisfy certain closing conditions, (vi) by the Company if, prior to the Company Stockholder Approval, it enters into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with the Merger Agreement and (vii) by Parent, at any time prior to the receipt of the Company Stockholder Approval, if the Company’s Board effects a Company Board Recommendation Change. Additional termination rights are further described under the section entitled “Terms of the Merger Agreement—Termination of the Merger Agreement” beginning on page 85 of this Proxy Statement.
Company Termination Fee (page 86)
Upon termination of the Merger Agreement, and as further described under the section entitled “Terms of the Merger Agreement—Company Termination Fee” beginning on page 86 of this Proxy Statement, under specified circumstances, including the Company terminating the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal or Parent terminating the Merger Agreement due to a Company Board Recommendation Change, in each case, pursuant to and in accordance with the “fiduciary out” provisions of the Merger Agreement, the Company would be required to pay Parent a termination fee of $147,420,000. The termination fee will also be payable by the Company if the Merger Agreement is terminated under certain circumstances and prior to such termination an Acquisition Proposal has been publicly announced and not publicly withdrawn or not otherwise publicly abandoned prior to the date of such termination (or at least two business days prior to the Stockholder’s Meeting in the case of termination for the failure to receive the Company Stockholder Approval) and an Acquisition Proposal is consummated or the Company enters into a definitive agreement with respect to an Acquisition Proposal within one year of the termination.
Specific Performance (page 86)
The Buyer Parties and the Company are entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce the terms of the Merger Agreement.
Market Prices (page 90)
MDC Common Stock is listed on the NYSE under the symbol “MDC.” The closing price of MDC Common Stock on January 16, 2024, the last full trading day prior to the Board’s approval of the Merger Agreement, was $53.23. On March 1, 2024, the latest practicable trading day before the date of this Proxy Statement, the closing price of MDC Common Stock was $62.70 per share.
Appraisal Rights (page 93)
If the Merger is consummated and certain conditions are met, Company stockholders and beneficial owners who continuously hold shares of MDC through the Effective Time, who do not vote in favor of the Merger Proposal and who properly demand appraisal of their shares and who do not withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL. This means that Company stockholders and beneficial owners may be entitled to have their shares of MDC Common Stock appraised by the Delaware Court of Chancery of the State of Delaware (the “Court of Chancery”), and to receive payment in cash of the “fair value” of their shares of common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be the fair value, if any, as determined by the Court of Chancery, as described further below. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Stockholders and beneficial owners considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of MDC Common Stock.
To exercise appraisal rights, Company stockholders or beneficial owners of MDC Common Stock must: (i) deliver a written demand for appraisal to MDC before the vote is taken on the Merger Proposal; (ii) not submit a proxy or otherwise vote in favor of the Merger Proposal; (iii) continue to hold or beneficially own, as applicable, their shares of MDC Common Stock through the Effective Time; and (iv) strictly comply with all other procedures for exercising appraisal rights under the DGCL. Failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Court of Chancery will dismiss appraisal proceedings in respect of MDC Common Stock unless certain stock ownership conditions are satisfied by the stockholders and beneficial owners seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section entitled “Appraisal Rights” beginning on page 93 of this Proxy Statement, which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is accessible, without subscription or cost, at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. If you hold your shares of MDC Common Stock through a bank, broker, trust, or other nominee and you wish to exercise appraisal rights, you may make a written demand for appraisal in your own name, but you must satisfy the conditions set forth above and your written demand must also reasonably identify the holder of record of the shares for which demand is made, be accompanied by documentary evidence of your beneficial ownership of stock (such as a brokerage or securities account statement containing such information or a letter from a broker or other record holder of such shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which you consent to receive notices given by the Surviving Corporation under Section 262 of the DGCL and to be set forth on the verified listed required by Section 262(f) of the DGCL.
Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document or the Proxy Statement, including the Merger, or determined if the information contained in this document or the Proxy Statement is accurate or adequate. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS
The following questions and answers are intended to address some commonly asked questions regarding the Merger, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that may be important to you as a Company stockholder. You are encouraged to read carefully the more detailed information contained elsewhere in this Proxy Statement, the annexes to this Proxy Statement and the documents we refer to in this Proxy Statement. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 101 of this Proxy Statement.
Q:	Why am I receiving these materials?
A:
On January 17, 2024, MDC entered into the Merger Agreement providing for the Merger of Merger Sub with and into MDC, with MDC surviving the Merger as the Surviving Corporation. As a result of the Merger, MDC will become an indirect, wholly owned subsidiary of Parent. The Board is furnishing this Proxy Statement and form of proxy card to the holders of MDC Common Stock in connection with the solicitation of proxies in favor of the Merger Proposal and the other proposals to be voted on at the Special Meeting or any adjournment or postponement thereof. This Proxy Statement includes information that we are required to provide to you under the SEC rules and is designed to assist you in voting on the matters presented at the Special Meeting. Company stockholders of record as of the Record Date may attend the Special Meeting and are entitled and requested to vote on the Special Meeting Proposals.

Q:	When and where is the Special Meeting?
A:	The Special Meeting will be held on April 2, 2024, at 4350 South Monaco Street, 6th Floor, Assembly Room, Denver, Colorado, at 10:00 a.m., Mountain Time.
Q:	What is the proposed Merger and what effects will it have on MDC?
A:
The proposed Merger is the acquisition of MDC by Parent through the Merger of Merger Sub with and into MDC pursuant to the Merger Agreement. If the Merger Proposal is approved by the requisite number of shares of MDC Common Stock, and the other closing conditions under the Merger Agreement have been satisfied or waived, Merger Sub will merge with and into MDC, with MDC continuing as the Surviving Corporation. As a result of the Merger, MDC will become an indirect, wholly owned subsidiary of Parent, and you will no longer own shares of MDC Common Stock. MDC expects to delist the MDC Common Stock from the NYSE as promptly as practicable after the Effective Time and de-register the MDC Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting. Thereafter, MDC would no longer be a publicly traded company. Except to the extent required in connection with any Company Notes that remain listed on the NYSE and registered under the Exchange Act following the Closing, MDC would no longer file periodic or other reports with the SEC. There can be no assurances that any series of Company Notes will continue to be listed on the NYSE and registered under the Exchange Act following the Closing.

Q:	What will I receive if the Merger is consummated?
A:
Upon the consummation of the Merger, you will be entitled to receive the Merger Consideration of $63.00 in cash, without interest, for each share of MDC Common Stock that you own unless you have properly exercised and perfected your demand for appraisal rights under the DGCL with respect to such shares. For example, if you own 100 shares of MDC Common Stock, you will be entitled to receive $6,300 in cash, without interest, in exchange for your 100 shares of MDC Common Stock. In either case, your shares will be cancelled, and you will not own nor be entitled to acquire shares in the Surviving Corporation or Parent.

Q:	Who is entitled to vote at the Special Meeting?
A:
Only Company stockholders of record as of the close of business on February 26, 2024, are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. If your shares of MDC Common Stock are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your shares, then, because each of the Special Meeting Proposals are “non-routine matters,” your broker, bank, trust or other nominee would not have discretionary authority to vote your shares on the Special Meeting Proposals. Instructions on how to vote shares held in street name are described under the question “How may I vote?” below.
Q:	How may I vote?
A:	For Company stockholders of record: If you are eligible to vote at the Special Meeting and are a stockholder of record, you may cast your shares in any of four ways:
•	by voting over the Internet using the website indicated on the enclosed proxy card;
•	by telephone using the toll-free number on the enclosed proxy card;
•	by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or
•	by attending the Special Meeting and voting by ballot.
For holders in street name: If your shares of MDC Common Stock are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your shares, then, because each of the Special Meeting Proposals is a “non-routine matter,” your broker, bank, trust or other nominee would not have discretionary authority to vote your shares on the Special Meeting Proposals. If your shares of MDC Common Stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this Proxy Statement. If you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given, will not be voted with respect to any other proposal. We encourage you to authorize your broker, bank, trust or other nominee to vote your shares “FOR” each of the Special Meeting Proposals by following the instructions provided on the voting instruction form.
If you submit your proxy by Internet, telephone or mail, and you do not subsequently revoke your proxy, your shares of MDC Common Stock will be voted in accordance with your instructions.
Even if you plan to attend the Special Meeting and vote by ballot, you are encouraged to vote your shares of MDC Common Stock by proxy. You may still vote your shares of MDC Common Stock at the Special Meeting even if you have previously voted by proxy. If you attend the Special Meeting and vote by ballot, your previous vote by proxy will not be counted.
Q:	How many votes do I have?
A:
Each holder of MDC Common Stock, including unvested Company RSAs, is entitled to cast one vote on each matter properly brought before the Special Meeting for each share of MDC Common Stock, including each unvested Company RSA, that such holder owned as of the Record Date. A list of stockholders entitled to vote at the Special Meeting will be available in our principal executive offices located at 4350 South Monaco Street, Suite 500, Denver, Colorado 80237 during regular business hours for a period of no less than ten (10) days ending the day before the Special Meeting.

Q:	May I attend the Special Meeting and vote in person?
A:
Yes. All stockholders as of the Record Date may attend the Special Meeting and vote in person. All stockholders of record and beneficial owners wishing to attend the Special Meeting must bring with them a government issued picture identification of themselves and check in at the registration desk at the Special Meeting. Beneficial owners must also bring proof of ownership as described below. Attendees must comply with the rules of conduct available at the registration desk.

Even if you plan to attend the Special Meeting in person, we recommend that you submit your proxy via the Internet or by telephone by following the instructions on the enclosed proxy card, or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. We encourage all stockholders to vote electronically. If you properly and timely submit your proxy, the individuals named as your proxy holders will vote your shares as you have directed. If you attend the Special Meeting and vote by ballot, your vote by ballot will revoke any proxy previously submitted.

Stockholders of Record. If, on the Record Date, your shares were registered directly in your name with the Company's transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting or vote by proxy.
Beneficial Owner. If, on the Record Date, your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, trust, or other nominee (commonly referred to as being held in “street name”), or through our 401(k) savings plan, you are the beneficial owner of those shares. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other nominee regarding how to vote the shares held in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a valid legal proxy from your broker or other nominee and bring the legal proxy to the Special Meeting. (Legal proxies are not available for shares held through our 401(k) savings plan; you must vote those shares as provided below.) If you want to attend the Special Meeting, but not vote at the Special Meeting, you must provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date.
401(k) Savings Plan. If your shares are held through our 401(k) savings plan, you will receive copies of the proxy materials, and you are entitled to instruct the plan trustee how to vote the shares allocated to your account following the instructions described herein. You must provide your instructions no later than 11:59 p.m., Eastern Time, on March 27, 2024.
Q:	What matters will be voted on at the Special Meeting?
A:	You are being asked to consider and vote on the following proposals:
•	to approve the Merger Proposal;
•	to approve the Merger-Related Compensation Proposal; and
•	to approve the Adjournment Proposal.
Q:	How does the Merger Consideration compare to the market price of MDC Common Stock prior to the announcement of the Merger?
A:
The Merger Consideration of $63.00 per share of MDC Common Stock represents a premium of approximately 19% over the Company’s closing stock price on January 17, 2024, the last trading day prior to the announcement of the Merger Agreement, and a premium of approximately 41% compared to the 90-day volume-weighted average trading price for the period ended on January 17, 2024.

Q:	What do I need to do now?
A:
MDC encourages you to read this Proxy Statement, including all documents incorporated by reference into this Proxy Statement, and its annexes carefully and in their entirety. Then as promptly as possible, follow the instructions on the enclosed proxy card to submit your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Special Meeting. We encourage all stockholders to vote electronically. Alternatively, if you do not have access to a touch-tone phone or the Internet, you may sign, date and return the enclosed proxy card in the postage-paid envelope provided. If your shares of MDC Common Stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this Proxy Statement. Please do not send your stock certificate(s) with your proxy card. See “How may I vote?” in this section of this Proxy Statement for more information.

Q:	How does the Board recommend that I vote?
A:
On January 17, 2024, the Board, after considering various factors, including the factors described in the section entitled “The Merger—Recommendation and Reasons for the Merger” beginning on page 38 of this Proxy Statement, and after consultation with the Company’s independent legal and financial advisors, unanimously (i) approved and adopted the Merger Agreement, (ii) resolved to recommend that the stockholders of MDC adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, and (iii) determined (among other things) that the terms of the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and consummate the Merger and the other transactions contemplated by the Merger Agreement in accordance with the DGCL and upon the terms and subject to the conditions set forth in the Merger Agreement.
The Board recommends that you vote (i) “FOR” the Merger Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.
Q:	Should I send in my stock certificate(s) now?
A:
No. If you are a record holder, after the Merger is consummated, under the terms of the Merger Agreement, you will receive a letter of transmittal instructing you to send your stock certificate(s) to the paying agent in order to receive the cash payment of the Merger Consideration for each share of MDC Common Stock represented by such stock certificate(s). You should use the letter of transmittal to exchange your stock certificate(s) for the Merger Consideration to which you are entitled upon the consummation of the Merger. If you hold your shares in “street name,” please contact your broker, bank, trust or other nominee for instructions as to how to surrender your shares of MDC Common Stock in exchange for the Merger Consideration in accordance with the terms of the Merger Agreement. Please do not send in your stock certificate(s) now.

Q:	If I do not know where my stock certificates are, how will I get the Merger Consideration for my shares of MDC Common Stock?
A:
If the Merger is consummated, the transmittal materials you will receive after the Closing will include the procedures that you must follow if you cannot locate your stock certificate(s). This will include an affidavit that you will need to sign attesting to the loss of your stock certificate(s). You may also be required to post a bond as indemnity against any potential loss.

Q:	What happens if the Merger is not consummated?
A:
If the Merger Proposal is not approved by Company stockholders or if the Merger is not consummated for any other reason, Company stockholders will not receive any payment for their shares of MDC Common Stock. Instead, MDC will remain an independent public company, MDC Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and we will continue to file periodic and other reports with the SEC.

Under certain specified circumstances, MDC would be required to pay Parent the Company Termination Fee upon the termination of the Merger Agreement, as described in the section entitled “Terms of the Merger Agreement—Company Termination Fee” beginning on page 86 of this Proxy Statement.
Q:	Do any of the directors or officers of MDC have interests in the Merger that may be in addition to, or different from, those of Company stockholders generally?
A:
Yes. In considering the recommendation of the Board with respect to the Merger Proposal, you should be aware that the directors and executive officers of MDC may have interests in the Merger different from, or in addition to, the interests of Company stockholders generally. The Board was aware of and considered these interests, to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, in approving the Merger Agreement and the Merger, and in recommending that the Merger Proposal be approved by Company stockholders. For a description of the interests of the directors and executive officers of MDC in the Merger, see the section entitled “The Merger—Interests of the Directors and Executive Officers of MDC in the Merger” beginning on page 52 of this Proxy Statement.

Q:	Why am I being asked to consider and vote on the Merger-Related Compensation Proposal?
A:
Under SEC rules, we are required to seek a non-binding, advisory vote with respect to the compensation that may be paid or become payable to our named executive officers that is based on, or otherwise relates to, the Merger, commonly referred to as “golden parachute” compensation. If the Merger Proposal is approved by the Company stockholders, and the Merger is completed, this compensation may be paid to the Company’s named executive officers in accordance with the terms of their compensation agreements and arrangements even if the Company stockholders fail to approve this proposal.
Q:	What vote is required to approve the proposals submitted to a vote at the Special Meeting?
A:
The affirmative vote of a majority of the outstanding shares of MDC Common Stock, including unvested Company RSAs, entitled to vote thereon is required to approve the Merger Proposal. The affirmative vote of the holders of a majority of the total number of votes of MDC Common Stock, including unvested Company RSAs, present at the Special Meeting, or represented by proxy, and entitled to vote thereon, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal. The affirmative vote of the holders of a majority of the total number of votes of MDC Common Stock, including unvested Company RSAs, present at the Special Meeting, or represented by proxy and entitled to vote thereon, is required to approve the Adjournment Proposal. This means that the Merger Proposal will be approved if the number of shares voted “FOR” such proposal is greater than fifty percent (50%) of the total number of outstanding shares of MDC Common Stock entitled to vote at the Special Meeting. Abstentions, if any, will be counted as votes “AGAINST” the Merger Proposal and “AGAINST” the Merger-Related Compensation Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal, whether or not a quorum is present at the Special Meeting. Broker non-votes, if any, will be counted as votes “AGAINST” the Merger Proposal, but assuming a quorum is present, will have no effect on the Merger-Related Compensation Proposal, and, regardless of whether a quorum is present, will have no effect on the Adjournment Proposal.

As of the Record Date, there were approximately 75,047,701 shares of MDC Common Stock issued and outstanding, and entitled to vote, consisting of 74,766,632 shares of MDC Common Stock and 281,069 unvested Company RSAs. Each holder of MDC Common Stock, including unvested Company RSAs, is entitled to one vote per share of MDC Common Stock, including each unvested Company RSA, owned by such holder as of the Record Date.
Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
If your shares of MDC Common Stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, to be the “stockholder of record.” In this case, this Proxy Statement and your proxy card have been sent directly to you by MDC. As the stockholder of record, you have the right to vote by proxy, which involves granting your voting rights directly to MDC or to a third party, or to vote by ballot at the Special Meeting.

If your shares are held through a broker, bank, trust or other nominee, you are considered the beneficial owner of those shares. In that case, this Proxy Statement has been forwarded to you by your broker, bank, trust or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares. Without your voting instructions, because of the non-routine nature of the Special Meeting Proposals, your broker, bank, trust or other nominee may not vote your shares with respect to the Special Meeting Proposals. However, if you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given, will not be voted with respect to any other proposal.
Q:	What is a proxy?
A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of MDC Common Stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of MDC Common Stock is called a “proxy card.” The Board has designated Michael L. Kaplan and Joseph H. Fretz, and each of them, with full power of substitution, as proxies for the Special Meeting.

Q:	Can I change or revoke my proxy?
A:	You may change or revoke your previously submitted proxy at any time before the Special Meeting or, if you attend the Special Meeting, by voting by ballot at the Special Meeting.

If you hold your shares as a record holder, you may change or revoke your proxy in any one of the following ways:
•	by re-voting at a subsequent time by Internet or by telephone following the instructions on the enclosed proxy card;
•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it following the instructions on the enclosed proxy card;
•
by delivering a signed revocation letter to Joseph H. Fretz, the Company’s Secretary, at the Company’s mailing address on the first page of this Proxy Statement before the Special Meeting, which states that you have revoked your proxy; or

•
by attending the Special Meeting and voting by ballot. Attending the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically vote by ballot at the Special Meeting in order for your previous proxy to be revoked.

Your latest dated proxy card, Internet or telephone vote is the one that is counted.
If your shares are held in street name by a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.
Q:	If a Company stockholder gives a proxy, how will the shares be voted?
A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you are a stockholder of record and you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. However, if you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposals, then those shares will be voted as instructed with respect to the proposal as to which instructions were given and will not be voted with respect to any other proposal.
Q:	I understand that a quorum is required in order to conduct business at the Special Meeting. What constitutes a quorum?
A:
The presence in person or represented by proxy of one-third of the outstanding shares of MDC Common Stock entitled to vote at the Special Meeting constitutes a quorum. As of the close of business on the Record Date, there were approximately 75,047,701 shares of MDC Common Stock issued and outstanding and entitled to vote, consisting of 74,766,632 shares of unrestricted MDC Common Stock and 281,069 unvested Company RSAs. As a result, 25,015,901 shares must be present or represented by proxy to have a quorum. If you are present in person at the Special Meeting or submit a properly executed proxy by Internet, telephone or mail, you will be considered a part of the quorum. In addition, abstentions will be counted for purposes of establishing a quorum. If you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting. If a quorum is not present, the holders of a majority in voting power of the MDC Common Stock, present or represented by proxy, and entitled to vote thereon, may adjourn the Special Meeting pursuant to the Company’s by-laws and in accordance with the terms of the Merger Agreement.

Q:	How can I obtain a proxy card?
A:	If you lose, misplace or otherwise need to obtain a proxy card, please follow the applicable procedure below.
For Company stockholders of record: Please call Innisfree M&A Incorporated (“Innisfree”) at (877) 750-0831 (TOLL-FREE from the U.S. and Canada) or +1 (412) 232-3651 (from other locations).

For holders in “street name”: Please contact your account representative at your broker, bank, trust, or other similar institution.
Q:	What happens if I sell or otherwise transfer my shares of MDC Common Stock after the close of business on the Record Date but before the Special Meeting?
A:
The Record Date is earlier than both the date of the Special Meeting and the date the Merger is expected to be consummated. If you sell or transfer your shares of MDC Common Stock after the close of business on the Record Date but before the Special Meeting, unless special arrangements (such as the provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares of MDC Common Stock and each of you notifies MDC in writing of such special arrangements, you will transfer the right to receive the Merger Consideration, if the Merger is consummated, to the person to whom you sell or transfer your shares of MDC Common Stock, but you will retain your right to vote these shares at the Special Meeting. Even if you sell or otherwise transfer your shares of MDC Common Stock after the close of business on the Record Date, you are encouraged to complete, date, sign and return the enclosed proxy card or vote via the Internet or telephone.

Q:	What happens if I sell my shares of MDC Common Stock after the Special Meeting but before the Effective Time?
A:
If you transfer your shares of MDC Common Stock after the Special Meeting but before the Effective Time, you will have transferred the right to receive the Merger Consideration to the person to whom you transfer your shares of MDC Common Stock. In order to receive the Merger Consideration, you must hold your shares of MDC Common Stock through the Effective Time.

Q:	What should I do if I receive more than one set of voting materials?
A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote via the Internet or telephone (or complete, date, sign and return) with respect to each proxy card and voting instruction card that you receive.

Q:	Who will count the votes?
A:
A representative from Broadridge Investor Communications Solutions will serve as the independent inspector of elections for the Special Meeting and will tabulate votes cast by proxy or by ballot at the Special Meeting. The inspector of elections will also determine whether a quorum is present.

Q:	Who will solicit votes for, and bear the cost and expenses of, this proxy solicitation?
A:
The cost of this proxy solicitation will be borne by MDC. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of MDC Common Stock. MDC has retained Innisfree as MDC’s proxy solicitor. Innisfree will solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. Under our agreement with Innisfree, Innisfree will receive an estimated fee of $25,000 plus reimbursement of its reasonable, out-of-pocket expenses for its services plus fees for calls (if any) to or from retail Company stockholders. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of, or in connection with, the engagement.

Q:	Where can I find the voting results of the Special Meeting?
A:	MDC intends to notify Company stockholders of the results of the Special Meeting by issuing a press release, which it will also file with the SEC as an exhibit to a Current Report on Form 8-K.

Q:	Will I be subject to U.S. federal income tax upon the exchange of MDC Common Stock for cash pursuant to the Merger?
A:
The exchange of MDC Common Stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a U.S. Holder (as defined in the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger—U.S. Holders” beginning on page 61 of this Proxy Statement) who exchanges shares of MDC Common Stock for cash in the Merger will generally recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. Holder’s adjusted tax basis in such shares. If you are a Non-U.S. Holder (as defined in the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger—Non-U.S. Holders” beginning on page 62 of this Proxy Statement), the Merger will generally not result in U.S. federal income tax to you unless you have certain connections with the United States or under certain other circumstances (as described in the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger—Non-U.S. Holders” beginning on page 62 of this Proxy Statement).

Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the Merger in light of your own particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or foreign taxing jurisdiction. For a more complete description of the U.S. federal income tax consequences of the Merger, see the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 60 of this Proxy Statement.
Q:	What will the holders of outstanding MDC equity awards receive in the Merger?
A:
At the Effective Time, each Company Option that is outstanding and unexercised, whether vested or unvested, as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash, without interest, if any, equal to the product of (A) the excess (if any) of (i) the Merger Consideration over (ii) the exercise price per share of such Company Option, multiplied by (B) the number of shares of MDC Common Stock subject to such Company Option, subject to any required withholding of taxes; provided, however, that any Company Options with respect to which the applicable per share exercise price is greater than the Merger Consideration will be cancelled without consideration.

At the Effective Time, each Company RSA, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of MDC Common Stock subject to such Company RSA, multiplied by (B) the Merger Consideration, subject to any required withholding of taxes.
At the Effective Time, each Company PSU Award, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of MDC Common Stock subject to such Company PSU Award based on maximum performance, multiplied by (B) the Merger Consideration, subject to any required withholding of taxes.
Q:	When do you expect the Merger to be consummated?
A:
MDC and Parent are working toward consummating the Merger as quickly as possible. Assuming the timely receipt of required regulatory clearances and satisfaction or waiver (in accordance with the terms of the Merger Agreement) of other closing conditions, including approval by Company stockholders of the Merger Proposal, we anticipate that the Merger will be completed in the first half of 2024.

Q:	Will the Company continue its charitable giving following the Closing?
A:
The Company will evaluate its charitable giving in the ordinary course. However, the parties have agreed that, prior to the Closing Date, Parent and Mr. Mizel, in his capacity of Chairman and Chief Executive Officer of the MDC/Richmond American Homes Foundation (the “Foundation”), will work together in good faith to document a commitment for Parent to make a one-time cash donation of $22.19 million on the

Closing Date to the Foundation (of which Mr. Mandarich is President), which represents the equivalent of a five-year commitment to continue the Company’s long history of providing monetary support to local communities through the Foundation (the “Charity Commitment”).
Q:	Are there any other risks to me from the Merger that I should consider?
A:
Yes. There are risks associated with all business combinations, including the Merger. See the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 22 of this Proxy Statement.

Q:	Am I entitled to appraisal rights under the DGCL?
A:
If the Merger is consummated, stockholders and beneficial owners of MDC Common Stock who do not vote in favor of the adoption of the Merger Agreement and who properly exercise and perfect his, her, its, or their demand for appraisal rights under Section 262 of the DGCL shall be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL. This means that Company stockholders and beneficial owners are entitled to have their shares appraised by the Court of Chancery and to receive payment in cash of the “fair value” of the shares of MDC Common Stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid based upon the amount determined to be fair value, if any, as determined by the Court of Chancery. Stockholders and beneficial owners who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for exercising appraisal rights are described in the section entitled “Appraisal Rights” beginning on page 93 of this Proxy Statement, which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is accessible, without subscription or cost, at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and is incorporated by reference herein to this Proxy Statement.

Q:	How can I obtain more information about MDC?
A:	You can find more information about MDC from various sources described in the section entitled “Where You Can Find More Information” beginning on page 101 of this Proxy Statement.
Q:	Who can help answer my questions?
A:
If you have any questions concerning the Merger, the Special Meeting or this Proxy Statement, would like additional copies of this Proxy Statement or need help voting your shares of MDC Common Stock, please contact the Company’s proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders May Call: (877) 750-0831 (TOLL-FREE from the U.S. and Canada)
or +1 (412) 232-3651 (from other locations)
Banks and Brokers May Call Collect: (212) 750-5833

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement, and the documents to which MDC refers you in this Proxy Statement, as well as information included in oral statements or other written statements made or to be made by MDC or on its behalf, contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. These forward-looking statements may be identified by terminology such as “likely,” “predicts,” “continue,” “anticipates,” “believes,” “confident,” “could,” “estimates,” “expects,” “intends,” “target,” “potential,” “may,” “will,” “might,” “plans,” “path,” “should,” “approximately,” “our planning assumptions,” “forecast,” “outlook” or the negative of such terms and other comparable terminology. These forward-looking statements, including statements regarding the Merger, are based largely on information currently available to our management and our management's current expectations and assumptions, and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from those expressed or implied by the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements contained in this Proxy Statement are reasonable, we cannot guarantee future results. There is no assurance that our expectations will occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.
Important factors, risks and uncertainties and other factors that may cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the Merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel; (v) the diversion of management’s time and attention from ordinary course of business operations to completion of the Merger, as well as integration matters; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments; (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (ix) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xi) the possibility that Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xiii) those risks and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xiv) the risks described in this Proxy Statement.
There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company undertakes no duty to update publicly any forward-looking statements except as required by law, whether as a result of new information, future events or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

THE SPECIAL MEETING
Date, Time and Place of the Special Meeting
This Proxy Statement is being furnished to Company stockholders as a part of the solicitation of proxies by the Board for use at the Special Meeting to be held on April 2, 2024, at 4350 South Monaco Street, 6th Floor, Assembly Room, Denver, Colorado 80237, at 10:00 a.m., Mountain Time or at any adjournment or postponement thereof.
Purpose of the Special Meeting
At the Special Meeting, Company stockholders will be asked to consider and vote to approve:
•	the Merger Proposal;
•	the Merger-Related Compensation Proposal; and
•	the Adjournment Proposal.
Record Date; Shares Entitled to Vote; Quorum
Only Company stockholders of record as of the close of business on the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. As of the Record Date, there were approximately 75,047,701 shares of MDC Common Stock outstanding and entitled to be voted at the Special Meeting, consisting of 74,766,632 shares of MDC Common Stock and 281,069 unvested Company RSAs. A list of stockholders entitled to vote at the Special Meeting will be available for inspection in Company’s headquarters located at 4350 South Monaco Street, Suite 500, Denver, Colorado 80237, during regular business hours for a period of at least ten (10) days, ending on the day before the Special Meeting.
The inspector of elections appointed for the Special Meeting will tabulate votes cast by proxy or by ballot at the Special Meeting. The inspector of elections will also determine whether a quorum is present. The presence in person or represented by proxy of one-third of the outstanding shares of MDC Common Stock entitled to vote at the Special Meeting constitutes a quorum. Shares that abstain from voting on any proposal will be treated as shares that are present and entitled to vote at the Special Meeting for purposes of determining whether a quorum is present.
With respect to shares held in street name, your broker, bank, trust or other nominee generally has the discretionary authority to vote uninstructed shares on “routine” matters but cannot vote such uninstructed shares on “non-routine” matters. Each of the proposals to be presented at the Special Meeting is expected to be considered “non-routine.” As a result, no broker will be permitted to vote your shares of MDC Common Stock at the Special Meeting without receiving instructions.
Vote Required; Abstentions and Broker Non-Votes
The affirmative vote of a majority of the outstanding shares of MDC Common Stock, including unvested Company RSAs, entitled to vote thereon is required to approve the Merger Proposal. The affirmative vote of the holders of a majority of the total number of votes of MDC Common Stock, including unvested Company RSAs, present at the Special Meeting, or represented by proxy and entitled to vote thereon, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal. The affirmative vote of the holders of a majority of the total number of votes of MDC Common Stock, including unvested Company RSAs, present at the Special Meeting, or represented by proxy and entitled to vote thereon is required to approve the Adjournment Proposal. This means that the Merger Proposal will be approved if the number of shares voted “FOR” such proposal is greater than fifty percent (50%) of the total number of outstanding shares of MDC Common Stock entitled to vote at the Special Meeting. Abstentions, if any, will be counted as votes “AGAINST” the Merger Proposal and “AGAINST” the Merger-Related Compensation Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal, whether or not a quorum is present at the Special Meeting. Broker non-votes, if any, will be counted as votes “AGAINST” the Merger Proposal, but assuming a quorum is present, will have no effect on the Merger-Related Compensation Proposal, and, regardless of whether a quorum is present, will have no effect on the Adjournment Proposal. If you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposal, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given, will not be voted with respect to any other proposal.
Shares Held by the Company’s Directors and Executive Officers
As of the Record Date, the Company’s directors and executive officers beneficially owned, and were entitled to vote, in the aggregate, 15,093,442 outstanding shares of MDC Common Stock, consisting of 14,841,869 shares of MDC Common Stock and 251,573 unvested Company RSAs, representing approximately 20.11% of the outstanding shares of MDC Common Stock. We expect that the Company’s directors and executive officers will beneficially own and be entitled to vote a similar figure at the Special Meeting. The directors and executive officers have informed MDC that they currently intend to vote all of their shares of MDC Common Stock and “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. In addition, the Specified Company Stockholders, who collectively beneficially own approximately 21.2% of the voting power of the MDC Common Stock, have entered into the Voting Agreement pursuant to which, among other things, the Specified Company Stockholders have agreed to vote their shares of MDC Common Stock in favor of the Merger Proposal, subject to, and in accordance with, the terms of the Voting Agreement. For more information, see the section entitled “Voting Agreement” beginning on page 59 of the Proxy Statement.
Voting of Proxies
If your shares are registered in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you may cause your shares to be voted by submitting electronically over the Internet or by telephone a proxy authorizing the voting of your shares by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or by telephone. We encourage all stockholders to vote electronically. Alternatively, if you do not have access to a touch-tone phone or the Internet, you may sign, date and return the enclosed proxy card in the postage-paid envelope provided. Based on your proxy cards or Internet and telephone proxies, the proxy holders will vote your shares according to your directions.
If you plan to attend and desire to vote at the Special Meeting, you will be provided with a ballot at the Special Meeting. Please note that if your shares of MDC Common Stock are held of record by a broker, bank, trust, or other nominee, and you decide to attend and vote at the Special Meeting, your vote by ballot at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from your broker, bank, trust, or other nominee. Even if you plan to attend the Special Meeting, we encourage you to submit your proxy to vote your shares in advance of the Special Meeting.
Voting instructions are included on your enclosed proxy card. All shares represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the Company stockholders. Properly executed proxies submitted by stockholders of record that do not contain voting instructions will be voted “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. No proxy that is specifically marked against approval of the Merger Proposal will be voted in favor of the Merger-Related Compensation Proposal, unless it is specifically marked “FOR” the approval of such proposal.
If your shares of MDC Common Stock are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your shares, then, because each of the Special Meeting Proposals is a “non-routine matter,” your broker, bank, trust or other nominee would not have discretionary authority to vote your shares on the Special Meeting Proposals. If your shares of MDC Common Stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this Proxy Statement. We encourage you to authorize your broker, bank, trust or other nominee to vote your shares “FOR” each of the Special Meeting Proposals by following the instructions provided on the voting instruction form. If you do not vote via the Internet or telephone through your broker, bank, trust or other nominee or do not return your bank’s, broker’s or other nominee’s voting form, or do not attend the Special Meeting and vote with a proxy from your broker, bank, trust or other nominee, it will be counted as a vote “AGAINST” the Merger Proposal and will not have any effect on the Merger-Related Compensation Proposal and the Adjournment Proposal. If you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given, will not be voted with respect to any other proposal and will be treated as a broker non-vote with respect to such other proposal(s).
How You May Revoke or Change Your Vote
You may change or revoke your previously submitted proxy at any time before the Special Meeting or, if you attend the Special Meeting, by voting by ballot at the Special Meeting. If you hold your shares as a record holder, you may change or revoke your proxy in any one of the following ways:
•	by re-voting at a subsequent time by Internet or by telephone following the instructions on the enclosed proxy card;
•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it following the instructions on the enclosed proxy card;
•
by delivering a signed revocation letter to Joseph H. Fretz, the Company’s Secretary, at the Company’s address on the first page of this Proxy Statement before the Special Meeting, which states that you have revoked your proxy; or

•
by attending the Special Meeting and voting by ballot. Attending the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically vote by ballot at the Special Meeting for your previous proxy to be revoked.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Company’s Secretary prior to the Special Meeting.
If your shares are held in street name by a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee. You may also vote at the Special Meeting if you register in advance to attend the Special Meeting following the procedures described below in the section entitled “The Special Meeting—Attending the Special Meeting” beginning on page 26 of this Proxy Statement and if you provide a valid legal proxy from your broker, bank, trust, or other nominee.
Any adjournment, recess or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow Company stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting that was adjourned, recessed or postponed.
Adjournments
Company stockholders are also being asked to approve the Adjournment Proposal, which will enable the adjournment of the Special Meeting if necessary or appropriate, including if there are insufficient votes for the approval of the Merger Proposal or if a quorum is not present.
If a quorum is not present, the holders of a majority of the total number of votes of MDC Common Stock, including unvested Company RSAs, present at the Special Meeting, or represented by proxy and entitled to vote thereat may adjourn the Special Meeting from time to time until a quorum shall be present, subject to and in accordance with the terms of the Merger Agreement.
If a new record date is or must be fixed under law, a notice of the adjourned meeting must be given to each stockholder of record as of the new record date and who is otherwise entitled to notice of, and to vote at, such meeting.
If the Special Meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the Special Meeting Proposals. At any adjourned meeting, any business may be transacted that might have been transacted at the original Special Meeting, and all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.

Tabulation of Votes
All votes will be tabulated by the inspector of elections appointed for the Special Meeting. The inspector of elections will separately tabulate affirmative and negative votes, abstentions and broker non-votes.
Solicitation of Proxies
The cost of this proxy solicitation will be borne by MDC. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of MDC Common Stock.
MDC has retained Innisfree as its proxy solicitor. Innisfree will solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. Under our agreement with Innisfree, Innisfree will receive an estimated fee of $25,000 plus reimbursement of its reasonable, out-of-pocket expenses for its services plus fees for calls (if any) to or from retail Company stockholders. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of, or in connection with, the engagement.
Anticipated Date of Consummation of the Merger
Assuming timely satisfaction or waiver (in accordance with the terms of the Merger Agreement) of necessary closing conditions, including, among other things, the Company Stockholder Approval and receipt of required regulatory approvals, we currently anticipate that the Merger will be consummated in the first half of 2024.
Attending the Special Meeting
Only stockholders as of the Record Date are entitled to attend the Special Meeting. All stockholders of record and beneficial owners wishing to attend the Special Meeting must bring with them a government issued picture identification of themselves and check in at the registration desk at the Special Meeting. If you are the stockholder of record, your name will be verified against a list of stockholders of record on the Record Date prior to being admitted to the Special Meeting. If you hold your shares indirectly through a broker, you must bring (i) a government issued picture identification of yourself, and (ii) an account statement or other acceptable evidence showing that you were the beneficial owner of shares of MDC Common Stock on the Record Date.
Stockholders of record are reminded that they can vote their shares prior to the Special Meeting over the Internet using the website indicated on the proxy card, by telephone using the toll-free number on the proxy card or by signing, dating and returning the proxy card in the postage-paid envelope previously provided. We encourage stockholders to vote electronically. If you have submitted your vote by proxy in advance of the Special Meeting, you do not need to vote by ballot, unless you wish to change your vote.
Beneficial owners of shares held in street name are reminded that they can instruct their brokers, banks, trusts, or other nominees to vote their shares prior to the Special Meeting by following the directions on the voting instruction card to provide their instructions over the Internet, by telephone or by signing, dating and returning the voting instruction card in the postage-paid envelope previously provided. We encourage stockholders to submit their instructions to their brokers, banks or other nominees electronically. If you have submitted your instructions to your broker, bank, trust, or other nominee in advance of the Special Meeting, you do not need to vote by ballot, unless you wish to change your vote. Please note that if you request a legal proxy from your broker, bank, trust, or other nominee, it will automatically revoke any instructions you may have previously given to that broker, bank, trust, or other nominee.
Stockholders of record that hold shares through the Company’s 401(k) savings plan, will receive copies of the proxy materials, and are entitled to instruct the plan trustee how to vote the shares allocated to such stockholder’s account following the instructions described herein. Such stockholders must provide your instructions no later than 11:59 p.m., Eastern Time, on March 27, 2024.

Assistance
If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Innisfree, our proxy solicitor, by calling (877) 750-0831 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other locations). Brokers, banks, trusts, and other nominees may call collect at (212) 750-5833.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
THE MERGER
The discussion of the Merger in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this Proxy Statement and is incorporated into this Proxy Statement by reference. This summary does not purport to be complete and may not contain all of the information about the Merger that is important to you. You are encouraged to read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Merger.
Additional information about MDC may be found elsewhere in this Proxy Statement and in our other public filings. See the section entitled “Where You Can Find More Information” beginning on page 101 of this Proxy Statement.
Parties Involved in the Merger
M.D.C. Holdings, Inc.
MDC is a Delaware corporation with its principal executive offices located at 4350 South Monaco Street, Suite 500, Denver, Colorado 80237. The Company has two primary operations, homebuilding and financial services. The Company’s homebuilding operations consist of wholly owned subsidiary companies that generally purchase finished lots or develop lots to the extent necessary for the construction and sale primarily of single-family detached homes to first-time and first-time move-up homebuyers under the name “Richmond American Homes.” The Company’s homebuilding operations are comprised of various homebuilding divisions that the Company considers to be their operating segments. For financial reporting purposes, the Company’s homebuilding operations are aggregated into reportable segments as follows: (i) West (includes operations in Arizona, California, Nevada, New Mexico, Oregon, Texas and Washington); (ii) Mountain (includes operations in Colorado, Idaho and Utah); and (iii) East (includes operations in Alabama, Florida, Maryland, Pennsylvania, Tennessee and Virginia).
The Company’s financial services operations consist of (i) HomeAmerican, which originates mortgage loans primarily for our homebuyers, (ii) Allegiant, which provides insurance coverage primarily to our homebuilding subsidiaries on homes that have been delivered and most of our subcontractors for completed work on those delivered homes, (iii) StarAmerican, which is a re-insurer of Allegiant claims, (iv) American Home Insurance Agency, Inc., which offers third-party insurance products to our homebuyers, and (v) American Home Title and Escrow Company, which provides title agency services to our homebuilding subsidiaries and our customers in certain states. For financial reporting, the Company has aggregated their financial services operating segments into reportable segments as follows: (i) mortgage operations (represents HomeAmerican only) and (ii) other (all remaining operating segments).
MDC Common Stock is currently listed on the NYSE under the symbol “MDC.”
Sekisui House, Ltd.
Guarantor is a Japanese home builder. Guarantor divides its operations into four areas: the built-to-order business, supplied housing business, development business and overseas business. The built-to-order business creates high-value-added, high-quality housing stock on land owned by the customer. The supplied housing business works to increase the asset value of housing stock through remodeling and supports the management of rental housing through subleasing. The development business starts from land acquisition and other investments to create high-quality communities. The overseas business provides housing markets in other countries with the quality and advanced technologies Guarantor has cultivated in Japan. Guarantor’s global vision is to “make home the happiest place in the world.” Pursuant to the Merger Agreement, and subject to the terms and conditions contained therein, Guarantor is guaranteeing the obligations of the Buyer Parties in connection with the Merger Agreement.
SH Residential Holdings, LLC
Parent, an indirect, wholly owned subsidiary of Guarantor, is a Delaware limited liability company. Parent serves as a holding company for Guarantor’s home building subsidiaries in the United States. Upon completion of the Merger, MDC will be an indirect, wholly owned subsidiary of Parent.

Clear Line, Inc.
Merger Sub, an affiliate of Guarantor, is a Delaware corporation and an indirect, wholly owned subsidiary of Parent and was formed on January 12, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, including the Merger, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Upon completion of the Merger, Merger Sub will merge with and into MDC and will cease to exist.
Effect of the Merger
The Merger Agreement provides that, upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into MDC, whereupon the separate corporate existence of Merger Sub will thereupon cease, and MDC will continue as the Surviving Corporation. As a result of the Merger, the Surviving Corporation will become an indirect, wholly owned subsidiary of Parent, and MDC Common Stock will no longer be publicly traded. In addition, MDC Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations. Except to the extent required in connection with any Company Notes that remain listed on the NYSE and registered under the Exchange Act following the Closing, MDC will no longer file periodic or other reports with the SEC. There can be no assurances that any series of Company Notes will continue to be listed on the NYSE and registered under the Exchange Act following the Closing. If the Merger is consummated, you will not own or be entitled to acquire any shares of the Surviving Corporation. The Effective Time will occur upon the filing of the Certificate of Merger with, and the acceptance of such filing by, the Secretary of State of the State of Delaware (or at such later time as MDC and the Buyer Parties may agree and specify in the Certificate of Merger).
Company Notes
The Company currently expects that each series of the Company Notes will remain outstanding following the Merger. The Company has agreed to use reasonable best efforts to deliver any documents required under the applicable indentures governing the Company Notes as a direct result of the Merger and to take any actions reasonably requested by Parent in connection therewith.
Effect on MDC if the Merger is Not Consummated
If the Merger Agreement is not adopted by the Company stockholders, or if the Merger is not consummated for any other reason:
•	the Company stockholders will not be entitled to, nor will they receive, any payment for their respective shares of MDC Common Stock;
•
MDC will remain an independent public company, the MDC Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and MDC will continue to file periodic and other reports with the SEC;

•
we anticipate that (i) management will operate the business in a manner similar to that in which it is being operated today and (ii) Company stockholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including but not limited to, risks and uncertainties with respect to the Company’s business, prospects or results of operations, as such may be affected by, among other things, the highly competitive industry in which MDC operates and adverse economic conditions that MDC could face;

•
the price of MDC Common Stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of MDC Common Stock would return to the price at which it trades as of the date of this Proxy Statement;

•
the Board will continue to evaluate and review the Company’s business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate (irrespective of these efforts, it is possible that no other transaction acceptable to the Board will be offered or that the Company’s business, prospects or results of operations will be adversely impacted); and

•
under certain circumstances specified in the Merger Agreement, MDC would be required to pay Parent the Company Termination Fee upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement—Company Termination Fee” beginning on page 86 of this Proxy Statement.

Merger Consideration
MDC Common Stock
Upon the consummation of the Merger, each share of MDC Common Stock outstanding as of immediately prior to the Effective Time (other than shares of MDC Common Stock that are (i) Owned Company Shares, (ii) held by any direct or indirect wholly owned subsidiary of MDC immediately prior to the Effective Time, (iii) Dissenting Company Shares, or (iv) Company RSAs, the treatment of which is described under “Treatment of Company Options, Company RSAs and Company PSU Awards”) will be cancelled and cease to exist and automatically converted into the right to receive cash in an amount equal to the Merger Consideration. At the Effective Time, each Owned Company Share will automatically be cancelled and cease to exist, and no consideration or payment will be delivered in exchange therefor or in respect thereof, and each share of MDC Common Stock held by any direct or indirect wholly owned subsidiary of the Company shall be converted into such number of shares of common stock of the Surviving Corporation with an aggregate value immediately after the consummation of the Merger equal to the Merger Consideration. At the Effective Time, each Dissenting Company Share will be cancelled and cease to exist, and the holders of Dissenting Company Shares will only be entitled to the rights granted to them under Section 262 of the DGCL with respect to such Dissenting Company Shares.
Treatment of Company Options, Company RSAs and Company PSU Awards
Company Options. At the Effective Time, each Company Option that is outstanding and unexercised, whether vested or unvested, as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to the product of (A) the excess (if any) of (i) the Merger Consideration over (ii) the exercise price per share of such Company Option, multiplied by (B) the number of shares of MDC Common Stock subject to such Company Option, subject to any required withholding of taxes; provided, however, that any Company Options with respect to which the applicable per share exercise price is greater than the Merger Consideration will be cancelled without consideration.
Company RSAs. At the Effective Time, each Company RSA, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of MDC Common Stock subject to such Company RSA, multiplied by (B) the Merger Consideration, subject to any required withholding of taxes.
Company PSU Awards. At the Effective Time, each Company PSU Award, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of MDC Common Stock subject to such Company PSU Award based on maximum performance, multiplied by (B) the Merger Consideration, subject to any required withholding of taxes.
Background of the Merger
The following chronology summarizes certain key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of, by, with or among members of the Board, the Company’s management, the Company’s financial advisors, legal advisors or other representatives, Guarantor, the Buyer Parties, and their affiliates and their respective financial advisors, legal advisors or other representatives or any other person. Except as stated otherwise, all dates and times discussed in this “Background of the Merger” are reflective of Mountain Time.
The Board and the Company’s management periodically review the Company’s business and operations, competitive position, historical performance, future prospects and long-term strategic plan with the goal of maximizing stockholder value. As part of these ongoing evaluations, the Board and the Company’s management have, from time to time and with the assistance of the Company’s legal and financial advisors, considered various strategic alternatives, including the continued execution of the Company’s strategy as a stand-alone public company or the possible sale of the Company to, or combination of the Company with, a third party.
The Company is generally familiar with the business and operations of its peer companies and, in furtherance of its consideration of strategic alternatives, from time to time, the Company informally engaged in discussions with such peer companies and financial sponsors regarding a variety of potential business combination transactions. None of these discussions resulted in an acceptable offer for the Company until Parent’s offer on December 7, 2023 with respect to the Merger.
In connection with the Company’s consideration of strategic alternatives from time to time, in April 2021, the Company engaged Brownstein Hyatt Farber Schreck, LLP (“Brownstein”) and Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul, Weiss”) as counsel to evaluate such potential strategic transactions.
On July 25, 2023, representatives of Vestra, the Company’s financial advisor, and Parent spoke about a potential introductory meeting with the Company to discuss a potential transaction between Parent and the Company.
On August 7, 2023, the Company formalized its engagement and entered into a written engagement letter with Vestra to act as its financial advisor in connection with evaluating a potential strategic transaction. The Company selected Vestra based on Vestra’s principals’ reputation, knowledge of the homebuilding industry, including the Company, and experience in investment banking, including in advising homebuilding companies in mergers and acquisitions.
On August 14, 2023, the Company and Parent entered into a non-disclosure agreement (as amended on September 29, 2023) (the “NDA”), which contained a standstill provision.
On August 22, 2023, following an introduction made by representatives of Vestra, Rick Robideau, an executive officer of Parent, met in person with Mr. Mizel, Mr. Mandarich, Mr. Martin and a representative of Vestra, in Denver, Colorado, during which meeting Mr. Mizel, Mr. Mandarich, Mr. Martin and the Vestra representative had a discussion with Mr. Robideau regarding the Company.
On August 30, 2023, following an introduction from Vestra, the Company entered into a non-disclosure agreement with a potential strategic acquirer in connection with a potential sale of the Company. Shortly thereafter, a member of the Company’s management met with a representative of the potential strategic acquirer, but discussions did not progress further, no offer was ever made and the potential transaction never materialized.
On October 1, 2023, representatives of Moelis & Company LLC (“Moelis”), Parent’s financial advisor, orally informed representatives of Vestra that representatives of Moelis and Parent discussed and Parent was conducting an analysis regarding a potential transaction with the Company.
On October 9, 2023, Parent submitted a written, non-binding indication of interest through Moelis to Vestra to acquire the Company for $55.00 per share, in cash (the “October Proposal”), reflecting a total equity value of approximately $4.3 billion based on the number of issued and outstanding shares on a fully diluted basis as of the date of the October Proposal. Vestra representatives forwarded the October Proposal to the Company’s management. The October Proposal was not subject to any financing contingency, and was subject to satisfactory completion of customary due diligence. The October Proposal also stated that Parent engaged advisors Moelis and Morrison & Foerster LLP (“Morrison & Foerster”) as its financial and legal advisors, respectively, and expected to complete diligence and be prepared to sign a definitive agreement within thirty to forty-five days. Following the Company’s management’s receipt of the October Proposal, management notified representatives of Paul, Weiss and Brownstein of the October Proposal and, on behalf of the Board, requested that representatives of Paul, Weiss join the upcoming meeting of the Board on October 30, 2023 to participate in the Board’s discussion of the October Proposal.
On October 18, 2023, Mr. Robideau and Wayne Farnsworth (Chief Legal Officer of Parent) met with Mr. Mizel, Mr. Mandarich and Mr. Martin in Denver, Colorado to discuss the general profile of and background of the Guarantor group, including Guarantor’s practices with respect to past acquisitions.
On October 23, 2023, the Board held a meeting with members of the Company’s management. At that meeting, members of the Company’s management briefed the Board on the October Proposal submitted by Parent.
On October 26, 2023, Toru Ishii (Senior Managing Officer and Director of the Board of Guarantor), Takehisa Yanagi (Managing Officer and Head of International Business Department of Guarantor), Toru Tsuji (Executive Officer of International Business Department of Guarantor and then-incoming chief executive officer of Parent), Makoto Ochiai (Deputy Head of Business Strategy Office, International Business Department of Guarantor), Ryota Maki (Assistant Director of Business Strategy Office, International Business Department, of

Guarantor), a translator retained by Guarantor, Mr. Robideau and Mr. Farnsworth from Parent, a representative of Moelis, a representative of Vestra, Mr. Mizel, Mr. Mandarich and Mr. Martin met in person in Denver, Colorado (the “October 26 Meeting”), during which meeting the Company provided Parent with an overview of its business and performance, and Guarantor shared an overview of its company and corporate philosophy.
On October 30, 2023, the Board held a meeting with members of the Company’s management and representatives of Paul, Weiss. In executive session, representatives of Paul, Weiss reviewed with the Board the duties of the directors in a situation involving a potential sale of the Company, including fiduciary duties and duties related to confidential information and trading. Thereafter, the Board, the Company’s management and the Company’s advisors discussed the Company’s business outlook, including valuation, stock performance, future key strategic initiatives and projections. The Board then discussed the terms of the October Proposal and the Company’s management updated the Board on the October 26 Meeting. The Board, the Company’s management and the Company’s advisors discussed the key terms of the October Proposal, including the credibility of the potential buyer and its ability to pay the proposed purchase price, absence of any financing contingency, potential synergies with Parent, cultural fit and business alignment, diligence requirements and proposed timing of the transaction. The Board concluded that it may be willing to engage in confidential discussions and a potential transaction with Parent if Parent considered a meaningfully higher offer than that proposed in the October Proposal. The Board instructed members of the Company’s management to communicate such to Parent and its advisors and generally authorized members of the Company’s management to continue to discuss and negotiate the proposed transaction with Parent in an attempt to receive the highest offer possible and report back to the Board before committing to any definitive terms. The Board also instructed management not to engage in discussions regarding the post-transaction management structure, compensation, or voting commitments with respect to the proposed transaction with Parent until the Board has reached an agreement with Parent on price and such discussions were further authorized by the Board. The Company’s management confirmed to the Board that no members of management had engaged in any such discussions with Parent.
Shortly thereafter, the Company’s management orally informed Parent that the October Proposal provided insufficient value to the Company stockholders, and that its Board may be willing to consider a meaningfully higher offer.
On October 31, 2023, representatives of Moelis submitted to representatives of Vestra high priority due diligence requests from Parent. On November 2, 2023, representatives of Vestra delivered to Moelis the Company’s responses to these diligence requests.
On November 10, 2023, Parent submitted a second proposal with a purchase price of $57.00 per share, in cash (the “November 10 Proposal”).
On November 20, 2023, the Board held a meeting with members of the Company’s management at which they discussed, among other things, the November 10 Proposal in executive session. After consulting with management, the Board determined that the November 10 Proposal materially undervalued the Company and, as such, it was not in the best interests of the Company to pursue a transaction with Parent on the proposed terms at the time of the meeting. The Board instructed management to relay the Board’s determination to Parent, and members of management did as such.
On November 21, 2023, Mr. Mandarich wrote to Mr. Yanagi thanking him for his visit to the Company in Denver and extending an invitation to meet again with MDC after the new year.
On November 24, 2023, informed by their discussions with the Board at the meeting on November 20, 2023, members of the Company’s management orally indicated to Parent that they expected the Board would be willing to consider an offer that was at least $65.00 per share, in cash.
On December 2, 2023, the Company provided representatives of Vestra with an update on its performance for the fourth quarter of 2023 and details on its lot supply as of October 31, 2023. At the direction of the Company, representatives of Vestra shared this information, which Parent had previously requested, with representatives of Moelis and Parent.
On December 4, 2023, Parent submitted a third proposal with a purchase price of $61.00 per share, in cash (the “December 4 Proposal”). Members of the Company’s management orally communicated to Parent their view that the December 4 Proposal continued to undervalue the Company.

On December 6, 2023, representatives from Parent and the Company discussed the proposed purchase price per share in a potential transaction, with each communicating that the price per share most recently indicated by the other was not a price at which such representatives believed their respective boards would be willing to consider.
Following such discussions with representatives of the Company, Parent submitted a fourth proposal on December 7, 2023, with a purchase price of $63.00 per share, in cash (the “December 7 Proposal”). The December 7 Proposal represented a 14.5% increase from Parent’s original October Proposal and a nearly 33% premium to the Company’s closing price per share on December 6 of $47.39.
On December 11, 2023, the Board held a meeting, with members of the Company’s management present. Representatives of Vestra and Paul, Weiss were also in attendance. At the meeting, representatives of Vestra reviewed with the Board the financial terms of the various offers received from Parent since the previous Board meeting, including the December 7 Proposal, noting that the Company and its advisors had worked diligently to advance negotiations with Parent and its advisors, regarding the proposed transaction, in accordance with the guidance provided by the Board. In addition, representatives of Vestra provided an overview of the industry landscape as related to the housing market and homebuilding sector generally, as well as in regards to trends in the homebuilding mergers and acquisitions market. Representatives of Vestra discussed with the Board potential alternative bidders, including whether any strategic buyers or private equity firms could reasonably be expected to pay a per share price similar to, or greater than the December 7 Proposal. The Board then discussed various considerations regarding the Company’s strategic alternatives, including, among other things, considerations relating to continuing to operate on a standalone basis in the current market and the Company’s many historical discussions with most key players in the homebuilding sector (including financial sponsors), none of which ever materialized into a transaction. After the discussion, the Board determined that a similar or greater bid from potential alternative bidders was unlikely. Representatives of Vestra and Paul, Weiss then reviewed with the Board the key terms of the December 7 Proposal, including Parent’s willingness to proceed with diligence and contract negotiations on an accelerated timeframe, and the absence of any financing contingency, noting that Parent had orally indicated it was in discussion with three Japanese banks, each of which had indicated financing would be available. The Board also discussed various regulatory and value considerations. Representatives of Paul, Weiss refreshed the directors on their relevant fiduciary duties and on standards of judicial review.
The Board, in consultation with representatives of Vestra and Paul, Weiss, then discussed the benefits and risks of performing a pre-signing market check or negotiation of a post-signing “window shop” or “go-shop” period. The Board noted that a pre-signing market check could potentially lead to increased competition among bidders and feedback from a larger number of potential acquirers. The Board also discussed the risks of a pre-signing market check, including, among others, the higher likelihood of leaks, management distraction, a longer process with less control and the risk of adverse impact on the Company if a pre-signing market check did not result in a sale. The Board discussed how prior conversations with potential alternative strategic bidders and financial sponsors over the years never resulted in an acceptable offer to acquire the Company, the limited number of strategic counterparties who could afford acquisitions of this type and the limitations on financial sponsors as potential bidders for the Company obviated some of the risks of proceeding without a pre-signing market check. The Board then discussed next steps in the transaction process, including diligence, the negotiation of transaction agreements, requisite board and stockholder approvals, regulatory requirements and the timing of management’s engagement in negotiations with respect to post-transaction management structure, compensation and potential voting agreements. The Board unanimously agreed to authorize the Company’s management to proceed with negotiating with Parent the definitive terms of the transaction at the price of $63.00 per share in cash reflected in the December 7 Proposal, provided that management was not authorized to enter into any definitive transaction agreements without further Board approval. The Board also instructed the Company’s management to continue to refrain from discussions regarding the post-transaction management structure, compensation, or voting commitments with respect to the potential transaction with Parent until further authorized by the Board. Company’s management confirmed to the Board that no members of management had engaged in any such discussions with Parent.
Later that day, the Company’s management orally informed Parent that the Board was willing to move forward on the basis of the December 7 Proposal.
On December 12, 2023, Mr. Yoshihiro Nakai (Representative Director of the Board, President, Executive Officer and CEO of Guarantor), Mr. Ishii, Mr. Yanagi, Mr. Tsuji, Mr. Ochiai, Mr. Maki, a translator retained by

Guarantor, Mr. Robideau, Mr. Farnsworth, a representative of Moelis, a representative of Vestra, Mr. Mizel, Mr. Mandarich and Mr. Martin met in person in Denver, Colorado, during which meeting the Company again provided Parent with an overview of its business and performance, and Guarantor again shared an overview of its company and corporate philosophy.
On December 14, 2023, Parent submitted an additional list of diligence information requests to representatives of Vestra.
On December 16, 2023, Parent and its representatives were provided with access to an electronic data room (the “Data Room”) containing information from the Company that was responsive to the diligence information requests submitted by Parent to representatives of Vestra on December 14, 2023. The due diligence information made available to Parent and its representatives in the Data Room continued to be supplemented and updated by the Company and its representatives in response to diligence information requests from Parent and its representatives during the period from December 16, 2023 through January 17, 2024.
Beginning on December 16, 2023, and continuing through January 17, 2024, Parent and its representatives conducted due diligence on the Company.
On December 19, 2023, representatives of Morrison & Foerster sent an initial draft of the merger agreement to representatives of Paul, Weiss and Brownstein. Among other terms, the draft merger agreement: (i) proposed that rather than Guarantor directly acquiring the Company, the acquiring entity would be a subsidiary of Guarantor based in the United States, with no guarantee or credit support from Guarantor; (ii) materially limited the actions Parent was required to take in order to obtain the antitrust and other regulatory approvals required to consummate the transaction; (iii) conditioned closing of the transaction on, among other things, an unspecified list of governmental consents and the absence of any pending or threatened litigation relating to the transaction, that sought to prohibit the consummation of the transaction or impose limits on the ownership or operation of the business, or that would reasonably be expected to have a material adverse effect on the business or the transaction; (iv) included a “no-shop” provision restricting the Company from soliciting competing proposals for an alternative transaction; (v) provided for a termination fee of 3.5% of the Company’s equity value payable by the Company in certain circumstances, including in the event the Company terminated the merger agreement to enter into an alternative acquisition agreement; and (vi) did not permit the Company to seek damages or other relief on behalf of its stockholders in the event of breach or wrongful termination of the merger agreement by Parent or Merger Sub (“ConEd Language”).
On December 20, 2023, representatives of Paul, Weiss and Morrison & Foerster had a call (the “December 20 Call”) to discuss the initial draft of the merger agreement, including the regulatory matters, the proposed closing conditions, the “no shop” provision, the termination fee proposed, the creditworthiness of the acquiror, the lack of ConEd Language, and the breadth of the representations, warranties, and covenants.
That same day, representatives of Morrison & Foerster sent a draft voting agreement to representatives of Paul, Weiss. Representatives of Paul, Weiss then shared the draft voting agreement with representatives of Brownstein and Greenberg Traurig, LLP (“Greenberg Traurig”), counsel to Mr. Mizel and Mr. Mandarich as significant stockholders (the “Significant Stockholders”) of the Company. Among other terms, the draft voting agreement required the Significant Stockholders to: (i) vote all of their shares of Company common stock in favor of the adoption of the merger agreement; (ii) not transfer their shares of Company common stock, subject to certain limited exceptions; and (iii) not solicit or participate in discussions or negotiations. The obligations under the draft of the voting agreement were to terminate on the earliest to occur of (x) the effective time of the Merger, (y) the termination of the merger agreement; and (z) a change in form, or decrease in the amount, of the Merger consideration.
On December 21, 2023, the Board held a meeting with members of the Company’s management and representatives of Vestra and Paul, Weiss. At this meeting, members of the Company’s management reviewed with the Board the Company’s five-year business plan that had been requested by Parent and discussed whether or not the Board was supportive of delivering such business plan to Parent, discussed the commencement of insider and executive arrangement negotiations, and discussed a limited waiver of Section 203 of the DGCL to permit such negotiations. Representatives of Paul, Weiss updated the Board on the current status of the negotiations, noting that the Company and its advisors had worked diligently to advance negotiations with Parent and its advisors, regarding the proposed transaction, in accordance with the guidance provided by the Board. In particular, representatives of Paul, Weiss outlined to the Board the process and timeline for negotiating the transaction documents, including the merger agreement and voting agreement, and certain key open issues in the initial draft of the merger agreement informed by the December 20 Call, including: (i) the proposed “no-shop” provision; (ii) the 3.5% termination fee; and (iii) the fact that Parent, a subsidiary of Guarantor, was proposed to act as the acquiror without a guarantee from Guarantor. The Board engaged in further discussion with representatives of Paul, Weiss regarding the “no-shop” provision and the continuing fiduciary duties of the Board, as well as a proposed response to the draft merger agreement that would include a “go-shop” provision and lower the termination fee to a level that would be unlikely to discourage potential interlopers (and impose an even lower fee during the “go-shop” period). In regards to the 3.5% termination fee, the Board discussed that, while the fee may have been in the customary range for transactions of this type, it would be necessary to secure a lower fee to not discourage other potential acquirers. The Board and representatives of Paul, Weiss also discussed the increasing equity value of companies in the homebuilding sector and the importance of continuing to monitor and evaluate whether accepting the purchase price presented by Parent is in the best interest of the Company and its stockholders throughout the potential transaction process. The Board then discussed the initial draft voting agreement, including the termination provision. At the conclusion of the meeting, after being advised by representatives of Paul, Weiss that the draft merger agreement (as informed by the December 20 Call) evidenced a serious willingness by Parent to reach an agreement and the Board’s belief that it would be able to negotiate favorable resolutions of the issues described to the Board by such representatives, the Board authorized the Company’s management to engage in discussions with Parent regarding the post-transaction management structure and compensation, as well as voting commitments with respect to the potential transaction. However, the Board cautioned management that any such compensation or voting commitments would ultimately need to be acceptable to the Board and on reasonable terms.
On December 28, 2023, representatives of Paul, Weiss and Brownstein sent a revised draft of the merger agreement to representatives of Morrison & Foerster. Among other terms, the revised merger agreement draft: (i) provided for a guarantee by Guarantor of Parent’s obligations under the merger agreement; (ii) expanded the obligations of Parent to use its “reasonable best efforts” to obtain the antitrust and other regulatory approvals required to consummate the transaction; (iii) limited the conditions to closing; (iv) proposed a 35-day “go-shop” period, during which the Company would be permitted to solicit and negotiate competing proposals for an alternative transaction; (v) proposed a termination fee of 2.25% of the Company’s equity value, payable by the Company in certain circumstances, including in the event the Company terminated the merger agreement to enter into an alternative acquisition agreement, which such fee would be lowered to 1.25% of the Company’s equity value if the termination occurred during the “go-shop” period; (vi) included a proposal for treatment of Company employee equity awards; and (vii) included the ConEd Language.
On January 5, 2024, the Company shared ongoing management and compensation-related proposals with Parent, including the proposed treatment of employee equity awards and various executive and employee compensation matters (for a summary of these matters affecting executive officers, please see the section of this proxy statement titled “The Merger—Interests of the Directors and Executive Officers of MDC in the Merger”).
On January 6, 2024, representatives of Morrison & Foerster sent representatives of Paul, Weiss and Brownstein a revised draft of the merger agreement. Among other terms, this revised merger agreement draft: (i) accepted Guarantor as the guarantor of Parent’s obligations under the merger agreement; (ii) accepted certain commitments of Parent to use “reasonable best efforts” to obtain regulatory clearance for closing, but specified that Parent would control the strategy for obtaining regulatory clearance for closing; (iii) expanded the conditions to closing; (iv) rejected the “go-shop” provision in favor of a “no shop” provision; (v) proposed a termination fee of 3.25% of the Company’s equity value; (vi) contained a counterproposal with respect to the treatment of Company equity awards, including that certain Company PSU Awards for which the performance period was incomplete would be cancelled and automatically converted into the right to receive a cash-based award based on performance; and (vi) removed the ConEd Language.
On January 7, 2024, representatives of Greenberg Traurig sent representatives of Morrison & Foerster a revised draft of the voting agreement. Among other terms, the revised draft of the voting agreement: (i) accepted Parent’s proposed requirement to vote in favor of adopting the merger agreement; (ii) provided additional exceptions to the restrictions on transfers of Company common stock by the Significant Stockholders;

(iii) included exceptions to the non-solicitation provision to permit the Significant Stockholders to take certain actions relating to alternative acquisition proposals permitted to be taken by the Company and the Board under the merger agreement; and (iv) permitted a termination of the voting agreement in the event of a change of recommendation by the Board.
On January 9, 2024, representatives of Paul, Weiss and Brownstein sent representatives of Morrison & Foerster a revised draft of the merger agreement. Among other terms, the revised merger agreement draft: (i) generally accepted Parent’s proposed control of the strategy for obtaining regulatory clearance for closing, with a consultation right of the Company; (ii) narrowed the conditions to closing; (iii) generally accepted the “no-shop” provision; (iv) lowered the termination fee to 2.5% of the equity value of the Company; (v) proposed that Company PSU Awards, whether vested or unvested, that are outstanding would be fully vested and automatically converted into the right to receive an amount in cash equal to the product of the aggregate number of shares subject to such Company PSU Award based on maximum performance; and (vi) reinserted the ConEd Language. That same day, representatives of Paul, Weiss and Brownstein sent representatives of Morrison & Foerster an initial draft of the confidential disclosure letter to the merger agreement.
Also on January 9, 2024, representatives of Morrison & Foerster sent to representatives of Greenberg Traurig a revised draft of the voting agreement. Among other terms, the revised voting agreement draft: (i) accepted the Significant Stockholders’ exceptions to the restrictions on transfers of Company common stock; (ii) narrowed the exceptions to the non-solicitation provision limiting the Significant Stockholders’ ability to solicit alternative acquisition proposals alongside the Company or Board; and (iii) removed a change of recommendation by the Board as a termination event under the voting agreement.
On January 10, 2024, representatives of Greenberg Traurig sent to representatives of Morrison & Foerster a revised draft of the voting agreement. Among other terms, the revised voting agreement draft: (i) expanded the exceptions to the non-solicitation provision to permit the Significant Stockholders to participate in discussion and negotiations alongside the Company; and (ii) reinstated change of recommendation by the Board as a termination event under the voting agreement. Representatives of Greenberg Traurig also contacted representatives of Morrison & Foerster by email to explain the positions set forth in the draft voting agreement.
Later that day and until the time that the voting agreement was finalized on January 17, 2024, representatives of Morrison & Foerster and representatives of Greenberg Traurig exchanged drafts of the voting agreement. The final form of the voting agreement on January 17, 2024 required the Significant Stockholders to, among other terms: (i) vote all of their shares of Company common stock in favor of the adoption of the merger agreement; (ii) not transfer their shares of Company common stock, subject to specified exceptions; and (iii) subject to certain exceptions in connection with the Company’s solicitation of an alternative transaction, not solicit or participate in discussions or negotiations with respect to a proposal for an alternative transaction. The obligations under the final form of the voting agreement terminate on the earliest to occur of: (i) the effective time of the Merger; (ii) the termination of the merger agreement; and (iii) a change in form, or decrease in the amount, of the Merger consideration. The terms of the voting agreement are more fully described in the section entitled “The Merger — Terms of the Voting Agreement” beginning on page 65 of this Proxy Statement.
On January 12, 2024, representatives of Morrison & Foerster shared with representatives of Paul, Weiss forms of three debt commitment letters (each a “debt commitment letter” and collectively the “debt commitment letters”) and three corresponding side letters between Parent and three Japanese banks for the purposes of securing funding for the transaction.
That same day, representatives of Morrison & Foerster sent representatives of Paul, Weiss and Brownstein comments to the confidential disclosure letter. Representatives of Paul, Weiss, Brownstein and Morrison & Foerster continued to negotiate the terms of the draft confidential disclosure letter through January 17, 2024.
Also on January 12, 2024, representatives of Morrison & Foerster sent representatives of Paul, Weiss and Brownstein a revised draft of the merger agreement. Among other terms, the revised merger agreement draft: (i) expanded the conditions to closing; (ii) reinstated the Parent’s proposed termination fee of 3.25% of the equity value of the Company; and (iii) deleted the ConEd Language. That evening, representatives of Paul, Weiss and Morrison & Foerster had a call to discuss the revised merger agreement draft.

Overnight, on January 13, 2024, representatives of Paul, Weiss and Brownstein sent representatives of Morrison & Foerster a revised draft of the merger agreement. The revised merger agreement draft reflected certain discussion points from the call on the evening of January 12, 2024, including: (i) narrowing the conditions to closing; (ii) proposing a termination fee of 2.5% of the equity value of the Company; and (iii) reinserting the ConEd Language. The morning of January 13, 2024, representatives of Paul, Weiss sent representatives of Morrison & Foerster comments on the debt commitment letters.
That same day (January 13, 2024, Tokyo time), representatives of the Company, including Mr. Martin, Mr. Rick Thomas, Mr. Andrew Harris, Mr. Mandarich, Mr. David Viger, Ms. Krista Montgomery and Mr. Derek Kimmerle, met in person in Osaka, Japan with representatives of Parent, including Mr. Ishii, Mr. Yanagi and Mr. Tsuji. The group visited the Tomorrow’s Life Museum showroom, toured the Nattoku Kobo Studio (Home Amenities Experience Studio), and attended dinner with Mr. Nakai. Mr. Ishii, Mr. Yanagi and Mr. Tsuji also conducted interviews with each of Mr. Martin, Mr. Thomas, Mr. Harris, Mr. Viger, Ms. Montgomery and Mr. Kimmerle regarding the proposed transaction.
On January 14, 2024, representatives of Moelis shared Parent’s comments to the Company’s ongoing management and compensation-related proposals with the Company, including the treatment of employee equity awards and various executive and employee compensation matters (for a summary of these matters affecting executive officers, please see the section of this proxy statement titled “The Merger—Interests of the Directors and Executive Officers of MDC in the Merger”).
The same day, representatives of Morrison & Foerster sent representatives of Paul, Weiss and Brownstein a revised draft of the merger agreement. Among other terms, the revised draft: (i) expanded the conditions to closing; (ii) proposed a termination fee of 3.0% of the equity value of the Company; and (iii) narrowed the ConEd Language.
On January 15, 2024, representatives of Morrison & Foerster shared final versions of the debt commitment letters with representatives of Paul, Weiss and Brownstein. That same day, representatives of Paul, Weiss and Brownstein sent to representatives of Morrison & Foerster a revised draft of the merger agreement. Among other terms, the revised merger agreement draft (i) narrowed the conditions to closing; (ii) included a termination fee of 2.75% of the equity value of the Company; and (iii) accepted the modified ConEd Language.
On January 16, 2024, representatives of Moelis sent Mr. Martin an updated summary of Parent’s ongoing management and compensation proposals.
Also on January 16, 2024, representatives of Morrison & Foerster sent to representatives of Paul, Weiss and Brownstein a revised draft of the merger agreement, which (i) expanded the conditions to closing; and (ii) proposed a termination fee of $147,420,000 (approximately 3.00% of the equity value of the Company). That same day, representatives of Paul, Weiss and Brownstein responded to representatives of Morrison & Foerster with a revised draft of the merger agreement.
In the early morning of January 17, 2024, representatives of Morrison & Foerster sent to representatives of Paul, Weiss and Brownstein a revised draft of the merger agreement. Also on January 17, 2024, representatives of Paul, Weiss and Brownstein sent representatives of Morrison & Foerster a proposed execution version of the merger agreement, which representatives of Morrison & Foerster agreed was in final form.
On January 17, 2024, the Board held a meeting with members of the Company’s management present. Representatives of Vestra, Paul, Weiss and Brownstein also were present at the meeting. During the meeting, representatives of Paul, Weiss reviewed the terms of the final merger agreement (the “Merger Agreement”), the voting agreement (the “Voting Agreement”), and the confidential disclosure letter with the Board. During this meeting, the Board discussed, among other things: the transaction structure, including the cash consideration and proposed treatment of Company equity awards; treatment of Company employees post-closing; conditions to closing; lack of a financing contingency; inclusion of debt commitment letters; standards for each party’s obligations to obtain regulatory clearance for closing; the circumstances in which the Board may change the Company Board Recommendation, including in the event of intervening events and superior proposals; “no-shop” provisions; the termination fee and other termination rights and remedies set forth in the Merger Agreement. The Board and representatives of Paul, Weiss and Brownstein also discussed the restrictions under the Merger Agreement on the Company’s solicitation of competing proposals for alternative transactions following the execution of the Merger Agreement. The Board and representatives of Paul, Weiss and Brownstein then discussed the material terms of the Voting Agreement, including the requirement for the Significant Stockholders to vote their shares of Company common stock for the adoption of the Merger Agreement and the termination provisions of such Voting Agreement. During this meeting, the Board also discussed, among other things, the certainty of closing represented by the Merger Agreement; the recent performance of the company and the status of macroeconomic and industry conditions; the potential effects on the Company’s stand-alone stock trading price in the near term, as a result of the Company’s potential performance and macroeconomic, market and industry conditions; and the interests of the Company and its stockholders in maximizing the value to be paid to stockholders by Parent.
Representatives of Vestra presented to the Board Vestra’s financial analysis, confirmed that Vestra had no conflicts related to the proposed transaction and, at the Board’s request, delivered its oral opinion to the Board, subsequently confirmed by delivery of a written opinion, dated January 17, 2024, that, as of such date, and based upon and subject to the various assumptions made, procedures followed, and matters considered and limitations on the review undertaken by Vestra as set forth in its written opinion, the $63.00 in cash per share of the Company’s Common Stock to be received by the Company stockholders, was fair from a financial point of view to such Company stockholders.
At this meeting and following discussions and deliberations, including discussion of the factors described in the section of this proxy statement titled “The Merger—Recommendations and Reasons for the Merger”, the Board unanimously: (i) approved and adopted the Merger Agreement, (ii) resolved to recommend that the stockholders of MDC adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, and (iii) determined (among other things) that the terms of the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and consummate the Merger and the other transactions contemplated by the Merger Agreement in accordance with the DGCL and upon the terms and subject to the conditions set forth in the Merger Agreement. Later that day, the Company and Parent executed the Merger Agreement and the other definitive documentation for the transaction.
The following morning, on January 18, 2024, the Company and Parent issued a press release announcing the execution of the Merger Agreement. Later that day, as instructed by the Company, representatives of Paul, Weiss and Brownstein also filed a current report on Form 8-K on behalf of the Company disclosing the execution of the Merger Agreement and filed amendments to the beneficial ownership reports on Schedule 13D on behalf of Mr. Mizel and Mr. Mandarich with the SEC.
On January 31, 2024, the Company and Parent filed their respective Notification and Report Forms pursuant to the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
Recommendation and Reasons for the Merger
On January 17, 2024, the Board, after considering various factors, including the non-exhaustive list of material factors described herein, and after consultation with the Company’s independent legal and financial advisors, unanimously (i) approved and adopted the Merger Agreement, (ii) resolved to recommend that the stockholders of MDC adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, and (iii) determined (among other things) that the terms of the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and consummate the Merger and the other transactions contemplated by the Merger Agreement in accordance with the DGCL and upon the terms and subject to the conditions set forth in the Merger Agreement.
In evaluating the Merger Agreement and the Merger, the Board consulted with the Company’s management and independent legal and financial advisors and, in reaching its decision at its meeting on January 17, 2024 to approve the Merger Agreement and the transactions contemplated by the Merger Agreement and to recommend that the holders of shares of MDC Common Stock vote “FOR” the adoption of the Merger Agreement, the Board considered a variety of factors in respect of the Merger, including the following (not necessarily in order of relative importance):
•
the Board’s knowledge of the Company’s businesses, assets, financial condition, results of operations and prospects (as well as the risks involved in achieving those prospects), the nature of the Company’s businesses and the industries and regulatory environment in which the Company operates and competes and the market for MDC Common Stock;

•
the current and historical market prices of MDC Common Stock and recent trading activity, including the fact that the Merger Consideration of $63.00 represents a premium of approximately (a) 18.4% relative to the Company’s closing stock price on January 16, 2024, the last trading day before the Board’s approval of the Merger Agreement, (b) 18.7% compared to the 30-day VWAP for the period ended on January 16, 2024, (c) 40.2% compared to the 90-day VWAP for the period ended on January 16, 2024, and (d) 60.6% compared to the closing stock price on October 6, 2023, the last full trading day prior to Parent’s initial indication of interest;

•
the fact that the Company negotiated vigorously with Parent with respect to price and other terms of the Merger Agreement, including obtaining a price increase by Parent from Parent’s initial offer price of $55.00 per share of MDC Common Stock to $63.00 per share of MDC Common Stock, which the Board believed represented the highest price that Parent was willing to pay, and the fact that the Board believed the terms of the Merger Agreement include the most favorable terms to the Company, in the aggregate, to which Parent was willing to agree;

•
the Board’s assessment that the Merger Consideration of $63.00 per share of MDC Common Stock is more favorable to the Company stockholders than the potential value that would reasonably be expected to result from other strategic and financial alternatives reasonably available, including a sale to another potential counterparty or continuing to remain an independent public company;

•
the Board’s belief that if the Board declined to approve the Merger Agreement and the transactions contemplated thereby, there may not reasonably be expected to be another opportunity for the Company’s stockholders to receive a comparably priced offer with a comparable level of closing certainty;

•
that the Merger Consideration is all cash, so that the transaction provides Company stockholders certainty of value and liquidity for their shares of MDC Common Stock, especially when viewed against the Company’s competitive positioning and prospects as a standalone company, taking into account the continued costs, risks and uncertainties associated with continuing to operate independently as a public company, including:

○
the risks and uncertainties relating to the homebuilding industry being fragmented and highly competitive, including competition with numerous public and private homebuilders, including a number that are substantially larger than the Company and may have greater financial resources than those of the Company;

○
the cyclical nature of the industry and macroeconomic factors currently affecting it, including employment levels, availability of financing for homebuyers, interest rates, consumer confidence and spending, wage growth and inflation, household formations, levels of new and existing homes for sale, cost of land, labor and construction materials, demographic trends and housing demand;

○	the current and prospective business climate in the industry in which the Company operates, including the position of current and likely competitors of the Company; and
○
the current, historical and projected financial condition and results of operations of the Company on a stand-alone basis, including the risks to achieving its projections and long-term results amid the current and prospective regulatory environment;

•	the value and form of the Merger Consideration to be received by the Company’s stockholders in the Merger, taking into account:
○
the opinion of Vestra rendered orally to the Board on January 17, 2024, which was subsequently confirmed by delivery of a written opinion dated January 17, 2024 that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and limitations on the review undertaken by Vestra in preparing its opinion, the Merger Consideration to be paid to the holders of MDC common stock (other than Excluded Holders) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as further described in the section entitled “Opinion of Vestra Advisors LLC” beginning on page 43;

○
that the Merger Consideration is all cash and is not subject to any financing contingency, which will provide the Company’s stockholders certainty of value and the ability to monetize their investment in the Company in the near future, and will also eliminate risks and uncertainties inherent in holding the Company’s stock, including as a result of matters beyond the Company’s control; and

○
the risks associated with operating as a standalone company, including the potential execution risks associated with the likelihood of meeting the financial projections described in the section entitled “The Merger—Projections” beginning on page 49 and the potential risk associated with the possibility that even if the Company meets such financial projections, the market may not reflect such execution in the Company’s stock price;

•
the Board’s assessment of the current low level of public company mergers and acquisitions activity in the Company’s industry, and its assessment, with input from its independent legal and financial advisors, that the number of potential strategic or financial counterparties to an alternative transaction involving an acquisition of the Company at the price and terms provided by Parent was likely low;

•	the belief that the Company was reasonably likely to receive all required regulatory approvals in connection with the Merger;
•
the fact that Parent provided fully executed and complete copies of its debt commitment letters to the Company, and that the net proceeds of the financing contemplated by the debt commitment letters along with other financial resources of Parent and its affiliates appeared, in the aggregate, to be sufficient to pay the Merger Consideration and any other fees and expenses reasonably expected to be incurred in connection with the Merger Agreement;

•
the fact that the Specified Company Stockholders, who hold approximately 21.2% of the voting power of the MDC Common Stock, had informed the Board that they were willing to, and at the time the Company executed the Merger Agreement did, enter into the Voting Agreement, pursuant to which they agreed to vote their shares of MDC Common Stock in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to the terms and conditions of the Voting Agreement;

•	the fact that the Voting Agreement terminates in the event that the Merger Agreement is validly terminated in any manner thereunder;
•
the fact that the holders of shares of MDC Common Stock who do not vote to adopt the Merger Agreement have the right to demand appraisal of their shares in accordance with the procedures of Section 262 of the DGCL;

•	the recommendation of the Company’s senior management in favor of the Merger; and
•	other terms of the Merger Agreement, including:
○
that Guarantor, Parent and Merger Sub are (a) required to use reasonable best efforts to take all actions necessary to obtain regulatory approvals of the transaction, including agreeing to divestitures, unless such actions would or would reasonably be expected to, individually or in the aggregate, result in a material adverse effect on (1) MDC and its subsidiaries taken as a whole, (2) Parent, MDC, Merger Sub, and their respective subsidiaries, taken as a whole, or (3) Guarantor and its subsidiaries taken as a whole, and (b) otherwise required to use its reasonable best efforts to do, or cause to be done, all things necessary, proper, or advisable under applicable law to consummate the Merger, as further described in the section entitled “Terms of the Merger Agreement—Other Covenants” beginning on page 82;

○
the Company’s ability, under certain circumstances, to furnish information to, and conduct negotiations with, third parties regarding unsolicited acquisition proposals made after the date of the Merger Agreement subject to, and in accordance with, the terms and conditions set forth therein and prior to the time the Company’s stockholders approve the Merger Proposal, as further described in the section entitled “Terms of the Merger Agreement—Solicitation of Other Offers” beginning on page 75;

○
the ability of the Board to change its recommendation in the event of an intervening event that was not known, or reasonably foreseeable, to the Board at or prior to the execution of the Merger Agreement subject to, and in accordance with, the terms and conditions set forth therein, as further described in the section entitled “Terms of the Merger Agreement—Company Board Recommendation Changes” beginning on page 78;

○
the Board’s view that the terms of the Merger Agreement would be unlikely to deter third parties from making a superior proposal, including the Merger Agreement’s terms and conditions as they relate to the ability of the Board to change its recommendation with respect to the Merger Agreement and the Merger, as further described in the section entitled “Terms of the Merger Agreement—Company Board Recommendation Changes” beginning on page 78;

○
the Board’s belief that the termination fee of $147,420,000, which is approximately 3.0% of the Company’s implied equity value in the Merger, is reasonable and would not preclude or deter third parties from making competing acquisition proposals, as further described in the section entitled “Terms of the Merger Agreement—Company Termination Fee” beginning on page 86;

○
the Company’s ability to terminate the Merger Agreement in specified circumstances relating to a superior proposal subject, in specified cases, to payment of a termination fee of $147,420,000, as further described in the section entitled “Terms of the Merger Agreement—Termination of the Merger Agreement” beginning on page 85;

○	the Company’s ability to seek specific performance to prevent breaches of the Merger Agreement by Parent and to enforce specifically the terms of the Merger Agreement;
○
the fact that the Merger Agreement permits the Company to continue to make its quarterly dividends to the holders of MDC Common Stock in the ordinary course during the pendency of the Merger, which may provide the Company’s stockholders with additional cash value and liquidity;

○
the belief that the employee benefit arrangements provided in the Merger Agreement, as further described in the section entitled “Terms of the Merger Agreement—Employee Benefits” beginning on page 79, would help assure the continuity of management and other key employees, and increase the likelihood of the successful operation of the Company during the period prior to closing;

○
the conditions to closing, which are limited in number and scope, and which, in the case of the condition related to the accuracy of the Company’s representations and warranties, is generally subject to materiality or a Company Material Adverse Effect (as defined below) qualification;

○	the fact that Guarantor provided a guarantee in favor of the Company, which guarantees certain obligations of the Buyer Parties under the Merger Agreement; and
○
the fact that the Company Stockholder Approval is a closing condition, as further described in the section entitled “Terms of the Merger Agreement—Conditions to the Closing of the Merger” beginning on page 80.

The Board also considered a number of uncertainties and risks in its deliberations concerning the Merger and the other transactions contemplated by the Merger Agreement, including the following (not necessarily in order of relative importance):
•
that the Company’s stockholders will not participate in the future earnings or growth of the Company and will not benefit from any appreciation in value of the Company, including any appreciation in value that could be realized as a result of the acquisition of the Company by Parent;

•
the fact that the Company and Parent must obtain clearance under the HSR Act in order to complete the Merger, which approval may not be obtained or may be subject to conditions that Parent is not required to comply with;

•
the fact that, while the Merger is expected to be completed, there is no assurance that all conditions to the parties’ obligations to complete the Merger will be satisfied or waived, and, as a result, it is possible that the Merger might not be completed even if it is approved by the Company’s stockholders;

•
the fact that the covenants, limitations and restrictions imposed in the Merger Agreement on the conduct by the Company of its business prior to completion of the Merger could have negative effects on the Company, including:

○
restrictions on the conduct of the Company’s business prior to the consummation of the Merger, including the requirement that the Company conduct its business in the ordinary course, subject to specific limitations, which may delay or prevent the Company from undertaking business opportunities that may arise before the completion of the Merger and that, absent the Merger Agreement, the Company might have pursued; and

○
restrictions on the ability of the Company to pursue certain acquisitions without the prior consent of Parent, which could delay or prevent the Company from undertaking business opportunities that may arise or certain other action the Company might otherwise take with respect to the operations of the Company pending completion of the Merger;

•	the negative impact that may result on the Company’s ability to retain and, if necessary, attract key employees, particularly while the Merger Agreement is pending;
•
that certain provisions of the Merger Agreement could have the effect of discouraging third parties from submitting competing acquisition proposals involving the Company, including (a) the restrictions on the Company’s ability to solicit proposals for alternative transactions involving the Company and (b) Parent’s match right, as further described in the section entitled “Terms of the Merger Agreement—Solicitation of Other Offers” beginning on page 75;

•
that, under certain circumstances, the Company would be required to pay Parent a termination fee in an amount equal to $147,420,000, and the effect such payment may have on a potential buyer considering a competing proposal to acquire the Company;

•
the risk that the Merger could be delayed or not completed due to the failure of the Company or Parent to satisfy the conditions to the Merger, including the failure to obtain the Company Stockholder Approval;

•	the potential adverse effect on the Company’s business and the share price of MDC Common Stock due to the risk that the Merger may not be completed on the expected timetable, or at all;
•
the significant costs involved in connection with entering into the Merger Agreement and completing the Merger (many of which are payable whether or not the Merger is consummated), and the substantial time and effort of the Company’s management required to complete the Merger, which may disrupt the Company’s business operations and its commercial relationships;

•
the risks, costs and disruptions to the Company’s operations if the Merger is not completed, including the diversion of management and employee attention, potential employee attrition, and the potential effect on the Company’s business;

•	general economic, market and political conditions, and the risk that the results of the 2024 U.S. elections, may lead to a more favorable regulatory environment for the Company;
•	the fact that an all-cash transaction would be taxable to the Company’s stockholders that are U.S. persons for U.S. federal income tax purposes;
•
that certain directors and executive officers of the Company have interests in the Merger that are different from, or in addition to, the Company’s stockholders generally, as further described in the section entitled “The Merger—Interests of the Directors and Executive Officers of MDC in the Merger” beginning on page 52; and

•
other risks and uncertainties outlined in the Company’s filings with the SEC, including the risks set forth in “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (filed with the SEC on January 30, 2024), referred to as the “Form 10-K.” See “Where You Can Find More Information” for further information.

The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive but, the Company believes, includes all material factors considered by the Board. In view of the wide variety of factors considered and the complexity of these matters, the Board found it impracticable to, and did not, quantify or otherwise attempt to assign relative weight to each of the specific factors considered in reaching its determination. Rather, the Board based its judgment on the total mix of information available to it regarding the overall effect of the Merger on the Company’s stockholders compared to the overall effect of any alternative transaction or remaining a stand-alone company. Accordingly, the judgments of individual directors may have been influenced to a greater or lesser degree by their individual views with respect to different factors.
In reaching the determination described above, the Board adopted unanimous resolutions, among other things:
•	approving and adopting the Merger Agreement, and approving the consummation of the Merger and the transactions contemplated thereby in accordance with the Merger Agreement and the DGCL;
•
resolving that the Merger Agreement be submitted to the Company’s stockholders for adoption and approval at a special meeting of the Company’s stockholders held for such purpose, and recommending to the Company’s stockholders that they vote in favor of adoption of the Merger Agreement and approval of the transactions contemplated thereby at the special meeting of the Company’s stockholders; and

•	declaring it advisable, fair to and in the best interests of the Company and the Company’s stockholders that the Company enter into, execute and deliver the Merger Agreement.
THE COMPANY’S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL.
Opinion of Vestra Advisors LLC
The Company retained Vestra as its financial advisor in connection with a possible transaction involving Guarantor, Parent and Merger Sub. In connection with Vestra’s engagement, the Board requested that Vestra evaluate the fairness, from a financial point of view to the holders of the MDC Common Stock of the Merger Consideration to be received by such holders pursuant to the terms and subject to the conditions set forth in the Merger Agreement. On January 17, 2024, at a meeting of the Board held to evaluate the proposed Merger, Vestra rendered to the Board an oral opinion, subsequently confirmed by delivery of a written opinion, dated January 17, 2024, to the effect that, as of the date of Vestra’s written opinion and based on and subject to various assumptions made, procedures followed, matters considered and limitations on the review undertaken by Vestra as set forth in its written opinion, the Merger Consideration to be received by the holders of shares of MDC Common Stock was fair, from a financial point of view, to such holders.
The full text of Vestra’s written opinion, dated January 17, 2024, to the Board, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Vestra in rendering its opinion, is attached to this proxy statement as Annex B and is incorporated herein by reference in its entirety. The summary of Vestra’s opinion set forth below is qualified in its entirety by reference to the full text of Vestra’s opinion. Vestra’s opinion was rendered to the Board (in its capacity as such) in connection with its evaluation of the proposed Merger and was limited to the fairness, from a financial point of view, as of the date of Vestra’s written opinion, to holders of shares of MDC Common Stock of the Merger Consideration to be received by such holders pursuant to the terms and subject to the conditions set forth in the Merger Agreement. Vestra’s opinion did not address any other terms, aspects or implications of the proposed Merger. Vestra’s opinion did not address the underlying business decision of the Company to effect or enter into the Merger, the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage or consider. Vestra’s opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matters relating to the proposed Merger or otherwise.
In arriving at its opinion, Vestra:
•	reviewed a draft, dated January 17, 2024, of the Merger Agreement;
•	held discussions with certain senior officers, directors and other representatives and advisors of the Company concerning the business, operations and prospects of the Company;

•
examined certain publicly available business and financial information relating to the Company as well as certain financial forecasts (the “Projections” as defined and summarized in the section entitled “—Certain Unaudited Prospective Financial Information”) and other information and data relating to the Company which were provided to or discussed with Vestra by the management of the Company;

•
reviewed the financial terms of the Merger as set forth in the Merger Agreement in relation to, among other things: current and historical market prices and trading volumes of the MDC Common Stock; the historical and projected financial and operating data of the Company; and the capitalization and financial condition of the Company;

•
considered, to the extent publicly available, the financial terms of certain other mergers which Vestra considered relevant in evaluating the Merger and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations Vestra considered relevant in evaluating those of the Company; and

•	conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as Vestra deemed appropriate in arriving at its opinion.
The issuance of Vestra’s opinion was authorized by Vestra’s fairness opinion committee.
In rendering its opinion, Vestra assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with Vestra and upon the assurances of the management of the Company that they were not aware of any relevant information that was omitted or that remained undisclosed to Vestra. With respect to the financial forecasts and other information and data relating to the Company that Vestra was directed to utilize for purposes of its analysis, Vestra was advised by the management of the Company, and assumed, with the Board’s consent, that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. Vestra expressed no view or opinion as to any financial forecasts and other information or data (or underlying assumptions on which any such financial forecasts and other information or data are based) provided to or otherwise reviewed by or discussed with Vestra.
Vestra did not make and was not provided with an independent evaluation or appraisal of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of the Company or any other entity or business and Vestra did not make any physical inspection of the properties or assets of the Company or any other entity. Vestra did not evaluate the solvency or fair value of the Company or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Vestra assumed, with the Board’s consent, that the Merger would be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers and agreements for the Merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on the Merger or that otherwise would be meaningful in any respect to Vestra’s analyses or opinion. Representatives of the Company advised Vestra, and Vestra further assumed, that the final terms of the Merger Agreement would not vary materially from those set forth in the draft reviewed by Vestra. Vestra did not express any view or opinion as to the prices at which the MDC Common Stock or any other securities would trade or otherwise be transferable at any time, including following the announcement of the Merger. Vestra did not express any view or opinion with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, tax consequences resulting from the Merger or otherwise or changes in, or the impact of, tax or other laws, regulations and governmental and legislative policies on the Company or the Merger, and Vestra relied, with the Board’s consent, upon the assessments of representatives of the Company as to such matters.
Vestra’s opinion addresses only the fairness, from a financial point of view and as of the date of its written opinion, of the Merger Consideration (to the extent expressly specified herein), without regard to individual circumstances of holders of the MDC Common Stock that may distinguish such holders or the securities of the Company held by such holders. Vestra’s opinion did not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, or any other agreement, arrangement or understanding to be entered into in connection with or contemplated by the Merger or otherwise. Vestra expressed no view as to, and its opinion did not address, the underlying business decision of the Company to effect or enter into the Merger, the relative merits of the Merger as compared to any alternative business strategies that might have existed for the Company or the effect of any other transaction in which the Company might have engaged or considered. Vestra also expressed no view as to, and its opinion did not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation or other consideration to any officers, directors or employees of any parties to the Merger, or any class of such persons, relative to the Merger Consideration or otherwise. Vestra’s opinion is necessarily based upon information available to Vestra, and financial, stock market and other conditions and circumstances existing as of the date of its written opinion. Although subsequent developments may affect Vestra’s opinion, Vestra has no obligation to update, revise or reaffirm its opinion.
In preparing its opinion, Vestra performed a variety of financial and comparative analyses, including those described below. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. Vestra arrived at its opinion based on the results of all analyses undertaken by it and factors assessed as a whole, and it did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion.
In its analyses, Vestra considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its written opinion, many of which are beyond the control of the Company. No company, business or transaction reviewed is identical or directly comparable to the Company or the Merger and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed or the results of any particular analysis.
The estimates used by Vestra for purposes of its analyses and the valuation ranges resulting from any particular analysis were not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the results derived from, Vestra’s analyses are inherently subject to substantial uncertainty.
Vestra was not requested to, and it did not, recommend or determine the specific consideration payable in the proposed Merger. The type and amount of consideration payable in the proposed Merger was determined through negotiations the Company, on the one hand, and Parent and its affiliates, on the other hand, and the Company’s decision to enter into the Merger Agreement was solely that of the Board. Vestra’s opinion was only one of many factors considered by the Board in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Board or the management of the Company with respect to the proposed Merger, the Merger Consideration or any other aspect of the transaction contemplated by the Merger Agreement.
Financial Analyses
The following summary of Vestra’s financial analyses includes information presented in tabular format. In order to fully understand the analyses, the tables should be read together with the full text of each summary. The tables are not intended to stand alone and alone do not constitute a complete description of Vestra’s financial analyses. Considering the tables below without considering the full narrative description of Vestra’s financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of such analyses.
Select Publicly Traded Companies Analysis
Vestra reviewed and compared certain financial information of the Company to corresponding financial multiples and ratios for the following selected publicly traded companies in the homebuilding industry with an equity value of greater than $3 billion and less than $10 billion (the “selected companies”):
•	M/I Homes, Inc.
•	Meritage Homes Corp.
•	KB Home

•	Tri Pointe Homes, Inc.
•	Taylor Morrison Home Corp.
For each of the selected companies, Vestra calculated the closing price of its shares as of January 16, 2024, as a multiple of such company’s 2023 book value (referred to in this section as “Price/2023E Book Value”) and as a multiple of such company’s estimated 2024 earnings (referred to in this Section as “Price/2024E EPS”). Estimated financial data of the selected companies were based on publicly available research analysts’ estimates.
This analysis indicated the following:
Selected Companies	Price/2023E Book Value	Price/2024E EPS
M/I Homes, Inc.	1.5x	8.9x
Meritage Homes Corp.	1.4x	8.9x
KB Home	1.3x	8.0x
Tri Pointe Homes, Inc.	1.1x	8.0x
Taylor Morrison Home Corp.	1.1x	7.3x
M.D.C. Holdings, Inc.(1)	1.2x	10.5x
For Reference
M.D.C. Holdings, Inc.(2)	1.2x	8.7x
(1)	Based on consensus analyst 2023E book value and 2024E EPS estimates.
(2)	Based on Company Projections.
Based on the multiples it derived for the selected companies and based on its professional judgment and experience, Vestra applied a Price/2023E Book Value reference range of 1.2x to 1.4x to the Company’s 2023 book value based on the Projections, and a Price/2024E EPS reference range of 7.0x –9.0x to the Company’s estimated 2024 earnings per share based on the Projections. Based on the number of fully diluted shares of MDC Common Stock, in each case as provided by the Company’s management, this analysis indicated the following ranges of implied equity values per share of MDC Common Stock, rounded to the nearest $0.05, compared to the Merger Consideration of $63.00 per share of MDC Common Stock:
Methodology	Implied Equity Values Per Share
Price/2023E Book Value	$50.35 - $59.05
Price/2024E Earnings	$42.90 - $55.10
Although none of the selected companies is directly comparable to the Company, Vestra selected these companies because they are publicly traded homebuilding companies that Vestra, in its professional judgment and experience, considered generally relevant to the Company for purposes of its financial analyses. In evaluating the selected companies, Vestra made judgments and assumptions with regard to general business, economic and market conditions affecting the selected companies and other matters, as well as differences in the selected companies’ financial, business and operating characteristics. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments regarding many factors that could affect the relative values of the selected companies and the multiples derived from the selected companies. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using the data of the selected companies.

Precedent Transactions Analysis
Vestra reviewed, to the extent publicly available, financial information related to the following selected transactions involving publicly-traded target companies in the homebuilding industry announced since 2015 (the “selected transactions”). The selected transactions reviewed by Vestra, and the month and year each was announced, were as follows:
Month and Year Announced	Acquiror	Target	Price/Book Value Multiple
June, 2015	Standard Pacific Corp.	The Ryland Group, Inc.	1.8x
October, 2017	Lennar Corp.	CalAtlantic Group, Inc.	1.3x
September, 2016	Lennar Corp.	WCI Communities, Inc.	1.3x
June, 2018	Taylor Morrison Home Corp.	AV Homes, Inc.	1.1x
April, 2017	Century Communities, Inc.	UCP, Inc.	0.9x
July, 2021	Apollo Global Management, Inc.	The New Home Company	0.9x
November, 2019	Taylor Morrison Home Corp.	William Lyon Homes	0.8x
For each selected transaction, Vestra calculated the equity purchase price of the target company as a multiple of such company’s book value (referred to in this section as “Price/Book Value”). Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction.
Based on the multiples it derived from the selected transactions and based on its professional judgment and experience, Vestra selected a reference range of Price/Book Value multiples of 1.1x to 1.3x and applied this range of multiples to the Company’s 2023 book value based on the Projections. Based on the number of fully diluted shares of MDC Common Stock, as provided by the Company’s management, this analysis indicated a range of implied equity values per share of MDC Common Stock, rounded to the nearest $0.05, of $49.35 to $57.90, compared to the Merger Consideration of $63.00 per share of MDC Common Stock.
Although none of the target companies or businesses reviewed in the selected transactions analysis is directly comparable to the Company and none of the selected transactions is directly comparable to the Merger, Vestra selected these transactions because they involve companies or businesses that Vestra, in its professional judgment and experience, considered generally relevant to the Company for purposes of its financial analyses. In evaluating the selected transactions, Vestra made judgments and assumptions with regard to general business, economic and market conditions and other factors existing at the time of the selected transactions, and other matters, as well as differences in financial, business and operating characteristics and other factors relevant to the target companies or businesses in the selected transactions. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments regarding many factors that could affect the relative values of the target companies or businesses in the selected transactions and the multiples derived from the selected transactions. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using the data of the selected transactions.
Discounted Cash Flow Analysis
Vestra performed a discounted cash flow analysis of the Company to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that the Company was forecasted to generate from December 31, 2023 through December 31, 2028, calculated by taking net operating profit after tax, adding depreciation and amortization, adjusting for changes in real estate inventory (excluding capitalized interest) and other net working capital and subtracting capital expenditure, based on the Projections. Vestra calculated terminal values for the Company by applying terminal inventory multiples of 1.1x to 1.3x, which range was selected based on Vestra’s professional judgment and experience, to the Company’s estimated real estate inventory (excluding capitalized interest) as of December 31, 2028 based on the Projections. The unlevered cash flows and range of terminal inventory values were then discounted to present value as of December 31, 2023 using discount rates ranging from 11.7% to 13.2%, which were based on an estimate of the Company’s weighted average cost of capital, and the mid-year cash flow discounting convention. Based on this range of implied enterprise values, the Company’s estimated net debt (calculated as total debt less cash and cash equivalents) as of December 31, 2023, and the number of fully diluted shares of MDC Common Stock, in each case as provided by the Company’s management, this analysis indicated a range of implied equity values per share of MDC Common Stock, rounded to the nearest $0.05, of $55.10 to $66.55, compared to the Merger Consideration of $63.00 per share of MDC Common Stock.
Other Factors
Vestra also noted certain other factors, which were not considered material to its financial analyses with respect to its opinion, but were referenced for informational purposes only, including, among other things, the following:
Last 52-Week Trading Range
Vestra reviewed historical trading prices of shares of MDC Common Stock during the 52-week period ended January 15, 2024, noting that the low and high closing prices during such period ranged from $35.49 to $56.01 per share of MDC Common Stock, respectively.
Selected Analyst Broker Price Targets
Vestra reviewed the most recent publicly available equity research analysts’ one-year forward price targets for the MDC Common Stock available as of January 16, 2024, which demonstrated a price range of $49.00 to $57.00 and a present value of $43.75 to 50.90 when discounted by one year at the Company’s estimated mid-point cost of equity of 12.0%, derived using the capital asset pricing model.
Premiums Paid Analysis
Vestra reviewed, among other things, the premia paid in selected all-cash precedent acquisition transactions of U.S. public companies with a transaction value greater than $1 billion between January 1, 2014 and December 31, 2023, in relation to each target company’s (i) closing share price on the day prior to announcement of the applicable transaction, and (ii) 52-week high trading price for the 52-week period ended prior to announcement of the applicable transaction (“52-Week High”). Based on this review and its professional judgment and experience, Vestra applied:
(i)
an illustrative premia reference range of 20.7% to 40.7% to the closing price of MDC Common Stock on January 16, 2024 of $53.23 to derive implied equity value reference ranges per MDC Common Stock, rounded to the nearest $0.05, of $64.25 to $74.90; and

(ii)
an illustrative premia reference range of negative 3.1% to 16.9% to the 52-Week High of the MDC Common Stock as of December 27, 2023, of $56.01 to derive implied equity value reference ranges per MDC Common Stock, rounded to the nearest $0.05, of $54.25 to $65.45.

Miscellaneous
The foregoing summary of Vestra’s financial analyses does not purport to be a complete description of the analyses or data presented by Vestra to the board. In connection with the review of the Merger by the Board, Vestra performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Vestra’s opinion. In arriving at its fairness determination, Vestra considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, Vestra made its determination as to fairness on the basis of its professional judgment and experience after considering the results of all the analyses. In addition, Vestra may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above should not be taken to be the view of Vestra with respect to the actual value of the shares of MDC Common Stock. Rounding may result in total sums set forth in this section not equaling the total of the figures shown.

Vestra prepared these analyses for the purpose of providing an opinion to the Board as to the fairness, from a financial point of view, of the Merger Consideration to the holders of shares of MDC Common Stock. These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, Vestra’s analyses are inherently subject to substantial uncertainty, and Vestra assumes no responsibility if future results are materially different from those forecasted in such estimates.
Vestra’s financial advisory services and its opinion were provided for the information and benefit of the board (in its capacity as such) in connection with its evaluation of the proposed Merger. The issuance of Vestra’s opinion was approved by an Opinion Committee of Vestra.
Vestra did not recommend any specific amount of consideration to the Board or the Company’s management or that any specific amount of consideration constituted the only appropriate consideration in the Merger for the holders of MDC Common Stock.
Pursuant to the terms of Vestra’s engagement letter with the Company, the Company has agreed to pay Vestra a fee for its services in the amount of approximately $21 million, of which $3 million was paid upon delivery of Vestra’s opinion, and the balance of which will be payable contingent upon the consummation of the Merger. The Company has also agreed to reimburse Vestra for its expenses and to indemnify Vestra against certain liabilities arising out of its engagement.
During the two-year period prior to the date of its opinion, Vestra and its affiliates have not been engaged to provide financial advisory or other services to the Company and Vestra has not received any compensation from the Company during such period. In addition, during the two-year period prior to the date of its opinion, Vestra and its affiliates have not been engaged to provide financial advisory or other services to the Parent and Vestra has not received any compensation from the Parent during such period. Vestra may provide financial advisory or other services to the Company and the Parent in the future, and in connection with any such services Vestra may receive compensation.
Vestra and its affiliates engage in a wide range of activities for its and their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, placement agent and related activities. In connection with these businesses or otherwise, Vestra and its affiliates and/or its or their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products or other financial instruments of or relating to the Company or its affiliates, Parent, potential parties to the Merger, or their respective affiliates or persons that are competitors, customers or suppliers of the Company.
The Company engaged Vestra to act as a financial advisor based on Vestra’s qualifications, experience and reputation. Vestra is a recognized investment banking firm in the homebuilding, building products and building materials sectors, with significant prior experience in providing fairness opinions to public and private companies in connection with mergers and acquisitions, leveraged buyouts and valuations for corporate and other purposes.
Projections
Other than the full-year outlook included in the Company’s earnings release filed as an exhibit to the Company’s Current Report on Form 8-K, dated January 31, 2023, as such full-year outlook was amended on July 27, 2023, and the quarterly outlook included in the Company’s earnings releases filed as exhibits to the Company’s Current Reports on Form 8-K, dated May 2, 2023, July 27, 2023 and October 26, 2023, the Company does not as a matter of course make public projections as to future performance, earnings or other results due to the inherent unpredictability of projections and their underlying assumptions and estimates. Despite this general practice, the Company provided to Vestra (in connection with the preparation of its valuation analyses and fairness opinion as described in the section entitled “Opinion of Vestra Advisors LLC,” beginning on page 43 of this Proxy Statement) certain prospective financial information concerning the Company’s future financial condition and performance (the “Projections”). The Projections were prepared by the Company’s management in connection with the Board’s evaluation of a potential transaction with the Buyer Parties and its evaluation of the Company’s strategic alternatives. Drafts of the Projections were reviewed with the Board, were approved by the Board for presentation to Vestra for use in its valuation analyses and fairness opinion, and were provided by the Company to Vestra on December 21, 2023 and January 17, 2024.
The Projections were not prepared with a view toward public disclosure and this summary thereof is included in this Proxy Statement only because the Projections (i) were made available to the Board in connection with its review of the potential transaction with Guarantor, Parent and Merger Sub and the strategic alternatives of the Company and (ii) were used by Vestra for purposes of preparing its valuation analyses and fairness opinion provided to the Board, as described in the section entitled “Opinion of Vestra Advisors LLC” beginning on page 43 of this Proxy Statement. The summary of the Projections is not being included in this Proxy Statement to influence a stockholder’s decision whether to vote in favor of the Merger Proposal or the other Special Meeting Proposals. The Projections may differ from published analyst estimates and forecasts. The Projections were provided to Guarantor, Parent and Merger Sub solely for purposes of Guarantor, Parent and Merger Sub’s diligence review of the Company in connection with the entry into the Merger Agreement.
The Projections do not necessarily comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or generally accepted accounting principles (“GAAP”) (and do not include footnote disclosures as may be required by GAAP). Neither Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm, nor any other audit firm has audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Projections and, accordingly, neither EY nor any other audit firm has expressed an opinion or any other form of assurance with respect thereto. The EY report included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which is incorporated by reference in this Proxy Statement, relates to the Company’s historical financial information and does not extend to the Projections and should not be read to do so.
The Projections, while presented with numerical specificity, necessarily were based on numerous variables and assumptions that are inherently forward-looking and uncertain and many of which are beyond the control of the Company’s management. Because the Projections cover multiple years, by their nature, they also become subject to even greater uncertainty with each successive year. The assumptions upon which the Projections were based necessarily involve judgments with respect to, among other things, future economic, competitive and financial market conditions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control, including general economic conditions, competition and the risks discussed in this Proxy Statement under the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 22 of this Proxy Statement. The Projections also reflect assumptions as to certain business decisions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for the Company’s business, competitive environment, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the Projections were prepared. In addition, the Projections might be affected by the Company’s ability to achieve proposed initiatives, objectives and targets over the applicable periods.
The Projections treat the Company on a stand-alone basis and without giving effect to, and are as if the Company never contemplated, the Merger, including the impact of negotiating or executing the Merger Agreement, the expenses that may be incurred in connection with consummating the Merger, the effect of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed or the effect of any business or strategic decisions or actions which would likely have been taken if the Merger Agreement had not been executed but which were instead altered, accelerated, postponed or not taken in anticipation of the Merger.
There can be no assurances that the Projections will be realized, and actual results may and will likely vary materially from those shown. The inclusion of the Projections in this Proxy Statement should not be regarded as an indication that the Company or any of its affiliates, advisors, officers, directors or representatives considered or consider the Projections to be predictive of actual future events or events that have occurred since the date of such forecasts, and the Projections should not be relied upon as such. The Company has not updated the Projections since they were prepared to reflect management’s current views of the Company or the Company’s future financial performance and the Projections should not be treated as guidance with respect to the projected results for any period. Neither the Company nor any of its affiliates, advisors, officers, directors or representatives can give any assurances that actual results will not differ materially from the Projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the Projections to reflect circumstances existing after the date the Projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Projections are shown to be in error. The Company does not intend to make publicly available any update or other revision to the Projections, except as otherwise required by law, and neither the Company, the Buyer Parties or, after the consummation of the Merger, the Surviving Corporation, undertakes any obligation or otherwise to revise the Projections after the date hereof, except to the extent required by law. Neither the Company, the Buyer Parties, nor any of their respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any stockholder of the Company or other person regarding the ultimate performance of the Company compared to the information contained in the Projections or that the Projections will be achieved. The Company has made no representation to Guarantor, the Buyer Parties, Vestra or their respective affiliates, in the Merger Agreement or otherwise, concerning the Projections. The Projections are forward-looking statements, and are expressly qualified in their entirety by the risks and uncertainties identified above and the cautionary statements contained in the Company’s Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available on the SEC’s website at www.sec.gov.
Certain of the Projections are or may be considered non-GAAP financial measures. There are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. No reconciliation of non-GAAP financial measures in the Projections to GAAP measures was created or used in connection with preparing the Projections and no such reconciliation of non-GAAP financial measures in the Projections to GAAP measures was relied upon by the Board or Vestra in connection with their respective evaluations of the Merger.
In light of the foregoing factors and the uncertainties inherent in the Projections, stockholders are cautioned not to place undue, if any, reliance on the Projections. Neither the Company, the Buyer Parties or any of their respective affiliates or representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the Projections.
Certain key material assumptions underlying the Projections include the following:
•	an increase in the monthly sales absorption rate in 2024 from the equivalent rate in 2023;
•	home closings in 2024 and 2025 in line with division management projections with modest growth in home closings in 2026-2028;
•	improvement in gross margin from home sales (excluding impairments) in 2024 and 2025 with a plateau in 2026-2028;
•	moderate home average selling price growth in light of stretched affordability for home purchasers;
•	total selling, general and administrative (SG&A) expenses remain below 10% of revenue, with slight year-to-year volatility; and
•	no improvement to work-in-process turnover after 2025.
The following is a summary of the Projections (which summary is not included in this Proxy Statement to induce any Company stockholder to vote in favor of approving the Merger Proposal or approving any of the other proposals to be voted on at the Special Meeting):
(amounts in millions)	FY2024P	FY2025P	FY2026P	FY2027P	FY2028P
Revenue(1)	$5,790.9	$7,085.2	$7,513.9	$7,968.5	$8,450.6
Consolidated Pretax Income	$626.2	$794.2	$867.5	$915.7	$974.4
Net Income	$466.5	$591.7	$646.3	$682.2	$725.9
Diluted EPS	$6.10	$7.63	$8.23	$8.58	$9.02
Unlevered Free Cash Flow	($218)	$194	$331	$473	$534
(1)	Includes financial services revenue.

The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company incorporated by reference into this Proxy Statement.
Interests of the Directors and Executive Officers of MDC in the Merger
When considering the recommendation of the Board that you vote to approve the Merger Proposal, you should be aware that directors and executive officers of MDC may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be adopted by Company stockholders. These interests include the following:
•
the acceleration and cash out of equity awards held by the executive officers of MDC and members of the Board, as of the Effective Time, for $63.00 in cash per share (net of any applicable exercise price with respect to Company Options);

•
the entitlement of Messrs. Larry A. Mizel, the Executive Chairman of MDC, and David D. Mandarich, the President and Chief Executive Officer of MDC, to (i) receive a transaction bonus payable at the Effective Time based on the severance amount they would have otherwise been entitled to receive under their existing employment agreements had they experienced a qualifying termination on the Closing Date (based on the severance amounts as calculated on December 31, 2023) in lieu of the cash severance that would have been payable under such employment agreements and (ii) enter into New Employment Agreements (as defined under the section entitled “Payments Upon Termination At or Following a Change in Control” beginning on page 54 of this Proxy Statement) which are contemplated to be effective as of the Closing Date;

•
the entry of Messrs. Robert Martin, the Senior Vice President and Chief Financial Officer of MDC, and Michael Kaplan, the Senior Vice President and General Counsel of MDC into amended Change in Control Agreements that will provide for a transaction bonus payable to each of them at the Effective Time based on the severance amount they would have otherwise been entitled to receive under their existing Change in Control Agreements upon a qualifying termination on or following the completion of the Merger in lieu of the cash severance that would have been payable under such Change in Control Agreements;

•
the amendment of the retirement benefits of Herbert T. Buchwald, the Company’s lead independent director, such that the benefit will pay out in full within the 30-day period before the Closing or within the 12-month period following the Closing, subject to Mr. Buchwald’s agreement to provide services through the Closing; and

•	the continued indemnification and directors’ and officers’ liability insurance to be provided by the Surviving Corporation.
In addition, the Board has taken all steps reasonably necessary or advisable to cause any dispositions of shares of MDC equity securities (including derivative securities) pursuant to the transactions contemplated by the Merger Agreement by each individual who is a director or officer of MDC subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to MDC to be exempt under Rule 16b-3 under the Exchange Act.
If the Merger Proposal is approved by Company stockholders, the shares of MDC Common Stock held by the directors and executive officers of MDC will be treated in the same manner as outstanding shares of MDC Common Stock held by all other Company stockholders entitled to receive the Merger Consideration.
For purposes of the below disclosure, our executive officers consist of Messrs. Mizel, Mandarich, Martin and Kaplan and Ms. Rebecca B. Givens and our directors consist of Messrs. Mizel, Mandarich, Baker, Berman, Blackford, Buchwald, Farooqui, Reece, Siegel and Mses. Sinden and Courtney Mizel. Ms. Givens is our former Senior Vice President and General Counsel, who terminated employment effective as of May 20, 2022 and will not receive any severance payments or benefits in connection with the consummation of the Merger.

Treatment of MDC Common Stock
As of the Record Date, directors and executive officers of MDC, as a group, held 15,093,442 outstanding shares of MDC Common Stock. The value of the Company Equity Awards set forth in the tables below is based on the Merger Consideration of $63.00 in cash per share, without interest.
At the Effective Time, each share of MDC Common Stock outstanding as of immediately prior to the Effective Time that is held by the directors and executive officers of MDC will be cancelled and cease to exist and automatically converted into the right to receive cash in an amount equal to the Merger Consideration. The aggregate value of the outstanding shares of MDC Common Stock held collectively by our directors and executive officers as of the Record Date, based on the Merger Consideration of $63.00 in cash per share, is $950,886,846.
Treatment and Quantification of MDC Equity Awards
As of the Record Date, certain of our directors and executive officers held Company Options, Company RSAs and Company PSU Awards (collectively, the “Company Equity Awards”), as set forth in the tables below.
Company Options
Name	Number of Shares Subject to Company Options (#)	Value of Shares Subject to Company Options ($)	Weighted Average ExercisePrices ($)
Larry A. Mizel	1,665,280	57,700,928	28.35
David D. Mandarich	1,465,280	50,856,928	28.29
Raymond T. Baker	7,500	72,600	53.32
Michael A. Berman	15,000	271,500	44.90
Courtney L. Mizel	16,534	438,482	36.48
Each Company Option held by a director or an executive officer of MDC that is outstanding and unexercised as of immediately prior to the Effective Time will be cancelled and automatically converted into the right to receive an amount in cash, without interest, if any, equal to the product of (A) the excess (if any) of (i) the Merger Consideration over (ii) the exercise price per share of such Company Option, multiplied by (B) the number of shares of MDC Common Stock subject to such Company Option, subject to any required withholding of taxes; provided, however, that any Company Options with respect to which the applicable per share exercise price is greater than the Merger Consideration will be cancelled without consideration. None of our directors or executive officers have been granted any Company Options on or after February 26, 2024. The Company Options set forth in the table above are all fully vested and include 666,600 Company Options and 533,280 Company Options for Messrs. Mizel and Mandarich, respectively, which were unexercisable as of February 26, 2024.
Company RSAs
Name	Number of Shares Subject to Company RSA (#)	Value of Shares Subject to Company RSA ($)
Larry A. Mizel	63,868	4,023,684
David D. Mandarich	63,868	4,023,684
Robert N. Martin	47,338	2,982,294
Michael L. Kaplan	8,531	537,453
Raymond T. Baker	7,552	475,776
Michael A. Berman	7,552	475,776
David E. Blackford	7,552	475,776
Herbert T. Buchwald	7,552	475,776
Rafay Farooqui	7,552	475,776
Courtney L. Mizel	7,552	475,776
Paris G. Reece III	7,552	475,776
David Siegel	7,552	475,776
Janice Sinden	7,552	475,776

Each Company RSA held by a director or executive officer of MDC that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of MDC Common Stock subject to such Company RSA, multiplied by (B) the Merger Consideration, subject to any required withholding of taxes. All of the RSAs held by the directors fully vested on March 1, 2024. None of our directors or executive officers have been granted any Company RSAs on or after February 26, 2024.
Company PSU Awards
Name	Number of Shares Subject to Company PSU Awards (at maximum) (#)	Value of Shares Subject to Company PSU Awards ($)
Larry A. Mizel	400,000	25,200,000
David D. Mandarich	360,000	22,680,000
Robert N. Martin	35,000	2,205,000
Each Company PSU Award held by an employee-director or executive officer of MDC that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of MDC Common Stock subject to such Company PSU Award based on maximum performance, multiplied by (B) the Merger Consideration, subject to any required withholding of taxes. None of our directors or executive officers have been granted any Company PSU Awards on or after February 26, 2024.
Payments Upon Termination At or Following a Change in Control
Our executive officers are eligible to receive severance payments and benefits upon certain terminations of employment, pursuant to their existing employment agreements, Change in Control Agreements and MDC’s broad-based severance practice, as described below.
Messrs. Mizel and Mandarich. Pursuant to their existing employment agreements with the Company, upon a termination by the Company without cause, their resignation for good reason, their death, presumed death or total disability, or their termination of employment by the Company within two years following the Effective Time, Messrs. Mizel and Mandarich would be entitled to the following severance benefits: (i) a lump-sum payment equal to their aggregate salary earned over the 36 months preceding the Effective Time plus three times (or, for Mr. Mandarich, two times) the annual incentive compensation paid for the applicable performance period prior to that in which such termination occurs, (ii) continued lifetime group health insurance coverage (medical, dental and vision coverage for each executive and for each executive’s spouse for the remainder of each executive’s lifetime and, if applicable, coverage for each executive’s spouse for an additional 60 months following each executive’s death or presumed death) and (iii) accelerated vesting of all unvested equity awards (with Company PSU Awards paying out at their original payment timing based on actual performance). As described in more detail below, it is expected that Messrs. Mizel and Mandarich will enter into amended and restated employment agreements with the Company (the “New Employment Agreements”), each to be effective as of the Closing Date and with an initial term ending December 31, 2025 (the “Initial Term”), which will automatically renew for successive one-year periods (each, an “Additional Term”), unless Parent provides 60 days’ advance written notice to such executive of its intent to terminate the New Employment Agreement at the end of the then current term. The New Employment Agreements are expected to provide for a one-time lump-sum cash transaction bonus payment equal to the amount of cash severance that Messrs. Mizel and Mandarich would have otherwise been entitled to receive had there been a qualifying termination of their employment on the Closing Date (based on the severance amounts as calculated on December 31, 2023) in lieu of the cash severance that would have been payable under such employment agreements, as described above. The amount of the transaction bonus is $33 million and $21 million for Messrs. Mizel and Mandarich, respectively. This transaction bonus payment will be paid in lieu of the cash severance payment that Messrs. Mizel and Mandarich would have otherwise been paid under their existing employment agreements.
The New Employment Agreements are expected to entitle each of Messrs. Mizel and Mandarich to receive severance payments upon a termination by the Company without cause, upon their death, presumed death or total disability, in each case, to the extent such termination occurs prior to the end of the Initial Term, equal to the base salary and Target Award (defined below) amount such executive would have earned through the remainder of the Initial Term. The New Employment Agreements are also expected to entitle each of Messrs. Mizel and Mandarich to receive severance payments upon a termination by the Company without cause to the extent such termination occurs without 60 days’ prior written notice before the end of an Additional Term, equal to the annual base salary and target award that the executive would have earned through the remainder of the Additional Term and the next successive Additional Term. Upon any termination of employment, Mr. Mizel has the option to purchase, during the 90-day period following such termination, the Company’s aircraft at fair market value. The New Employment Agreements are also expected to provide for a prorated payment of Executive’s annual Target Award (or Maximum Award (defined below), if applicable) in the event Messrs. Mizel and Mandarich voluntarily resign during an Additional Term. The terms of the New Employment Agreements have not yet been finalized and could change from the foregoing description. For the estimated value of the severance and benefits that would be payable to Messrs. Mizel and Mandarich upon any such terminations of employment, please see the section entitled “Golden Parachute Compensation” beginning on page 58 of this Proxy Statement.
Change in Control Agreements. Pursuant to their Change in Control Agreements, Messrs. Martin and Kaplan are entitled to the following severance benefits upon a termination by the Company without cause or their resignation due to a material change in employment on or within two years following a change in control: (i) a lump-sum payment equal to two times the sum of the executive’s base salary and the actual prior year’s bonus (provided that such bonus will be capped at 50% of executive’s base salary); (ii) benefits continuation for 12 months and (iii) accelerated vesting of all unvested equity awards. It is expected that these executives will enter into amendments to their Change in Control Agreements prior to the Effective Time that will provide each executive with (i) a cash transaction bonus, payable at the Effective Time, equal to the cash severance amount they would have otherwise been entitled to receive under their existing Change in Control Agreements had a qualifying termination occurred on or following the completion of the Merger, and (ii) benefits continuation coverage for 12 months following termination. The amount of this cash transaction bonus is $2,550,000 and $1,425,000 for Messrs. Martin and Kaplan, respectively. This cash transaction bonus payment will be paid in lieu of the cash severance amount described in subclause (i) above. The terms of the amended Change in Control Agreement have not yet been finalized and could change from the foregoing description.
For the estimated value of the severance and benefits that would be payable to Messrs. Martin and Kaplan, please see the section entitled “Golden Parachute Compensation” beginning on page 58 of this Proxy Statement.
Following the Effective Time, pursuant to the Company’s broad-based severance practice, upon a termination without cause, each executive officer is expected to be eligible to receive (i) two weeks of base salary for each year of service, with a minimum payment of four weeks of base salary and (ii) a subsidy to cover COBRA expenses for the duration of the applicable severance period, in each case subject to the execution of a release of claims.
Pursuant to their existing employment agreements, Messrs. Mizel and Mandarich are subject to noncompetition and confidentiality covenants, during the course of their employment and for 12 months following the termination of employment for any reason. None of the other named executive officers are subject to restrictive covenants.
Buchwald Retirement Benefit
Mr. Herbert T. Buchwald, lead independent director, is entitled to a retirement benefit in the form of a fee of $32,500 per month for sixty months beginning on the date that he ceases to serve as a director of the Company for any reason other than a termination of service for cause, which payments would cease after November 20, 2026, regardless of the date Mr. Buchwald ceases to serve as a director of the Company. In connection with the Merger, the Company has decided to amend Mr. Buchwald’s retirement benefit such that the benefit will pay out in full in an aggregate single lump sum payment of $1,950,000 within the 30-day period before the Effective Time or within the 12-month period following the Effective Time, subject to Mr. Buchwald’s agreement to provide services through the Closing.
Insurance and Indemnification of Directors and Executive Officers
The Merger Agreement provides that, for the six (6) years from and after the Effective Time, Parent shall, or shall cause the Surviving Corporation and its subsidiaries to, indemnify and hold harmless all past and present directors and officers of MDC and its subsidiaries against any costs or expenses, judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, investigation, suit or proceeding in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, in connection with such persons serving as an officer, director, employee or other agent or fiduciary of MDC or any subsidiary of MDC or of any other person if such service was at the request or for the benefit of MDC or any subsidiary of MDC, to the fullest extent permitted by applicable law and MDC’s organizational documents or the organizational documents of the applicable subsidiary of MDC (as applicable) or any indemnification agreements with such persons in existence on the date of the Merger Agreement.
In addition, without limiting the foregoing, the Merger Agreement requires, for six (6) years after the Effective Time, that Parent shall, or shall cause the Surviving Corporation and its subsidiaries to (i) maintain in effect the provisions in the certificates of incorporation, bylaws, and other similar organizational documents of the Surviving Corporation and its subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in MDC’s organizational documents and the other similar organizational documents of its subsidiaries, as applicable, as of the date of the Merger Agreement and (ii) honor and fulfill, in all respects, the obligations of MDC and its subsidiaries pursuant to any indemnification agreement of MDC or its subsidiary with any past and present directors and officers of MDC and its subsidiaries as in existence on the date of the Merger Agreement, in each case, regarding elimination of liability, indemnification of officers, directors and employees and advancement of expenses, and no such provision shall be amended, modified or repealed in any manner that would adversely affect the rights or protections thereunder of any such past and present directors and officers of MDC and its subsidiaries in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time.
The Merger Agreement also provides that, at or prior to the Effective Time, MDC shall purchase, and for a period of six (6) years after the Effective Time, the Surviving Corporation shall (and Parent will cause the Surviving Corporation to) maintain in effect, a six (6)-year prepaid “tail” policy on terms and conditions providing coverage, retentions, limits and other material terms substantially equivalent to the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by MDC and its subsidiaries with respect to matters arising at or prior to the Effective Time; provided, however, that MDC shall not commit or spend on such “tail” policy, in the aggregate, more than three hundred percent (300%) of the last aggregate annual premium paid by MDC prior to the date of the Merger Agreement for MDC’s current policies of directors’ and officers’ liability insurance and fiduciary liability insurance (the “Base Amount”), and if the cost of such “tail” policy would otherwise exceed the Base Amount, MDC shall be permitted to purchase, and the Surviving Corporation shall (and Parent will cause the Surviving Corporation to) be obligated to, maintain a policy with the greatest coverage available for a cost not exceeding the Base Amount from an insurance carrier with the same or better credit rating as MDC’s directors’ and officers’ liability insurance and fiduciary liability insurance carrier as of the date of the Merger Agreement. MDC shall in good faith cooperate with Parent prior to the Closing with respect to the procurement of such “tail” policy, including with respect to the selection of the broker, available policy price and coverage options.
Additionally, the Merger Agreement provides that in the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving company or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in the indemnification provisions of the Merger Agreement discussed here. The rights of the past and present directors and officers of MDC and its subsidiaries (and such person’s heirs and executors) set forth in the indemnifications provisions of the Merger Agreement, shall survive consummation of the Merger and shall not be terminated or amended in a manner that is adverse to any directors and officers (and such person’s heirs and executors) without such person’s written consent, and shall be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) MDC’s organizational documents, (ii) the organizational documents of any subsidiary of MDC, (iii) any indemnification agreements between such persons and MDC or subsidiary of MDC and (iv) applicable law (whether at law or in equity).

Arrangements with Parent
It is expected that Messrs. Mizel and Mandarich will enter into the New Employment Agreements, to be effective as of immediately prior to the Effective Time, which will provide for the terms of their prospective employment with the Company. The material terms of the New Employment Agreements are expected to consist of the following: (i) continued employment (in their current roles) through the Initial Term, which will automatically renew for Additional Terms, unless Parent provides at least 60 days’ prior written notice of its intention not to renew the term of the New Employment Agreement; (ii) base salary of $1,000,000 and continued benefits during 2024 and 2025 at the same levels in effect prior to the Effective Time; (iii) target annual bonus opportunities of $10,000,000 for Mr. Mizel and $9,000,000 for Mr. Mandarich (each, an annual “Target Award”), subject to achievement of the applicable performance metrics tied to the sell-side model and any amounts earned that are less than or greater than target performance to be determined utilizing straight-line interpolation of achievement of the sell-side model, with a minimum annual award equal to 50% of the Target Award and a maximum annual award equal to 200% (the “Maximum Award”) of the Target Award for calendar years 2024 and 2025 based on level of attainment of the applicable performance goals; (iv) continued plane usage and continuation of the existing airplane lease agreement (or a successor lease agreement) on the existing terms during the period of employment; (v) if either Messrs. Mizel and Mandarich experiences a termination by the Company without cause (including a termination due to death, presumed death or the executive becoming totally disabled, but not including any resignation or retirement) prior to the end of the Initial Term, payment of any accrued but unpaid benefits and cash severance in an amount equal to the aggregate base salary and Target Award that could have been earned had the executive remained employed through the remainder of the Initial Term; (vi) upon any termination of employment, Mr. Mizel has the option to purchase, during the 90-day period following such termination, the Company’s aircraft at fair market value; (vii) continued lifetime group health insurance coverage (medical, dental and vision coverage for each executive and for each executive’s spouse for the remainder of each executive’s lifetime and, if applicable, coverage for each executive’s spouse for an additional 60 months following each executive’s death or presumed death); (viii) continuation of existing expense allowance for Messrs. Mizel and Mandarich relating to their charitable outreach not to exceed $300,000 annually, for the period which Messrs. Mizel and Mandarich remain employed; and (ix) service for each executive on the Board of Directors of the Company for so long as they remain employed with the Company. The New Employment Agreements are also expected to entitle each of Messrs. Mizel and Mandarich to receive severance payments upon a termination by the Company without cause, to the extent such termination occurs without sixty days’ prior written notice before the end of an Additional Term, equal to the annual base salary and Target Award that the executive would have earned through the remainder of the Additional Term and the next successive Additional Term. The New Employment Agreements will also provide for a prorated payment of the executive’s annual Target Award in the event the executive voluntarily resigns during an Additional Term; provided, however, that executive may instead elect to wait until the end of the calendar year to determine if performance would exceed the Target Award for such year, and if higher than the Target Award, the pro-rata amount will be calculated based on such earned amount.
Notwithstanding the foregoing, as of the date of this Proxy Statement, none of our executive officers has entered into any agreement and none of our executive officers, other than Messrs. Mizel and Mandarich, have had any discussions or negotiations, with Parent or any of its affiliates regarding the potential terms of their individual employment arrangements or the right to participate in the equity of Parent or one or more of its affiliates following the consummation of the Merger. Prior to, or following the consummation of, the Merger, however, certain of these other executive officers may have discussions, or may enter into agreements with, Parent, the Company or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or one or more of its affiliates after the Effective Time.
Charitable Commitments.
Prior to the Closing Date, Parent agreed to make a one-time cash donation of $22.19 million to the Foundation, which represents the equivalent of a five-year commitment to continue the Company’s long history of providing monetary support to local communities through the Foundation. Mr. Mizel and Mr. Mandarich are non-controlling officers and directors of the Foundation, with Mr. Mizel serving as Chairman and Chief Executive Officer and Mr. Mandarich serving as President of the Foundation.

Golden Parachute Compensation
In accordance with Item 402(t) of Regulation S-K promulgated by the SEC, the table below sets forth the compensation that is based on, or otherwise relates to, the Merger that may be paid or become payable to each of our named executive officers in connection with the Merger. Please see the previous portions of this section for further information regarding this compensation. Under the applicable SEC rules, our named executive officers for this purpose are required to consist of the named executive officers for whom executive compensation disclosures were required in MDC’s most recent proxy statement filed with the SEC, who are:
•	Larry A. Mizel, Executive Chairman;
•	David D. Mandarich, President and Chief Executive Officer;
•	Robert N. Martin, Senior Vice President and Chief Financial Officer; and
•	Michael L. Kaplan, Senior Vice President and General Counsel.
The amounts indicated in the table below are estimates of the amounts that would be payable to each named executive officer assuming, solely for purposes of this table, that the Merger is consummated on February 9, 2024, Merger Consideration of $63.00 and, in the case of each named executive officer, that the named executive officer’s employment is terminated due to a qualifying termination, in each case, on such date.
In addition to the assumptions regarding the consummation date of the Merger and the termination of employment, these estimates are based on certain other assumptions that are described in the footnotes accompanying the table below. Accordingly, the ultimate values to be received by a named executive officer in connection with the Merger may differ from the amounts set forth below.
Golden Parachute Compensation
Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Larry A. Mizel	54,890,710	29,223,684	—	84,114,394
David D. Mandarich	40,890,710	26,703,684	—	67,594,394
Robert N. Martin	3,236,538	5,187,294	33,402	8,457,234
Michael L. Kaplan	1,461,538	537,453	23,806	2,022,797
Rebecca B. Givens(4)	—	—	—	—
(1)
For Messrs. Mizel and Mandarich, this represents the cash value of the payments Messrs. Mizel and Mandarich would be entitled to receive in connection with the Merger, which includes (i) a transaction bonus, payable at the Effective Time based on the severance amount they would have been entitled to receive upon a qualifying termination on the Closing Date (based on the severance amounts as calculated on December 31, 2023) under their existing employment agreements (i.e., $33 million and $21 million, respectively), and (ii) the severance amounts each executive would be entitled to receive under the New Employment Agreements assuming that a qualifying termination occurred immediately following the Effective Time, assuming an effective date of the New Employment Agreements as of February 9, 2024, which is equal to the amount of the base salary and target award that each executive would have been eligible to earn had such executive remained employed through the remainder of the Initial Term (i.e., $21,890,710 and $19,890,710, respectively). For Messrs. Martin and Kaplan, this represents the cash value of the payments Messrs. Martin and Kaplan would be entitled to receive in connection with the Merger, which includes (i) the severance amounts each executive would be entitled to receive under his Change in Control Agreement, which is payable as a transaction bonus at the Effective Time (i.e., $2,550,000 and $1,425,000, respectively) and (ii) the severance amounts each executive would be eligible to receive under the Company’s severance practice (i.e., $686,538 and $36,538, respectively). Each transaction bonus described in the foregoing clause (i) for each Messrs. Mizel, Mandarich, Martin and Kaplan are “single-trigger” payments and each severance entitlement described in the foregoing are “double-trigger” payments and would be provided only upon a qualifying termination of employment. For more information, see the section entitled “The Merger—Interests of the Directors and Executive Officers of MDC in the Merger—Payments Upon Termination At or Following a Change in Control” beginning on page 54 of this Proxy Statement.

Named Executive Officer	Transaction Bonus ($)	Severance ($)	Total ($)
Larry A. Mizel	33,000,000	21,890,710	54,890,710
David D. Mandarich	21,000,000	19,890,710	40,890,710
Robert N. Martin	2,550,000	686,538	3,236,538
Michael L. Kaplan	1,425,000	36,538	1,461,538
(2)
The amounts reflected in this column represent the value of the Company PSUs and Company RSAs that at the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash based on the Merger Consideration of

$63.00 in cash per share (less any applicable exercise price), without interest, subject to any required withholding of taxes. The foregoing equity acceleration amounts are “single-trigger” amounts. This amount does not include the amounts payable in respect of vested Company Options that were not exercisable as of February 9, 2024. For more information, see the section entitled “The Merger—Interests of the Directors and Executive Officers of MDC in the Merger—Treatment and Quantification of MDC Equity Awards” beginning on page 53 of this Proxy Statement.
Named Executive Officer	RSAs	PSUs	Total
Larry A. Mizel	4,023,684	25,200,000	29,223,684
David D. Mandarich	4,023,684	22,680,000	26,703,684
Robert N. Martin	2,982,294	2,205,000	5,187,294
Michael L. Kaplan	537,453	—	537,453
(3)
The amounts reflected in this column represent for Messrs. Martin and Kaplan, the amounts reflected represent the value of benefits continuation coverage for 12 months. Messrs. Mizel and Mandarich are fully vested in the right to receive continued lifetime group health insurance coverage (medical, dental and vision coverage for each executive and for each executive’s spouse for the remainder of each executive’s lifetime and, if applicable, for each named executive officer’s spouse, an additional 60 months of benefits continuation coverage following each named executive officer’s death or presumed death), which benefit they will receive following their termination of employment. The Company will also continue to reimburse expenses for Mr. Mizel relating to his charitable outreach, expenses and dues associated with professional, industry, community and civic organizations, as described in the Company’s previous proxy statement filed with the SEC on March 1, 2023, for the period which Mr. Mizel remains employed by Parent. In addition, upon any termination of employment, Mr. Mizel has the option to purchase, during the 90-day period following such termination, the Company’s aircraft at fair market value. For more information, see the section entitled “The Merger—Interests of the Directors and Executive Officers of MDC in the Merger—Payments Upon Termination At or Following a Change in Control” beginning on page 54 of this Proxy Statement.

(4)
Ms. Givens is our former Senior Vice President and General Counsel, who terminated employment effective as of May 20, 2022 and will not receive any severance payments or benefits in connection with the consummation of the Merger.

Financing of the Merger
The obligation of the Buyer Parties to consummate the Merger is not subject to any financing condition.
We anticipate that the total amount of funds necessary to pay the aggregate Merger Consideration payable to the Company stockholders in the Merger is approximately $4.9 billion in cash.
On January 17, 2024, Guarantor, Parent and Merger Sub obtained debt financing commitments of $4.5 billion in the aggregate from certain financial institutions, which will be used to finance a portion of the consideration due under the Merger Agreement and fees and expenses related to the Merger, subject to the terms and conditions set forth in the related debt commitment letters.
Guarantee
Pursuant to the Merger Agreement, and subject to the terms and conditions contained therein, Guarantor is guaranteeing the due and punctual payment and performance of each of the covenant, obligation, debt, duty and liability of any nature and however arising (including any unknown, undisclosed, unmatured, unaccrued, unasserted, absolute, contingent, indirect, conditional, derivative, liquidated or unliquidated, joint, several or secondary liability), regardless of whether or not such covenant, obligation, debt, duty or liability is immediately due and payable and regardless of whether or not such liability would be required to be recorded as a liability on a balance sheet prepared in accordance with GAAP, International Financial Reporting Standards (“IFRS”) or such other accounting standards are used by and applicable to Guarantor as of the date of the Merger Agreement (or required to be disclosed in the footnotes thereto under GAAP, IFRS or such other accounting standards) of the Buyer Parties, as applicable, under the Merger Agreement (“Guaranteed Obligations”). Additionally, any breach or nonperformance of any such obligations of Merger Sub or Parent (or any of their successors or assigns) shall also be deemed to be a default of Guarantor under the Merger Agreement. The guaranty is a continuing guaranty and accordingly will remain in force until all the Guaranteed Obligations have been performed or satisfied.
Voting Agreement
On January 17, 2024, in connection with the Company’s execution of the Merger Agreement, the Specified Company Stockholders entered into the Voting Agreement with Parent, pursuant to which the Specified Company Stockholders have agreed, among other things, to vote their shares of MDC Common Stock in favor of the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated thereby and any other matters that would reasonably be expected to facilitate the Merger and against, among other things, any other action, proposal or transaction that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, discourage or prevent the consummation of, or otherwise adversely affect, the Merger or any of the other transactions contemplated by the Merger Agreement or Voting Agreement, in each case, subject to and in accordance with, the terms of the Voting Agreement. The Voting Agreement also includes certain restrictions on transfer of shares of MDC Common Stock by such Specified Company Stockholders. The Voting Agreement will automatically terminate upon certain events, including the termination of the Merger Agreement.
Closing and Effective Time
The Closing will take place on the fifth business day following the satisfaction or, to the extent permitted by applicable law, waiver of all conditions to the Closing (described below under the section entitled “Terms of the Merger Agreement—Conditions to the Closing of the Merger” beginning on page 80 of this Proxy Statement) (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable law, waiver of those conditions at the Closing) or such other time agreed to in writing by Parent and MDC; provided, that, without the prior written consent of Parent, the Closing will not occur prior to the earlier of (i) the date on which all Governmental Requirements (as defined in the Merger Agreement) have been made or obtained, as applicable, and (ii) the date that is 120 days after the date of the Merger Agreement.
Accounting Treatment
The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.
U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of certain U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) whose shares of MDC Common Stock are converted into the right to receive cash pursuant to the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date of this Proxy Statement and all of which are subject to change or to differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion.
This discussion is limited to Company stockholders who hold their shares of MDC Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). In addition, this summary does not describe any tax consequences arising under the laws of any state, local or foreign jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., estate or gift taxation) or the alternative minimum tax or the Medicare net investment income surtax that may be relevant or applicable to a particular holder in connection with the Merger. For purposes of this discussion, a “holder” means either a U.S. Holder or a Non-U.S. Holder (each as defined below) or both, as the context may require.
This discussion is for general information purposes only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances nor does it address any consequences to holders subject to special rules under U.S. federal income tax law, including, for example:
•	banks or other financial institutions;
•	mutual funds;
•	insurance companies;
•	tax-exempt organizations (including private foundations), governmental agencies, instrumentalities or other governmental organizations;
•	retirement plans or other tax-deferred accounts;
•
S corporations, partnerships or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (or investors in such entities or arrangements);

•	controlled foreign corporations, passive foreign investment companies or corporations that accumulate earnings to avoid U.S. federal income tax;
•	dealers or brokers in securities, currencies or commodities;
•	traders in securities that elect to use the mark-to-market method of accounting for their securities;
•	regulated investment companies or real estate investment trusts, or entities subject to the U.S. anti-inversion rules;
•	U.S. expatriates or certain former citizens or long-term residents of the United States;
•	holders that own or have owned (directly, indirectly or constructively) five percent or more of MDC Common Stock (by vote or value);
•	holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;
•
holders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of MDC Common Stock being taken into account in an “applicable financial statement” (as defined in the Code);

•	holders that received their shares of MDC Common Stock in a compensatory transaction, through a tax-qualified retirement plan or pursuant to the exercise of options or warrants;
•	holders that hold their shares of MDC Common Stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;
•	holders who own an equity interest, actually or constructively, in Parent or the Surviving Corporation following the Merger;
•	holders that do not vote in favor of the Merger and that properly demand appraisal of their shares of MDC Common Stock under Section 262 of the DGCL; or
•	U.S. Holders whose “functional currency” is not the U.S. dollar.
If a partnership (including an entity or arrangement, domestic or non-U.S., treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of MDC Common Stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of MDC Common Stock and partners therein should consult their tax advisors regarding the consequences of the Merger.
No ruling has been or will be sought from the IRS regarding the U.S. federal income tax consequences of the Merger described herein. No assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. IT IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES UNDER STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of MDC Common Stock who or that is for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation, or other entity taxable as a corporation, created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust (i) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person as defined in section 7701(a)(30) of the Code.

The receipt of cash by a U.S. Holder in exchange for shares of MDC Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Such U.S. Holder’s gain or loss generally will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss generally will be a capital gain or loss and will be a long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of common stock at different times or different prices, such U.S. Holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of common stock.
Non-U.S. Holders
For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of MDC Common Stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.
Subject to the discussion under “Information Reporting and Backup Withholding” below, any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:
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the gain is effectively connected with the conduct of a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax, net of certain deductions, at rates generally applicable to U.S. persons (unless an applicable income tax treaty provides otherwise), and, if the Non-U.S. Holder is a corporation, such gain may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower rate under an applicable income tax treaty);

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such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other specified conditions are met, in which case such gain generally will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty), which gain may be offset by certain U.S. source capital losses of such Non-U.S. Holder provided such Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses; or

•
shares of MDC Common Stock constitute a United States real property interest (“USRPI”) by reason of MDC’s status as a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (“USRPHC”), at any time within the shorter of the five-year period preceding the Merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of MDC Common Stock (the “Relevant Period”). Generally, a corporation is a USRPHC if the fair market value of its USRPIs equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. We have not determined whether we are or have been a USRPHC at any time during the five-year period preceding the Merger; however, even if we are or have been a USRPHC, so long as shares of MDC Common Stock are treated as regularly traded on an established securities market (for purposes of Section 897(c)(3) of the Code), a Non-U.S. Holder generally will not be subject to U.S. federal income tax on the disposition of shares of MDC Common Stock pursuant to the Merger if the Non-U.S. Holder has not owned directly and has not been deemed to own pursuant to attribution rules more than five percent (5%) of MDC Common Stock at any time during the Relevant Period. If a Non-U.S. Holder exceeds the limits described in the preceding sentence with respect to MDC Common Stock and we are a USRPHC, the Non-U.S. Holder generally will be subject to U.S. federal income tax on its gain at rates applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. If a Non-U.S. Holder is subject to the tax described in the preceding sentences, the Non-U.S. Holder will also be required to file a U.S. federal income tax return with the IRS. Non-U.S. Holders are encouraged to consult their tax advisors regarding the possible consequences to them if we are a USRPHC.

Non-U.S. Holders should consult their tax advisors regarding the tax consequences to them of the Merger.

Information Reporting and Backup Withholding
Information reporting and backup withholding (currently, at a rate of 24 percent) may also apply to the proceeds received by a holder pursuant to the Merger. Backup withholding generally will not apply to (i) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form) or (ii) a Non-U.S. Holder that (a) provides a certification of such Non-U.S. Holder’s foreign status on an applicable IRS Form W-8 (or a substitute or successor form) or (b) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the holder’s U.S. federal income tax liability; provided that the holder timely furnishes the required information to the IRS.
Additional Withholding Requirements under the Foreign Account Tax Compliance Act (FATCA)
Sections 1471 through 1474 of the Code, and the U.S. Treasury Regulations and administrative guidance issued thereunder (which we refer to as, collectively, “FATCA”), impose a U.S. federal withholding tax of 30 percent on certain payments made to a “foreign financial institution” (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding certain U.S. account holders of such institution (which include certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also generally imposes a U.S. federal withholding tax of 30 percent on certain payments made to a non-financial foreign entity unless such entity provides the withholding agent a certification identifying certain direct and indirect U.S. owners of the entity or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes. The U.S. Treasury Department has released proposed regulations which, if finalized in their present form, would eliminate the FATCA withholding applicable to the gross proceeds of a sale or other disposition of MDC Common Stock. In its preamble to such proposed regulations, the U.S. Treasury Department stated that taxpayers generally may rely on the proposed regulations until final regulations are issued. Holders of MDC Common Stock are urged to consult with their tax advisors regarding the possible implications of FATCA on the disposition of MDC Common Stock pursuant to the Merger.
THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS. IT IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE RECEIPT OF CASH FOR THEIR SHARES OF MDC COMMON STOCK PURSUANT TO THE MERGER UNDER ANY U.S. FEDERAL, STATE, FOREIGN, LOCAL OR OTHER TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Regulatory Approvals Required for the Merger
The parties to the Merger Agreement (including, for the avoidance of doubt, Guarantor) have agreed to use (and will cause each of their respective subsidiaries to use) their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties to the Merger Agreement in doing, or causing to be done, all things necessary, proper or advisable under applicable law to consummate the Merger and other transactions contemplated by the Merger Agreement as soon as practicable. Guarantor, Parent and Merger Sub will use (and will cause each of their respective subsidiaries to use) their reasonable best efforts to efforts to take, or cause to be taken, any and all steps necessary or prudent, to avoid or eliminate each and every impediment under any applicable law that may be asserted by any governmental entity or any other person so as to enable the parties to consummate the transactions contemplated by the Merger Agreement, including the Merger, as promptly as practicable, including, among other things, (i) becoming subject to, consenting to, committing to and/or negotiating, proposing, offering, settling, undertaking, agreeing to or otherwise taking any action with respect to, permitting or suffering to exist, any requirement, condition, limitation, understanding, agreement or order to (A) sell, license, lease, assign, transfer, divest, encumber, hold separate, or otherwise dispose of any and all of the share capital or other equity or voting interest, assets, licenses, operations, rights, product lines, business or portion of business of the Company, the Surviving Corporation, Guarantor, Parent, Merger Sub, or any of their respective subsidiaries; and (B) conduct, restrict, operate, invest or otherwise change the assets, licenses, operations, rights, product lines, the business or portion of the business of the Company, the Surviving Corporation, Guarantor, Parent, Merger Sub, or any of their respective subsidiaries; provided that neither Guarantor, Parent and Merger Sub nor any of their respective subsidiaries shall be required to take any of the actions referred to above (1) unless the effectiveness thereof is conditioned on the occurrence of the consummation of the Merger, and (2) if such actions would or would reasonably be expected to, individually or in the aggregate, result in a material adverse effect on (x) MDC and its subsidiaries taken as a whole, (y) Parent, MDC, Merger Sub, and their respective subsidiaries, taken as a whole, or (z) Guarantor and its subsidiaries taken as a whole. Guarantor, Parent and Merger will (and will cause their respective subsidiaries to) oppose fully and vigorously, including by defending through litigation on the merits, any claim asserted in court to avoid entry of, or to have vacated, lifted, reversed, overturned or terminated, any order or judgment (whether temporary, preliminary or permanent) that would prevent the closing of the Merger prior to the Termination Date. Under the HSR Act and the rules promulgated thereunder, the Merger cannot be completed until the Buyer Parties and MDC file a notification and report form with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”) under the HSR Act and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the parties’ filing of their respective HSR Act notification forms or the early termination of that waiting period. MDC and the Buyer Parties made the necessary filings with the FTC and the Antitrust Division of the DOJ on January 31, 2024, and the waiting period under the HSR Act expired at 11:59 p.m. Eastern Time on March 1, 2024.
At any time before or after the consummation of the Merger and the other transactions contemplated by the Merger Agreement, notwithstanding the termination of the waiting period under the HSR Act, the FTC or the Antitrust Division of the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger and the other transactions contemplated by the Merger Agreement, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger and the other transactions contemplated by the Merger Agreement, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger and the other transactions contemplated by the Merger Agreement or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.
The regulatory efforts and approvals required under the Merger Agreement are further described under the section entitled “Terms of the Merger Agreement—Regulatory Efforts” beginning on page 83 of this Proxy Statement.

TERMS OF THE MERGER AGREEMENT
The discussion of the terms of the Merger Agreement in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this Proxy Statement and is incorporated into this Proxy Statement by reference. This summary does not purport to be complete and may not contain all of the information about the Merger that is important to you. You are encouraged to read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Merger.
Explanatory Note Regarding the Merger Agreement
The following description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Annex A hereto. The Merger Agreement has been included to provide Company stockholders with information regarding its terms. It is not intended to provide any other factual information about MDC, Parent, Merger Sub, Guarantor or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to Company stockholders. Company stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding MDC and its business. Please see the section entitled “Where You Can Find More Information” beginning on page 101 of this Proxy Statement.
Effect of the Merger
The Merger Agreement provides that, upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into MDC. As a result of the Merger, the separate corporate existence of Merger Sub will cease, and MDC will continue as the Surviving Corporation and an indirect wholly owned subsidiary of Parent. The Merger will be effected pursuant to the DGCL and will have the effects set forth in the Merger Agreement and applicable provisions of the DGCL. In addition, MDC Common Stock will be delisted from NYSE and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations. Except to the extent required in connection with any Company Notes that remain listed on the NYSE and registered under the Exchange Act following the Closing, MDC will no longer file periodic or other reports with the SEC. There can be no assurances that any series of Company Notes will continue to be listed on the NYSE and registered under the Exchange Act following the Closing. If the Merger is consummated, you will not own any shares of the Surviving Corporation. The Effective Time will occur upon the filing of the Certificate of Merger with, and the acceptance of such filing by, the Secretary of State of the State of Delaware (or at such later time as MDC and the Buyer Parties may agree and specify in the Certificate of Merger).
At the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation, and all of the debts, liabilities and duties of the Company and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.
Company Notes
The Company currently expects that each series of the Company Notes will remain outstanding following the Merger. The Company has agreed to use reasonable best efforts to deliver any documents required under the applicable indentures governing the Company Notes in connection with the Merger.
Closing and Effective Time
The Closing will take place on the fifth business day after the satisfaction or, to the extent permitted by applicable law, waiver of all of the conditions under the Merger Agreement described in the section entitled

“Terms of the Merger Agreement—Conditions to the Closing of the Merger” beginning on page 80 of this Proxy Statement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction, to the extent permitted by applicable law, waiver of those conditions at the Closing), by electronic exchange of deliverables, unless another time, date or place is agreed to in writing by the parties; provided, that, without the prior written consent of Parent, the Closing will not occur prior to the earlier of (i) the date on which all Governmental Requirements (as defined in the Merger Agreement) have been made or obtained, as applicable, and (ii) the date that is 120 days after the date of the Merger Agreement. On the date on which the Closing actually occurs (the “Closing Date”), or on such other date as Parent and the Company may agree to, the parties shall cause a Certificate of Merger, to be executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL. The Merger shall become effective at the time the Certificate of Merger shall have been duly filed and accepted for record by the Secretary of State of the State of Delaware, or such later date and time as is agreed upon by the parties in writing and specified in the Certificate of Merger).
Directors and Officers; Certificate of Incorporation; Bylaws
At the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office, from and after the Effective Time, in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time, from and after the Effective Time, shall be the officers of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. From and after the Effective Time, the certificate of incorporation and bylaws of the Surviving Corporation will be the certificate of incorporation and bylaws, respectively, of Merger Sub, as in effect immediately prior to the Effective Time, until thereafter changed or amended as provided in the certificate of incorporation and by-laws and applicable law, as applicable.
Merger Consideration
MDC Common Stock
Upon the consummation of the Merger, each share of MDC Common Stock outstanding as of immediately prior to the Effective Time (other than shares of MDC Common Stock that are (i) Owned Company Shares, (ii) held by any direct or indirect wholly owned subsidiary of MDC immediately prior to the Effective Time, (iii) Dissenting Company Shares, or (iv) Company RSAs, the treatment of which is described under “Treatment of Company Options, Company RSAs and Company PSU Awards”) will be cancelled and cease to exist and automatically converted into the right to receive cash in an amount equal to the Merger Consideration (or in the case of a lost, stolen or destroyed certificate, upon the delivery of an affidavit (and bond, if required) in accordance with the Merger Agreement). At the Effective Time, each Owned Company Share will automatically be cancelled and cease to exist, and no consideration or payment will be delivered in exchange therefor or in respect thereof, and each share of MDC Common Stock held by any direct or indirect wholly owned subsidiary of the Company shall be converted into such number of shares of common stock of the Surviving Corporation with an aggregate value immediately after the consummation of the Merger equal to the Merger Consideration. At the Effective Time, each Dissenting Company Share will be cancelled and cease to exist, and the holders of Dissenting Company Shares will only be entitled to the rights granted to them under Section 262 of the DGCL with respect to such Dissenting Company Shares.
After the Merger is completed, Company stockholders will have the right to receive the Merger Consideration, but Company stockholders will no longer have any rights as stockholders of MDC (except that Company stockholders who properly exercise their appraisal rights may have the right to receive payment for the “fair value” of their shares determined pursuant to an appraisal proceeding, as contemplated by Delaware law). For more information, please see the section entitled “Appraisal Rights” beginning on page 93 of the Proxy Statement.

Outstanding Company Equity Awards
Company Options. At the Effective Time, each Company Option that is outstanding and unexercised, whether vested or unvested, as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to the product of (A) the excess (if any) of (i) the Merger Consideration over (ii) the exercise price per share of such Company Option, multiplied by (B) the number of shares of MDC Common Stock subject to such Company Option, subject to any required withholding of taxes; provided, however, that any Company Options with respect to which the applicable per share exercise price is greater than the Price Per Share will be cancelled without consideration.
Company RSAs. At the Effective Time, each Company RSA, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of MDC Common Stock subject to such Company RSA, multiplied by (B) the Merger Consideration, subject to any required withholding of taxes.
Company PSU Awards. At the Effective Time, each Company PSU Award, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of MDC Common Stock subject to such Company PSU Award based on maximum performance, multiplied by (B) the Merger Consideration, subject to any required withholding of taxes.
Exchange and Payment Procedures
At or prior to the Closing, Parent will designate a nationally recognized bank or trust company reasonably acceptable to MDC to act as the paying agent for the Merger (the “Paying Agent”) and to make payments of the Merger Consideration to Company stockholders. At or prior to the Closing, Parent will deposit (or cause to be deposited) with the Paying Agent an amount of cash in immediately available funds equal to the aggregate Merger Consideration.
As soon as practicable after the Effective Time (and in any event within three (3) business days), Parent and the Surviving Corporation will cause the Paying Agent to mail each holder of record of shares of MDC Common Stock as of immediately prior to the Effective Time (A) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the certificates representing such shares (the “Certificates”) will pass, only upon delivery of the Certificates to the Paying Agent) and (B) instructions for use in effecting the surrender of the shares of MDC Common Stock represented by the Certificates (or affidavits of loss in lieu of the Certificates) and book-entry shares, as applicable, in exchange for the Merger Consideration.
If any cash deposited with the Paying Agent is not claimed within one (1) year following the Effective Time, such cash will be returned to the Parent or an affiliate thereof designated by Parent, upon demand, and any holders of MDC Common Stock who have not complied with the exchange procedures in the Merger Agreement will thereafter look only to the Parent (subject to abandoned property, escheat or other similar Laws) for payment of the Merger Consideration.
Representations and Warranties
The Merger Agreement contains representations and warranties of the Company, the Buyer Parties, and Guarantor.
Some of the representations and warranties in the Merger Agreement made by MDC are subject to specified exceptions and qualifications contained in the Merger Agreement, including qualifications as to materiality or Company Material Adverse Effect. For purposes of the Merger Agreement, “Company Material Adverse Effect” means, with respect to MDC, any change, effect, development, circumstance, condition, state of facts, event or occurrence (each, an “Effect”) that, individually or in the aggregate, has had or would reasonably be expected to (i) have a material adverse effect on the business, operations, condition (financial or otherwise), properties, assets or liabilities of the Company or its subsidiaries, taken as a whole or (ii) materially delay, impede or prevent the consummation of the transactions contemplated by the Merger Agreement on or before the Outside Date (as defined in the Merger Agreement); provided, however, that, with respect to clause (i), no Effects to the extent resulting or arising from the following shall be deemed to constitute a Company Material Adverse Effect or shall be taken into account when determining whether a Company Material Adverse Effect exists or has occurred, or would reasonably be expected to occur:
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any changes in economic conditions in the United States or any other country, or any changes in local, regional, global or international economic conditions, including (i) any changes affecting financial, debt, credit, foreign exchange or capital market conditions, (ii) changes in interest rates or credit ratings in the United States or any other country, or (iii) changes in exchange rates for the currencies of any country;

•	any changes in conditions in any industry in which the Company and its subsidiaries operate;
•	any changes in political, geopolitical, regulatory or legislative conditions in the United States, any other country or region of the world or any locality or region within the United States;
•	any changes or proposed changes after the date of the Merger Agreement in GAAP or other accounting standards or the enforcement or interpretation thereof or guidance with respect to;
•	any changes or proposed changes after the date of the Merger Agreement in applicable law or the enforcement or interpretation thereof or guidance with respect to;
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any failure by the Company to meet any internal or published projections, forecasts, budgets, plans, operational metrics, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (it being understood that the facts or occurrences giving rise or contributing to such failure that are not otherwise excluded from this definition of a “Company Material Adverse Effect” may be taken into account);

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any acts of terrorism or sabotage, war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, military actions, cyber-attacks, cyber-invasions, cyber-terrorism, cyber-security breaches, weather conditions, natural disasters, acts of God, plagues, epidemics or pandemics or disease outbreaks (including the COVID-19 pandemic) or other force majeure events, including any material worsening of such conditions threatened or existing as of the of the Merger Agreement, including, in each case, the response of any governmental entity;

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the execution and delivery of the Merger Agreement, the compliance by any party to the Merger Agreement with the terms of the Merger Agreement (including any action taken or refrained from being taken pursuant to or in accordance with the Merger Agreement), the identity of Guarantor, Parent, Merger Sub or any of their respective affiliates, the pendency or consummation of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (including the effect thereof on the relationships with current or prospective customers, suppliers, distributors, partners, financing sources, employees, sales representatives or other third parties), or the public announcement of the Merger Agreement or the transactions contemplated by the Merger Agreement, including any litigation threatened, brought or otherwise arising out of or relating to the Merger Agreement or the transactions contemplated by the Merger Agreement, in each case only to the extent resulting from the execution and delivery of the Merger Agreement, the compliance by any Party with the terms of the Merger Agreement (including any action taken or refrained from being taken pursuant to or in accordance with the Merger Agreement), the identity of Guarantor, Parent, Merger Sub or any of their respective affiliates, the pendency or consummation of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, or the public announcement of the Merger Agreement and the transactions contemplated by the Merger Agreement, as applicable (provided that this clause shall not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address, as applicable, the consequences resulting from the execution and delivery of the Merger Agreement, the pendency or consummation of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement or to address the consequences of litigation);

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any action or failure to take any action which action or failure to act is requested in writing by or on behalf of Guarantor, Parent or Merger Sub or otherwise expressly required by the Merger Agreement;

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any changes in the Company’s stock price or the trading volume of the Company’s shares or any change in the ratings or ratings outlook for the Company or any of its subsidiaries (it being understood that the facts or occurrences giving rise or contributing to such changes that are not otherwise excluded from this definition of a “Company Material Adverse Effect” may be taken into account); and

•	the availability or cost of equity, debt or other financing to Parent or Merger Sub.
Except with respect to the exceptions set forth in bullets 1 - 5 and 7 above, to the extent that such Effect has had a disproportionate adverse effect on the Company or any of its subsidiaries relative to other companies of a similar size operating in the industry in which the Company and its subsidiaries operate, then only the incremental disproportionate adverse impact of such Effect shall be taken into account for the purpose of determining whether a Company Material Adverse Effect exists or has occurred.
In the Merger Agreement, the Company made customary representations and warranties to the Buyer Parties that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
•	due organization, valid existence, good standing and authority and qualification to conduct business with respect to the Company;
•	the capital structure of the Company, as well as the ownership and capital structure of its subsidiaries;
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the absence of any contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any of the Company’s securities;

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the absence of any undisclosed exchangeable security, option, warrant or other right convertible into shares of capital stock, or other equity or voting interest in the Company or any of the Company’s subsidiaries;

•	the Company’s corporate power and authority to enter into and perform the Merger Agreement, and the enforceability of the Merger Agreement;
•	the necessary approval of the Board;
•	the necessary vote of Company stockholders in connection with the Merger Agreement;
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the absence of any conflict or violation of any organizational documents of the Company, certain existing contracts of the Company and its subsidiaries, applicable laws to the Company or its subsidiaries or the resulting creation of any lien upon the properties or assets of the Company or its subsidiaries due to the execution and delivery of the Merger Agreement and performance thereof;

•	required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;
•	the accuracy and completeness of the Company’s SEC filings and financial statements;
•	the Company’s disclosure controls and procedures;
•	the Company’s internal accounting controls and procedures;
•	the absence of undisclosed liabilities;
•
the conduct of the business of the Company and its subsidiaries in the ordinary course of business consistent with past practice and the absence of any Company Material Adverse Effect, in each case, since September 30, 2023;

•	the Company’s and its subsidiaries’ compliance with laws and possession of necessary permits;
•	export controls matters and compliance with the anti-corruption laws and the Foreign Corrupt Practices Act of 1977;
•	employee benefit plans;
•	labor matters;

•	tax matters;
•	litigation matters;
•	trademarks, patents, copyrights and other intellectual property matters;
•	data privacy matters;
•	real property owned or leased by the Company and its subsidiaries;
•	the existence and enforceability of specified categories of the Company’s and its subsidiaries’ material contracts;
•	environmental matters;
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the Company’s and its subsidiaries’ top suppliers and vendors and any notices from such suppliers and vendors to the Company and its subsidiaries with respect to termination or intent not to renew such supplier’s or vendor’s contract with the Company or its subsidiaries;

•	insurance matters;
•	the absence of untrue statements of material facts (and omissions of the same) in information relating to, and provided by, the Company and its subsidiaries, contained in this Proxy Statement;
•	the rendering of Vestra’s fairness opinion to the Board;
•	the inapplicability of anti-takeover statutes to the Merger;
•	absence of any contract, transactions, arrangements or understandings between the Company or any of its subsidiaries and any affiliate or related person;
•	the nature of the Company’s and its subsidiaries’ business, in not developing “critical technologies” as defined in 31 C.F.R. § 800.215;
•	payment of fees to brokers in connection with the Merger Agreement;
•	matters pertaining to the Company’s and its subsidiaries’ insurance business; and
•	matters pertaining to the Company’s and its subsidiaries’ mortgage business.
In the Merger Agreement, the Buyer Parties made customary representations and warranties to the Company that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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due organization, valid existence, good standing and authority and qualification to conduct business with respect to the Buyer Parties and availability of the organizational documents of the Buyer Parties;

•	the Buyer Parties’ authority to enter into and perform the Merger Agreement;
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the absence of any conflict or violation of the Buyer Parties’ organizational documents, existing contracts, applicable laws or the resulting creation of any lien upon the Buyer Parties’ properties or assets due to the execution and delivery of the Merger Agreement and performance thereof;

•	required consents and regulatory filings in connection with the Merger Agreement and performance thereof;
•	the required consents of holders of voting interests in the Buyer Parties;
•	the absence of certain litigation and orders;
•	the absence of untrue statements of material facts (and omissions of the same) in information relating to, and provided by, Guarantor, Parent and Merger Sub contained in this Proxy Statement;
•	the absence of certain exclusive arrangements with respect to the Merger and the transactions contemplated by the Merger Agreement;
•	the absence of certain stockholder or management arrangements related to the Merger;

•	the solvency of the Surviving Corporation following the consummation of the Merger and the transactions contemplated by the Merger Agreement;
•	matters with respect to Parent’s debt financing and sufficiency of funds;
•	payment of fees to brokers in connection with the Merger Agreement;
•	ownership of capital stock of MDC;
•	the absence of Merger Sub activity other than as contemplated by the Merger Agreement; and
•	the exclusivity and terms of the representations and warranties made by the Company.
In the Merger Agreement, and solely for the purpose of the guaranty, Guarantor made customary representations and warranties to the Company that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
•	due organization, valid existence, good standing and authority and qualification to conduct business with respect to Guarantor;
•	Guarantor’s authority to enter into and perform its obligations as specified in the Merger Agreement, including the guaranty;
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the absence of any conflict or violation of Guarantor’s organizational documents, existing contracts, applicable laws or the resulting creation of any lien upon Guarantor’s properties or assets due to the execution and delivery of the Merger Agreement and performance thereof;

•	required consents and regulatory filings in connection with the Merger Agreement and performance thereof;
•	the absence of any required consent of holders of voting interests in Guarantor;
•	ownership of all the outstanding capital stock of Parent free and clear of all Liens;
•	the absence of certain litigation and orders;
•	the solvency of the Surviving Corporation following the consummation of the Merger and the transactions contemplated by the Merger Agreement;
•	matters with respect to Guarantor’s debt financing and sufficiency of funds; and
•	the exclusivity and terms of the representations and warranties made by the Company.
The representations and warranties contained in the Merger Agreement will not survive the consummation of the Merger.
Conduct of Business Pending the Merger
The Merger Agreement provides that, except as set forth in the confidential disclosure letter to the Merger Agreement (including the Charity Commitment), as expressly permitted, expressly contemplated or required by the Merger Agreement, as required by applicable law, or as consented to in writing by Parent (which approval will not be unreasonably withheld, conditioned or delayed), or as undertaken reasonably and in good faith to respond to COVID-19 or any COVID-19 Measures (as defined in the Merger Agreement), between the date of the signing of the Merger Agreement and the Effective Time, the Company (a) will, and will cause each of its subsidiaries to use reasonable best efforts to, conduct its business in all material respects in the ordinary course of business, (b) will, and will cause each of its subsidiaries to, use commercially reasonable efforts to (i) preserve intact its and their material business organizations, goodwill and ongoing businesses, and (ii) preserve its and their present relationships with material suppliers, partners, rating agencies, governmental entities, key employees and other persons with whom it and they have material business relations, and (c) will not and will cause its subsidiaries not to, directly or indirectly:
•	amend, modify, waive, rescind, change or otherwise restate its or their organizational documents;
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authorize, declare, set aside, make or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock or other equity interests (other than (A) dividends or distributions made by any wholly owned subsidiary of the Company to the Company or any other wholly owned subsidiary of the Company and (B) regular quarterly cash dividends payable by the Company in respect of MDC Common Stock in an amount not exceeding $0.55 per share in any fiscal quarter and with declaration date(s), record date(s) and payments date(s) generally consistent with past practice);
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split, combine, subdivide, reduce or reclassify any of its capital stock or other equity interests, or redeem, purchase or otherwise acquire any of its capital stock or other equity interests, or issue or authorize the issuance of any of its capital stock or other equity interests or any other securities in respect of, in lieu of or in substitution for, its capital stock or other equity interests, except for (A) the acceptance of MDC Common Stock as payment of the exercise price of Company Options or for withholding taxes in respect of Company Equity Awards, (B) any such transaction involving only wholly owned subsidiaries of the Company or (C) any such transaction involving the shares of Class B common stock of Allegiant in the ordinary course of business consistent with past practice and in accordance with applicable insurance law;

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issue, deliver, grant, sell, pledge, dispose of or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares in the capital stock, voting securities or other equity interest in the Company or its subsidiaries or any securities convertible into or exchangeable or exercisable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock based performance units or take any action to cause to be exercisable or vested any otherwise unexercisable or unvested Company Equity Award under any existing Company Equity Plan, other than (A) issuances of MDC Common Stock in respect of any exercise of Company Options outstanding on the date of the Merger Agreement or the vesting or settlement of Company Equity Awards outstanding on the date of the Merger Agreement, in all cases in accordance with their respective terms as of the date of the Merger Agreement, (B) sales of MDC Common Stock pursuant to the exercise of Company Options if necessary to effectuate an optionee direction upon exercise or pursuant to the settlement of Company Equity Awards in order to satisfy tax withholding obligations, (C) in connection with the vesting of any Company Equity Awards in accordance with their terms as of the date of the Merger Agreement, (D) transactions solely between the Company and a wholly owned subsidiary of the Company or solely between wholly owned subsidiary of the Company, or (E) issuances of shares of Class B common stock of Allegiant in the ordinary course of business consistent with past practice and in accordance with applicable insurance law;

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except as required by any Company Benefit Plan (as defined in the Merger Agreement) or required by applicable law, (A) increase or commit to increase the compensation or benefits payable or to become payable to any current or former Service Providers (as defined in the Merger Agreement) (1) whose annual base salary exceeds $250,000 as of the date of the Merger Agreement or (2) whose annual base salary is less than $250,000 as of the date of the Merger Agreement, except in respect of this clause (2) in the ordinary course of business consistent with past practice, (B) grant or commit to grant to any of its current or former Service Providers (1) whose annual base salary as of the date of the Merger Agreement exceeds $250,000 any severance or termination pay or any increase in severance or termination pay or (2) whose annual base salary is less than $250,000 as of the date of the Merger Agreement any severance or termination pay or any increase in severance or termination pay, except in respect of this clause (2) in the ordinary course of business consistent with past practice, (C) pay or award, or commit to pay or award, any bonus or bonus opportunity, retention, change in control or incentive compensation to any of its current or former Service Providers (other than retention payments in the ordinary course of business consistent with past practice (that are not, for the avoidance of doubt, related to the transactions contemplated by the Merger Agreement) payable to any current or former Service Provider whose annual base salary does not exceed $250,000 as of the date of the Merger Agreement), (D) enter into any employment, severance, retention, change in control or similar agreement (excluding offer letters that provide for no severance or change in control benefits) with any of its current or former Service Providers (other than retention payments in the ordinary course of business consistent with past practice (that are not, for the avoidance of doubt, related to the transactions contemplated by the Merger Agreement) payable to any current or former Service Provider whose annual base salary does not exceed $250,000 as of the date of the Merger Agreement),

(E) establish, adopt, enter into, amend or terminate any Company Benefit Plan except for any amendments to health and welfare plans entered into in the ordinary course of business that would not result in a material increase in annual cost or annual expense (relative to the 2023 annual cost or expense) of maintaining such employee health or welfare benefit plan to the Company, (F) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Benefit Plan, (G) terminate the employment of any employee whose annual base salary exceeds $250,000 as of the date of the Merger Agreement, other than for cause, (H) hire any new employees, except for employees whose annual base salary does not exceed $250,000 or (I) provide any funding for any rabbi trust or similar arrangement;
•
(A) terminate, modify, extend, or enter into any Labor Agreement (as defined in the Merger Agreement) or (B) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or its subsidiaries;

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other than as required by applicable law, waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former Service Provider whose annual base salary exceeds $250,000;

•
acquire (including by merger, consolidation or acquisition of stock or assets or any other means), or enter into any definitive agreements providing for any acquisitions of, any equity interests in or real property of any person, or any business or division of any person, or otherwise engage in any mergers, consolidations or business combinations, except for (A) transactions solely between the Company and a wholly owned subsidiary of the Company or solely between wholly owned subsidiaries of the Company, (B) acquisitions, leases or licenses of inventory, products, goods, services, supplies, equipment or off-the-shelf technology in the ordinary course of business consistent with past practice, (C) acquisitions of real property on terms consistent with the Lot Purchase Agreements (as defined in the Merger Agreement) or Development Parcel Contracts (as defined in the Merger Agreement), as applicable, and, in each case, any other contracts executed in connection therewith in the ordinary course of business consistent with past practice, and otherwise on market terms in the ordinary course of business, including (I) entering into option contracts to acquire (and purchasing pursuant to the terms of such contracts) land or an ownership interest in an entity holding land, in each case in any amount not to exceed $30,000,000 individually (it being acknowledged and agreed that such amount shall be calculated net of amounts to be paid to the Company or its subsidiary pursuant to a joint development agreement within the same calendar year as the closing of such acquisition) or (II) as required by or pursuant to or otherwise in accordance with, or as contemplated by, any existing contracts, or (D) the acquisition of intellectual property rights in connection with the exercise of the reasonable business judgment of the Company or its subsidiaries in the ordinary course of business involving less than $3,000,000 individually and $15,000,000 in the aggregate;

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liquidate (completely or partially), dissolve, restructure, recapitalize or effect any other reorganization (including any restructuring, recapitalization or reorganization between or among any of the Company or its subsidiaries), or adopt any plan or resolution providing for any of the foregoing;

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make any loans, advances or capital contributions to, or investments in, any other person, except for (A) loans, advances or capital contributions to, or investments solely in or among the Company and its wholly owned subsidiaries or solely among the Company’s wholly owned subsidiaries, (B) loans, advances or capital contributions to, or investments undertaken in, any other person in relation to the provision of mortgage financing and insurance services in the ordinary course of the Company’s financial services business, (C) advances for reimbursable director, officer and employee expenses in the ordinary course of business or materially consistent with the Company’s policies, (D) extension of credit to customers in the ordinary course of business consistent with past practice, (E) releases of earnest money deposits and similar amounts to sellers of real property in the ordinary course of business, or (F) loans, advances or capital contributions, or investments, solely in an amount not to exceed $2,000,000 individually and $4,000,000 in the aggregate;

•
sell, lease, license, assign, abandon, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any lien (other than Permitted Liens (as defined in the Merger Agreement)), any of its material properties, rights or assets, except (A) pursuant to transactions solely among the Company and its wholly owned subsidiaries or solely among wholly owned subsidiaries, (B) non-exclusive licenses or other non-exclusive grants of rights in, to or under Company Intellectual Property Rights (as defined in the Merger Agreement) in the ordinary course of business, (C) abandonment or expiration of Registered Company Intellectual Property Rights (as defined in the Merger Agreement) in the ordinary course of business, (D) sales of Residential Units (as defined in the Merger Agreement) pursuant to Home Sale Contracts (as defined in the Merger Agreement) and sales of real property, including individual homes and lots, pursuant to joint development agreements, in each case, in the ordinary course of business, (E) sales of Company Mortgage Loans or Servicing Rights (each, as defined in the Merger Agreement) on the secondary mortgage market in the ordinary course of business consistent with past practice, (F) abandoning, permitting to lapse, or taking or refraining from taking any action with respect to, options or similar rights to acquire real property in the ordinary course consistent with past practice, (G) selling or otherwise disposing of inventory, products, goods, services, supplies, equipment or off-the-shelf technology (other than Residential Units), in each case, in the ordinary course of business consistent with past practice or (H) pursuant to any contract to which the Company or any subsidiary is bound as of the of the Merger Agreement that was provided to Parent;
•
other than in the ordinary course of business, (A) enter into any contract that would, if entered into prior to the of the Merger Agreement, be a Material Contract (as defined in the Merger Agreement) (other than a Specified Contract (as defined in the Merger Agreement)), or (B) (1) modify, amend, extend or voluntarily terminate (other than non-renewals occurring in the ordinary course of business consistent with past practice) any Material Contract (other than a Specified Contract) or (2) waive, release or assign any rights or claims thereunder;

•
(1) enter into any contract that would, if entered into prior to the of the Merger Agreement, be a Specified Contract, or (2) waive, release or assign any rights or claims thereunder, in the case of this clause (2) other than in the ordinary course of business consistent with past practice;

•
make any capital expenditure or expenditures, enter into agreements or arrangements for capital expenditure or expenditures, except (i) pursuant to Real Estate Purchase Agreements (as defined in the Merger Agreement) and any other contracts executed in connection therewith in the ordinary course of business, or (ii) capital expenditures incurred in the ordinary course of business, including related to for-sale residential home building;

•
other than in connection with claims under Company Insurance Policies (as defined in the Merger Agreement) or Company Reinsurance Contracts (as defined in the Merger Agreement), waive, release, assign, compromise or settle any claim, litigation, investigation or proceeding, other than the compromise or settlement of any claim, litigation, investigation or proceeding that is: (i) (A) for an amount not to exceed, for any such compromise or settlement $2,500,000 individually or $25,000,000 in the aggregate, and (B) does not impose any injunctive relief on the Company and its subsidiaries (other than customary confidentiality undertakings) and does not involve the admission of wrongdoing by the Company, any subsidiary of the Company or any of their respective officers or directors, or (ii) settled in compliance with the Merger Agreement;

•
make any material change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP or applicable law;

•
except to the extent in the ordinary course of business consistent with past practice or for purpose of resolving certain matters described in the confidential disclosure letter to the Merger Agreement, (A) make, change or revoke any material tax election, (B) adopt or change any tax accounting period or material method of tax accounting, (C) amend any material tax return, (D) settle or compromise any material liability for taxes or any tax audit, claim or other proceeding relating to a material amount of taxes, (E) enter into any “closing agreement” within the meaning of Section 7121(a) of the Code (or any similar or analogous provision of state, local or non-U.S. law) regarding any material tax, (F) surrender any right to claim a material refund of taxes, or (G) agree to an extension or waiver of the statute of limitations with respect to a material amount of taxes;

•
redeem, repurchase, prepay, defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any indebtedness or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, hedges, forward contracts and option agreements), or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (A) any indebtedness solely among the Company and its wholly owned subsidiaries or solely among wholly owned subsidiaries of the Company and with respect to bonding obligations undertaken in the ordinary course of business; (B) trade payables incurred in the ordinary course of business; (C) obligations incurred pursuant to business credit cards in the ordinary course of business; (D) indebtedness incurred under (i) the Company Credit Agreement (as defined in the Merger Agreement) that would not increase the aggregate principal amount outstanding thereunder to an amount that exceeds the amount outstanding thereunder as of the of the Merger Agreement by more than $250,000,000 (when combined with any letters of credit issued pursuant to the immediately following clause (F)) or (ii) the Company Repurchase Agreement (as defined in the Merger Agreement) in the ordinary course of business; (E) any derivative financial instruments or arrangements entered into in the ordinary course of business consistent with past practice relating to interest rates or (F) letters of credit in an amount not exceeding $250,000,000 in the aggregate, when combined with any borrowings referenced in the immediately preceding clause (D)(i); provided that, in the cases of clauses (D)(i) and (F), any proceeds received in connection with the transactions contemplated thereby are used solely for for-sale residential home building activities;
•
other than as contemplated by Section 5.2 of the Merger Agreement (No Solicitation by the Company), enter into any contract with (A) any person that would be required to be disclosed under Item 404 of Regulation S-K or (B) any person who has filed a Schedule 13-D or Schedule 13-G under the Securities and Exchange Act of 1934 with respect to MDC Common Stock prior to entering into such contract and, in each case, remains a holder of more than five percent (5%) of MDC Common Stock at the time of entering into such contract;

•
cancel the Company’s or any subsidiary’s material insurance policies or fail to pay the premiums on the Company’s or a subsidiary’s material insurance policies such that such failure causes a cancellation of such policy or fail to use commercially reasonable efforts to maintain in the ordinary course the Company’s or any subsidiary’s material insurance policies, in any such case, that is materially adverse to the Company and its subsidiaries, taken as a whole;

•	terminate, modify or waive in any material respect any right under any material Company permit, except in the ordinary course of business consistent with past practice;
•
except as required by applicable law or such policies and practices, regulations, guidelines or policies imposed by any governmental entity, make any material changes in the Company’s policies and practices with respect to (A) underwriting, pricing, originating, acquiring, selling, servicing, or buying or selling rights to service, loans (including the investment guidelines), (B) its hedging practices and policies, or (C) underwriting, pricing, acquiring, developing, constructing, marketing and/or selling Communities (as defined in the Merger Agreement);

•	adopt or otherwise implement any stockholder rights plan, “poison-pill” or other comparable agreement;
•	enter into a material new line of business outside of the existing business of the Company and its subsidiaries, taken as a whole; or
•	agree or authorize, in writing or otherwise, to take any of the foregoing actions.
Solicitation of Other Offers
For purposes of this Proxy Statement and the Merger Agreement:
“Acceptable Confidentiality Agreement” means a confidentiality agreement that is either (a) in effect as of the date of the Merger Agreement and does not in any way restrict the Company (or its representatives) from complying with its disclosure obligations under the Merger Agreement, or (b) executed, delivered and effective after the date of the Merger Agreement that contains terms that (i) are no less favorable to the Company than those contained in the Confidentiality Agreement (as defined in the Merger Agreement) (it being understood that such confidentiality agreement need not contain a “standstill” or similar provision) and (ii) do not in any way restrict the Company (or its representatives) from complying with its disclosure obligations under the Merger Agreement.
“Acquisition Proposal” means any offer or proposal from a person (other than a proposal or offer by Parent or any subsidiary of Parent), whether or not in writing, at any time relating to any transaction or series of related transactions (other than the transactions contemplated by the Merger Agreement) involving: (a) any acquisition or purchase by any person or group (or the stockholders of any person), directly or indirectly, of more than twenty percent (20%) of any class of outstanding voting or equity securities of the Company (whether by voting power or number of shares), or any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any person or group (or the stockholders of any person) beneficially owning more than twenty percent (20%) of any class of outstanding voting or equity securities of the Company (whether by voting power or number of shares); (b) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company (or any subsidiary of the Company) and a person pursuant to which the Company stockholders immediately preceding such transaction hold less than eighty percent (80%) of the equity interests in the surviving, resulting or ultimate parent entity of such transaction (whether by voting power or number of shares); or (c) any sale, lease, exchange, transfer or other disposition (including any reinsurance or retrocession transaction, or transaction that has similar risk transfer effects) to a person or group of assets constituting or accounting for more than twenty percent (20%) of the consolidated assets, reserves, revenues or net income of the Company and its subsidiaries, taken as a whole (measured by the fair market value thereof and including equity interests of any subsidiaries of the Company, as of the date of such purchase or acquisition).
“Intervening Event” means any Effect with respect to the Company and its subsidiaries first occurring or arising after the date of the Merger Agreement that was not known by or reasonably foreseeable by the Company or the Board as of or prior to the date of the Merger Agreement; provided, however, that in no event shall the following events, changes or developments constitute an Intervening Event: (A) the receipt, existence or terms of an Acquisition Proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof, (B) changes in the market price or trading volume of the MDC Common Stock or any other securities of the Company, or any change in credit rating or the fact that the Company meets or exceeds internal or published estimates, projections, forecasts or predictions for any period, or (C) actions taken pursuant to the Merger Agreement.
“Superior Proposal” means a bona fide, written Acquisition Proposal (with references in the definition thereof to twenty percent (20%) and eighty percent (80%) being deemed to be replaced with references to fifty percent (50%)) by a third party, which the Board determines in good faith after consultation with the Company’s outside legal counsel and financial advisors (i) to be more favorable to the Company stockholders from a financial point of view than the Merger, taking into account all relevant factors (including all the terms and conditions of such proposal or offer as a whole (including the transaction consideration, conditionality, timing, certainty of regulatory approvals and likelihood of consummation) and the Merger Agreement (and, if applicable, any changes to the terms of the Merger Agreement proposed by Parent pursuant the Merger Agreement)) and (ii) is reasonably capable of being completed on the terms proposed.
From the date of the Merger Agreement until the earlier of the Effective Time or the date on which the Merger Agreement is validly terminated, the Company and the Board shall not, and the Company shall cause its subsidiaries and instruct its and their representatives not to:
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solicit, initiate or knowingly encourage or knowingly facilitate (including by way of providing information or taking any other action) any proposal or inquiry, which constitutes or is reasonably expected to lead to an Acquisition Proposal;

•
participate in any negotiations regarding, or furnish to any person (other than Guarantor, Parent, or its representatives or designees) any nonpublic information relating to the Company or its subsidiaries in connection with an Acquisition Proposal (other than informing such persons of the provisions contained in the Merger Agreement and contacting the person making the Acquisition Proposal solely to the extent necessary to clarify the terms of the Acquisition Proposal);

•	adopt, approve, endorse or recommend, or publicly propose to adopt, approve, endorse or recommend, any Acquisition Proposal;
•
withdraw, change, amend, modify or qualify, or publicly propose to withdraw, change, amend, modify or qualify, in a manner adverse to Parent, the Company Board Recommendation (as defined in the Merger Agreement) or commit or agree to take such action;

•
if an Acquisition Proposal has been publicly disclosed, fail to publicly reaffirm the Company Board Recommendation within ten (10) business days after Parent so requests in writing (or, if earlier, by the second (2nd) business day prior to the Company stockholders’ meeting), it being understood that the Company will have no obligation to make such reaffirmation on more than three separate occasions in respect of any specific Acquisition Proposal, except that the Company shall be obligated to make such reaffirmation upon any material change publicly disclosed in the terms of such Acquisition Proposal;

•	fail to include the Company Board Recommendation in this Proxy Statement;
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approve, or authorize, or cause or permit the Company or any subsidiary of the Company to enter into, any merger agreement, acquisition agreement, letter of intent, memorandum of understanding or other contract, with respect to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with the Merger Agreement) (a “Company Acquisition Agreement”); or

•	resolve or agree to do any of the foregoing.
Following the date of the Merger Agreement, the Company and the Board ceased, caused its subsidiaries to cease and instructed its and their respective representatives to cease any and all solicitations, encouragement, discussions or negotiations with any person and its representatives that would reasonably be expected to lead to an Acquisition Proposal. The Company further agreed that it would, after the date of the Merger Agreement, (A) request the return or destruction of all non-public information concerning the Company and its subsidiaries furnished to any person that executed a confidentiality agreement in connection with any Acquisition Proposal at any time within the eighteen-month period prior to the date of the Merger Agreement, and (B) terminate all access granted to any such person and its representatives to any physical or electronic data room.
Notwithstanding these restrictions, the Company is not required to enforce, and will be permitted to waive, (i) any anti-clubbing, anti-lockup, restriction on engaging representatives or working with potential financing sources (including restrictions on sharing non-public information with respect to the Company or subsidiary of the Company or any Acquisition Proposal with financing sources) or similar provision of any standstill or confidentiality agreement and (ii) any provision of any standstill or confidentiality agreement solely to the extent that such provision prohibits or purports to prohibit a confidential proposal being made to the Board. Until the time the Company Stockholder Approval (as defined in the Merger Agreement) has been obtained, if the Company receives a bona fide, written Acquisition Proposal that did not result from a material breach of the Company’s obligations, which the Board determines in good faith after consultation with the Company’s outside legal counsel and financial advisors (A) constitutes a Superior Proposal or (B) would be reasonably likely to result in a Superior Proposal and, in each case, that the failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law, then, in each case, the Company may: (x) furnish non-public information with respect to the Company or any subsidiary of the Company to the person making such Acquisition Proposal or afford access to certain non-public information or to any personnel of the Company or any of its subsidiaries, in each case, if, and only if, prior to so furnishing such information, the Company receives from such person an executed Acceptable Confidentiality Agreement and the Company also provides Parent, prior to or substantially concurrently, with the time such information is provided or made available to such person, any non-public information furnished to such other person that was not previously furnished to Parent, and (y) participate or engage in discussions or negotiations with such person with respect to such Acquisition Proposal and otherwise facilitate such Acquisition Proposal or assist such person (and its representatives and financing sources) with such Acquisition Proposal (in each case, if requested by such person). The Company must within twenty-four (24) hours notify Parent of the Company’s, any subsidiary’s or its or their respective representatives’ receipt of any Acquisition Proposal, any proposals or written inquiries that would reasonably be expected to lead to an Acquisition Proposal, or any written inquiry or written request for nonpublic information relating to the Company or any subsidiary of the Company by any person who has made or would reasonably be expected to make any Acquisition Proposal. Without limiting the Company’s other obligations, the Company shall keep Parent reasonably informed on a prompt and timely basis of the status and material terms

(including any amendments or proposed amendments to such material terms) of any such Acquisition Proposal or potential Acquisition Proposal and in any event within twenty-four (24) hours provide to Parent copies of all written materials received. Without limiting the Company’s other obligations, the Company shall within twenty-four (24) hours provide to Parent any material nonpublic information concerning the Company provided to any other person in connection with any Acquisition Proposal that was not previously provided to Parent and inform Parent in writing if the Company determines to begin providing information or to engage in discussions or negotiations concerning an Acquisition Proposal. The Company will not, directly or indirectly, enter into any agreement with any person which directly or indirectly prohibits the Company from providing any information to Parent in accordance with, or otherwise complying with, the Merger Agreement.
The Company is not entitled to terminate the Merger Agreement for the purpose of entering into an Alternative Acquisition Agreement (as defined in the Merger Agreement), unless it complies with certain procedures in the Merger Agreement, including but not limited to, negotiating with Parent and its representatives in good faith over a five business day period in an effort to amend the terms and conditions of the Merger Agreement, so that such Superior Proposal contemplated by such Alternative Acquisition Agreement no longer constitutes a “Superior Proposal” relative to the transactions contemplated by the Merger Agreement, as amended pursuant to such negotiations.
If the Company terminates the Merger Agreement prior to the adoption of the Merger Agreement by Company stockholders for the purpose of entering into an Alternative Acquisition Agreement providing for a Superior Proposal, MDC must pay the Company Termination Fee of $147,420,000 substantially concurrently with such termination.
A breach of the “no-solicitation” provisions of the Merger Agreement by any director, officer or other representative of the Company will be deemed to be a breach of such provisions by the Company.
Company Board Recommendation Changes
As described above, and subject to the provisions described below, the Board has made the recommendation that the Company stockholders vote “FOR” the Merger Proposal and approve the Merger. The Merger Agreement provides that the Board (or a committee thereof) will not effect a Company Board Recommendation Change (as defined below) except as described below.
Prior to the Effective Time or the date, if any, on which the Merger Agreement is validly terminated, the Company agrees that it and the Board of Directors (including any committee thereof) shall not, and the Company shall cause the Company Subsidiaries and instruct its and their respective representatives not to, directly or indirectly (any such action described in clauses (iii), (iv), (v), (vi), (vii) or (viii) below, a “Company Board Recommendation Change”):
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(i) solicit, initiate or knowingly encourage or knowingly facilitate (including by way of providing information or taking any other action) any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer, in each case, which constitutes or is reasonably expected to lead to an Acquisition Proposal;

•
(ii) participate in any negotiations regarding, or furnish to any person (other than Guarantor, Parent, its representatives or any other designees of Parent) any nonpublic information relating to, the Company or any of its subsidiaries in connection with an actual or potential Acquisition Proposal (other than informing such persons of the provisions contained in the Merger Agreement and contacting the person making the Acquisition Proposal solely to the extent necessary to clarify the terms of the Acquisition Proposal);

•	(iii) adopt, approve, endorse or recommend, or publicly propose to adopt, approve, endorse or recommend, any Acquisition Proposal;
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(iv) withdraw, change, amend, modify or qualify, or publicly propose to withdraw, change, amend, modify or qualify, in a manner adverse to Parent, the Company Board Recommendation, or commit or agree to take any such action;

•
(v) if an Acquisition Proposal has been publicly disclosed, fail to publicly reaffirm the Company Board Recommendation within ten (10) business days after Parent so requests in writing (or, if earlier, by the second (2nd) business day prior to the Company stockholders’ meeting), it being understood that the

Company will have no obligation to make such reaffirmation on more than three separate occasions in respect of any specific Acquisition Proposal, except that the Company shall be obligated to make such reaffirmation upon any material change publicly disclosed in the terms of such Acquisition Proposal
•	(vi) fail to include the Company Board Recommendation in the Proxy Statement;
•
(vii) approve, or authorize, or cause or permit the Company or any subsidiary of the Company to enter into, any merger agreement, acquisition agreement, letter of intent, memorandum of understanding or other contract, with respect to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with the Merger Agreement) (a “Company Acquisition Agreement”); or

•	(viii) resolve or agree to do any of the foregoing.
Notwithstanding the restrictions described above, prior to obtaining the Company Stockholder Approval, the Board may (a) make a Company Board Recommendation Change (only of the type contemplated by clauses (iv) or (vi) above or (iii) above (to the extent related to (iv) or (vi) above)) in response to an Intervening Event in certain circumstances or (b) make a Company Board Recommendation Change in response to an Acquisition Proposal received after the date of the Merger Agreement that did not result from a material breach of the Merger Agreement (and such Acquisition Proposal is not withdrawn) or cause the Company to terminate the Merger Agreement and in accordance with its terms to enter into an Alternative Acquisition Agreement providing for an Acquisition Proposal received after the date of the Merger Agreement that did not result from a material breach of the Merger Agreement (and such Acquisition Proposal is not withdrawn), in each case, if the Board determines in good faith after consultation with the Company’s outside legal counsel and financial advisors that such Acquisition Proposal constitutes a Superior Proposal.
The Board may only effect a Company Board Recommendation Change if the Board determines in good faith (after consultation with the Company’s outside legal counsel) that failure to do so would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable law and if and only if:
•
with respect to clause (a) above, the Company provides Parent with five (5) business days prior written notice advising Parent that the Board intends to effect a Company Board Recommendation Change and specifying, in reasonable detail, the reasons therefor, and during such notice period, the Company shall direct its representatives (including its executive officers) to negotiate in good faith (to the extent Parent desires to negotiate) any proposal by Parent to amend the terms and conditions of the Merger Agreement in a manner that would obviate the need to effect a Company Board Recommendation Change and at the end of such notice period the Board again makes all of the required determinations; or

•
with respect to clause (b) above, (i) the Company provides Parent with five (5) business days prior written notice advising Parent that the Board intends to effect a Company Board Recommendation Change and specify the material terms and conditions of the Acquisition Proposal, including a copy of any proposed definitive documentation, and during such notice period, the Company shall cause its representatives (including its executive officers) to negotiate in good faith (to the extent Parent desires to negotiate) any proposal by Parent to amend the terms and conditions of the Merger Agreement such that such Acquisition Proposal would no longer constitute a Superior Proposal and at the end of such notice period the Company Board of Directors again makes all of the required determinations, and (ii) if there are any material amendments, revisions or changes to the terms of any such Acquisition Proposal (including any revision to the amount, form or mix of consideration the Company Stockholders would receive as a result of the Acquisition Proposal), the Company complies again with clause (i) above with references to the five (5) business days being deemed to be three (3) business days.

Employee Benefits
The Merger Agreement provides that for a period of twelve (12) months following the Merger, Parent shall provide (or cause the Surviving Corporation to provide) to each employee of the Company and its subsidiaries who continues employment (together, the “Continuing Employees”), (i) the wage rate or base salary and (except for certain named executive officers) the target equity or equity-based incentive compensation opportunities that are in each case that is no less favorable than such amounts provided to each such Continuing Employee immediately prior to the Effective Time (provided that, in lieu of equity or equity-based incentive compensation opportunities, Parent may instead provide Continuing Employees with equivalent cash-based incentive compensation opportunities), (ii) employee benefits (including cash bonus opportunities, defined contribution benefits, health and welfare benefits, but excluding change in control or retention bonuses, defined benefit pension or postemployment benefits) that are no less favorable in the aggregate than those in effect for each Continuing Employee immediately prior to the Effective Time, and (iii) severance and/or termination pay and benefits that are at least as favorable as the severance and/or termination pay and benefits provided by the Company and its subsidiaries to each Continuing Employee immediately prior to the Effective Time.
In addition, for all purposes under the employee benefit plans of Parent and its subsidiaries providing benefits to any Continuing Employees after the Effective Time (the “New Plans”), Parent shall or shall cause its affiliates to use commercially reasonable efforts to (i) credit each Continuing Employee, subject to applicable law and tax qualification requirements, with their years of service with the Company and its subsidiaries and predecessors, (ii) cause each Continuing Employee to be immediately eligible to participate in any New Plans to the extent coverage under such New Plan is of the same type as the Company Benefit Plan in which such Continuing Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and (iii)(A) for purposes of each New Plan providing medical, dental, pharmaceutical or vision benefits to any Continuing Employee, cause all waiting periods, preexisting condition exclusions, evidence of insurability requirements and actively-at-work requirements of such New Plan to be waived for such Continuing Employee and covered dependents, unless such conditions would not have been waived under the Old Plan and (B) cause any eligible expenses incurred by such Continuing Employee and covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan as if such amounts had been paid in accordance with such New Plan.
In addition, if the Effective Time occurs prior to the date that amounts payable pursuant to any bonus or incentive plans maintained by the Company (the “Bonus Plans”) with respect to the Company’s 2023 fiscal year would be paid to each Continuing Employee in the ordinary course, then immediately prior to the Effective Time, the Company shall pay to each eligible Continuing Employee who is then participating in the Bonus Plans, the amount of such annual bonuses determined by the Company’s Compensation Committee in accordance with the terms of the Bonus Plans, subject to certain limits which are subject to Parent’s approval (which approval shall not be unreasonably withheld, conditioned or delayed).
Conditions to the Closing of the Merger
The respective obligations of the Buyer Parties and MDC to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of each of the following conditions:
•	the receipt of the Company Stockholder Approval;
•	the expiration or termination of the applicable waiting period (and extension thereof) applicable to the transactions contemplated by the Merger Agreement under the HSR Act; and
•	the consummation of the Merger not being restrained, enjoined, or otherwise prohibited by any law, order or injunction of any governmental entity after the date of the Merger Agreement.
In addition, the obligations of the Buyer Parties to consummate the Merger are subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived in whole or in part by Parent or Merger Sub to the extent permitted by applicable law:
•
the representations and warranties of the Company (other than the representations and warranties in the next three bullets) set forth in the Merger Agreement, without giving effect to any qualifications as to materiality or Company Material Adverse Effect or other similar qualifications contained therein, being true and correct in all respects as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all respects as of such date or time), except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

•
the representations and warranties of the Company relating to certain aspects of the Company’s organization and qualification, certain aspects of the Company’s capitalization, corporate power, anti-takeover laws, Vestra’s fairness opinion and brokers that (A) are not qualified by Company

Material Adverse Effect or other materiality qualifications being true and correct in all material respects as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all material respects as of such date or time); and (B) that are qualified by Company Material Adverse Effect or other materiality qualifications being true and correct in all respects as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all material respects as of such date or time);
•
the representations and warranties of the Company relating to certain aspects of the Company’s capitalization being true and correct in all respects, except for any inaccuracies that are de minimis in nature and amount, as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all respects, except for any inaccuracies that are de minimis in nature and amount, as of such date or time);

•	the representations and warranties of the Company relating to the absence of certain changes or events being true and correct in all respects as of the Closing Date as though made on the Closing Date;
•
the Company having performed and complied in all material respects with all obligations, covenants and agreements required to be performed or complied with by it under the Merger Agreement at or prior to the Closing;

•	the absence of any Company Material Adverse Effect after the date of the Merger Agreement; and
•
the receipt by Parent of a certificate of the Company, dated the Closing Dated and signed by an executive officer thereof, certifying that the foregoing conditions to the obligations of the Buyer Parties to consummate the Merger have been satisfied.

In addition, the obligations of the Company to consummate the Merger are subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived in whole or in part by the Company to the extent permitted by applicable law:
•
the representations and warranties of the Buyer Parties set forth in the Merger Agreement, without giving effect to any qualifications as to materiality or Parent Material Adverse Effect (as defined in the Merger Agreement) or other similar qualifications contained therein, being true and correct as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct as of such date or time), and except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect;

•
the Buyer Parties having performed and complied in all material respects with all obligations, covenants and agreements required to be performed or complied with by it under the Merger Agreement at or prior to the Closing; and

•
the receipt by the Company of a certificate of Parent, dated the Closing Date and signed by a duly authorized officer of each of Parent and Merger Sub, certifying that the foregoing conditions to the obligations of the Company to consummate the Merger have been satisfied.

Indemnification and Insurance
The Merger Agreement provides that, for the six (6) years from and after the Effective Time, Parent shall, or shall cause the Surviving Corporation and its subsidiaries to, indemnify and hold harmless all past and present directors and officers of the Company and its subsidiaries (collectively, the “Indemnified Parties”) against any costs or expenses (including advancing attorneys’ fees and expenses prior to the final disposition of any actual or threatened claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by applicable law and the Company’s organizational documents or the organizational documents of the applicable subsidiary of the Company (as applicable) or any indemnification agreements with such persons in existence on the date of the Merger Agreement; provided that such Indemnified Party agrees in advance to return any such funds to which a court of competent jurisdiction determines in a final, nonappealable judgement that such Indemnified Party is not ultimately entitled) judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, investigation, suit or proceeding in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of the Merger Agreement and the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement and any disposition of assets of the Surviving Corporation or any of its Subsidiaries requested by Parent that is alleged to have rendered the Surviving Corporation or any of its Subsidiaries insolvent), whether asserted or claimed prior to, at or after the Effective Time, in connection with such persons serving as an officer, director, employee or other agent or fiduciary of the Company or any subsidiary of the Company or of any other person if such service was at the request or for the benefit of the Company or any subsidiary of the Company, to the fullest extent permitted by applicable law and the Company’s organizational documents or the organizational documents of the applicable subsidiary of the Company (as applicable) or any indemnification agreements with such persons in existence on the date of the Merger Agreement.
In addition, without limiting the foregoing, the Merger Agreement requires, for six (6) years after the Effective Time, that Parent shall, or shall cause the Surviving Corporation and its subsidiaries to (i) maintain in effect the provisions in the certificates of incorporation, by-laws, and other similar organizational documents of the Surviving Corporation and its subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Company’s organizational documents and the other similar organizational documents of its subsidiaries, as applicable, as of the date of the Merger Agreement and (ii) honor and fulfill, in all respects, the obligations of the Company and its subsidiaries pursuant to any indemnification agreement of the Company or its subsidiary with any Indemnified Party as in existence on the date of the Merger Agreement, in each case, regarding elimination of liability, indemnification of officers, directors and employees and advancement of expenses, and no such provision shall be amended, modified or repealed in any manner that would adversely affect the rights or protections thereunder of any such Indemnified Party in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of the Merger Agreement and the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement).
The Merger Agreement also provides that, at or prior to the Effective Time, the Company shall purchase, and for a period of six (6) years after the Effective Time, the Surviving Corporation shall (and Parent will cause the Surviving Corporation to) maintain in effect, a six (6)-year prepaid “tail” policy on terms and conditions providing coverage, retentions, limits and other material terms substantially equivalent to the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company and its subsidiaries with respect to matters arising at or prior to the Effective Time; provided, however, that the Company shall not commit or spend on such “tail” policy, in the aggregate, more than three hundred percent (300%) of the last aggregate annual premium paid by the Company prior to the date of the Merger Agreement for the Company’s current policies of directors’ and officers’ liability insurance and fiduciary liability insurance (the “Base Amount”), and if the cost of such “tail” policy would otherwise exceed the Base Amount, the Company shall be permitted to purchase, and the Surviving Corporation shall (and Parent will cause the Surviving Corporation to) be obligated to, maintain a policy with the greatest coverage available for a cost not exceeding the Base Amount from an insurance carrier with the same or better credit rating as the Company’s directors’ and officers’ liability insurance and fiduciary liability insurance carrier as of the date of the Merger Agreement. The Company shall in good faith cooperate with Parent prior to the Closing with respect to the procurement of such “tail” policy, including with respect to the selection of the broker, available policy price and coverage options.
For more information, please refer to the section entitled “The Merger—Interests of the Directors and Executive Officers of MDC in the Merger” beginning on page 52 of this Proxy Statement.
Other Covenants
Transaction Litigation
The Company shall provide Parent prompt notice (and in any event within forty-eight (48) hours) of any litigation brought by any Company Stockholder or purported stockholder of the Company against the Company, any of its subsidiaries or any of their respective directors or officers relating to the Merger or any of the other transactions contemplated by the Merger Agreement or the Merger Agreement or the Voting Agreement (as defined in the Merger Agreement), and shall keep Parent reasonably and promptly informed with respect to the status thereof. The Company shall give Parent the opportunity to participate (at Parent’s expense) in the defense or settlement of any such litigation and reasonably cooperate with Parent in conducting the defense or settlement of such litigation, and no such settlement shall be agreed without Parent’s prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that the Company, with or without the consent of Parent, shall be permitted to offer to make or make any payment with respect to such litigation and to enter into any settlement, understanding or other agreement relating to such litigation if the terms thereof, in the aggregate, are no less favorable to the Company than those described in the confidential disclosure letter to the Merger Agreement.
Regulatory Efforts
Subject to the terms of the Merger Agreement, each Party (including, for the avoidance of doubt, Guarantor) will use (and will cause each of their respective subsidiaries to use) its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, or causing to be done, all things necessary, proper or advisable under applicable law to consummate the transactions contemplated by the Merger Agreement, including the Merger, as soon as practicable after the date of the Merger Agreement, including (i) preparing and filing or otherwise providing, in consultation with the other party and as promptly as practicable and advisable after the date of the Merger Agreement, all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations, including the Governmental Requirements (as defined in the Merger Agreement) and as required under the HSR Act, necessary or advisable to be obtained from any third party and/or any governmental entity in order to consummate the transactions contemplated by the Merger Agreement, including the Merger, and (ii) taking all steps as may be necessary, subject to the limitations in the Merger Agreement, to obtain all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals.
Without limiting the generality of the undertakings above and notwithstanding anything in the Merger Agreement to the contrary, Guarantor, Parent and Merger Sub will use (and will cause each of their respective subsidiaries to use) their reasonable best efforts to take, or cause to be taken, any and all steps necessary or prudent, to avoid or eliminate each and every impediment under any applicable law that may be asserted by any governmental entity or any other person so as to enable the parties to consummate the transactions contemplated by the Merger Agreement, including the Merger, as promptly as practicable, and in any event prior to the Outside Date, including by becoming subject to, consenting to, committing to, and/or negotiating, proposing, offering, settling, undertaking or agreeing to, or otherwise taking any action with respect to, permitting or suffering to exist, any requirement, condition, limitation, understanding, agreement or order to (A) sell, license, lease, assign, transfer, divest, encumber, hold separate or otherwise dispose of any share capital or other equity voting interests, assets, licenses, operations, rights, product lines, business or portion of business of the Company, the Surviving Corporation, Guarantor, Parent, Merger Sub or any subsidiary of any of the foregoing, (B) conduct, restrict, operate, invest or otherwise change the assets, licenses, operations, rights, product lines, the business or portion of the business of the Company, the Surviving Corporation, Guarantor, Parent, Merger Sub or any subsidiary of any of the foregoing in any manner, (C) impose any restriction, requirement or limitation on the freedom of actions with respect to ownership, retention, conduct, operation of, or ability to retain, or make changes in, or otherwise limit in any way any assets, licenses, operations, rights, product lines, business or portion of business, in each case, of the Company, the Surviving Corporation, Guarantor, Parent, Merger Sub or any subsidiary of any of the foregoing, (D) terminate, amend or assign existing relationships and their contractual rights and obligations of the Company, the Surviving Corporation, Guarantor, Parent, Merger Sub or any subsidiary of any of the foregoing, (E) grant any right or commercial or other accommodation to, or enter into any material commercial contractual or other commercial relationship, with any third party, or (F) to (i) avoid the entry of, and the commencement of litigation seeking the entry of, any injunction, temporary restraining order or other order or judgment in any suit of proceeding by a governmental entity or any other person under applicable laws, that would otherwise have the effect of materially delaying or preventing the consummation of the Merger or (ii) effect the dissolution of any such injunction restraining order or other order or judgment; provided that neither Guarantor, Parent and Merger Sub nor any of their respective subsidiaries shall be required to take any of the actions referred to above (1) unless the effectiveness thereof is conditioned on the occurrence of the consummation of the Merger, and (2) if such actions would or would reasonably be expected to, individually or in the aggregate, result in a material adverse effect on (x) MDC and its subsidiaries taken as a whole, (y) Parent, MDC, Merger Sub, and their respective subsidiaries, taken as a whole, or (z) Guarantor and its subsidiaries taken as a whole. Guarantor, Parent and Merger will (and will cause their respective subsidiaries to) oppose fully and vigorously, including by defending through litigation on the merits, any claim asserted in court to avoid entry of, or to have vacated, lifted, reversed, overturned or terminated, any order or judgment (whether temporary, preliminary or permanent) that would prevent the closing of the Merger prior to the Termination Date.
Debt Cooperation
The Merger Agreement provides that prior to the Effective Time, the Company shall, and shall cause its subsidiaries to, and shall use its reasonable best efforts to cause its and their representatives to, provide all customary cooperation and all customary financial information, in each case that is reasonably requested by Parent in connection with the Debt Financing (as defined in the Merger Agreement) (it being understood that the receipt of the Debt Financing is not a condition to the Merger); provided, however, that (A) no such cooperation shall be required in certain specified circumstances and (B) the Company and its subsidiaries shall not be required to (i) enter into or approve any agreement or other documentation, or agree to any change or modification of any existing agreement or other documentation that would be effective prior to the Effective Time or (ii) provide any indemnity prior to the Effective Time.
Obtaining the Debt Financing is not a condition to the Closing. If the Debt Financing has not been obtained, the Buyer Parties will each continue to be obligated, subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement, to consummate the Merger.
Treatment of Company Indebtedness
If requested in writing by Parent at least fifteen (15) business days prior to the Closing Date, the Company shall (and shall cause its subsidiaries to) deliver all notices and take all other actions required to facilitate at or prior to the Effective Time the termination of all commitments outstanding under Indebtedness (as defined in the Merger Agreement) of the Company for borrowed money, the repayment in full of all obligations outstanding thereunder, the release of all Liens (as defined in the Merger Agreement) securing such obligations, and the release of all guarantees in connection therewith; provided, however, that neither the Company nor its subsidiaries shall be required to take any such action that is not conditioned upon the occurrence of the Closing. In furtherance and not in limitation of the foregoing, if requested by Parent, the Company shall, and shall cause its subsidiaries to, (A) use commercially reasonable efforts to deliver to Parent at least four (4) business days prior to the Closing Date, a draft payoff letter and related release documentation and (B) deliver on or prior to the Closing Date, an executed payoff letter and executed related release documentation, in each case, with respect to such Indebtedness for borrowed money (the “Payoff Letter”) in form and substance customary for transactions of this type, from the agent on behalf of the persons to whom such Indebtedness is owed, which Payoff Letter together with any related release documentation shall, among other things, include the payoff amount and provide that all guarantees and Liens granted in connection therewith relating to the assets, rights and properties of the Company and its subsidiaries securing such Indebtedness and any other obligations secured thereby, shall, upon the payment of the amount set forth in the Payoff Letter at or prior to the Effective Time, be released and terminated.
Upon written request of Parent, the Company shall, and shall cause its subsidiaries to, use reasonable best efforts to, as applicable, (i) execute and deliver, or cause to be executed and delivered, at or prior to the Effective Time, such documents or instruments required under the Company Notes pursuant to the applicable indentures governing such Company Notes (each, an “Indenture”) as a direct result of the Merger, and (ii) provide all assistance reasonably requested by Parent in connection with obtaining the execution of such instruments by the other parties required to execute such instruments and take any actions reasonably requested by Parent (which shall not require any payment by the Company or its subsidiaries) that are customary or necessary in connection with the foregoing, including in each case, delivering and using reasonable best efforts to cause counsel for the Company to deliver, customary officer’s certificates, supplemental indentures and legal opinions, respectively, to the trustee under the applicable Indenture, to the extent such certificates, supplemental indentures and opinions are required thereby, would not conflict with applicable laws and would be accurate in light of the facts and circumstances at the time delivered; provided that any such action described above shall not be required unless it can be and is conditioned upon the occurrence of the Effective Time.

Termination of the Merger Agreement
The Merger Agreement may be terminated:
•	by either MDC or Parent at any time prior to the Effective Time:
○	by mutual written agreement of MDC and Parent;
○
if the Company Stockholder Approval shall not have been obtained upon a vote taken at the Company Stockholders’ Meeting or any adjournment or postponement thereof at which a vote on the adoption of the Merger Agreement is taken;

○
if any court of competent jurisdiction or other Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any final and non-appealable order, injunction, decree, judgement, directive or ruling after the date of the Merger Agreement that is in effect, which permanently restrains, permanently enjoins or otherwise permanently prohibits or makes illegal the consummation of the Merger (except that this right to terminate the Merger Agreement will not be available to any party whose failure to perform any of its obligations under the Merger Agreement (including under Section 6.2 thereunder) is the primary cause of, or resulted in, the enactment or issuance of any such order, injunction, decree, judgement, directive or ruling);

○
if the Merger has not been consummated by the Termination Date; provided, however, that this right to terminate the Merger Agreement will not be available to any party who has materially breached its representations, warranties or covenants contained in the Merger Agreement, and such breach has been the primary cause of or primarily resulted in the failure of the closing of the Merger to have occurred prior to the Termination Date; or

•	by MDC:
○
at any time prior to the Effective Time, whether prior to or after the receipt of the Company Stockholder Approval, if the Buyer Parties have breached any of their respective representations, warranties or covenants or set forth in the Merger Agreement, which breach or failure to perform (i) would result in the failure of any conditions to the obligations of MDC to effect the Merger and (ii) is not capable of being cured, or is not cured before the earlier of the business day immediately prior to the Termination Date or the date that is forty-five (45) days following MDC’s delivery of written notice of such breach and MDC is not then in material breach of any provision of the Merger Agreement that would give rise to the failure of any conditions relating thereto; or

○
prior to receipt of the Company Stockholder Approval, in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal if (i) the Company has complied in all material respects with the terms of the Merger Agreement with respect to such Superior Proposal, including that the Company Board of Directors has determined that an Acquisition Proposal constitutes a Superior Proposal, (ii) substantially concurrently with such termination, the Company enters into the Alternative Acquisition Agreement and (iii) prior to or substantially concurrently with such termination, the Company pays the Company Termination Fee due to Parent pursuant to the Merger Agreement; and

•	by Parent:
○
at any time prior to the Effective Time, whether prior to or after the receipt of the Company Stockholder Approval, if the Company has breached any of its representations, warranties or covenants set forth in the Merger Agreement, which breach or failure to perform (i) would result in the failure of any conditions to the obligations of the Buyer Parties to effect the Merger and (ii) is not capable of being cured, or is not cured before the earlier of the business day immediately prior to the Termination Date or the date that is forty-five (45) days following Parent’s delivery of written notice of such breach and Parent is not then in material breach of any provision of the Merger Agreement that would give rise to the failure of any conditions relating thereto; or

○	if, prior to the receipt of the Company Stockholder Approval, the Board has effected a Company Board Recommendation Change.

Company Termination Fee
If the Merger Agreement is validly terminated in specified circumstances, the Company would be required to pay the Company Termination Fee. Such Company Termination Fee would be required if:
•	the Merger Agreement is validly terminated by:
○	either Parent or MDC because the Company fails to obtain the Company Stockholder Approval;
○	either Parent or MDC because the Closing has not occurred by the Termination Date, provided that the HSR waiting period has expired and there is no legal prohibition prohibiting the Merger; or
○
Parent, if the Company has breached any of its representations, warranties or covenants set forth in the Merger Agreement, which breach or failure to perform would result in the failure of any conditions to the obligations of the Buyer Parties to effect the Merger and is not capable of being cured or has not been cured within the requisite period (subject to limited exceptions), provided, the closing conditions relating to the Buyer Parties’ representations, warranties and covenants would be satisfied if the date of such termination was the Closing Date;

•
between the date of the Merger Agreement and prior to its termination, an Acquisition Proposal has been publicly announced and not publicly withdrawn or otherwise publicly abandoned by a certain time; and

•
within one year following the termination of the Merger Agreement, either an Acquisition Proposal is consummated or MDC enters into a definitive agreement with respect to an Acquisition Proposal (in either case, whether or not the same Acquisition Proposal referred to in the above bullet).

The Company will, on the earlier of the date of the consummation of such Acquisition Proposal or the entry into such definitive agreement, pay or cause to be paid to Parent the Company Termination Fee (provided that, for purposes of determining whether a Company Termination Fee is payable in this instance, all references to “twenty percent (20%)” and “eighty percent” in the definition of “Acquisition Proposal” are deemed to be references to “fifty percent (50%)”).
If the Merger Agreement is validly terminated by Parent, at any time prior to the receipt of the Company Stockholder Approval, because the Board has effected a Company Board Recommendation Change, MDC must promptly (and in any event within two business days) following such termination pay or cause to be paid to Parent the Company Termination Fee.
If the Merger Agreement is validly terminated by Company, at any time prior to receipt of the Company Stockholder Approval, in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with the terms of the Merger Agreement, then the Company shall pay or cause to be paid to Parent, prior to or substantially concurrently with (and as a condition to) such termination, the Company Termination Fee.
If the Company fails to promptly pay the Company Termination Fee when due and, in order to obtain such payment, the Company will pay to Parent its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred in the collection of such overdue amounts, together with interest on such overdue amount from and including the date payment of such amounts was due to but excluding the date of actual payment at the prime rate as published in The Wall Street Journal in effect on the date that such payment was required to be made or a lesser rate that is the maximum permitted by applicable law.
Specific Performance
Each party to the Merger Agreement is entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of the Merger Agreement by any other party, to a decree or order of specific performance specifically enforcing the terms and provisions of the Merger Agreement and to any further equitable relief.

Limitations of Liability
If the Company Termination Fee becomes due and payable, and is paid in accordance with the Merger Agreement, the Company Termination Fee will be the only amount that Parent and Merger Sub and their respective affiliates may recover in respect of the Merger Agreement, any agreement executed in connection herewith and the transactions contemplated by the Merger Agreement and such other agreements, the termination of the Merger Agreement, the failure to consummate the transactions contemplated by the Merger Agreement including the Merger, or any claims or actions under applicable law arising out of any such termination or failure, provided, however, if the Company fails to pay the Company Termination Fee in a timely manner, the Company shall reimburse Parent for all reasonable and documented out-of-pocket expenses incurred in the collection of such overdue amounts and the Company shall pay to Parent interest on the Company Termination Fee from and including the date payment of the Company Termination Fee was due but excluding the date of actual payment at the prime rate set forth in The Wall Street Journal in effect on the date the Company Termination Fee was required to be made or a lesser rate that is the maximum permitted by law.
Fees and Expenses
Except in specified circumstances, whether or not the Merger is completed, costs and expenses incurred in connection with the Merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring such costs and expenses.
Amendment
Subject to applicable law and except as otherwise provided in the Merger Agreement, the Merger Agreement may be amended, modified and supplemented by written agreement of each of the parties to the Merger Agreement, and, to the extent related to Section 6.2, Section 6.17 or Section 9.15, Guarantor.
Governing Law
The Merger Agreement is governed by Delaware law.

PROPOSAL 2: ADVISORY VOTE ON MERGER-RELATED NAMED EXECUTIVE COMPENSATION ARRANGEMENTS
The Merger-Related Compensation Proposal
Section 14A of the Exchange Act and Rule 14a-21 thereunder, which were enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that MDC provide Company stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the payment of certain compensation that will or may become payable by MDC to its named executive officers in connection with the Merger, as disclosed in the section entitled “Interests of the Directors and Executive Officers of MDC in the Merger—Golden Parachute Compensation” beginning on page 58 of this Proxy Statement.
Company stockholders are asked to indicate their approval of the compensation that will or may become payable by MDC to its named executive officers in connection with the Merger. These payments are set forth in the section entitled “Interests of the Directors and Executive Officers of MDC in the Merger—Golden Parachute Compensation” beginning on page 58 of this Proxy Statement and the accompanying footnotes.
Accordingly, MDC is seeking approval of the following resolution at the Special Meeting:
“RESOLVED, that the stockholders of M.D.C. Holdings, Inc. approve, ratify and confirm, on a non-binding, advisory basis, the compensation that will or may become payable to the Company’s named executive officers in connection with the Merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled “Interests of the Directors and Executive Officers of MDC in the Merger—Golden Parachute Compensation” in the Company’s Proxy Statement for the Special Meeting of stockholders.”
Company stockholders should note that this proposal is not a condition to consummation of the Merger, and as an advisory vote, the result will not be binding on MDC, the Board or Parent. Accordingly, regardless of the outcome of the advisory vote, if the Merger is consummated, the Company’s named executive officers will be eligible to receive the compensation that is based on, or otherwise relates to, the Merger in accordance with the terms and conditions applicable to those payments.
Vote Required and Board Recommendation
The affirmative vote of the holders of a majority of the total number of votes of MDC Common Stock, including unvested Company RSAs, present at the Special Meeting, or represented by proxy and entitled to vote thereon, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal.
Board Recommendation
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE MERGER-RELATED COMPENSATION PROPOSAL.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL
The Adjournment Proposal
Company stockholders are being asked to approve a proposal that will give MDC authority from the Company stockholders to adjourn the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or in the absence of a quorum.
If a quorum is not present, the holders of a majority of the total number of votes of MDC Common Stock, including unvested Company RSAs, present at the Special Meeting, or represented by proxy and entitled to vote thereon may adjourn the Special Meeting from time to time until a quorum shall be present subject to, and in accordance with, the terms of the Merger Agreement.
If a new record date is or must be fixed under law, a notice of the adjourned meeting must be given to each stockholder of record as of the new record date and who is otherwise entitled to notice of and vote at such meeting.
If the Special Meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the Special Meeting Proposals. At any adjourned meeting, any business may be transacted which might have been transacted at the original Special Meeting, and all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.
Vote Required and Board Recommendation
The affirmative vote of the holders of a majority of the total number of votes of MDC Common Stock, including unvested Company RSAs, present at the Special Meeting, or represented by proxy and entitled to vote thereon is required to approve, the Adjournment Proposal.
Board Recommendation
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

MARKET PRICES
MDC Common Stock is listed on the NYSE under the symbol “MDC.” The closing price of MDC Common Stock on January 16, 2024, the last full trading day prior to the Board’s approval of the Merger Agreement, was $53.23. On March 1, 2024, the latest practicable trading day before the date of this Proxy Statement, the closing price of MDC Common Stock was $62.70 per share. Following the Merger, there will be no further market for shares of MDC Common Stock, and MDC anticipates that its stock will be delisted from the NYSE and deregistered under the Exchange Act. As a result of the Merger, the Surviving Corporation will become an indirect, wholly owned subsidiary of Parent and MDC Common Stock will no longer be publicly traded. In addition, MDC Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations. Except to the extent required in connection with any Company Notes that remain listed on the NYSE and registered under the Exchange Act following the Closing, MDC will no longer file periodic or other reports with the SEC. There can be no assurances that any series of Company Notes will continue to be listed on the NYSE and registered under the Exchange Act following the Closing.
As of the Record Date, there were approximately 75,047,701 shares of MDC Common Stock outstanding, consisting of 74,766,632 shares of MDC Common Stock and 281,069 unvested Company RSAs, held by approximately 497 stockholders of record.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the total number of shares of MDC Common Stock beneficially owned and the percentage of the shares so owned as of February 26, 2024 by:
•	each person, or group of affiliated persons, known by us to beneficially own more than five percent (5%) of MDC Common Stock based solely on public filings made by such owners with the SEC;
•	each director;
•	each named executive officer; and
•	all directors and executive officers as a group.
The percentage ownership information is based on 75,047,701 shares of MDC Common Stock outstanding as of February 26, 2024, which for purposes of the table below includes any shares of unvested restricted stock that are held by such individual or entity over which such individual or entity has voting rights.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to equity awards or other rights held by such person that are currently exercisable or will become exercisable within 60 days after February 26, 2024, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
Name of beneficial owner	Number of outstanding shares beneficially owned(1)	Percentage of beneficial ownership(2)
5% Stockholders
BlackRock, Inc.(3)	10,446,524	13.92%
The Vanguard Group(4)	7,043,852	9.39%
Dimensional Fund Advisors LP(5)	5,653,891	7.53%
Named Executive Officers and Directors
Raymond T. Baker	63,578	*
Michael A. Berman	44,637	*
David E. Blackford	19,734	*
Herbert T. Buchwald	18,943	*
Rafay Farooqui	7,552	*
Michael L. Kaplan	11,571	*
David D. Mandarich(6)	6,208,838	8.17%
Robert N. Martin(7)	305,302	*
Courtney L. Mizel	67,772	*
Larry A. Mizel(8)(9)	10,192,198	13.40%
Paris G. Reece III(10)	79,310	*
David Siegel(11)	27,830	*
Janice Sinden	15,891	*
All current executive officers and directors as a group (13 persons)	17,063,156	22.15%
*	Represents less than one percent of the shares of common stock outstanding and entitled to vote.
(1)
Includes, where applicable, shares of common stock owned by related individuals or entities over whose shares such person may be deemed to have beneficial ownership. Also includes the following shares of common stock subject to options that are exercisable or become exercisable within 60 days of February 26, 2024 at prices ranging from $23.90 to $53.32 per share: Raymond T. Baker 7,500; Michael A. Berman 15,000; David D. Mandarich 932,000; Courtney L. Mizel, 16,534; and Larry A. Mizel 998,680.

(2)
The percentage shown is based on the number of shares of common stock outstanding and entitled to vote as of February 26, 2024. All shares of common stock that the person or group had the right to acquire within 60 days of February 26, 2024 are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other person or group.

(3)
The ownership information is based entirely on the material contained in the Schedule 13G/A filed with the SEC on January 23, 2024. As reported in such filing, BlackRock, Inc. has sole voting power over 10,215,074 shares, shared voting power over no shares, sole dispositive power over 10,446,524 shares and shared dispositive power over no shares. As reported in such filing, the registered address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(4)
The ownership information is based entirely on the material contained in the Schedule 13G/A filed with the SEC on February 13, 2024. As reported in such filing, The Vanguard Group has sole voting power over no shares, shared voting power over 57,266 shares, sole dispositive power over 6,921,134 shares and shared dispositive power over 122,718 shares. As reported in such filing, the registered address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(5)
The ownership information is based entirely on the material contained in the Schedule 13G/A filed with the SEC on February 9, 2024. As reported in such filing, Dimensional Fund Advisors LP has sole voting power over 5,579,926 shares, shared voting power over no shares, sole dispositive power over 5,653,891 shares and shared dispositive power over no shares. As reported in such filing, the registered address for Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One Austin, Texas 78746.

(6)
On February 29, 2024, Mr. Mandarich gifted 750,000 shares to Mandarich Family Foundation, a private foundation of which Mr. Mandarich is President and a director. Accordingly, Mr. Mandarich may continue to be deemed to be the beneficial owner of such shares as of such date.

(7)	On February 29, 2024, Mr. Martin gifted 30,000 shares to a J.P. Morgan charitable fund. Accordingly, Mr. Martin may no longer be deemed to be the beneficial owner of such shares as of such date.
(8)	Mr. Mizel has sole voting power and sole investment power over 1,316,709 shares and shared voting power and shared investment power over 8,875,489 shares.
(9)
On. February 28, 2024, Mr. Mizel, through CGM Capital, LLLP, gifted 1,000,000 shares to Mizel Global Cultural Fund, a private foundation of which Mr. Mizel and his spouse are the directors. Accordingly, Mr. Mizel may continue to be deemed to be the beneficial owner of such shares as of such date.

(10)	Mr. Reece has sole voting power and sole investment power over 7,552 shares and shared voting power and shared investment power over 71,758 shares.
(11)	Mr. Siegel has sole voting power and sole investment power over 11,311 shares and shared voting power and shared investment power over 16,519 shares.

APPRAISAL RIGHTS
If the Merger is consummated, stockholders and beneficial owners of MDC Common Stock who do not vote in favor of the adoption of the Merger Agreement and who properly exercise and perfect his, her, its or their demand for appraisal rights under Section 262 of the DGCL shall be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, which is accessible, without subscription or cost, at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and incorporated by reference herein. The following summary does not constitute any legal or other advice and does not constitute a recommendation that stockholders exercise their appraisal rights under Section 262. All references in Section 262 and in this summary to a “stockholder” are to the record holder of shares of MDC Common Stock unless otherwise expressly noted therein or herein, and all such references to a “beneficial owner” mean a person who is the beneficial owner of shares of MDC Common Stock held either in voting trust or by a nominee on behalf of such person unless otherwise expressly noted therein or herein.
Under Section 262, if the Merger is consummated, stockholders and beneficial owners of MDC Common Stock who (i) deliver a written demand for appraisal of their shares of MDC Common Stock before the taking of the vote on the Merger Proposal, (ii) do not vote in favor of the Merger, (iii) continuously hold of record or beneficially own, as applicable of such shares through the Effective Time, and (iv) otherwise follow the procedures set forth in Section 262, will be entitled to have their shares appraised by the Court of Chancery and to receive in lieu of the Merger Consideration payment in cash of the amount determined by the Court of Chancery to be the “fair value” of the shares of MDC Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value as determined by the Court of Chancery (subject, in the case of interest payments, to any voluntary cash payments made by the Surviving Corporation pursuant to subsection (h) of Section 262). Unless the Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the Effective Time through the date the judgment is paid at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period; provided that, if at any time before the Court of Chancery enters judgment in the appraisal proceeding, the Surviving Corporation pays to each stockholder entitled to appraisal an amount in cash, interest will accrue after the time of such payment only on the amount that equals the sum of (1) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Court of Chancery and (2) any interest accrued prior to the time of such voluntary payment, unless paid at such time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Stockholders and beneficial owners considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 could be more than, the same as or less than the $63.00 per share Merger Consideration payable pursuant to the Merger Agreement if they did not seek appraisal of their shares.
Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than twenty (20) days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice either a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This Proxy Statement constitutes MDC’s notice to Company stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 of the DGCL may be accessed, without subscription or cost, at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Merger, any holder or beneficial owner of shares of MDC Common Stock who wishes to exercise appraisal rights or who wishes to preserve such person’s right to do so should review the following summary and the applicable statutory provisions carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner will result in the loss of appraisal rights under the DGCL. In addition, the Court of Chancery will dismiss appraisal proceedings as to all Company stockholders and beneficial owners who assert appraisal rights unless (i) the total number of shares of MDC Common Stock for which appraisal rights have been pursued and perfected exceeds one percent (1%) of the outstanding shares of MDC Common Stock measured in accordance with subsection (g) of Section 262 of the DGCL or (ii) the value of the aggregate Merger Consideration in respect of the shares of MDC Common Stock for which appraisal rights have been pursued and perfected exceeds $1 million. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of MDC Common Stock, MDC believes that if a Company stockholder or beneficial owner is considering exercising appraisal rights, that person should seek the advice of legal counsel. A Company stockholder or beneficial owner who loses his, her, its or their appraisal rights will be entitled to receive the Merger Consideration as described in the Merger Agreement upon surrender of the certificates that formerly represented such shares of MDC Common Stock.
Company stockholders and beneficial owners wishing to exercise the right to seek an appraisal of their shares of MDC Common Stock must fully comply with Section 262, which means doing, among other things, ALL of the following:
•	the person must not vote in favor of, or consent in writing to, the Merger Proposal;
•
the person must deliver to MDC a written demand for appraisal before the vote on proposal to adopt the Merger Agreement at the Special Meeting. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the Merger Agreement. Voting against or failing to vote for the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The demand must reasonably inform us of the identity of the stockholder or beneficial owner, as applicable, and the intention of such person to demand appraisal of his, her, its or their shares. A stockholder’s or beneficial owner’s failure to make a written demand for appraisal before the vote with respect to the Merger is taken will constitute a waiver of appraisal rights;

•
the person must continuously hold the shares from the date of making the demand through the Effective Time (a stockholder or beneficial owner, as applicable, will lose appraisal rights if the stockholder transfers the shares before the Effective Time); and

•
the person, another stockholder or beneficial owner who has properly demanded appraisal rights or the Surviving Corporation must file a petition in the Court of Chancery requesting a determination of the fair value of the shares within one hundred twenty (120) days after the Effective Time. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.

If you fail to comply with any of these conditions and the Merger is completed, you will be entitled to receive the Merger Consideration, but you will have no appraisal rights with respect to your shares of MDC Common Stock.
Because a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of proposal to adopt the Merger Agreement, a stockholder who votes by proxy and who wishes to exercise appraisal rights should not return a blank proxy, but rather must vote against the Merger Proposal, abstain or not vote its shares.
Making a Written Demand
Any holder or beneficial owner of shares of MDC Common Stock wishing to exercise appraisal rights must deliver to MDC, before the vote on Merger Proposal at the Special Meeting, a written demand for the appraisal of the stockholder’s or beneficial owner shares. The person making the written demand must be a stockholder of record or a beneficial owner, as applicable, on the date the written demand for appraisal is made, and such person must continue to hold or beneficially own, respectively, the shares as to which such demand relates through the effective date of the Merger.
A person wishing to exercise appraisal rights must not vote or submit a proxy in favor of the Merger Proposal either by ballot or by proxy. In the case of a holder of record shares of MDC Common Stock a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the Merger Proposal, and it will cause a stockholder to lose the stockholder’s right to appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the Merger Proposal or abstain from voting on the Merger Proposal. In the case of a beneficial owner, brokers, banks and other nominees that hold shares of MDC Common Stock in “street name” for their customers do not have discretionary authority to vote those shares on the Merger Proposal without specific voting instructions from the beneficial owner on such proposal, but such brokers, banks or other nominees will vote such shares as instructed if the beneficial owner provides such instructions. If a beneficial owner of shares held in “street name” instructs such person’s broker, bank, trust, or other nominee to vote such person’s shares in favor of the Merger Proposal, and does not revoke such instruction prior to the vote on the Merger Proposal, then such shares will be voted in favor of the adoption of the Merger Agreement, and it will cause such beneficial owner to lose his, her, its or their right to appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a beneficial owner who wishes to exercise appraisal rights must either not provide any instructions to such person’s broker, bank, trust, or other nominee how to vote on the Merger Proposal or must instruct such broker, bank, trust, or other nominee to vote against the adoption of the Merger Agreement or abstain from voting on such proposal. Neither voting against the Merger Proposal nor abstaining from voting or failing to vote on the Merger Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal. A proxy or vote against the Merger Proposal will not constitute a demand. A stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the Merger Proposal at the Special Meeting will cause such person to lose its appraisal rights in connection with the Merger.
A demand for appraisal made by a Company stockholder or beneficial owner should be executed by or on behalf of the holder of record or beneficial owner, as applicable, and must reasonably inform MDC of the identity of such stockholder or beneficial owner. In addition, in the case of a demand for appraisal of such beneficial owner, the demand must also (1) reasonably identify the holder of record of the shares for which the demand is made, (2) be accompanied by documentary evidence of the beneficial owner’s ownership of stock (such as a brokerage or securities account statement containing such information or a letter from the broker or other record holder of such shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be and (3) provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation under Section 262 and the verified list required by subsection (f) of Section 262 (discussed further below). Whether made by a Company stockholder or a beneficial owner, a written demand for appraisal must state that the person intends thereby to demand appraisal of the person’s shares in connection with the Merger. If the shares are held of record or beneficially owned in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of such holder of record or beneficial owner, and if the shares are held of record or beneficially owned by more than one person, such as in a joint tenancy or a tenancy in common, the demand should be executed by or on behalf of all such joint holders of record or beneficial owners. An authorized agent, including an authorized agent for two or more joint stockholders or beneficial owners, may execute a demand for appraisal on behalf of a holder of record or beneficial owner; however, the agent must identify the record holder or holders or beneficial owner or owners, respectively, and should expressly disclose that, in executing the demand, the agent is acting as agent for the record holder or holders or beneficial owner or owners, as applicable.
All written demands for appraisal pursuant to Section 262 of the DGCL should be mailed or delivered to:
M.D.C. Holdings, Inc.
4350 South Monaco Street, Suite 500
Denver, CO 80237
Attention: Secretary
Any holder or beneficial owner of shares of MDC Common Stock who has delivered a written demand to MDC and who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his or her or its demand for appraisal in respect of some or all of such person’s shares and accept the Merger Consideration with respect to the shares subject to the withdrawal by delivering to MDC a written withdrawal of the demand for appraisal within sixty (60) days after the Effective Time. However, any such attempt to withdraw the demand made more than sixty (60) days after the Effective Time will require written approval of the Surviving Corporation. No appraisal proceeding in the Court of Chancery will be dismissed as to any person without the approval of such court and such approval may be conditioned upon such terms as the Court of Chancery deems just; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal in respect of some or all of such person’s shares and accept the Merger Consideration with respect to the shares subject to the withdrawal within sixty (60) days after the Effective Time.

Notice by the Surviving Corporation
If the Merger is consummated, within ten (10) days after the Effective Time, the Surviving Corporation will notify each holder of shares of MDC Common Stock who has made a written demand for appraisal pursuant to Section 262 and who has not voted in favor of the Merger Proposal, and any beneficial owner who has demanded appraisal in such person’s name pursuant to Section 262, that the Merger has become effective.
Filing a Petition for Appraisal
Within one hundred twenty (120) days after the Effective Time, the Surviving Corporation or any holder or beneficial owner of shares of MDC Common Stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares held by all persons entitled to appraisal. If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The Surviving Corporation is under no obligation, and has no present intention, to file such a petition, and Company stockholders and beneficial owners should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair values of shares of MDC Common Stock. Accordingly, any holders or beneficial owners of MDC Common Stock who desire to have their shares appraised by the Court of Chancery should assume that they will be responsible for filing a petition for appraisal with the Court of Chancery in the manner prescribed in Section 262. The failure of a holder or beneficial owner of MDC Common Stock to file such a petition for appraisal within the period specified in Section 262 will nullify the person’s previous written demand for appraisal.
Within one hundred twenty (120) days after the Effective Time, any holder or beneficial owner of shares of MDC Common Stock who has complied with the requirements for the exercise of appraisal rights, will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the Merger proposal and with respect to which MDC received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares of such common stock (provided that, in the case of a demand made by a beneficial owner in such person’s name, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). The Surviving Corporation must mail this statement to the requesting person within ten (10) days after receipt of the written request for such a statement or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by a holder or beneficial owner of shares of MDC Common Stock and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within twenty (20) days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all persons who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders and beneficial owners as required by the court, the Court of Chancery is empowered to conduct a hearing on the petition to determine those persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Court of Chancery may require the persons who demanded appraisal of their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any person fails to comply with the direction, the Court of Chancery may dismiss the proceedings as to such person.
Determination of Fair Value
After determining the persons entitled to appraisal the appraisal proceeding will be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. The Court of Chancery will appraise the “fair value” of the shares of MDC Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Court of Chancery of will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. The Delaware Supreme Court has indicated that transaction price is one of the relevant factors the Court of Chancery may consider in determining “fair value” and that absent deficiencies in the sale process the transaction price should be given “considerable weight”. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Supreme Court of Delaware stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Stockholders and beneficial owners considering seeking appraisal should be aware that the fair value of their shares as so determined by the Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL. Although MDC believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Court of Chancery, and stockholders and beneficial owners should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither MDC nor Parent anticipates offering more than the $63.00 per share Merger Consideration to any person exercising appraisal rights. Each of MDC and Parent reserves the right to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of MDC Common Stock is less than the $63.00 per share Merger Consideration.
Unless the Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment; provided that if at any time before the Court of Chancery enters judgment in the appraisal proceeding, the Surviving Corporation pays to each stockholder entitled to appraisal an amount in cash, interest will accrue after the time of such payment only on the amount that equals the sum of (i) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Court of Chancery and (ii) any interest accrued prior to the time of such voluntary payment, unless paid at such time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Court of Chancery and taxed upon the parties as the Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Court of Chancery may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to be appraised not dismissed pursuant to Section 262(k) of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under Section 262(k) of the DGCL.
If any stockholder or beneficial owner who demands appraisal of his, her, its, or their shares of MDC Common Stock under Section 262 fails to perfect, or loses or successfully withdraws, such person’s right to appraisal, the person’s shares of MDC Common Stock will be deemed to have been converted at the Effective Time into the Merger Consideration, less applicable withholding taxes. A person will fail to perfect, or effectively lose or withdraw, the person’s right to appraisal if no petition for appraisal is filed within one hundred twenty (120) days after the Effective Time or if the stockholder or beneficial owner, as applicable, delivers to the Surviving Corporation a written withdrawal of the person’s demand for appraisal in respect to some or all of such person’s shares and an acceptance of the Merger Consideration with respect to the shares subject to withdrawal in accordance with Section 262.

From and after the Effective Time, no person who has demanded appraisal rights will be entitled to vote MDC Common Stock for any purpose, or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the person’s shares of MDC Common Stock, if any, payable to Company stockholders of record as of a time prior to the Effective Time.
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of statutory appraisal rights. Consequently, any Company stockholder or beneficial owner wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
STOCKHOLDERS AND BENEFICIAL OWNERS WHO VOTE SHARES IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT WILL NOT BE ENTITLED TO EXERCISE APPRAISAL RIGHTS WITH RESPECT THERETO BUT, RATHER, WILL RECEIVE THE MERGER CONSIDERATION.

OTHER MATTERS
The sole business that may be considered at the Special Meeting are the matters set forth in the Notice of Special Meeting accompanying this Proxy Statement.
FUTURE STOCKHOLDER PROPOSALS
If the Merger is completed, we will have no public stockholders, and there will be no public participation in any future meetings of Company stockholders. However, if the Merger is not consummated, Company stockholders will continue to be entitled to attend and participate in Company stockholders’ meetings.
As described in our annual proxy statement for the 2023 annual meeting of stockholders filed on March 1, 2023, any proposal or proposals by a Company stockholder intended to be included in the proxy statement and form of proxy relating to the annual meeting of Company stockholders to be held in 2024 had to have complied with the procedures set forth in Rule 14a-8 of the Exchange Act and had to have been received in writing by the Secretary of the Company not later than November 2, 2023. However, if the date of the 2024 annual meeting changes by more than 30 days from the date of the 2023 annual meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials as the Company shall inform the stockholders. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2024 Annual Meeting any Company stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC in effect at the time the proposal is received.
For stockholder proposals submitted outside the Rule 14a-8 process, the Company's by-laws provide that only business properly brought before a meeting will be conducted. For business to be properly brought before a meeting by a stockholder, the stockholder must give timely advance notice thereof in writing to the Secretary of the Company. To be timely, the notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; however, in the event that less than 75 days’ notice or prior public disclosure of the date of such meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or such public disclosure was made. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.
If notice of a proposal for the 2024 annual meeting is not submitted in writing and received by the Company at the address appearing on the first page of this proxy statement by the dates described above, then the proposal will be deemed untimely under Rule 14a-4 of the Exchange Act and the persons appointed as the Company’s proxies will have the right to exercise discretionary voting authority with respect to the proposal.
To comply with the new “universal proxy” rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2024 annual meeting have provided notice that sets forth the information required by SEC Rule 14a-19 no later than February 20, 2024.

HOUSEHOLDING INFORMATION
The broker, bank, trust, or other nominee of any stockholder who is a beneficial owner, but not the record holder, of MDC Common Stock may deliver only one copy of the proxy related materials to multiple stockholders sharing an address (a practice called “householding”), unless the broker, bank, trust, or nominee has received contrary instructions from one or more of the stockholders.
In addition, with respect to stockholders of record, in some cases, only one copy of the proxy related materials may be delivered to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. Upon written or oral request, the Company will deliver free of charge a separate copy of each of the proxy related materials, as applicable, to a stockholder at a shared address to which a single copy was delivered. You can notify your broker, bank, trust, or other nominee (if you are not the record holder) or the Company (if you are the record holder) that you wish to receive a separate copy of such materials in the future, or alternatively, that you wish to receive a single copy of the materials instead of multiple copies. The Company's contact information for these purposes is: M.D.C. Holdings, Inc., telephone number: (303) 773-1100, Attn: Corporate Secretary, 4350 South Monaco Street, Suite 500, Denver, CO 80237.

WHERE YOU CAN FIND MORE INFORMATION
The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that MDC can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in this Proxy Statement or incorporated by reference subsequent to the date of this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that MDC has previously filed with the SEC. These documents contain important information about MDC and its financial condition and are incorporated by reference into this Proxy Statement.
The following MDC filings with the SEC are incorporated by reference:
•	Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on January 30, 2024;
•	Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 1, 2023; and
•	Current Reports on Form 8-K, filed with the SEC on January 18, 2024, February 6, 2024 and March 4, 2024.
MDC also incorporates by reference into this Proxy Statement additional documents that it may file with the SEC between the date of this Proxy Statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement in accordance with its terms. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on the Company’s website is not part of this Proxy Statement, and therefore is not incorporated by reference into this Proxy Statement.
Notwithstanding the foregoing, we will not incorporate by reference in this proxy statement any documents or portions thereof that are not deemed “filed” with the SEC, including information furnished under Item 2.02 or Item 7.01 or otherwise of any Current Report on Form 8-K, including related exhibits, after the date of this proxy statement unless, and except to the extent, specified in such Current Report.
You may obtain any document we file without charge through the SEC website at www.sec.gov, on our website at https://ir.richmondamerican.com/sec-filings or upon written request to M.D.C. Holdings, Inc., 4350 South Monaco Street, Suite 500, Denver, CO 80237, Attention: Corporate Secretary, (303) 773-1100. If you request any of these documents from us, we will mail them to you by first-class mail, or similar means. Exhibits will be provided upon request.
If you have any questions about this Proxy Statement, the Special Meeting, the Merger Agreement or the Merger or need assistance with voting procedures, you should contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders May Call: (877) 750-0831 (TOLL-FREE from the U.S. and Canada)
or +1 (412) 232-3651 (from other locations)
Banks and Brokers May Call Collect: (212) 750-5833

MISCELLANEOUS
MDC has supplied all information relating to MDC, and Parent has supplied, and MDC has not independently verified, all of the information relating to the Buyer Parties and Guarantor contained in the sections entitled “Summary—Parties Involved in the Merger” beginning on page 3 of this Proxy Statement, “The Merger—Parties Involved in the Merger” beginning on page 28 of this Proxy Statement and “The Merger—Financing of the Merger” beginning on page 59 of this Proxy Statement.
The cost of this proxy solicitation will be borne by MDC. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of MDC Common Stock.
You should not send in your MDC stock certificates until you receive transmittal materials after the Merger is consummated.
You should rely only on the information contained in this Proxy Statement, the annexes to this Proxy Statement and the documents referred to in this Proxy Statement to vote on the Merger. MDC has not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated March 4, 2024. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Proxy Statement), and the mailing of this Proxy Statement to stockholders does not create any implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A
AGREEMENT AND PLAN OF MERGER

by and among

SH RESIDENTIAL HOLDINGS, LLC,

CLEAR LINE, INC.,

M.D.C. HOLDINGS, INC.,

and

solely for the purposes of Section 6.2, Section 6.17 and Section 9.15

SEKISUI HOUSE, LTD.

dated as of

January 17, 2024

A-i

A-ii

Annexes
Annex A	Certain Definitions	A-72
Annex B	Form of Voting Agreement	A-85
A-iii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of January 17, 2024, is by and among SH Residential Holdings, LLC, a Delaware limited liability company (“Parent”), Clear Line, Inc., a Delaware corporation and an indirect wholly owned Subsidiary of Parent (“Merger Sub”), M.D.C. Holdings, Inc., a Delaware corporation (the “Company”), and solely for the purposes of Section 6.2, Section 6.17 and Section 9.15, Sekisui House, Ltd., a Japanese kabushiki kaisha (“Guarantor”). All capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex A or as otherwise defined elsewhere in this Agreement. Parent, Merger Sub, the Company and, solely for the purposes of Section 6.2, Section 6.17 and Section 9.15, Guarantor, are each sometimes referred to herein as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, the Guarantor, Company, Parent and Merger Sub desire to effect the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and an indirect wholly owned Subsidiary of Parent on the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), pursuant to which, except as otherwise provided in Article II, each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”, and such shares of Company Common Stock, the “Shares”) issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the Merger Consideration;
WHEREAS, the board of directors of Merger Sub has, upon the terms and subject to the conditions set forth herein, (i) approved and declared it advisable for Merger Sub to enter into this Agreement and (ii) approved the execution and delivery of this Agreement, the performance of Merger Sub’s covenants and other obligations hereunder, and the consummation of the Merger and the other transactions contemplated hereby (collectively, the “Transactions”);
WHEREAS, (a) the sole member of Parent has, upon the terms and subject to the conditions set forth herein, (i) approved and declared it advisable for Parent to enter into this Agreement and (ii) approved the execution and delivery of this Agreement, the performance of Parent’s covenants and other obligations hereunder, and the consummation of the Transactions, and (b) a wholly-owned Parent Subsidiary, as the sole stockholder of Merger Sub, has duly executed and delivered to Merger Sub a written consent, to be effective by its terms immediately following execution of this Agreement, adopting this Agreement;
WHEREAS, the board of directors of the Company (the “Company Board of Directors”) has unanimously (i) determined that the terms of the Transactions, including the Merger, are fair to, and in the best interests of, the Company and its stockholders (such stockholders, the “Company Stockholders”), (ii) determined that it is in the best interests of the Company and the Company Stockholders, and declared it advisable, to enter into this Agreement and the Voting Agreement and to consummate the Transactions, including the Merger, in accordance with the DGCL upon the terms and subject to the conditions set forth herein, (iii) directed that the adoption of this Agreement be submitted to the Company Stockholders for a vote at a meeting of Company Stockholders, and (iv) resolved to recommend that the Company Stockholders adopt this Agreement and approve the Transactions, including the Merger (the “Company Board Recommendation”);
WHEREAS, as a condition to Parent and Merger Sub entering into this Agreement, and incurring the obligations set forth herein, and as an inducement and in consideration for Parent and Merger Sub to enter into this Agreement, concurrently with the execution and delivery of this Agreement, Parent and Merger Sub are entering into a voting agreement, in the form attached as Annex B hereto, with certain Company Stockholders pursuant to which, among other things, such Company Stockholders have agreed, subject to the terms thereof, to vote all of such Company Stockholders’ Shares in accordance with the terms of such voting agreement (the “Voting Agreement”); and
WHEREAS, Guarantor, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Transactions and also to prescribe various conditions to the Transactions.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I

THE MERGER
Section 1.1. The Merger.
(a) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Merger (the “Surviving Corporation”) and an indirect wholly owned Subsidiary of Parent. The Merger shall be effected pursuant to the DGCL and shall have the effects set forth in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all of the debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
(b) Subject to Section 6.4, at the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the certificate of incorporation of the Surviving Corporation shall be the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, and such certificate of incorporation shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law; provided that the name of the Surviving Corporation shall be “M.D.C. Holdings, Inc.” In addition, subject to Section 6.4, at the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the bylaws of the Surviving Corporation shall be the bylaws of Merger Sub as in effect immediately prior to the Effective Time, and such bylaws shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein and by the certificate of incorporation of the Surviving Corporation and applicable Law; provided that the name of the Surviving Corporation shall be “M.D.C. Holdings, Inc.”
(c) At the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office, from and after the Effective Time, in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time, from and after the Effective Time, shall be the officers of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
(d) If, at any time after the Effective Time, the Surviving Corporation shall determine, in its sole discretion, or shall be advised, that any deeds, bills of sale, instruments of conveyance, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or Merger Sub acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the Company or Merger Sub, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

Section 1.2. The Closing and Effective Time of the Merger. The closing of the Merger (the “Closing”) will take place at 8:00 a.m., Eastern Time, on the fifth (5th) Business Day after satisfaction or, to the extent permitted by applicable Law, waiver of all of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law, waiver of those conditions at the Closing), by electronic exchange of deliverables, unless another time, date or place is agreed to in writing by the Parties; provided, that, without the prior written consent of Parent, the Closing shall not occur prior to the Inside Date. The date on which the Closing actually occurs is referred to as the “Closing Date”. On the Closing Date, or on such other date as Parent and the Company may agree to, the Parties shall cause a certificate of merger (the “Certificate of Merger”), to be executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL. The Merger shall become effective at the time the Certificate of Merger shall have been duly filed and accepted for record by the Secretary of State of the State of Delaware, or such later date and time as is agreed upon by the Parties and specified in the Certificate of Merger (such date and time at which the Merger becomes effective hereinafter referred to as the “Effective Time”).
ARTICLE II

TREATMENT OF SECURITIES
Section 2.1. Conversion of Securities.
(a) Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the Parties or holders of any securities of the Company or of Merger Sub, each Share issued and outstanding immediately prior to the Effective Time (other than Shares to be cancelled or converted pursuant to Section 2.1(b) or Dissenting Shares or Company RSAs, which shall be treated in accordance with Section 2.3 and Section 2.4(b), respectively) shall be converted automatically into the right to receive $63.00 per Share in cash, without interest (the “Merger Consideration”) in accordance with the provisions of Section 2.2, subject to any withholding of Taxes required by applicable Law as provided in Section 2.5. As of the Effective Time, all such Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each applicable holder of such Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor to be paid in accordance with Section 2.2.
(b) Cancellation and Conversion of Treasury Shares and Parent-Owned Shares. At the Effective Time, each Share held by the Company as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned Subsidiaries of Parent or Merger Sub), in each case, immediately prior to the Effective Time, shall automatically be cancelled and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof. At the Effective Time, each Share held by any direct or indirect wholly owned Subsidiary of the Company shall be converted into such number of shares of common stock of the Surviving Corporation (“Surviving Corporation Stock”) with an aggregate value immediately after the consummation of the Merger equal to the Merger Consideration.
(c) Merger Sub Shares. At the Effective Time, each issued and outstanding share of common stock, par value $0.01 per share, of Merger Sub shall be automatically converted into and become one fully paid and non-assessable share of Surviving Corporation Stock.
Section 2.2. Payment for Securities; Surrender of Certificates.
(a) Paying Agent. At or prior to the Closing, Parent shall (i) designate a nationally recognized bank or trust company to act as the paying agent (the identity and terms of designation and appointment of which shall be reasonably acceptable to the Company) for purposes of effecting the payment of the aggregate Merger Consideration to which holders of Shares shall be entitled at the Effective Time in accordance with this Article II (the “Paying Agent”) and (ii) enter into a paying agent agreement with such Paying Agent, in form and substance reasonably acceptable to the Company. Parent shall pay, or cause to be paid, the fees and expenses of the Paying Agent. At or prior to the Closing, Parent shall deposit, or cause to be deposited, with the Paying Agent an amount of cash in immediately available funds equal to the aggregate Merger Consideration to which holders of Shares shall be entitled at the Effective Time pursuant to Section 2.1(a). In the event that (x) there are any losses with respect to any investments of such deposited funds; (y) such deposited funds are insufficient for any reason to promptly make the payments contemplated pursuant to

Section 2.1(a); or (z) all or any portion of such deposited funds are unavailable for Parent (or Paying Agent on behalf of Parent) to promptly make the payments contemplated pursuant to Section 2.1(a) for any reason, Parent shall promptly deposit, or cause to be deposited, with the Paying Agent such additional funds to ensure that at all times the Paying Agent has sufficient funds fully available to make such payments as contemplated by Section 2.1(a). Such funds shall be invested by the Paying Agent as directed by Parent, until the payment thereof by the Paying Agent to the holders of the Shares in accordance with this Article II; provided, however, that any such investments shall be in obligations of, or fully guaranteed by, the United States government or rated A 1 or P-1 or better by Moody’s Investor Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available) or money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing, and that no such investment or loss thereon shall affect the amounts payable to the holders of Shares pursuant to this Article II. Earnings from such investments shall be the sole and exclusive property of Parent or the Surviving Corporation, as Parent directs, and no part of such earnings shall accrue to the benefit of holders of Shares.
(b) Procedures for Surrender.
(i) Certificates. As soon as practicable after the Effective Time (and in any event within three (3) Business Days following the Effective Time), Parent and the Surviving Corporation shall cause the Paying Agent to mail to each Person that was, immediately prior to the Effective Time, a holder of record of Shares represented by certificates (the “Certificates”), which Shares were converted pursuant to Section 2.1(a) into the right to receive the Merger Consideration with respect to each such Share at the Effective Time pursuant to this Agreement: (A) a letter of transmittal, in customary form, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and (B) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 2.2(e)) in exchange for payment of the Merger Consideration payable in respect of each such Share pursuant to Section 2.1(a). Upon surrender of a Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 2.2(e)) to the Paying Agent, together with delivery of a letter of transmittal, duly executed and in accordance with the instructions thereto, with respect to such Certificate, the holder of such Certificate shall be entitled to receive in exchange therefor a cash amount equal to the product obtained by multiplying (x) the aggregate number of Shares represented by such Certificate by (y) the Merger Consideration (pursuant to Section 2.1(a), after giving effect to any required Tax withholdings as provided in Section 2.5), and any Certificate so surrendered shall forthwith be cancelled. If payment of the amount described in the immediately preceding sentence is to be made to a Person other than the Person in whose name any surrendered Certificate is registered, it shall be a condition precedent of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer, and the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of such payment to a Person other than the registered holder of the Certificate so surrendered and shall have established to the satisfaction of the Surviving Corporation that such Taxes either have been paid or are not required to be paid. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates. Until surrendered as contemplated hereby, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in respect of each Share represented by such Certificate, in cash as contemplated by this Agreement, except for Certificates representing Dissenting Shares, which shall be deemed to represent only the right to receive payment of the fair value of such Shares in accordance with and to the extent provided by Section 262 of the DGCL.
(ii) Book-Entry Shares. Notwithstanding anything to the contrary contained in this Agreement, no holder of non-certificated Shares represented by book-entry (“Book-Entry Shares”) shall be required to deliver a Certificate or, in the case of holders of Book-Entry Shares held through The Depository Trust Company (“DTC”), an executed letter of transmittal, to the Paying Agent, to receive the payment that such holder is entitled to receive pursuant to Section 2.1(a). In lieu thereof, each holder of record of one or more Book-Entry Shares held through DTC whose Shares were converted into the right to receive the Merger Consideration pursuant to Section 2.1(a) shall be treated in accordance with the procedures set out in Section 2.2(f). As soon as practicable after the Effective Time (and in any event within three (3) Business Days following the Effective Time), Parent and the Surviving Corporation shall cause the Paying Agent to mail to each Person that was, immediately prior to the Effective Time, a holder of record of Book-Entry Shares not held through DTC and whose Shares were converted into the right to receive the Merger Consideration with respect to each such Share at the Effective Time pursuant to Section 2.1(a) (and to deliver to DTC, in the case of holders of Book-Entry Shares held through DTC): (A) a letter of transmittal, in customary form; and (B) instructions for use in effecting the surrender of such Book-Entry Shares in exchange for the Merger Consideration payable in respect of each such Share pursuant to Section 2.1(a). Upon, in the case of the holders of Book-Entry Shares not held through DTC, delivery of such letter of transmittal, in accordance with the terms of such letter of transmittal, duly executed or, in the case of the holders of Book-Entry Shares held through DTC, receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request), the holders of Book-Entry Shares shall be entitled to receive in exchange therefor a cash amount equal to the product obtained by multiplying (x) the aggregate number of Shares represented by such holder’s transferred Book-Entry Shares by (y) the Merger Consideration (pursuant to Section 2.1(a), after giving effect to any required Tax withholdings as provided in Section 2.5), and such Book-Entry Shares so surrendered or transferred shall at the Effective Time be cancelled. If payment of the amount described in the immediately preceding sentence is to be made to a Person other than the Person in whose name any Book-Entry Shares are registered, it shall be a condition precedent of payment that proper transfer instruction is presented, and the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of such payment to a Person other than the registered holder of such Book-Entry Shares and shall have established to the satisfaction of the Surviving Corporation that such Taxes either have been paid or are not required to be paid. No interest will be paid or accrued on any amount payable upon due surrender of Book-Entry Shares. Until paid or surrendered as contemplated hereby, each Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Agreement, except for Book-Entry Shares representing Dissenting Shares, which shall be deemed to represent the right to receive payment of the fair value of such Shares in accordance with and to the extent provided by Section 262 of the DGCL.
(c) Transfer Books; No Further Ownership Rights in Company Ordinary Shares. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of the Company, other than transfers to reflect, in accordance with customary settlement procedures of the Company’s transfer agent or DTC, as applicable, trades effected prior to the Effective Time. From and after the Effective Time, the holders of Certificates and Book-Entry Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares except the right to receive, pursuant to Section 2.1(a), upon surrender of such Certificates or transfer of such Book-Entry Shares in accordance with Section 2.2 (to the extent required), the Merger Consideration with respect to each such Share or, in the case of Dissenting Shares and Company RSAs, the rights pursuant to Section 2.3 and Section 2.4(b), respectively. The Merger Consideration paid with respect to each Share in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such Share. If, after the Effective Time and subject to Section 2.2(d), Certificates or Book-Entry Shares are presented to Parent or the Surviving Corporation for any reason, they shall (subject to compliance with the exchange procedures set forth in Section 2.2(b)) be cancelled and exchanged as provided, and in accordance with the procedures set forth, in this Agreement.
(d) Termination of Fund; No Liability. Any portion of the funds (including any interest received with respect thereto) made available to the Paying Agent that remains unclaimed by the holders of Certificates or Book-Entry Shares on the first anniversary of the Effective Time will be returned to Parent or an affiliate thereof designated by Parent, upon demand, and any such holder who has not surrendered its Certificates or transferred its Book-Entry Shares in accordance with Section 2.2(b) (to the extent required) prior to such time shall thereafter look only to Parent (subject to abandoned property, escheat or other similar Laws) for delivery of the Merger Consideration in respect of each Share represented by such Certificates or Book-Entry Shares without interest and subject to any withholding of Taxes required by applicable Law as provided in Section 2.5, in respect of such holder’s surrender of their Certificates or Book-Entry Shares and compliance with the procedures in Section 2.2(b). Notwithstanding the foregoing, none of Parent, Merger

Sub, the Surviving Corporation, the Paying Agent or their respective affiliates will be liable to any holder of any Share represented by a Certificate or any Book-Entry Share for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.
(e) Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, and, if required by Parent, an indemnity bond in such reasonable and customary amount as it may direct (as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Paying Agent with respect to the Certificates alleged to have been lost, stolen or destroyed), the Merger Consideration payable in respect of each Share represented by such Certificates pursuant to Section 2.1(a).
(f) DTC Payment. Prior to the Closing, Parent and the Company will cooperate to establish procedures with the Paying Agent and DTC with the objective that (i) if the Closing occurs at or prior to 11:30 a.m., Eastern time, on the Closing Date, then the Paying Agent will transmit to DTC or its nominees on the Closing Date, in respect of each Book-Entry Share (other than Shares to be cancelled or converted pursuant to Section 2.1(b) or Dissenting Shares or Company RSAs) held of record by DTC or such nominee immediately prior to the Effective Time an amount of cash in immediately available funds equal to the Merger Consideration payable pursuant to Section 2.1(a) (after giving effect to any Tax withholdings as provided in Section 2.5) in respect of each such Book-Entry Share (such amount, the “DTC Payment”); and (ii) if the Closing occurs after 11:30 a.m., Eastern time, on the Closing Date, then the Paying Agent will transmit the DTC Payment to DTC or its nominees on the first (1st) Business Day after the Closing Date, and in each case of (i) and (ii) such Book-Entry Shares held of record by DTC or its nominees shall be cancelled at the Effective Time.
Section 2.3. Dissenting Shares. Notwithstanding anything in this Agreement to the contrary (but subject to the provisions of this Section 2.3), each Share outstanding immediately prior to the Effective Time (other than Shares to be cancelled or converted pursuant to Section 2.1(b)) and held by a holder who is entitled to demand and has properly and validly demanded appraisal for such Shares in accordance with, and who complies in all respects with, Section 262 of the DGCL (such shares, the “Dissenting Shares”) shall not be converted into, or represent the right to receive, the Merger Consideration. At the Effective Time, all Dissenting Shares shall be cancelled and cease to exist, and the holders of Dissenting Shares shall only be entitled to the rights granted to them under Section 262 of the DGCL with respect to such Dissenting Shares. If any such holder fails to perfect or otherwise waives, withdraws or loses his, her, its or their right to appraisal under Section 262 of the DGCL, or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, then the right of such holder shall be deemed to have been converted, as of the Effective Time, into and shall be exchangeable solely for the right to receive the Merger Consideration in respect of each Share held by such holder pursuant to Section 2.1(a) without interest and subject to any withholding of Taxes required by applicable Law as provided in Section 2.5 and upon surrender of such Certificate formerly representing such Share or transfer of such Book-Entry Shares, as the case may be, in the manner provided in Section 2.2(b). The Company shall give Parent prompt written notice of any demands received by the Company for appraisal of Shares, of any withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to Section 262 of DGCL, and Parent shall have the right to participate in and reasonably and in good faith direct all negotiations and Proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demand, or agree to do any of the foregoing in respect of any Dissenting Shares.
Section 2.4. Treatment of Company Equity Awards.
(a) Company Options. At the Effective Time, by virtue of the Merger, each Company Option that is outstanding and unexercised, whether vested or unvested, as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash (without interest), if any, (the “Company Option Consideration”) equal to the product of (A) the excess (if any) of (1) the Merger Consideration over (2) the exercise price per share of such Company Option, multiplied by

(B) the number of shares of Company Common Stock subject to such Company Option, subject to any required withholding of Taxes; provided, however, that any Company Option with respect to which the applicable per share exercise price is greater than the Merger Consideration shall be cancelled without consideration.
(b) Company RSAs. At the Effective Time, by virtue of the Merger, each Company RSA, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash (without interest) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company RSA, multiplied by (B) the Merger Consideration, subject to any required withholding of Taxes (the “Company RSA Consideration”).
(c) Company PSUs. At the Effective Time, by virtue of the Merger, each Company PSU, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash (without interest) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company PSU based on maximum performance, multiplied by (B) the Merger Consideration, subject to any required withholding of Taxes (the “Company PSU Consideration”).
(d) Payment Procedures. The Surviving Corporation or its Subsidiaries, as applicable, will pay no later than the first payroll date following the date that is three (3) Business Days following the Closing Date the Company Option Consideration, Company RSA Consideration and Company PSU Consideration, as applicable, payable with respect to each of the Company Options, Company RSAs and Company PSUs, respectively, through the Company or the Company Subsidiaries’ payroll to the applicable holders of such Company Options, Company RSAs and Company PSUs, subject to any withholding of Taxes required by applicable Law as provided in Section 2.5. Notwithstanding the foregoing, if any payment owed to such holders cannot be made through the Company and the Company Subsidiaries’ payroll system or payroll provider, then the Company or the Company Subsidiaries will issue a check for such payment to such holder, which check will be sent by overnight courier to such holder promptly following the Closing Date (but in no event later than the first payroll date following the date that is three (3) Business Days following the Closing Date).
(e) Further Actions. The Company will pass resolutions approving and take other actions as necessary to effect the cancellation of Company Options, Company RSAs, Company PSUs upon the Effective Time, and to give effect to this Section 2.4 (including the satisfaction of the requirements of Rule 16b-3(e) promulgated under the Exchange Act). The Company Equity Plans will terminate as of the Effective Time, and the provisions in any other Company Benefit Plan or Contract providing for the issuance or grant of any other interest in respect of the capital stock or other equity interests of the Company and the Company Subsidiaries will be cancelled as of the Effective Time, and the Company will take all action necessary to effect the foregoing. Following the Effective Time, no Company Option, Company RSA, or Company PSU or grant under the Company Equity Plans that was outstanding immediately prior to the Effective Time shall remain outstanding and each former holder of any such Company Option, Company RSA, or Company PSU or grant under the Company Equity Plans shall cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 2.4. The Company shall ensure that following the Effective Time, no participant in the Company Equity Plans or other Company Benefit Plan will have any right thereunder to acquire any equity securities of the Company, the Surviving Corporation or any of their respective Subsidiaries.
Section 2.5. Withholding. The Company, Parent, Merger Sub, the Surviving Corporation and the Paying Agent, as the case may be, shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any amounts otherwise payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code or any other provision of applicable Tax Law. In the event that any Person is required to deduct or withhold any amounts from any cash payments payable pursuant to this Agreement, such Person will reasonably cooperate with the Company to mitigate and reduce such withholding to the extent permitted by the Code or any other provision of applicable Tax Law. To the extent that amounts are so deducted or withheld and paid to the appropriate Governmental Entity, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

Section 2.6. Adjustments. If, between the date of this Agreement and the Effective Time, the outstanding Shares are changed into a different number, type or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, then the Merger Consideration shall be appropriately adjusted, without duplication, to provide the same economic effect as contemplated by this Agreement prior to such change; provided that nothing in this Section 2.6 shall be construed to permit the Company to take any action with respect to its securities that is otherwise prohibited or restricted by the terms of this Agreement (including Section 5.1).
ARTICLE III

REPRESENTATIONS AND
WARRANTIES OF THE COMPANY
Except as disclosed in (x) the Company’s Annual Report filed on Form 10-K on January 31, 2021 or any other SEC Documents filed or furnished by the Company with the SEC on or after January 31, 2021 and publicly available prior to the date of this Agreement (including exhibits and other information incorporated by reference therein, but excluding any predictive, cautionary or forward looking disclosures contained under the captions “risk factors,” “forward- looking statements” or any similar precautionary sections and any other disclosures contained therein that are non-specific, predictive, cautionary or forward looking in nature) or (y) the disclosure letter delivered by the Company to Parent immediately prior to the execution of this Agreement (the “Company Disclosure Letter”) (it being understood that any information set forth in one section or subsection of the Company Disclosure Letter shall be deemed to apply to and qualify (or, as applicable, a disclosure for purposes of) the representation and warranty set forth in this Agreement to which it corresponds in number and, whether or not an explicit reference or cross-reference is made, each other representation and warranty set forth in this Article III for which it is reasonably apparent on its face that such information is relevant to such other section), the Company represents and warrants to Parent and Merger Sub as set forth below.
Section 3.1. Qualification, Organization, etc.
(a) The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted. Each Company Subsidiary is a legal entity duly organized and validly existing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to be so organized, validly existing or have such power or authority has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries is qualified to do business and is in good standing (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification or to be in good standing, except where the failure to be so qualified or, where relevant, in good standing, has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has filed with the SEC, prior to the date hereof, a complete and accurate copy of the Company Governing Documents as amended to the date hereof. The Company Governing Documents are in full force and effect and the Company is not in violation of the Company Governing Documents. The Company has made available to Parent prior to the date hereof complete and accurate copies of the certificates of incorporation, bylaws, operating agreements or equivalent organizational or governing documents, of each of the Company’s “significant subsidiaries” within the meaning of Rule 1-02 of Regulation S-X of the SEC, each as currently in effect.
(b) All the issued and outstanding shares of capital stock of, or other equity interests in, each Company Subsidiary have been validly issued and are fully paid and nonassessable and are wholly owned, directly or indirectly, by the Company free and clear of all Liens, other than Permitted Liens. Section 3.1(b)(1) of the Company Disclosure Letter sets forth an accurate and complete list of each Company Subsidiary in which the Company or any Company Subsidiary owns an equity or other economic interest, together with (i) the jurisdiction of incorporation or organization, as the case may be, of each Company Subsidiary, (ii) the type and percentage of interests held, directly or indirectly, by the Company in each Company Subsidiary, and (iii) the categories of Persons and the type of and aggregate percentage of interests held by such categories of Persons, other than the Company or a Company Subsidiary, in each Company Subsidiary. Section 3.1(b)(2) of the Company Disclosure Letter sets forth an accurate and complete list of each Person (other than a Company Subsidiary) in which the Company or any Company Subsidiary owns an equity interest, together with (i) the jurisdiction of incorporation or organization, as the case may be, of such Person, and (ii) the type and percentage of interests held, directly or indirectly, by the Company or Company Subsidiary in such Person.
Section 3.2. Capitalization.
(a) The authorized share capital of the Company consists of 250,000,000 shares of Company Common Stock and 25,000,000 shares of Company Preferred Stock. As of January 15, 2024 (the “Company Capitalization Date”), (A) 74,661,296 shares of Company Common Stock were issued and outstanding (which, for the avoidance of doubt (i) include 423,806 shares of Company RSAs outstanding, as described in (G) below and (ii) exclude 1,974,610 shares of Company Common Stock held by the Company Subsidiaries, as described in (D) below), (B) no shares of Company Preferred Stock were issued and outstanding, (C) no shares of Company Common Stock were held in the Company’s treasury, (D) 1,974,610 shares of Company Common Stock were held by the Company Subsidiaries, (E) Company Options covering 3,184,473 shares of Company Common Stock were outstanding, with a weighted average exercise price per share of $28.45, (F) Company PSUs covering (x) 795,000 shares of Company Common Stock assuming target performance were outstanding or (y) 1,590,000 shares of Company Common Stock assuming maximum performance were outstanding, and (G) 423,806 shares of Company RSAs were outstanding. All outstanding shares of Company Common Stock are, and all shares of Company Common Stock reserved for issuance shall be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights.
(b) Section 3.2(b) of the Company Disclosure Letter sets forth a true and complete list, as of the Company Capitalization Date, of (i) each Company Equity Award, (ii) the name of the Company Equity Award holder, (iii) the number of shares of Company Common Stock underlying each Company Equity Award, as applicable, (iv) the date on which the Company Equity Award was granted, (v) the Company Equity Plan under which the Company Equity Award was granted, (vi) the vesting schedule with respect to the Company Equity Award, (vii) the exercise price of each Company Equity Award, if applicable, (viii) the expiration date of each Company Equity Award, if applicable, and (ix) whether such Company Equity Award constitutes an “incentive stock option” within the meaning of Section 422 of the Code, if applicable. As of the Company Capitalization Date, 8,950,273 shares of Company Common Stock were reserved for issuance pursuant to the Company Equity Plans. Accurate and complete copies of the standard grant agreement evidencing the Company Equity Awards and each grant agreement evidencing each Company Equity Award that is not consistent in any material respect with the standard agreement have been made available to Parent. All Company Equity Awards have been granted in compliance with applicable Law and the terms of the applicable Company Equity Plan. No Company Option or other stock right of the Company (as defined in U.S. Treasury Regulation 1.409A-1(l)) (A) has an exercise price that has been or may be less than the fair market value of the underlying equity as of the date such option or right was granted, (B) has any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such option or rights or (C) has been made with respect to any class of stock of the Company that is not “service recipient stock” (within the meaning of applicable regulations under Section 409A).
(c) As of the date hereof, except as described in Section 3.2(a) and Section 3.2(b) (including the corresponding sections of the Company Disclosure Letter), and other than the shares of Company Common Stock that have become outstanding after the Company Capitalization Date and issued in accordance with the terms of such Company Equity Award and the applicable Company Equity Plan as in effect as of the date hereof: (i) the Company does not have any shares of capital stock or other equity interests outstanding and (ii) other than relating to equity or capital stock of Allegiant Insurance Company, Inc. (“Allegiant”) in the ordinary course of business consistent with past practice and in accordance with applicable Insurance Law, there are no outstanding subscriptions, options, warrants, puts, calls, exchangeable or convertible securities or other similar rights, agreements or commitments or any other Contract to which the Company or any Company Subsidiary is a party or is otherwise bound obligating the Company or any Company Subsidiary to (A) issue, transfer or sell, or make any payment with respect to, any shares of capital stock or other equity interests of the Company or any Company Subsidiary or securities convertible into, exchangeable for or exercisable for, or that correspond to, such shares or equity interests, or (B) grant, extend or enter into any such subscription, option, warrant, put, call, exchangeable or convertible securities or other similar right, agreement or commitment of the type described in subclause (A). As of the date hereof, except as described in Section 3.2(a) and Section 3.2(b) (including the corresponding sections of the Company Disclosure Letter), and other than the shares of Company Common Stock that have become outstanding after the Company Capitalization Date and issued in accordance with the terms of such Company Equity Award and the applicable Company Equity Plan, each as in effect as of the date hereof, there is no outstanding Contract to which the Company or any Company Subsidiary is a party or is otherwise bound obligating the Company or any Company Subsidiary to provide any amount of funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Company Subsidiary (that is not wholly owned) or any other Person. Except as provided in the Company Governing Documents or in the by-laws, certificates of incorporation, operating agreements or other governing documents of any Company Subsidiary or that limit holders of shares of Class B common stock of Allegiant, there are no outstanding obligations of the Company or any Company Subsidiary (1) restricting the transfer of, (2) affecting the voting rights of, (3) requiring the repurchase, redemption or disposition of, or containing any right of first refusal, right of first offer or similar right with respect to, (4) requiring the registration for sale of (including under any subscription agreements entered into by the Company) or (5) granting any preemptive or anti-dilutive rights with respect to, any shares of capital stock or other equity interests of the Company.
(d) Neither the Company nor any Company Subsidiary has outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the Company Stockholders on any matter.
(e) There are no shareholder agreements, voting trusts, registration rights agreements, subscription agreements or other agreements, commitments or understandings to which the Company or any Company Subsidiary is a party with respect to the shares of capital stock or other equity interests of the Company.
Section 3.3. Corporate Authority.
(a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject to receiving the requisite Company Stockholder Approval and filing of the Certificate of Merger with the Secretary of State of the State of Delaware, to consummate the Transactions. The execution and delivery of this Agreement, the performance of the Company’s obligations under this Agreement, and the consummation of the Transactions have been duly and validly authorized by the Company Board of Directors and no other corporate proceedings (pursuant to the Company Governing Documents or otherwise) on the part of the Company are necessary to authorize the performance of the Company’s obligations under this Agreement or the consummation of, and to consummate, the Transactions, except with respect to the Merger, for (x) the approval of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote on such matters at the Company Stockholders’ Meeting (the “Company Stockholder Approval”) and for (y) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware. The Company Stockholder Approval is the only vote of the holders of any class or series of the Company’s capital stock necessary to approve this Agreement and the Transactions.
(b) On or prior to the date hereof, the Company Board of Directors has unanimously (i) determined that the terms of the Transactions, including the Merger, are fair to, and in the best interests of, the Company and the Company Stockholders, (ii) determined that it is in the best interests of the Company and the Company Stockholders, and declared it advisable, to enter into this Agreement and the Voting Agreement and to consummate the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth herein and (iii) directed that the adoption of this Agreement be submitted to the Company Stockholders for a vote at a meeting of Company Stockholders, and (iv) resolved to make the Company Board Recommendation. None of the foregoing actions by the Company Board of Directors have been rescinded or modified in any way as of the date of this Agreement.
(c) This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of Guarantor, Parent and Merger Sub, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (i) applicable bankruptcy, insolvency, examinership, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) general principles of equity (collectively, the “Enforceability Limitations”).
Section 3.4. Governmental Consents; No Violation.
(a) Other than in connection with or in compliance with (i) the DGCL, (ii) the filing of the Proxy Statement with the SEC and any amendments or supplements thereto, (iii) the Securities Act, (iv) the Exchange Act, (v) applicable federal or state securities, takeover and “blue sky” laws, (vi) the HSR Act, (vii) the Governmental Requirements, and (viii) any applicable requirements of the NYSE, no authorization, permit, notification to, consent or approval of, or filing with, any Governmental Entity is necessary or required, under applicable Law, for the consummation by the Company of the Transactions, except for such authorizations, permits, notifications, consents, approvals or filings that, if not obtained or made, would not have or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b) The execution and delivery by the Company of this Agreement do not, and, subject to the receipt of the Company Stockholder Approval and except as described in Section 3.4(a), the consummation of the Transactions and performance and compliance with the provisions hereof will not (i) conflict with or result in any violation or breach of, or result in a default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation, first offer, first refusal or acceleration of any obligation or to the loss of a benefit under, any Material Contract, or result in the creation of any Lien upon any of the properties, rights or assets of the Company or any Company Subsidiary, other than Permitted Liens, (ii) conflict with or result in any violation of any provision of the Company Governing Documents or (iii) conflict with or violate any Laws applicable to the Company or any Company Subsidiary or any of their respective properties, rights or assets, other than in the case of clauses (i) and (iii), any such violation, breach, conflict, default, termination, modification, cancellation, acceleration, right, loss or Lien that has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.5. SEC Reports and Financial Statements.
(a) Since January 1, 2021, the Company has timely filed or furnished all forms, statements, schedules, documents and reports required to be filed or furnished by it with the SEC (such forms, statements, schedules, documents and reports, the “SEC Documents”). As of their respective filing dates or, if amended prior to the date hereof, as of the date of (and giving effect to) the last such amendment, the SEC Documents complied in all material respects with the applicable requirements of Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), the Securities Act and the Exchange Act and the applicable rules and regulations promulgated in each case thereunder and the listing and corporate governance rules and regulations of NYSE, and none of the SEC Documents contained (or, with respect to SEC Documents filed after the date hereof, will contain) any untrue statement of a material fact or omitted (or, with respect to SEC Documents filed after the date hereof, will omit) to state any material fact required to be stated therein or necessary to make the statements therein, at the time and in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made as to the accuracy of any financial projection or forward-looking statement. Since January 1, 2021, neither the Company nor any Company Subsidiary has received from the SEC any written comments or questions with respect to any of the SEC Documents (including the financial statements included therein) that are not resolved, or, as of the date hereof, has received any written notice from the SEC that such SEC Documents (including the financial statements included therein) are being reviewed or investigated, and, to the Knowledge of the Company, there is not, as of the date hereof, any investigation or review being conducted by the SEC of any SEC Documents (including the financial statements included therein). Except as set forth in Section 3.5(a) of the Company Disclosure Letter, no Company Subsidiary is required to file any schedule, form, report, statement, prospectus, registration statement or other document with the SEC.
(b) The consolidated financial statements (including all related notes and schedules) of the Company included or incorporated by reference in the SEC Documents when filed or, if amended prior to the date hereof, as of the date of (and giving effect to) the last such amendment, and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited quarterly financial statements, to normal year-end audit adjustments that are not material and any other adjustment described therein permitted by the rules and regulations of the SEC and to the absence of notes) and were prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”) applied on a consistent basis during the periods involved (subject, in the case of the unaudited quarterly financial statements, to normal year-end audit adjustments that are not material and any other adjustment described therein permitted by the rules and regulations of the SEC, including Form 10-Q, and to the absence of notes).
(c) The Company has been since January 1, 2021 and is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended. Since January 1, 2021, the Company’s principal executive officer and principal financial officer have made all certifications required by the Sarbanes-Oxley Act. Neither the Company nor any of its executive officers has received written notice from any Governmental Entity challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.
(d) Neither the Company nor any Company Subsidiary is a party to, or has any Contract to become a party to, any joint venture, off-balance sheet partnership or any similar Contract, including any Contract relating to any transaction or relationship between or among the Company or any Company Subsidiary, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any off-balance sheet arrangements (as defined in Item 303(b) of Regulation S-K of the SEC), in any such case, where the purpose of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company in the Company’s published financial statements or any SEC Documents.
Section 3.6. Internal Controls and Procedures.
(a) The Company has established and maintains, and at all times since January 1, 2020 the Company has maintained, disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act.
(b) The Company’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.
(c) Since January 1, 2021, the Company’s principal executive officer and its principal financial officer have disclosed to the Company’s auditors and the audit committee of the Company Board of Directors (the material circumstances of which (if any) have been made available to Parent) (i) any “significant deficiencies” and “material weaknesses” (as such terms are defined in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement) in the design or operation of internal controls over financial reporting, or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the preparation of financial statements or the internal accounting controls over financial reporting. Since January 1, 2021, neither the Company nor any Company Subsidiary has received any material, unresolved complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Company Subsidiary or their respective internal accounting controls.
Section 3.7. No Undisclosed Liabilities. Neither the Company nor any Company Subsidiary has any liabilities of any nature required by GAAP to be reflected upon or reserved against in a consolidated balance sheet of the Company and the Company Subsidiaries (or disclosed in the notes to such balance sheet), whether or not accrued, contingent, absolute or otherwise, except (a) as and to the extent specifically disclosed, reflected or reserved against in the Company’s consolidated balance sheet (or the notes thereto) as of September 30, 2023 included in the SEC Documents or as otherwise included in the SEC Documents filed or furnished prior to the date hereof, (b) for liabilities incurred, in each case, in the ordinary course of business consistent with past practice since September 30, 2023 (other than any liability for any material breaches of Contracts), (c) arising pursuant to this Agreement or incurred in connection with the Transactions, including the Merger and (d) for liabilities which have not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.8. Absence of Certain Changes or Events.
(a) From September 30, 2023 through to the date of this Agreement, there has not occurred any Effect that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b) From September 30, 2023 through the date hereof, (i) except to the extent it relates to the events giving rise to and the discussion and negotiation of this Agreement and the Transactions, the businesses of the Company and the Company Subsidiaries have been conducted, in all material respects, in the ordinary course of business consistent with past practice and (ii) neither the Company nor any Company Subsidiary has taken any action that, if taken after the date hereof, would constitute a breach of, or require consent of Parent under Sections 5.1(i), (ii), (ix), (x), (xv), (xvi), (xvii), (xix) or (xxv) (in the case of clause (xxv) of Section 5.1, solely to the extent relating to any of the foregoing clauses of Section 5.1 set forth in this Section 3.8(b)).
Section 3.9. Compliance with Law; Permits.
(a) The Company and each Company Subsidiary are and have been since January 1, 2021 in compliance with, and not in default under or in violation of, any Laws (including the Safe and Fair Enforcement for Mortgage Licensing Act of 2008, the Gramm-Leach-Bliley Act, the Sarbanes-Oxley Act, the Equal Credit Opportunity Act and Regulation B thereunder, the Home Ownership and Equity Protection Act, the Fair Housing Act, the Fair Credit Reporting Act, the Truth in Lending Act and Regulation Z thereunder, the Home Mortgage Disclosure Act and Regulation C thereunder, the Fair Debt Collection Practices Act, the Real Estate Settlement Procedures Act and Regulation X, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations promulgated by the Consumer Financial Protection Bureau and the Federal Housing Finance Agency, Electronic Signatures in Global and National Commerce Act, the Homeowners Protection Act, COVID-19 Measures, Environmental Laws, employee benefits and labor Laws and all other applicable Laws relating to the origination, financing and servicing of Mortgage Loans and debt collection) applicable to the Company or such Company Subsidiary or any of their respective properties or assets, except where such non-compliance, default or violation has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b) The Company and the Company Subsidiaries are and have been since January 1, 2021, in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals, registrations, clearances and orders of any Governmental Entity or Regulatory Agency or pursuant to any applicable Law necessary for the Company and the Company Subsidiaries to own, lease and operate their properties and assets or to carry on their businesses as they are now being conducted (the “Company Permits”), except where the failure to have any of the Company Permits has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Company Permits are in full force and effect, no default (with or without notice, lapse of time or both) has occurred under any such Company Permit and none of the Company or any Company Subsidiary has received any written notice from any Governmental Entity or Regulatory Agency threatening to suspend, revoke, withdraw or modify any such Company Permit.
(c) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, since January 1, 2020, none of the Company or any Company Subsidiary, or, to the Knowledge of the Company, any third party (including the Company’s or the Company Subsidiaries’ respective Representatives) acting on behalf of the Company or any Company Subsidiary, has (i) taken any action in violation of any applicable Anti-Corruption Law, or (ii) offered, authorized, provided or given any payment or thing of value to any Person, including a “foreign official” (as defined by the FCPA), for the purpose of influencing any act or decision of such Person to unlawfully obtain or retain business or other advantage.

(d) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, since January 1, 2020, none of the Company or any Company Subsidiary has been subject to any actual, pending, or, to the Knowledge of the Company, threatened civil, criminal, or administrative Proceedings, or made any voluntary disclosures to any Governmental Entity, involving the Company or any Company Subsidiary in any way relating to applicable Anti-Corruption Laws. The Company and each Company Subsidiary has established and maintains a compliance program and reasonable internal controls and procedures to comply with the requirements of applicable Anti-Corruption Laws.
(e) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company, the Company Subsidiaries, and any of the respective directors, officers, employees, or other Persons acting on behalf of the Company or the Company Subsidiaries, are in compliance with, and since January 1, 2020 have complied with, Export Control Laws.
(f) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company, the Company Subsidiaries, nor to the Knowledge of the Company, any of their respective directors, officers or employees, or, to the Knowledge of the Company, any Person acting on behalf of the Company or the Company Subsidiaries, respectively, is a Person with whom dealings are prohibited or restricted under any Sanctions. Neither the Company, the Company Subsidiaries, nor to the Knowledge of the Company, any of their respective directors, officers or employees acting on behalf of the Company or the Company Subsidiaries, respectively, is engaged in dealings or transactions in or with any country or any Person that represents a material violation of applicable Sanctions or Export Control Laws.
(g) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2021, none of the Company or the Company Subsidiaries has been the subject of any investigation, inquiry, or Proceeding, or received any written communication from a Governmental Entity, in each case regarding non-compliance with Sanctions and Export Control Laws, and none of the Company or the Company Subsidiaries has conducted or initiated any internal investigations or filed any voluntary disclosures regarding possible violations of Sanctions and Export Control Laws.
(h) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or a Company Subsidiary (i) is approved as an issuer, a Seller/Servicer and a lender of the Government National Mortgage Association, the Federal National Mortgage Corporation, the Federal Home Loan Mortgage Corporation, the Federal Housing Administration, the U.S. Department of Veterans Affairs, and the Rural Housing Service of the U.S. Department of Agriculture respectively (each of the foregoing entities, a “Mortgage Agency” or collectively, the “Mortgage Agencies”), (ii) since January 1, 2021, has not received any written notice of any cancellation or suspension of, or material limitation on, its status as an approved issuer, Seller/Servicer or lender, as applicable, by any of the Mortgage Agencies, Loan Investors or Insurers, and (iii) has not received any written notice indicating that any event has occurred or any circumstance exists that would reasonably be expected to result in the Company or any of the Company Subsidiaries not maintaining its Servicing Rights in respect of any Servicing Agreement with a Mortgage Agency, Loan Investor or Insurer, and (iv) since January 1, 2021, has complied in all material respects with all Applicable Requirements. For purposes of this Agreement, (x) “Servicing Agreement” means any Contract pursuant to which the Company or a Company Subsidiary is obligated to a third party to administer, collect and remit payments of principal and interest, to collect and forward payments of Taxes and insurance, to administer escrow accounts, and/or to foreclose, repossess or liquidate collateral after default, in each case for any Mortgage Loan, and (y) “Mortgage Loan” means any one-to-four family residential mortgage loan, whether in the form of a mortgage, deed of trust, or other equivalent security instrument, or other extension of credit for a personal, family, or household use secured by a Lien on United States real property.
(i) Since January 1, 2021, none of the Company or the Company Subsidiaries has received any written notice from any Governmental Entity charged with the supervision or regulation of the Company’s business, including any Mortgage Agency (collectively, “Regulatory Agencies”), asserting that the Company or any of the Company Subsidiaries has violated or has not complied with the applicable underwriting, servicing or other standards or guidelines with respect to Mortgage Loans brokered, originated, financed, purchased, serviced, or subserviced by the Company or any of the Company Subsidiaries, in each case, except where the consequence of such violation or noncompliance has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since January 1, 2021, the Company and each Company Subsidiary has filed all material reports, notifications and other filings required to be filed with any Regulatory Agency pursuant to applicable Law (and has paid all fees and assessments due and payable in connection therewith), except where the failure to make such filings or pay such fees and assessments has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(j) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2021 (i) the homes sold by the Company and the Company Subsidiaries have complied with all applicable building codes or similar codes then in effect, (ii) as of the date of this Agreement, there are no pending recalls of products incorporated in homes built by the Company or the Company Subsidiaries, and (iii) as of the date of this Agreement, neither the Company nor any of the Company Subsidiaries is the subject of any recalls or recall notices from any product safety commissions regarding products incorporated in homes built by the Company or the Company Subsidiaries.
Section 3.10. Employee Benefit Plans.
(a) Section 3.10(a) of the Company Disclosure Letter sets forth a complete and accurate list of each material Company Benefit Plan; provided, however, that Section 3.10(a) of the Company Disclosure Letter need not list (i) individualized Contracts with respect to Company Equity Awards that are consistent in all material respects with a standard form of award agreement under the Company Equity Plans, (ii) individual employment, individual consulting, or management Contracts that are consistent in all material respects with a standard form of employment, individual consulting, or management agreement (as applicable), in each case; provided, that, the form of such agreement is referenced on Section 3.10(a) of the Company Disclosure Letter and has been made available to Parent. For purposes of this Agreement, “Company Benefit Plan” means each employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to ERISA, and each bonus, stock, stock purchase, phantom stock, stock appreciation, restricted stock unit, stock option or other equity or equity-based compensation right or award, incentive, deferred compensation, retirement or supplemental retirement, severance, termination, employment, consulting, retention, change in control, Labor Agreement, profit sharing, provident funds (including pension funds, managers’ insurance policies, further education funds or other similar funds), vacation, cafeteria, dependent care, medical care, dental, vision, disability, life insurance or accident insurance plans, programs or arrangements, employee assistance program, education or tuition assistance programs, and each insurance and other similar fringe or employee benefit plan, policy, program, agreement or arrangement, in each case, for the benefit of current or former Service Providers (or any dependent or beneficiary thereof) of the Company or any Company Subsidiary or any of their ERISA Affiliates or with respect to which the Company or any Company Subsidiary has or may have any obligation or liability (whether actual or contingent). With respect to each Company Benefit Plan, the Company has made available to Parent correct and complete copies of, in each case, to the extent applicable, (i) all plan documents (or, in the case of any unwritten Company Benefit Plans, written description of the material terms thereof), summary plan descriptions, summaries of material modifications, and amendments related to such plans and any related trust agreement, (ii) the most recent Form 5500 Annual Report, (iii) the most recent audited financial statement and actuarial valuation, (iv) all material filings and correspondence with any Governmental Entity, (v) all material insurance contracts and implementation agreements and (vi) all material notices and filings concerning Internal Revenue Service or U.S. Department of Labor audits or investigations.
(b) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each of the Company Benefit Plans has been established, maintained, operated, administered and funded in accordance with its terms and in compliance with applicable Law, including ERISA, the Code and, in each case, the regulations thereunder; (ii) no liability under Title IV of ERISA has been incurred by the Company, the Company Subsidiaries or any of their respective ERISA Affiliates that has not been satisfied in full, and to the Knowledge of the Company no condition exists that is likely to cause the Company, the Company Subsidiaries or any of their ERISA

Affiliates to incur any such liability; (iii) all contributions or other material amounts payable by the Company or the Company Subsidiaries pursuant to each Company Benefit Plan in respect of current or prior plan years have been timely paid or accrued in accordance with GAAP or applicable international accounting standards; and (iv) there are no pending, or to the Knowledge of the Company, threatened or anticipated claims, actions, investigations or audits (other than routine claims for benefits) by, on behalf of, against or with respect to any of the Company Benefit Plans or any trusts related thereto.
(c) No Company Benefit Plan is, and none of the Company, the Company Subsidiaries or any of their respective ERISA Affiliates contributes to, has at any time contributed to or has any liability or obligation, whether fixed or contingent, with respect to (i) a multiemployer plan, as defined in Section 3(37) of ERISA, (ii) a single employer plan or other pension plan that is subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, (iii) a multiple employer plan (within the meaning of Section 413(c) of the Code), (iv) a multiple employer welfare arrangement (within the meaning of Section 3(40) of ERISA), or (v) voluntary employee benefit association under Section 501(a)(9) of the Code. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its ERISA Affiliates are in compliance with (x) the applicable requirements of Section 4980B of the Code and any similar state law, and (y) the applicable requirements of the Patient Protection and Affordable Care Act of 2010, as amended.
(d) No Company Benefit Plan provides material benefits, including death or medical benefits (whether or not insured), with respect to current or former Service Providers beyond their retirement or other termination of service, other than coverage mandated by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or comparable U.S. state Law.
(e) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each of the Company Benefit Plans that is intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter or opinion letter as to its qualification and (ii) to the Knowledge of the Company, there are no existing circumstances or any events that would be reasonably expected to adversely affect the qualified status of any such plan. Each such favorable determination letter has been provided or made available to Parent.
(f) Except as set forth in Section 3.10(f) or Section 5.1 of the Company Disclosure Letter or as expressly contemplated by Section 2.4, neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in conjunction with any other event) will, (i) result in any payment (including severance and unemployment compensation, forgiveness of Indebtedness or otherwise) becoming due to any current or former Service Provider under any Company Benefit Plan or otherwise, (ii) increase any compensation or benefits otherwise payable to any current or former Service Provider under any Company Benefit Plan, (iii) result in any acceleration of the time of payment, funding or vesting of any such compensation or benefits, (iv) result in any breach or violation of, or default under or limit the Company’s right to amend, modify, terminate or transfer the assets of, any Company Benefit Plan (other than ordinary notice and administration requirements and expenses or routine claims for benefits) or (v) result in any payment (whether in cash or property or the vesting of property) to any “disqualified individual” (as such term is defined in Treasury Regulations Section 1.280G-1) that would, individually or in combination with any other such payment, constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).
(g) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Company Benefit Plan, if any, which is maintained outside of the United States (i) has been operated in all material respects in conformance with the applicable statutes or governmental regulations and rulings relating to such plans in the jurisdictions in which such Company Benefit Plan is present or operates and, to the extent relevant, the United States, (ii) that is intended to qualify for special tax treatment meet all requirements for such treatment and (iii) that is intended to be funded or book-reserved are fully funded or book reserved, as appropriate, based upon reasonable actuarial assumptions.
(h) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no compensation has been or would reasonably be expected to be includable in the gross income of any Company employee or other service provider under or by the operation of Section 409A of the Code, and each Company Benefit Plan has been maintained and operated in documentary and operational compliance in all material respects with Section 409A of the Code and applicable guidance thereunder or an available exemption therefrom.
(i) Neither the Company nor any Company Subsidiary is a party to or has any obligation to compensate any Person for excise Taxes payable pursuant to Section 4999 of the Code or for additional Taxes payable pursuant to Section 409A of the Code.
Section 3.11. Labor Matters.
(a) Neither the Company nor any Company Subsidiary is bound by any collective bargaining agreement, union memoranda of understanding, or other Contract with a labor or trade union, works council, labor organization or similar body (a “Labor Agreement”) or is otherwise required (under any Law, Contract or otherwise) to provide benefits or working conditions under any of the foregoing. Neither the Company nor any Company Subsidiary is, or within the last three (3) years has been, subject to a pending or, to the Knowledge of the Company, threatened strike, work stoppage, walkout, lockout, or other labor dispute. There are no, and within the last three (3) years there have not been, any labor organizations representing, and to the Knowledge of the Company there are no labor organizations purporting to represent or seeking to represent, the Company’s or any Company Subsidiary’s employees. Within the last three (3) years, there have been no organizational campaigns, petitions, or other unionization activities with respect to the formation of a collective bargaining unit made or, to the Knowledge of the Company, threatened involving employees of the Company or any Company Subsidiary.
(b) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each Company Subsidiary is, and since January 1, 2021 has been, in compliance in all material respects with all applicable Laws relating to employment, including labor, employment, termination of employment, privacy issues, fringe benefits, immigration, fair employment practices, terms and conditions of employment, workers’ compensation, occupational safety, plant closings, mass layoffs, worker classification, harassment, discrimination, retaliation, payment of social security, exempt and non-exempt status, remote work, restrictive covenants, compensation and benefits, wages and hours of work, overtime, working during rest days notices to employees, COVID-19 Laws, engagement of Service Providers, enforcement of labor laws, and the Worker Adjustment and Retraining Notification Act of 1988, as amended.
(c) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, no Service Provider of the Company or the Company Subsidiaries with annualized compensation at or above $250,000 intends to terminate his or her employment prior to the one (1) year anniversary of the Closing.
(d) Except as has not had, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2021, (i) to the Knowledge of the Company, no allegations of harassment, discrimination, sexual assault or sexual misconduct have been made involving any current or former employee of the Company whose annual base salary exceeds (or exceeded) $250,000 and (ii) neither the Company nor any of the Company Subsidiaries have entered into any settlement agreements or conducted any investigations related to allegations of harassment, discrimination, sexual assault or sexual misconduct by any employee of the Company whose annual base salary exceeds (or exceeded) $250,000.
Section 3.12. Tax Matters.
Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(a) The Company and the Company Subsidiaries have timely filed (taking into account any valid extension of time within which to file) all Tax Returns that are required to be filed by or with respect to any of them, and all such Tax Returns are true, correct and complete.
(b) (i) All Taxes due and payable by or with respect to the Company and the Company Subsidiaries have been timely paid in full to the appropriate Governmental Entity, except to the extent any Taxes being contested in good faith through appropriate proceedings and for which adequate reserves have been established on the financial statements of the Company and the Company Subsidiaries in accordance with GAAP; and (ii) there is no outstanding waiver or extension of any statute of limitations with respect to the assessment or collection of Taxes from the Company or any of the Company Subsidiaries other than waiver or extension obtained in the ordinary course of business.
(c) The Company and the Company Subsidiaries have timely paid, deducted, withheld and collected all amounts required to be paid, deducted, withheld or collected by any of them with respect to any payment owing to, or received from, their employees, creditors, independent contractors, customers and other third parties (and have timely paid over any amounts so withheld, deducted or collected to the appropriate Governmental Entity) and have otherwise complied in all respects with all applicable Laws relating to the payment, withholding, collection and remittance of Taxes (including information reporting requirements).
(d) There is no (i) claim, litigation, audit, examination, investigation or other proceeding pending or threatened in writing with respect to any Taxes of the Company or any Company Subsidiary, or (ii) deficiency for any Taxes that has been assessed by any Governmental Entity against the Company or any Company Subsidiary (and has not been fully satisfied and settled).
(e) The Company and the Company Subsidiaries have been in compliance with all terms and conditions of any Tax exemption, Tax holiday, Tax reduction contract or order and similar benefits.
(f) Within the last two (2) years, neither the Company nor any Company Subsidiary has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355(a) of the Code.
(g) None of the Company or any Company Subsidiary (i) is or has been a member of any affiliated, consolidated, combined, unitary, group relief or similar group for purposes of filing Tax Returns or paying Taxes (other than a group the common parent of which is the Company or any Company Subsidiary), (ii) is or has been a party to or bound by, or has any obligation under, any Tax allocation, sharing, indemnity, or reimbursement agreement or arrangement (other than any customary Tax indemnification provisions in commercial agreements not related to Taxes, and other than any agreement or arrangement solely among the Company and the Company Subsidiaries), or (iii) has any liability for Taxes of any Person (other than the Company or any Company Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or non-U.S. Law) or as transferee or successor or otherwise by operation of Law.
(h) There are no Liens in respect of or on account of Taxes upon any property or assets of the Company or any Company Subsidiary, other than Permitted Liens.
(i) No claim has been made in writing by any Tax authority in a jurisdiction where the Company or any of the Company Subsidiaries has not filed Tax Returns that the Company or any Company Subsidiary is or may be subject to Tax by, or required to file Tax Returns in, such jurisdiction.
(j) Neither the Company nor any Company Subsidiary is or will be required to include any (i) item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (A) adjustment pursuant to Section 481 of the Code (or any similar or analogous provision of state, local, or non-U.S. Law), (B) installment sale, intercompany transaction, or open transaction made or entered into prior to the Closing, or any “excess loss account” within the meaning of the regulations under Section 1502 of the Code, existing as of immediately prior to the Closing, (C) prepaid amount received at or prior to the Closing, or (D) “closing agreement” within the meaning of Section 7121(a) of the Code (or any similar or analogous provision of state, local or non-U.S. Law) entered into at or prior to the Closing, or (ii) amount in income for a taxable year ending after March 31, 2017 as a result of the application of Section 965 of the Code.
(k) Neither the Company nor any Company Subsidiary is bound with respect to the current or any future taxable period by any “closing agreement” within the meaning of Section 7121(a) of the Code (or any similar or analogous provision of state, local or non-U.S. Law) or other ruling or written agreement with a Tax authority.
(l) Neither the Company nor any Company Subsidiary has participated in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any similar provision of state, local or non-U.S. Law).

Section 3.13. Litigation; Orders. As of the date hereof (i) there are no Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary and (ii) there are no orders, judgments, decrees, or settlement agreements with a Governmental Entity to which the Company or any Company Subsidiary or any of their respective properties, rights or assets is subject, in the case of each of (i) and (ii), except for those that have not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.14. Intellectual Property.
(a) Section 3.14(a) of the Company Disclosure Letter sets forth a complete and accurate list, as of the date hereof, of (i) all Registered Company Intellectual Property Rights, indicating for each: (y) the application or registration number, title, owners or registrants, and the jurisdiction of filing or application; and (z) the status of such item, and (ii) all unregistered Marks constituting Owned Company IP. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Registered Company Intellectual Property Rights have been maintained effective by the filing of all necessary documents and certificates currently due for filing as of the date hereof in connection with any such Registered Company Intellectual Property Rights and the timely payment of all requisite fees with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be.
(b) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all Owned Company IP is subsisting and in full force and effect and, to the Knowledge of Company, is valid and enforceable and (ii) there are no Proceeding to which the Company or one of the Company Subsidiaries is a party (including any opposition, cancellation, revocation, review, or other Proceeding) pending or, to the Knowledge of the Company, threatened by or before any Governmental Entity, that challenges the legality, validity, enforceability, registration, use or ownership of any Registered Company Intellectual Property Right or other material Owned Company IP.
(c) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or one of the Company Subsidiaries (i) is the sole and exclusive owner of all right, title and interest in and to all Owned Company IP, free and clear of all Liens, other than Permitted Liens and (ii) owns, or has the right to use pursuant to a valid license all other Company Intellectual Property Rights and IT Systems, in each case, used in or necessary for the conduct and operation of the business of the Company and the Company Subsidiaries as currently conducted. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Owned Company IP is, and immediately following the Closing will be, subject to any Permitted Liens, fully transferable, alienable and licensable by the Company and the Company Subsidiaries without restriction and without payment of any kind to any third Person. None of the Owned Company IP is subject to any pending or outstanding awards, injunctions, judgments, orders, writs or decrees of or settlement agreements with any Person that materially restricts the use of any Owned Company IP. Neither the Company nor any Company Subsidiary has granted or transferred (or is obligated to grant or transfer) to any Person ownership interest, including any joint ownership interest, or any exclusive rights in, any Owned Company IP. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, Owned Company IP and the Licensed IP are all of the Intellectual Property and Intellectual Property Rights necessary for the operation of the business of the Company and the Company Subsidiaries as currently conducted.
(d) To the Knowledge of the Company, no past or present director, officer or employee of the Company or any Company Subsidiary owns (or has any claim or any right (whether or not currently exercisable) to any ownership interest in and to) any Owned Company IP. Each of the Company and the Company Subsidiaries have entered into a binding, valid and enforceable written Contract with each current and former employee, consultant and independent contractor who is or was involved in the invention, creation, or development of any Company Intellectual Property Rights, whereby such employee or independent contractor (A) either (i) validly assigns to the Company or a Company Subsidiary any ownership interest such employee or independent contractor may have in or to all Intellectual Property invented, created or developed by such employee or independent contractor within the scope of his or her employment or engagement, to the extent such Intellectual Property does not constitute a “work made for hire” under applicable Law or (ii) validly grants to the Company or a Company Subsidiary a license to use such Intellectual Property in connection with the conduct of the business of the Company or a Company Subsidiary as such business is currently conducted, and (B) agrees to hold all confidential information of the Company and the Company Subsidiaries in confidence.
(e) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Proceedings are pending, and, to the Knowledge of the Company, no Proceeding is threatened against the Company or any Company Subsidiary, alleging that the Company or any Company Subsidiary is infringing, misappropriating, diluting or otherwise violating the Intellectual Property Rights of any Person. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the conduct of the business of the Company and the Company Subsidiaries has not, since January 1, 2021, and is not currently, infringing, violating, or misappropriating any Intellectual Property Rights of any Person or constitutes unfair competition or unfair trade practices. There are no Proceedings pending (or, to the Knowledge of the Company, threatened), and neither the Company nor any Company Subsidiary has received from any Person since January 1, 2021 any written notice, charge, complaint, claim or other demand (i) alleging any infringement, violation, or misappropriation of any Intellectual Property Rights of any Person, or any claim of unfair competition or unfair trade practices or (ii) contesting the Company’s or any Company Subsidiary’s ownership of, or the validity or enforceability of, any Owned Company IP, except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, no Person is infringing, misappropriating, diluting, using in an unauthorized manner or otherwise violating any Owned Company IP. Neither the Company nor any Company Subsidiary has instituted or threatened in writing to institute any Proceeding against any Person alleging such Person is infringing, misappropriating, diluting, using in an unauthorized manner or otherwise violating any Owned Company IP.
(f) The Company and each Company Subsidiary have taken commercially reasonable actions to maintain (and continue to maintain), as confidential, and to reasonably protect, all material Proprietary Information (including all Trade Secrets) of the Company and any Company Subsidiary, including by requiring all Persons having access thereto to execute written non-disclosure agreements containing customary restrictions regarding the disclosure and use of such material Proprietary Information (including all Trade Secrets). To the Knowledge of the Company, there has been no breach of any such non-disclosure agreements or any other unauthorized disclosure or use of, or access to, technology, information or materials that the Company or a Company Subsidiary maintains or intended to maintain as a Trade Secret.
(g) To the Knowledge of the Company, neither the execution, delivery and performance of this Agreement nor the consummation of the Transactions will result in the: (i) loss or impairment of, or any Lien (other than any Permitted Lien) on, any material Owned Company IP or any material Licensed IP; (ii) grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any Owned Company IP; or (iii) payment of any additional consideration to, or the reduction of any payments from, any Person with respect to any material Owned Company IP or material Licensed IP.
Section 3.15. Privacy and Data Protection.
(a) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and the Company Subsidiaries have complied and presently comply with all applicable Privacy Requirements, (ii) the Company and the Company Subsidiaries have taken commercially reasonable actions (including reasonable administrative, technical and physical safeguards) to protect Personal Information in their possession or under their control against unauthorized or unlawful access, acquisition, use, modification, disclosure or other misuse or loss, and (iii) the Company and each of the Company Subsidiaries have taken commercially reasonable steps to require all third-party service providers, outsourcers, processors or other Persons who process, store or otherwise handle Personal Information for or on behalf of the Company or any of the Company Subsidiaries to comply with all applicable Privacy Requirements, restrict such Persons from any use or disclosure of such Personal Information other than to provide the contracted-for services and require such Persons to take reasonable or appropriate steps to protect and secure Personal Information from unauthorized or unlawful access, acquisition, use, modification, disclosure or other misuse or loss and to promptly notify the Company or Company Subsidiary in the event of a breach of security of such Personal Information.

(b) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) since January 1, 2021, neither the Company nor any of the Company Subsidiaries has received any written notice from any Governmental Entity or other Person alleging a violation of any Privacy Requirements by the Company or any of the Company Subsidiaries, nor has the Company or any Company Subsidiary been threatened in writing to be charged with any such violation by any Governmental Entity or other Person; and (ii) since January 1, 2021, there has been no unauthorized or unlawful access, acquisition, use, modification, disclosure or other security incident involving Personal Information or other confidential or proprietary data in possession or under the control of the Company or any of the Company Subsidiaries.
(c) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the execution, delivery and performance of this Agreement and the consummation of the Transactions will not violate any Privacy Requirements.
(d) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company or one of the Company Subsidiaries owns or has a valid right to access and use all IT Systems material to the operation of the business of the Company and the Company Subsidiaries as currently conducted; (ii) the IT Systems are reasonably sufficient for the existing needs of the Company and any Company Subsidiary; (iii) since January 1, 2021, the Company and each Company Subsidiary have taken commercially reasonable steps and implemented commercially reasonable safeguards (but in any event no less than is required by applicable Laws) to protect the IT Systems from Contaminants and, to the Knowledge of the Company, the IT Systems and currently free of such Contaminants; and (iv) since January 1, 2021, the Company and the Company Subsidiaries have implemented and maintained commercially reasonable business continuity and disaster recovery plans, procedures and facilities that comply with applicable Privacy Requirements.
(e) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2021: (i) the Company and each Company Subsidiary have taken commercially reasonable measures to provide for the back-up and recovery of Company or Company Subsidiary data without material disruption to, or material interruption in, the conduct of the business of the Company or Company Subsidiary; (ii) there has been no failure with respect to any IT Systems that has had a material effect on the operations of the Company or any Company Subsidiary; and (iii) there has been no cyber-attack, unauthorized access to or use of (whether without authorization or in breach of an authorization) or harm to any IT Systems (or any Software or data stored on any IT Systems).
Section 3.16. Real Property; Assets.
(a) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, with respect to the real property owned by the Company or any Company Subsidiary (such property collectively, the “Owned Real Property”), (i) either the Company or a Company Subsidiary has good and valid title to such Owned Real Property, free and clear of all Liens other than (I) any such Lien which is a Real Estate Permitted Lien and (II) any conditions, covenants, encroachments, easements, restrictions and other encumbrances that do not materially adversely affect the use by the Company or any Company Subsidiary (or any successor in title to the Company or Company Subsidiary) of such Owned Real Property for residential home building activities, (ii) except as set forth on Section 3.16(a) of the Company Disclosure Letter or pursuant to Home Sale Contracts, there are no reversion rights, outstanding options or rights of first refusal in favor of any other Person to purchase, lease, occupy or otherwise utilize such Owned Real Property or any portion thereof or interest therein that would reasonably be expected to materially adversely affect the use by the Company or any Company Subsidiary (or any successor in title to the Company or Company Subsidiary) of such Owned Real Property for residential home building activities, and (iii) neither the Company nor the Company Subsidiaries have, nor to the Knowledge of the Company has any predecessor in title to the Company or a Company Subsidiary, collaterally assigned or granted a security interest in the Owned Real Property except for the Real Estate Permitted Liens and other Liens that were discharged in full prior to the date hereof. Neither the Company nor any of the Company Subsidiaries has received notice of any pending, and to the Knowledge of the

Company there is no pending or threatened in writing, material condemnation or eminent domain proceeding, or any sale in lieu thereof, with respect to any Owned Real Property, except for dedications of roads or rights-of-way made as a result of the zoning, platting or development plans for such Owned Real Property.
(b) Section 3.16(b) of the Company Disclosure Letter sets forth a true, correct and complete list of all Leased Real Property and each Company Lease related thereto. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each lease, sublease, license, easement and other agreement under which the Company or any of the Company Subsidiaries uses or occupies or has the right to use or occupy any real property (the “Leased Real Property”, and each such lease, sublease, license, easement or other agreement, a “Company Lease”), is valid, binding and in full force and effect and (ii) no uncured default on the part of the Company or, if applicable, a Company Subsidiary or, to the Knowledge of the Company, the landlord or other parties to such Company Lease exists or will exist with the giving of notice, the passage of time or both. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of the Company Subsidiaries has a good and valid leasehold interest, subject to the terms of any Company Lease applicable thereto, in all Leased Real Property, free and clear of all Liens, except for (I) Real Estate Permitted Liens and (II) conditions, covenants, encroachments, easements, restrictions and other encumbrances that do not adversely affect the use of the Leased Real Property by the Company or any Company Subsidiary. Neither the Company nor any of the Company Subsidiaries has (x) received written notice of any pending, and to the Knowledge of the Company there is no pending or threatened in writing, material condemnation or eminent domain proceeding with respect to any Leased Real Property, (y) collaterally assigned or granted a security interest in the Leased Real Property except for Real Estate Permitted Liens and other Liens that were discharged in full prior to the date hereof, or (z) received any written notice of any material default under a Company Lease and, to the Knowledge of the Company, no event has occurred and no condition exists that, with notice or lapse of time, or both, would constitute a material default by the Company or any of the Company Subsidiaries, as applicable, under any Company Lease.
(c) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no judgment, injunction, order, decree, statute, ordinance, rule, regulation, moratorium, or other action by or before a Governmental Entity exists or is pending or threatened in writing that restricts the development or sale of Owned Real Property or the development and construction of residential homes thereon, including, without limitation, any moratorium applicable to any of the Owned Real Property or Contract Property that would prohibit (i) the issuance of building permits for the construction of houses, or certificates of occupancy therefor, (ii) the purchase of sewer or water taps, (iii) the issuance of subdivision approvals, or (iv) the issuance of development permits.
(d) [Reserved].
(e) Except as set forth on Section 3.16(e) of the Company Disclosure Letter, there are no parties other than the Company and any Company Subsidiaries in possession of any portion of the Owned Real Property, and, as of the date hereof, other than in the ordinary course of business, neither the Company nor any Company Subsidiary has granted any Person any right to use all or any portion of the Owned Real Property or (with the exception of the seller thereof) the Contract Property.
(f) The Company or one of the Company Subsidiaries has good and valid title to, or in the case of leased tangible assets, a valid leasehold interest in, all of its material tangible personal property, free and clear of all Liens other than Real Estate Permitted Liens. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the tangible personal property currently used in the operation of the business of the Company and the Company Subsidiaries is in good working order (reasonable wear and tear excepted).
(g) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the marketing and sale of Real Property by the Company and any Company Subsidiary (including, without limitation, Residential Units, Residential Lots and Owned Development Parcels) has been in compliance with all applicable Laws.

Section 3.17. Material Contracts.
(a) Except for this Agreement, Section 3.17 of the Company Disclosure Letter contains a complete and correct list, as of the date hereof, of each Contract described below in this Section 3.17(a) to which the Company or any Company Subsidiary is a party or bound, in each case as of the date hereof, other than Company Benefit Plans or purchase orders (all Contracts of the type required to be disclosed in this Section 3.17(a), whether or not set forth on Section 3.17 of the Company Disclosure Letter, being referred to herein as the “Material Contracts”):
(i) each Contract that limits in any material respect the freedom of the Company or any Company Subsidiary to (A) compete or engage in any line of business (x) material to the Company or any Company Subsidiary, taken as a whole, or their ability to operate the business in the ordinary course, (y) in any geographic region or (z) with any Person or (B) sell, supply or distribute any product or service, build on or acquire real property, use or enforce any Owned Company IP or Intellectual Property Rights exclusively licensed to the Company or any Company Subsidiary, or hire or solicit any Person in any manner that, in each case of this clause (B), has the effect of restricting in any material respect the Company or the Company Subsidiaries from the development, marketing or distribution of products and services, in each case, in any geographic area, and in each of case (A) and (B), other than customary confidentiality obligations;
(ii) each material partnership, joint venture, strategic alliance, limited liability company agreement (other than any such agreements solely between or among the Company and its wholly owned Subsidiaries) or similar Contract (excluding, for avoidance of doubt, reseller agreements and other commercial agreements that do not involve the formation of an entity with any third Person);
(iii) each acquisition or divestiture Contract (including for the acquisition and sale of loans) that contains representations, covenants, indemnities or other obligations (including “earnout” or other contingent payment obligations) that would reasonably be expected to result in the receipt or making by the Company or any Company Subsidiary of future payments thereunder in excess of $50,000,000 (excluding Real Estate Purchase Agreements and any other Contracts executed in connection therewith in the ordinary course of business consistent with past practice);
(iv) each Contract that gives any Person the right to acquire any assets of the Company or any Company Subsidiary (excluding Real Estate Purchase Agreements, any other Contracts executed in connection therewith in the ordinary course of business consistent with past practice and other ordinary course commitments to acquire or dispose of real property, including individual homes, lots, inventory, products, goods, services, supplies, equipment or off-the-shelf technology, Contracts relating to the joint acquisition of real property and Contracts that give any Person a right to or interest in the proceeds of sale of any real property) after the date hereof with consideration of more than $50,000,000;
(v) each Contract that: (i) provides for the authorship, invention, creation, conception or other development of any material Intellectual Property or Intellectual Property Rights (A) by the Company or a Company Subsidiary for any other Person or (B) for the Company or a Company Subsidiary by any other Person (excluding agreements with independent contractors, engineering firms (or engineers), architectural firms (or architects) or similar professional enterprises); (ii) provides for the assignment or other transfer of any ownership interest in material Intellectual Property or Intellectual Property Rights (A) to the Company from any other Person (excluding agreements with independent contractors, engineering firms (or engineers), architectural firms (or architects) or similar professional enterprises) or (B) by the Company to any other Person; (iii) includes any grant of an Intellectual Property License to any other Person by the Company (other than, with respect to this subsection (iii), non-exclusive licenses granted to customers, contractors, consultants, engineering firms (or engineers), architectural firms (or architects) or similar professional enterprises in the ordinary course of business); or (iv) includes any grant of an Intellectual Property License by any other Person (other than, with respect to this subsection (iv) only, Intellectual Property Licenses for off-the-shelf Software and other Software that is generally commercially available on standard terms, and non-exclusive licenses granted by customers, contractors, consultants, contractors, consultants, engineering firms (or engineers), architectural firms (or architects) or similar professional enterprises or other vendors in the ordinary course of business);

(vi) each settlement agreement or similar Contract (excluding any customary non-disclosure agreement) that (A)(x) imposes material obligations on the Company and the Company Subsidiaries after the date hereof (for the avoidance of doubt, other than customary confidentiality obligations) or (y) involves payments after the date hereof in excess of, $5,000,000 or (B) is with a Governmental Entity entered into since January 1, 2021 that imposes material ongoing obligations on the Company and the Company Subsidiaries;
(vii) each Contract not otherwise described in any other subsection of this Section 3.17(a) pursuant to which the Company or any Company Subsidiary is obligated, in accordance with the terms thereof, to pay, or entitled to receive, payments in excess of $5,000,000 in the twelve (12) month period immediately following the date hereof or obligates the Company or any Company Subsidiary to maintain or guaranty capital levels of any entity, in each case, excluding Real Estate Purchase Agreements, any other Contracts executed in connection therewith in the ordinary course of business consistent with past practice and other ordinary course commitments to acquire, sell or otherwise dispose of real property, including individual homes, lots, inventory, products, goods, services, supplies, equipment or off-the-shelf technology or any other Contracts that are expressly excluded from disclosure under any other category in this Section 3.17(a);
(viii) each Contract that obligates the Company or any Company Subsidiary to make any capital investment or capital expenditure, in each case outside the ordinary course of business and in excess of $5,000,000 per annum individually, other than Real Estate Purchase Agreements and any other Contracts executed in connection therewith in the ordinary course of business consistent with past practice;
(ix) each Contract that is a Material Supplier Agreement;
(x) each Contract, other than a Real Estate Purchase Agreement and any other Contract executed in connection therewith in the ordinary course of business consistent with past practice, pursuant to which the Company or any Company Subsidiary grants any right of first refusal or right of first offer to another Person to own, operate, sell, transfer, pledge or otherwise dispose of any businesses or material assets, in each case, other than any such Contracts that are not material to the Company and any Company Subsidiaries, taken as a whole, or their ability to operate the business in the ordinary course;
(xi) each Contract that contains any exclusivity rights or “most favored nations” provisions or minimum use or supply requirements, in each case, for the benefit of the applicable counterparty;
(xii) each Contract providing for indemnification of any officer, director or employee of the Company or any Company Subsidiary by the Company or any Company Subsidiary, other than Contracts entered into on substantially the same form as the standard forms of the Company and the Company Subsidiaries;
(xiii) each Contract creating outstanding Indebtedness (or commitments in respect thereof) of the Company or any Company Subsidiary (whether incurred, assumed, guaranteed or secured by any asset) in an amount in excess of $50,000,000, other than (1) accounts receivable and payable in the ordinary course of business; (2) loans to wholly-owned Company Subsidiaries; and (3) extensions of credit, mortgages, surety bonds, letters of credit or other loans to the Company or any Company Subsidiary in the ordinary course of business;
(xiv) each Labor Agreement;
(xv) each Company Lease;
(xvi) any Contract not otherwise described in any other subsection of this Section 3.17(a) that would constitute a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and the Company Subsidiaries, taken as a whole.
(b) True, correct and complete copies of each Material Contract in effect as of the date hereof have been made available to Parent or publicly filed with the SEC prior to the date hereof. None of the Company or any Company Subsidiary is in breach of or default under the terms of any Material Contract, except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, as of the date hereof, except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no other party to any Material Contract is in breach of or default under the terms of any Material Contract and (ii) each party to any Material Contract has performed all obligations required to be performed by it under such Contract. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Material Contract is a valid, binding and enforceable obligation of the Company or the Company Subsidiary which is party thereto and, to the Knowledge of the Company, of each other party thereto, and is in full force and effect, subject to the Enforceability Limitations.
Section 3.18. Environmental Matters.
(a) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) neither the Company nor any Company Subsidiary is in violation of any Environmental Law and (ii) the Company and the Company Subsidiaries have obtained, maintain and timely applied for all Company Permits required under any Environmental Law (“Environmental Permits”) and the Company and the Company Subsidiaries are, and since January 1, 2021 have been, in compliance with such Environmental Permits and (iii) there is no Proceeding pending, or to the Knowledge of the Company, threatened, to revoke, suspend or adversely modify any such Environmental Permit.
(b) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) there are no and there have been no Releases or threatened Releases of Hazardous Substances with respect to Owned Real Property or Leased Real Property or, to the Knowledge of the Company, any other location (including any other currently or formerly owned, leased or operated property or location used for the treatment, storage, disposal, recycling or other handling of Hazardous Substances), (ii) neither the Company nor any Company Subsidiary has arranged, by written contract, agreement or otherwise, for the treatment, storage, transportation or disposal of Hazardous Substances, and (iii) to the Knowledge of the Company, no Hazardous Substances are present at, on, in or under any property currently or formerly owned, operated or leased by the Company or any Company Subsidiaries, that would result in an Environmental Claim against or liability to the Company or any Company Subsidiary.
(c) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Proceeding or, to the Knowledge of the Company, any private environmental investigation is pending or threatened, alleging non-compliance by the Company or any Company Subsidiary with respect to any Environmental Law or Environmental Permit or otherwise concerning or relating to the operations of the Company or any Company Subsidiary that seeks to impose, or that is reasonably likely to result in the imposition of, any liability arising under any Environmental Law upon the Company or any Company Subsidiary. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no liabilities of or relating to the Company or any of the Company Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, arising under or relating to any Environmental Law, and there are no facts, conditions, situations or set of circumstances existing, initiated or occurring, which have or would reasonably be expected to result in or be the basis for any such liability.
(d) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the execution of this Agreement nor the consummation of the Transactions will require any investigation or remediation activities or notice to or consent of any Governmental Entity or third party pursuant to any Environmental Law or with respect to Hazardous Substances.
(e) The Company and the Company Subsidiaries have made available to Parent all material environmental audits, reports and other material environmental documents as of the date of this Agreement relating to the Company’s current material properties, facilities or operations (including any material property, facility or operation owned within the last three years and any property that Company or the Company Subsidiaries have foreclosed within the last three years or are in the process of foreclosing on)

which are in their possession or under their reasonable control, in each case, to the extent that such audits, reports and other material environmental documents disclose environmental liabilities or the presence or suspected presence of Hazardous Substances on, at, or under the land, or in underlying soil or groundwater, that would be reasonably expected to prohibit use of the land for residential purposes.
Section 3.19. Suppliers. Section 3.19 of the Company Disclosure Letter sets forth a list of the top ten (10) suppliers and vendors (excluding legal service providers and investment bankers) of the Company and the Company Subsidiaries, taken as a whole, measured by the aggregate amounts paid by the Company and the Company Subsidiaries to such supplier or vendor and its affiliates during the 12-month period ended December 31, 2023 (each, a “Material Supplier” and each Contract pursuant to which the Company or a Company Subsidiary paid those amounts to the applicable Material Supplier, a “Material Supplier Agreement”). Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of the Company Subsidiaries has received any written notice or, to the Knowledge of the Company, has any reason to reasonably believe that there has been any material adverse change in the price of the supplies or services provided by any Material Supplier or that such Material Supplier intends to terminate, modify or not renew existing Contracts with the Company or the Company Subsidiaries.
Section 3.20. Insurance. As of the date hereof, except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) the Company and the Company Subsidiaries are insured with reputable insurers against such risks and in such amounts as are customary for companies of similar size in the same or similar lines of business as the Company and the Company Subsidiaries, (b) the Company and the Company Subsidiaries are, and since January 1, 2021 have been, in compliance with their respective insurance policies and Contracts and are not in default under any of the terms thereof, (c) all current insurance policies and insurance Contracts of the Company and the Company Subsidiaries are in full force and effect and are valid and enforceable, (d) all premiums due thereunder have been paid in accordance with the agreed premium payment terms and (e) neither the Company nor any Company Subsidiary has received written notice of cancellation or termination with respect to any current third-party insurance policies or insurance Contracts (other than in connection with normal renewals of any such insurance policies or Contracts).
Section 3.21. Information Supplied. The information relating to the Company and the Company Subsidiaries to the extent supplied by or on behalf of the Company and the Company Subsidiaries to be contained in, or incorporated by reference in, the Proxy Statement (or any amendment or supplement thereto) and any other document incorporated or referenced therein, will not, on the date the Proxy Statement is first mailed to the Company Stockholders or at the time the Proxy Statement (or any amendment or supplement thereto) is filed with the SEC or on the date of the Company Stockholders’ Meeting, contain any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading. The Proxy Statement (as amended and supplemented) will comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing provisions of this Section 3.21, no representation or warranty is made by the Company with respect to information or statements made, contained or incorporated by reference in the Proxy Statement (or any amendment or supplement thereto) and any other document incorporated or referenced therein, supplied or based upon information supplied by or on behalf of Guarantor, Parent or Merger Sub or any of their respective affiliates or Representatives.
Section 3.22. Opinion of Financial Advisor. The Company Board of Directors has received an oral opinion of the Company’s financial advisor, Vestra Advisors LLC, subsequently confirmed in writing, to the effect that, as of the date of such opinion and based upon and subject to the various matters, assumptions and limitations set forth therein, the Merger Consideration is fair, from a financial point of view, to the holders of the Company Common Stock. Following the execution of this Agreement by all Parties, a confidential copy of such opinion will be provided to Parent promptly for informational purposes only.
Section 3.23. Takeover Statutes; Anti-Takeover Laws. Assuming the accuracy of Parent’s and Merger Sub’s representations and warranties set forth in Section 4.8 (Stockholder and Management Arrangements) and Section 4.12 (Stock Ownership), the Company Board of Directors has taken all action necessary to render inapplicable to this Agreement and the Transactions (including, for the avoidance of doubt, the Voting

Agreement) the restrictions on “business combinations” set forth in Section 203 of the DGCL and any other similar applicable anti-takeover Law (“Takeover Statute”) or any takeover or anti-takeover provision in Company Governing Documents. The Company has no rights plan or “poison-pill” in effect.
Section 3.24. Related Party Transactions. There are no transactions or series of related transactions or Contracts (including Related Party Contracts) in effect, nor are there any currently proposed transactions or series of related transactions or Contracts (including Related Party Contracts), that would be required to be disclosed under Item 404 of Regulation S-K that have not been otherwise disclosed in the SEC Documents filed prior to the date hereof.
Section 3.25. Nature of Business. None of the Company or any Company Subsidiary (a) produces, designs, tests, manufactures, fabricates, or develops “critical technologies” as that term is defined in 31 C.F.R. § 800.215; (b) performs the functions as set forth in column 2 of Appendix A to 31 C.F.R. part 800 with respect to covered investment “critical infrastructure”; or (c) maintains or collects, directly or indirectly, “sensitive personal data” as that term is defined in 31 C.F.R. § 800.241.
Section 3.26. Finders and Brokers. Other than Vestra Advisors LLC, neither the Company nor any Company Subsidiary has employed or engaged any investment banker, broker or finder in connection with the Transactions who is entitled to any fee or any commission in connection with this Agreement or upon or as a result of the consummation of the Merger.
Section 3.27. Insurance Business.
(a) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company Insurance Subsidiaries is (i) duly licensed or authorized as an insurance company or, where applicable, reinsurance company, risk retention group, captive insurer or producer, in its jurisdiction of incorporation or organization and (ii) duly licensed, registered or otherwise eligible to transact the business of insurance or reinsurance, as applicable, in each other jurisdiction where it is required to be so licensed, registered or otherwise eligible in order to conduct its business as currently conducted.
(b) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) to the Knowledge of the Company, since January 1, 2021, at the time each agent, representative, producer, reinsurance intermediary, wholesaler, third-party administrator, distributor, broker, employee or other person authorized to sell, produce, manage or administer products on behalf of any Company Subsidiary (“Company Agent”) wrote, sold, produced, managed, administered or procured business for a Company Subsidiary, such Company Agent was, at the time Company Agent wrote or sold business, duly licensed for the type of activity and business written, sold, produced, managed, administered or produced to the extent required by applicable Law, (ii) to the Knowledge of the Company, no Company Agent has been since January 1, 2021, or is currently, in material violation (or with or without notice or lapse of time or both, would be in violation) of any Law, rule or regulation applicable to such Company Agent’s writing, sale, management, administration or production of insurance business for any Company Insurance Subsidiary and (iii) since January 1, 2021, each Company Agent was appointed by Company or a Company Insurance Subsidiary in material compliance with applicable Insurance Laws, rules and regulations and all processes and procedures undertaken with respect to such Company Agent were undertaken in material compliance with applicable Insurance Laws, rules and regulations.
(c) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2021, each Company Insurance Subsidiary has operated and otherwise been in compliance with all applicable Insurance Laws, rules and regulations.
(d) Statutory Statements; Examinations.
(i) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2021, each of the Company Insurance Subsidiaries so required has filed or submitted all annual and quarterly statutory financial statements and other reports required by applicable Insurance Law to be filed with or submitted to the appropriate Insurance Regulator of the jurisdiction in which it is domiciled (collectively, the “Company Statutory Statements”).

(ii) The Company has made available to Parent true, complete and correct copies of all Company Statutory Statements for each quarterly and annual period from and after January 1, 2021, each in the form filed with the applicable Insurance Regulator. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the financial statements included in such Company Statutory Statements were prepared in all material respects in accordance with Applicable SAP, applied on a consistent basis for the applicable period, except as may have been noted therein, during the periods involved, and fairly present in all material respects, to the extent required by and in conformity with Applicable SAP, the statutory financial position of the relevant Company Insurance Subsidiary as of the respective dates thereof, and the results of operations of such Company Insurance Subsidiary for the respective periods then ended.
(iii) The Company has made available to Parent, to the extent permitted by applicable Law, true and complete copies of all examination reports of any Insurance Regulators received by it on or after January 1, 2021, through the date of this Agreement, relating to the Company Insurance Subsidiaries and has notified Parent of any pending examinations.
(e) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, except as required by Insurance Laws of general applicability and the insurance or reinsurance permits maintained by the Company Insurance Subsidiaries, there are no material written agreements, memoranda of understanding, commitment letters or similar undertakings binding on the Company or any of the Company Subsidiaries or to which the Company or any of the Company Subsidiaries is a party, on one hand, and any Governmental Entity is a party or addressee, on the other hand, or any orders or directives by, or supervisory letters or cease-and-desist orders from, any Governmental Entity, nor has the Company nor any of the Company Subsidiaries adopted any board resolution at the request of any Governmental Entity, in each case specifically with respect to the Company or any of the Company Subsidiaries, which (a) limit the ability of the Company or any of the Company Insurance Subsidiaries to issue Company Insurance Policies or enter into reinsurance agreements or to offer or sell insurance policies, (b) require any divestiture of any investment of any Subsidiary, (c) in any manner relate to the ability of any of the Company’s Subsidiaries to pay dividends or (d) require any investment of the Company Insurance Subsidiaries to be treated as non-admitted assets (or the local equivalent).
(f) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the reserves for losses (including incurred but not reported losses), loss adjustment expenses (whether allocated or unallocated) and unearned premiums of each Company Insurance Subsidiary contained in the Company Statutory Statements (a) were determined in accordance with generally accepted actuarial standards consistently applied (except as otherwise noted in such financial statements), (b) were fairly stated in accordance with sound actuarial principles, (c) satisfied all applicable Laws and have been computed on the basis of methodologies consistent with those used in computing the corresponding reserves in the prior fiscal years, except as otherwise noted in the such financial statements and notes thereto included therein, and (d) include provisions for all actuarial reserves and related items which ought to be established in accordance with applicable Law and regulations and in accordance with prudent insurance practices generally followed in the insurance industry. As of the date of this Agreement, the Company has made available to Parent a true, complete and correct copy of all actuarial reports in the Company’s possession and prepared by independent actuaries with respect to any Company Insurance Subsidiary for periods beginning on after January 1, 2021. Any information and data furnished by independent actuaries in connection with the preparation of such actuarial reports were derived from the books and records of the Company and the Company Subsidiaries.
Section 3.28. Mortgage Business.
(a) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no Company Mortgage Loan is subject to any defect or condition that would allow a Loan Investor or Regulatory Agency to increase the loss level for such Company Mortgage Loan, seek repurchase or indemnification or seek other recourse or remedies against the Company or the Company Subsidiaries; and (ii) no facts or circumstances exist that would result in the loss or reduction of any mortgage insurance or guarantee benefit, or claims for recoupment or restitution of payments previously made under any mortgage insurance or guarantee benefit;

(b) Section 3.28(b) of the Company Disclosure Letter sets forth a true and complete description, as of the date hereof, of all loss sharing arrangements of the Company or any of the Company Subsidiaries with respect to any Company Mortgage Loans or Servicing Agreements.
(c) Section 3.28(c) of the Company Disclosure Letter sets forth a true and complete list, as of the date hereof, of all material current pending mortgage insurance related claims.
(d) The Company and the Company Subsidiaries have the entire right, title and interest in and to the Servicing Rights and have the sole right to service the Company Mortgage Loans currently being serviced by the Company or any Company Subsidiary subject to Applicable Requirements. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each servicing advance made by or on behalf of the Company or the Company Subsidiaries was made, and is reimbursable in accordance with the applicable Servicing Agreement and is a valid and subsisting amount owing to the Company or such Company Subsidiary and (ii) neither the Company nor any of the Company Subsidiaries has received any written notice from a Loan Investor, Insurer or other party in which such Loan Investor, Insurer or other party disputes or denies any claim by or on behalf of the Company or such Company Subsidiary for reimbursement in connection with a servicing advance, except, in any such case, as described on Section 3.28(d) of the Company Disclosure Letter.
(e) Section 3.28(e) of the Company Disclosure Letter sets forth a true and complete list, as of the date hereof, of each mortgage warehouse lending agreement, mortgage loan repurchase agreement or similar mortgage loan financing agreement to which the Company or any of the Company Subsidiaries is a party.
Section 3.29. No Other Representations. The Company acknowledges that none of Parent, Merger Sub or any of their respective Representatives makes, and the Company acknowledges that it has not relied upon or otherwise been induced by, any express or implied representation or warranty with respect to Parent, Merger Sub or any of their respective Subsidiaries or with respect to any other information provided or made available to the Company or its Representatives in connection with the Transactions, including any information, documents, projections, forecasts or other material made available to the Company or to the Company’s Representatives in certain “data rooms” or management presentations in expectation of the Transactions or the accuracy or completeness of any of the foregoing, except, in each case for the representations and warranties contained in Article IV and the certificate delivered pursuant to Section 7.3(b). Without limiting the generality of the foregoing, the Company acknowledges that, except as may be expressly provided in Article IV and the certificate delivered pursuant to Section 7.3(b), no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospective information that may have been made available, directly or indirectly, to the Company, any of its Representatives or any other Person.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
OF PARENT AND MERGER SUB
Parent and Merger Sub represent and warrant to the Company as set forth below.
Section 4.1. Qualification, Organization, etc. Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted. Each of Parent and Merger Sub is qualified to do business and is in good standing (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification or to be in good standing, except where the failure to be so qualified or, where relevant, in good standing, has not had or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 4.2. Corporate Authority.
(a) Parent and Merger Sub have all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions, including the Merger. The execution and delivery of this Agreement, the performance of Parent’s and Merger Sub’s obligations under this Agreement, and the consummation of the Transactions have been duly and validly authorized by all necessary corporate action of Parent and Merger Sub and no other corporate proceedings (pursuant to the Parent Governing Documents or otherwise) on the part of Parent or Merger Sub are necessary to authorize the performance of Parent’s or Merger Sub’s obligations under this Agreement or the consummation of, and to consummate, the Transactions, except for the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.
(b) This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming this Agreement constitutes the valid and binding agreement of the Company, constitutes the valid and binding agreement of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to the Enforceability Limitations.
Section 4.3. Governmental Consents; No Violation.
(a) Other than in connection with or in compliance with (i) the DGCL (including the filing of the Certificate of Merger with the Secretary of State of the State of Delaware), (ii) the Securities Act, (iii) the Exchange Act, (iv) applicable state securities, takeover and “blue sky” laws, (v) the HSR Act, (vi) the Governmental Requirements, and (vii) any applicable requirements of the Tokyo Stock Exchange, no authorization, permit, notification to, consent or approval of, or filing with, any Governmental Entity is necessary or required, under applicable Law, for the consummation by Parent and Merger Sub of the Transactions, except for such authorizations, permits, notifications, consents, approvals or filings that, if not obtained or made, would not have or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b) The execution and delivery by Parent and Merger Sub of this Agreement do not, and except as described in Section 4.3(a), the consummation of the Transactions and the transactions contemplated by the Voting Agreement and performance and compliance with the provisions hereof and thereof will not (i) conflict with or result in any violation or breach of, or result in a default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation, first offer, first refusal or acceleration of any obligation or to the loss of a benefit under, any material Contract binding upon Parent or Merger Sub or to which any of them are a party or by which or to which any of their respective properties, rights or assets are bound or subject, or result in the creation of any Lien upon any of the properties, rights or assets of Parent or Merger Sub, other than Permitted Liens, (ii) conflict with or result in any violation of any provision of the Parent Governing Documents or the certificate of incorporate or bylaws of Merger Sub or (iii) conflict with or violate any Laws applicable to Parent or Merger Sub or any of their respective properties, rights or assets, other than in the case of clauses (i) and (iii), any such violation, breach, conflict, default, termination, modification, cancellation, acceleration, right, loss or Lien that has not had or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 4.4. No Parent Vote or Approval Required. (A) The vote or consent of Parent, as the sole stockholder of Merger Sub is the only vote or consent of the capital stock of, or other equity interest in, Merger Sub, and (B) the vote or consent of the sole member of Parent, is the only vote or consent of the equity interest in Parent, in each case necessary to approve and adopt this Agreement and the Transactions, including the Merger and each such consent has been duly executed and delivered to Parent and Merger Sub (as applicable), and not withdrawn, to be effective by its terms, in the case of clause (A) immediately following, and in the case of (B) upon, execution of this Agreement, adopting this Agreement.
Section 4.5. Litigation; Orders. As of the date hereof, (i) there are no Proceedings pending or, to Parent’s knowledge, threatened against Parent or any Parent Subsidiary, including Merger Sub, and (ii) there are no orders, judgments, decrees or settlement agreements with a Governmental Entity to which Parent or any Parent Subsidiary or any of their respective properties, rights or assets is subject, in each case of (i) and (ii), except for those that have not had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 4.6. Information Supplied. The information relating to Guarantor, Parent and Merger Sub supplied by or on behalf of Guarantor, Parent and Merger Sub to be contained in, or incorporated by reference in, the Proxy Statement (or any amendment or supplement thereto) and any other document incorporated or referenced therein, will not, on the date the Proxy Statement is first mailed to the Company Stockholders or at the time the Proxy Statement (or any amendment or supplement thereto) is filed with the SEC or on the date of the Company

Stockholders’ Meeting, contain any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing provisions of this Section 4.6, no representation or warranty is made by Parent or Merger Sub with respect to information or statements made, contained or incorporated by reference in the Proxy Statement (or any amendment or supplement thereto) and any other document incorporated or referenced therein, which information or statements were not supplied by or on behalf of Parent or Merger Sub.
Section 4.7. No Exclusive Arrangements. Except for Moelis & Company LLC which is Parent’s financial advisor for the Transaction and Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. which is Guarantor’s financial advisor for the Transaction, as of the date hereof, neither Parent nor Merger Sub, or any of their respective affiliates has entered into any Contract, arrangement or understanding (i) awarding any agent, broker, investment banker or financial advisor any financial advisory role on an exclusive basis in connection with the Merger or other Transactions; or (ii) expressly prohibiting any bank, investment bank or other potential provider of debt or equity financing from providing or seeking to provide debt or equity financing or financial advisory services to any Person in connection with a transaction relating to the Company or any Company Subsidiary.
Section 4.8. Stockholder and Management Arrangements. Except as set forth in Section 4.8 of the Company Disclosure Letter and the Voting Agreement, as of the date hereof, none of Parent or any of its affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other affiliate of the Company or any Company Subsidiary, in each case in their capacity as such, (a) relating to (i) this Agreement, the Merger or the other Transactions; or (ii) the Surviving Corporation or any of its Subsidiaries; or (b) pursuant to which any (i) such holder of Company Common Stock would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s shares of Company Common Stock; (ii) such holder of Company Common Stock has agreed to approve this Agreement or vote against any Superior Proposal; or (iii) such stockholder, director, officer, employee or other affiliate of the Company or any of the Company Subsidiaries has agreed to provide, directly or indirectly, equity investment to Guarantor, Parent or Merger Sub, the Company or any of their respective affiliates to finance any portion of the Merger.
Section 4.9. Solvency. Neither Parent nor Merger Sub is entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors of itself or its affiliates. Assuming the satisfaction or waiver of the conditions set forth in Article VII, as of the Effective Time and immediately after giving effect to the Merger (including the payment of all amounts payable pursuant to Article II in connection with or as a result of the Merger and the other Transactions and all related fees and expenses of Parent, the Company and their respective affiliates in connection therewith), (a) the amount of the “fair saleable value” of the assets of the Surviving Corporation and its Subsidiaries will exceed (i) the value of all liabilities of the Surviving Corporation and its Subsidiaries, including contingent and other liabilities; and (ii) the amount that will be required to pay the probable liabilities of the Surviving Corporation and its Subsidiaries on its existing debts (including contingent liabilities) as such debts become absolute and matured; (b) the Surviving Corporation and its Subsidiaries will not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged; and (c) the Surviving Corporation and its Subsidiaries will be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of the foregoing, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.
Section 4.10. Financing.
(a) Parent or Guarantor and certain financing institutions have entered into one or more binding commitment letters (collectively, the “Debt Commitment Letter”) entitling Parent or Guarantor to borrow funds in an aggregate amount which, together with all other sources of funding available to Guarantor and after netting out applicable fees, expenses, original issue discount and similar premiums and charges and after giving effect to the maximum amount of “flex” (including any original issue discount flex) provided for under the Debt Commitment Letter and Fee Letter, Parent and their respective Subsidiaries (and assuming the accuracy of the Company’s representations and warranties set forth in Section 3.2(a),

Section 3.2(b), the first sentence of Section 3.2(c) (only to the extent relating to the capital stock or other equity interests of the Company) and Section 3.2(d), such that the condition set forth in Section 7.2(a) is satisfied or waived) will be sufficient to satisfy (i) the payment of all amounts payable by Parent and Merger Sub in accordance with this Agreement, including pursuant to Article II, in connection with or as a result of this Agreement, the Merger and the other Transactions and all related costs, fees and expenses of Parent, the Company and their respective Subsidiaries in connection therewith (including under Section 2.4), (ii) any repayment or refinancing of any existing indebtedness of the Company or the Company Subsidiaries (for the avoidance of doubt, other than the Company Notes) contemplated by, or required in connection with the Transactions described in, this Agreement or the Debt Commitment Letter, and (iii) all amounts payable pursuant to Section 6.13 (collectively, (i) through (iii), the “Financing Amounts”). The debt financing committed pursuant to the Debt Commitment Letter, as amended or replaced from time to time in accordance with this Agreement, is collectively referred to in this Agreement as the “Debt Financing”.
(b) Parent or Guarantor has delivered (or caused to be delivered) to the Company a true, complete and correct copy of the Debt Commitment Letter and any fee letters related thereto (the “Fee Letter,” subject, in the case of such fee letters, to redaction solely of provisions related to fees, pricing and economic “flex” terms). Parent expressly acknowledges and agrees that the obligations of Parent under this Agreement are not conditioned in any manner upon Parent obtaining any financing (including term loans, bridge financing and bonds).
(c) Except as expressly set forth in the Debt Commitment Letter and Fee Letter, there are no conditions precedent to the obligations of the Financing Parties to provide the Debt Financing or any contingencies that would permit the Financing Parties to reduce the total amount of the Debt Financing, impose any additional conditions precedent to the availability of the Debt Financing or that would reasonably be expected to affect the timing of the availability of the Debt Financing, including any condition or other contingency relating to the amount or availability of the Debt Financing pursuant to any “flex” provision. Other than the Debt Commitment Letter and the Fee Letter, there are no side letters, understandings or other agreements, contracts or arrangements of any kind (written or oral) to which Parent or Guarantor is a party, or of which Parent has knowledge, relating to the funding of the full amount of the Debt Financing, in each case, that would reasonably be expected affect the availability of the Debt Financing. As of the date hereof, assuming the satisfaction or waiver of the conditions in Article VII, neither Parent nor Guarantor is aware of any event or circumstance which, with or without notice, lapse of time or both, would or would reasonably be expected to (i) constitute or result in a default under, breach or failure to satisfy condition precedent on the part of Parent or Guarantor, or, to the knowledge of Parent or Guarantor, or on the part of any other party under the Debt Commitment Letters or (ii) otherwise result in any portion of the Debt Financing to be unavailable on a timely basis, and in any event, not later than the Closing. Parent or Guarantor has paid in full any and all commitment fees or other applicable fees required to be paid pursuant to the terms of the Debt Commitment Letter on or before the date of this Agreement and will pay (or cause to be paid) in full any applicable amounts due on or before the Effective Time.
Section 4.11. Finders and Brokers. Neither Parent nor any of its affiliates has employed or engaged any investment banker, broker or finder in connection with the Transactions who is entitled to any fee or any commission from the Company or any of the Company Subsidiaries in connection with this Agreement or upon or as a result of the consummation of the Merger or the other Transactions based on arrangements made by or on behalf of Parent or any of its affiliates.
Section 4.12. Stock Ownership. Assuming the accuracy of the Company’s representations and warranties set forth in Section 3.23, none of Guarantor, Parent, Merger Sub or any of their respective directors, officers, general partners or, to the knowledge of Parent or Guarantor, any of their respective controlled affiliates is or at any time for the past three (3) years has been, (a) an “interested stockholder” of the Company as defined in Section 203 of the DGCL or (b) an “Interested Stockholder” or “Affiliate” or “Associate” thereof, in each case of this clause (b), as defined in the Company Certificate. Neither Guarantor, Parent, Merger Sub, or, to the knowledge of Parent or Guarantor, any of their respective controlled affiliates directly or indirectly owns as of the date hereof, and at all times for the past three (3) years through the date hereof or has owned, beneficially or otherwise, any shares of Company Common Stock or other securities that are convertible, exchangeable or exercisable into Company Common Stock. None of Guarantor, Parent or Merger Sub or, to the knowledge of Parent or Guarantor, any of their respective controlled affiliates holds any rights to acquire or vote any shares of Company Common Stock or other securities that are convertible, exchangeable or exercisable into Company Common Stock except pursuant to this Agreement.
Section 4.13. No Merger Sub Activity. Merger Sub has been formed solely for the purpose of engaging in the Merger, and, since its date of formation and prior to the Effective Time, Merger Sub has not and will not have engaged in any activities, incurred any liabilities or obligations, other than as contemplated by this Agreement. Parent or a direct or indirect wholly-owned Subsidiary of Parent owns beneficially and of record all of the outstanding capital stock, and other equity, securities and voting interest in, Merger Sub free and clear of all Liens. Merger Sub has no outstanding option, warrant, right or any other agreement pursuant to which any Person other than Parent or a direct or indirect wholly-owned Subsidiary of Parent may acquire any capital stock, or other equity, securities or voting interest of Merger Sub.
Section 4.14. Exclusivity of Representations and Warranties.
(a) No Other Representations and Warranties. Each of Parent and Merger Sub acknowledges and agrees, that, except for the representations and warranties expressly set forth in Article III:
(i) none of the Company, the Company Subsidiaries, any of their respective affiliates or Representatives, or any other Person makes, or has made, any representation or warranty relating to the Company, Company Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Merger or the other Transactions; and
(ii) the representations and warranties made by the Company in this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to Guarantor, Parent, Merger Sub or any of their respective affiliates or their respective Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).
(b) No Reliance. Each of Parent and Merger Sub acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III, it is not acting (including, as applicable, by entering into this Agreement or consummating the Merger or other Transactions) in reliance on and has not otherwise been induced by:
(i) any other express or implied representation or warranty; or
(ii) any projection, forecast, estimate, budget, prediction, prospective information, forward-looking statements, data, financial information, memorandum, presentation or other materials, information or documents provided, addressed or otherwise made available to Guarantor, Parent, Merger Sub or any of their respective affiliates or Representatives, including any materials or information made available in any “data rooms” or in connection with any management presentations or presentations in any other forum or setting.
ARTICLE V

COVENANTS RELATING TO CONDUCT OF BUSINESS
PENDING THE MERGER
Section 5.1. Conduct of Business by the Company Pending the Closing. The Company agrees that between the date hereof and the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 8.1, except as set forth in Section 5.1 of the Company Disclosure Letter, as expressly permitted, expressly contemplated or required by this Agreement (including in accordance with this Section 5.1), as required by applicable Law, or as consented to in writing by Parent (which approval should not be unreasonably withheld, conditioned or delayed), or as undertaken reasonably and in good faith to respond to COVID-19 or any COVID-19 Measures, the Company (a) shall, and shall cause each Company Subsidiary to, use reasonable best efforts to conduct its business in all material respects in the ordinary course of business, (b) shall, and shall cause each Company Subsidiary to, use commercially reasonable efforts to (1) preserve intact its and their material business organizations, goodwill and ongoing businesses, and (2) preserve its and their present relationships with Material Suppliers, partners, rating agencies, Governmental Entities, key employees and other Persons with whom it and they have material business relations; and (c) shall not, and shall cause each Company Subsidiary not to, directly or indirectly:
(i) amend, modify, waive, rescind, change or otherwise restate the Company Governing Documents or any Company Subsidiary’s certificate of incorporation, bylaws or equivalent organizational documents;
(ii) authorize, declare, set aside, make or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock or other equity interests (whether in cash, assets, shares or other securities of the Company or any Company Subsidiary) (other than (A) dividends or distributions made by any wholly owned Company Subsidiary to the Company or any other wholly owned Company Subsidiary and (B) regular quarterly cash dividends payable by the Company in respect of Company Common Stock in an amount not exceeding $0.55 per share in any fiscal quarter and with declaration date(s), record date(s) and payments date(s) generally consistent with past practice);
(iii) split, combine, subdivide, reduce or reclassify any of its capital stock or other equity interests, or redeem, purchase or otherwise acquire any of its capital stock or other equity interests, or issue or authorize the issuance of any of its capital stock or other equity interests or any other securities in respect of, in lieu of or in substitution for, its capital stock or other equity interests, except for (A) the acceptance of Company Common Stock as payment of the exercise price of Company Options or for withholding Taxes in respect of Company Equity Awards, (B) any such transaction involving only wholly owned Company Subsidiaries or (C) any such transaction involving the shares of Class B common stock of Allegiant in the ordinary course of business consistent with past practice and in accordance with applicable Insurance Law;
(iv) issue, deliver, grant, sell, pledge, dispose of or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares in the capital stock, voting securities or other equity interest in the Company or any Company Subsidiary or any securities convertible into or exchangeable or exercisable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock based performance units or take any action to cause to be exercisable or vested any otherwise unexercisable or unvested Company Equity Award under any existing Company Equity Plan, other than (A) issuances of Company Common Stock in respect of any exercise of Company Options outstanding on the date hereof (or issued in accordance with this Section 5.1) or the vesting or settlement of Company Equity Awards outstanding on the date hereof (or issued in accordance with this Section 5.1), in all cases in accordance with their respective terms as of the date hereof, (B) sales of Company Common Stock pursuant to the exercise of Company Options if necessary to effectuate an optionee direction upon exercise or pursuant to the settlement of Company Equity Awards in order to satisfy Tax withholding obligations, (C) in connection with the vesting of any Company Equity Awards in accordance with their terms as of the date hereof, (D) transactions solely between the Company and a wholly owned Company Subsidiary or solely between wholly owned Company Subsidiaries, or (E) issuances of shares of Class B common stock of Allegiant in the ordinary course of business consistent with past practice and in accordance with applicable Insurance Law;
(v) except as required by any Company Benefit Plan or required by applicable Law, (A) increase or commit to increase the compensation or benefits payable or to become payable to any current or former Service Providers (1) whose annual base salary exceeds $250,000 as of the date of this Agreement or (2) whose annual base salary is less than $250,000 as of the date of this Agreement, except in respect of this clause (2) in the ordinary course of business consistent with past practice, (B) grant or commit to grant to any of its current or former Service Providers (1) whose annual base salary as of the date of this Agreement exceeds $250,000 any severance or termination pay or any increase in severance or termination pay or (2) whose annual base salary is less than $250,000 as of the date of this Agreement any severance or termination pay or any increase in severance or termination pay, except in respect of this clause (2) in the ordinary course of business consistent with past practice, (C) pay or award, or commit to pay or award, any bonus or bonus opportunity, retention, change in control or incentive compensation to any of its current or former Service Providers (other than retention payments in the ordinary course of business consistent with past practice (that are not, for the avoidance of doubt, related to the Transaction) payable to any current or former Service Provider whose annual base salary does not exceed $250,000 as of the date of this Agreement), (D) enter into any employment, severance, retention, change in control or similar agreement

(excluding offer letters that provide for no severance or change in control benefits) with any of its current or former Service Providers (other than retention payments in the ordinary course of business consistent with past practice (that are not, for the avoidance of doubt, related to the Transaction) payable to any current or former Service Provider whose annual base salary does not exceed $250,000 as of the date of this Agreement), (E) establish, adopt, enter into, amend or terminate any Company Benefit Plan except for any amendments to health and welfare plans entered into in the ordinary course of business that would not result in a material increase in annual cost or annual expense (relative to the 2023 annual cost or expense) of maintaining such employee health or welfare benefit plan to the Company, (F) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Benefit Plan, (G) terminate the employment of any employee whose annual base salary exceeds $250,000 as of the date of this Agreement, other than for cause, (H) hire any new employees, except for employees whose annual base salary does not exceed $250,000 or (I) provide any funding for any rabbi trust or similar arrangement;
(vi) (A) terminate, modify, extend, or enter into any Labor Agreement or (B) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or the Company Subsidiaries;
(vii) other than as required by applicable Law, waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former Service Provider whose annual base salary exceeds $250,000;
(viii) acquire (including by merger, consolidation or acquisition of stock or assets or any other means), or enter into any definitive agreements providing for any acquisitions of, any equity interests in or real property of any Person, or any business or division of any Person, or otherwise engage in any mergers, consolidations or business combinations, except for (A) transactions solely between the Company and a wholly owned Company Subsidiary or solely between wholly owned Company Subsidiaries, (B) acquisitions, leases or licenses of inventory, products, goods, services, supplies, equipment or off-the-shelf technology in the ordinary course of business consistent with past practice, (C) acquisitions of real property on terms consistent with the Lot Purchase Agreements or Development Parcel Contracts, as applicable, and, in each case, any other Contracts executed in connection therewith in the ordinary course of business consistent with past practice, and otherwise on market terms in the ordinary course of business, including (I) entering into option contracts to acquire (and purchasing pursuant to the terms of such contracts) land or an ownership interest in an entity holding land, in each case in any amount not to exceed $30,000,000 individually (it being acknowledged and agreed that such amount shall be calculated net of amounts to be paid to the Company or Company Subsidiary pursuant to a joint development agreement within the same calendar year as the closing of such acquisition) or (II) as required by or pursuant to or otherwise in accordance with, or as contemplated by, any existing contracts, or (D) the acquisition of Intellectual Property Rights in connection with the exercise of the reasonable business judgment of the Company or the Company Subsidiaries in the ordinary course of business involving less than $3,000,000 individually and $15,000,000 in the aggregate;
(ix) liquidate (completely or partially), dissolve, restructure, recapitalize or effect any other reorganization (including any restructuring, recapitalization or reorganization between or among any of the Company or the Company Subsidiaries), or adopt any plan or resolution providing for any of the foregoing;
(x) make any loans, advances or capital contributions to, or investments in, any other Person, except for (A) loans, advances or capital contributions to, or investments solely in or among the Company and its wholly owned Company Subsidiaries or solely among the Company’s wholly owned Company Subsidiaries, (B) loans, advances or capital contributions to, or investments undertaken in, any other Person in relation to the provision of mortgage financing and insurance services in the ordinary course of the Company’s financial services business, (C) advances for reimbursable director, officer and employee expenses in the ordinary course of business or materially consistent with the Company’s policies, (D) extension of credit to customers in the ordinary course of business consistent with past practice, (E) releases of earnest money deposits and similar amounts to sellers of real property in the ordinary course of business, or (F) loans, advances or capital contributions, or investments, solely in an amount not to exceed $2,000,000 individually and $4,000,000 in the aggregate;

(xi) sell, lease, license, assign, abandon, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any Lien (other than Permitted Liens), any of its material properties, rights or assets (including shares in the capital of the Company or the Company Subsidiaries), except (A) pursuant to transactions solely among the Company and its wholly owned Company Subsidiaries or solely among wholly owned Company Subsidiaries, (B) non-exclusive licenses or other non-exclusive grants of rights in, to or under Company Intellectual Property Rights in the ordinary course of business, (C) abandonment or expiration of Registered Company Intellectual Property Rights in the ordinary course of business, (D) sales of Residential Units pursuant to Home Sale Contracts and sales of real property, including individual homes and lots, pursuant to joint development agreements, in each case, in the ordinary course of business, (E) sales of Company Mortgage Loans or Servicing Rights on the secondary mortgage market in the ordinary course of business consistent with past practice, (F) abandoning, permitting to lapse, or taking or refraining from taking any action with respect to, options or similar rights to acquire real property in the ordinary course consistent with past practice, (G) selling or otherwise disposing of inventory, products, goods, services, supplies, equipment or off-the-shelf technology (other than Residential Units), in each case, in the ordinary course of business consistent with past practice or (H) pursuant to any Contract to which the Company or any Company Subsidiary is bound as of the date hereof that was provided to Parent;
(xii) other than in the ordinary course of business, (A) enter into any Contract that would, if entered into prior to the date hereof, be a Material Contract (other than a Material Contract of the type required to be disclosed under clauses (i), (ii), (x) and (xi) of the definition of Material Contract (each, a “Specified Contract”)), or (B) (1) modify, amend, extend or voluntarily terminate (other than non-renewals occurring in the ordinary course of business consistent with past practice) any Material Contract (other than a Specified Contract) or (2) waive, release or assign any rights or claims thereunder;
(xiii) (1) enter into any Contract that would, if entered into prior to the date hereof, be a Specified Contract, or (2) waive, release or assign any rights or claims thereunder, in the case of this clause (2) other than in the ordinary course of business consistent with past practice;
(xiv) make any capital expenditure or expenditures, enter into agreements or arrangements for capital expenditure or expenditures, except (i) pursuant to Real Estate Purchase Agreements and any other Contracts executed in connection therewith in the ordinary course of business, or (ii) capital expenditures incurred in the ordinary course of business, including related to for-sale residential home building;
(xv) other than in connection with claims under Company Insurance Policies or Company Reinsurance Contracts, waive, release, assign, compromise or settle any claim, litigation, investigation or proceeding (for the avoidance of doubt, including with respect to matters in which the Company or any Company Subsidiary is a plaintiff, or in which any of their officers or directors in their capacities as such are parties), other than the compromise or settlement of any claim, litigation, investigation or proceeding that is: (i) (A) for an amount not to exceed, for any such compromise or settlement $2,500,000 individually or $25,000,000 in the aggregate, and (B) does not impose any injunctive relief on the Company and the Company Subsidiaries (other than customary confidentiality undertakings) and does not involve the admission of wrongdoing by the Company, any Company Subsidiary or any of their respective officers or directors, or (ii) settled in compliance with Section 6.9;
(xvi) make any material change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP or applicable Law;
(xvii) except to the extent in the ordinary course of business consistent with past practice or for purpose of resolving the matters described in Section 3.12(a) of the Company Disclosure Letter with the IRS as well as making any correlative adjustments with respect to any applicable state or local Tax Returns, (A) make, change or revoke any material Tax election, (B) adopt or change any Tax accounting period or material method of Tax accounting, (C) amend any material Tax Return, (D) settle or compromise any material liability for Taxes or any Tax audit, claim or other proceeding relating to a material amount of Taxes, (E) enter into any “closing agreement” within the meaning of Section 7121(a) of the Code (or any similar or analogous provision of state, local or non-U.S. Law) regarding any material Tax, (F) surrender any right to claim a material refund of Taxes, or (G) agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes;

(xviii) redeem, repurchase, prepay, defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any Indebtedness or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, hedges, forward contracts and option agreements), or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (A) any Indebtedness solely among the Company and its wholly owned Company Subsidiaries or solely among wholly owned Company Subsidiaries and with respect to bonding obligations undertaken in the ordinary course of business; (B) trade payables incurred in the ordinary course of business; (C) obligations incurred pursuant to business credit cards in the ordinary course of business; (D) indebtedness incurred under (i) the Company Credit Agreement that would not increase the aggregate principal amount outstanding thereunder to an amount that exceeds the amount outstanding thereunder as of the date hereof by more than $250,000,000 (when combined with any letters of credit issued pursuant to the immediately following clause (F)) or (ii) the Company Repurchase Agreement in the ordinary course of business; (E) any derivative financial instruments or arrangements entered into in the ordinary course of business consistent with past practice relating to interest rates or (F) letters of credit in an amount not exceeding $250,000,000 in the aggregate, when combined with any borrowings referenced in the immediately preceding clause (D)(i); provided that, in the cases of clauses (D)(i) and (F), any proceeds received in connection with the transactions contemplated thereby are used solely for for-sale residential home building activities;
(xix) other than as contemplated by Section 5.2, enter into any Contract with (A) any Person that would be required to be disclosed under Item 404 of Regulation S-K or (B) any Person who has filed a Schedule 13-D or Schedule 13-G under the Securities and Exchange Act of 1934 with respect to Company Common Stock prior to entering into such Contract and, in each case, remains a holder of more than five percent (5%) of the Company Common Stock at the time of entering into such Contract;
(xx) cancel the Company’s or any of the Company Subsidiary’s material insurance policies or fail to pay the premiums on the Company’s or a Company Subsidiary’s material insurance policies such that such failure causes a cancellation of such policy, or fail to use commercially reasonable efforts to maintain in the ordinary course the Company’s or any of the Company Subsidiary’s material insurance policies, in any such case, that is materially adverse to the Company and the Company Subsidiaries, taken as a whole;
(xxi) terminate, modify or waive in any material respect any right under any material Company Permit, except in the ordinary course of business consistent with past practice;
(xxii) except as required by applicable Law or such policies and practices, regulations, guidelines or policies imposed by any Governmental Entity, make any material changes in the Company’s policies and practices with respect to (A) underwriting, pricing, originating, acquiring, selling, servicing, or buying or selling rights to service, loans (including the investment guidelines), (B) its hedging practices and policies, or (C) underwriting, pricing, acquiring, developing, constructing, marketing and/or selling Communities;
(xxiii) adopt or otherwise implement any stockholder rights plan, “poison-pill” or other comparable agreement;
(xxiv) enter into a material new line of business outside of the existing business of the Company and the Company Subsidiaries, taken as a whole; or
(xxv) agree or authorize, in writing or otherwise, to take any of the foregoing actions.
Section 5.2. No Solicitation by the Company.
(a) From and after the date hereof until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 8.1, the Company agrees that it and the Company Board of Directors (including any committee thereof) shall not, and the Company shall cause the Company Subsidiaries and instruct its and their respective Representatives not to, directly or indirectly: (i) solicit, initiate or knowingly encourage or knowingly facilitate (including by way of providing information or taking any other action) any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer, in each case, which constitutes or is reasonably expected to lead to an Acquisition Proposal; (ii) participate in any negotiations regarding, or furnish to any person (other than Guarantor, Parent, its Representatives or any other designees of Parent) any nonpublic information relating to, the Company or any Company Subsidiary in connection with an actual or potential Acquisition Proposal (other than informing such persons of the provisions contained in this Section 5.2 and contacting the person making the Acquisition Proposal solely to the extent necessary to clarify the terms of the Acquisition Proposal); (iii) adopt, approve, endorse or recommend, or publicly propose to adopt, approve, endorse or recommend, any Acquisition Proposal; (iv) withdraw, change, amend, modify or qualify, or publicly propose to withdraw, change, amend, modify or qualify, in a manner adverse to Parent, the Company Board Recommendation, or commit or agree to take any such action; (v) if an Acquisition Proposal has been publicly disclosed, fail to publicly reaffirm the Company Board Recommendation within ten (10) Business Days after Parent so requests in writing (or, if earlier, by the second (2nd) Business Day prior to the Company Stockholders’ Meeting), it being understood that the Company will have no obligation to make such reaffirmation on more than three separate occasions in respect of any specific Acquisition Proposal, except that the Company shall be obligated to make such reaffirmation upon any material change publicly disclosed in the terms of such Acquisition Proposal; (vi) fail to include the Company Board Recommendation in the Proxy Statement; (vii) approve, or authorize, or cause or permit the Company or any Company Subsidiary to enter into, any merger agreement, acquisition agreement, letter of intent, memorandum of understanding or other Contract, with respect to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with this Section 5.2) (a “Company Acquisition Agreement”); or (viii) resolve or agree to do any of the foregoing (any act described in clauses (iii), (iv), (v), (vi), (vii), or (viii), a “Change of Recommendation”); provided, however, that for the avoidance of doubt, none of (1) the determination in and of itself by the Company Board of Directors (including any committee thereof) that an Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal or (2) the delivery by the Company to Parent of any notice in and of itself required by Section 5.2(c) or Section 5.2(e) will constitute a Change of Recommendation. From and after the date hereof until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 8.1, the Company and the Company Board of Directors (including any committee thereof) shall, and the Company shall cause the Company’s Subsidiaries and instruct its and their respective Representatives to, immediately cease any solicitation, encouragement, discussions or negotiations with any persons (or provision of any information to any persons) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal. Promptly after the date hereof (and, in any event within two (2) Business Days following the date hereof), the Company shall (A) request in writing that each person that has heretofore executed a confidentiality agreement in connection with its consideration of an Acquisition Proposal at any time within the eighteen-month period prior to the date hereof promptly destroy or return to the Company all nonpublic information heretofore furnished by the Company or any of its Representatives to such person or any of its Representatives in accordance with the terms of such confidentiality agreement and (B) terminate access to any physical or electronic data rooms relating to a possible Acquisition Proposal by such person and its Representatives. Notwithstanding anything herein to the contrary, from the date of this Agreement the Company will not be required to enforce, and will be permitted to waive, (i) any anti-clubbing, anti-lockup, restriction on engaging Representatives or working with potential financing sources (including restrictions on sharing non-public information with respect to the Company or any Company Subsidiary or any Acquisition Proposal with financing sources) or similar provision of any standstill or confidentiality agreement and (ii) any provision of any standstill or confidentiality agreement solely to the extent that such provision prohibits or purports to prohibit a confidential proposal being made to the Company Board of Directors. For purposes of this Section 5.2, the term “person” means any Person or “group,” as defined in Section 13(d) of the Exchange Act, other than, with respect to the Company, Parent, Guarantor or any their respective Subsidiaries or Representatives. For the avoidance of doubt, any violation of restrictions set forth in this Section 5.2 by any of the Company Subsidiaries or the Company’s or any Company Subsidiaries’ Representatives shall be a breach of this Section 5.2 by the Company.
(b) Notwithstanding the limitations set forth in Section 5.2(a), if the Company receives, at any time from the date hereof until the time the Company Stockholder Approval has been obtained, a bona fide, written Acquisition Proposal that did not result from a material breach of this Section 5.2, which the Company Board of Directors determines in good faith after consultation with the Company’s outside legal counsel and financial advisors (i) constitutes a Superior Proposal or (ii) would be reasonably likely to result in a Superior Proposal and, in each case, that the failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law, then, in each case, the Company may, directly or indirectly through one or more of its Representatives, take the following actions: (x) furnish nonpublic information with respect to the Company or any Company Subsidiary to the person making such Acquisition Proposal or afford access to the business, properties, assets books, records or other non-public information or to any personnel of the Company or any Company Subsidiary, in each case, if, and only if, prior to so furnishing such information, the Company receives from such person an executed Acceptable Confidentiality Agreement and the Company also provides Parent, prior to or substantially concurrently, with the time such information is provided or made available to such person, any nonpublic information furnished to such other person that was not previously furnished to Parent, and (y) participate or engage in discussions or negotiations with such person with respect to such Acquisition Proposal and otherwise facilitate such Acquisition Proposal or assist such person (and its Representatives and financing sources) with such Acquisition Proposal (in each case, if requested by such person).
(c) The Company shall promptly (and in any event within twenty-four (24) hours) notify Parent of the Company’s, any of the Company Subsidiary’s or its or their respective Representatives’ receipt of any Acquisition Proposal, any proposals or written inquiries that would reasonably be expected to lead to an Acquisition Proposal, or any written inquiry or written request for nonpublic information relating to the Company or any Company Subsidiary by any person who has made or would reasonably be expected to make any Acquisition Proposal. Such notice shall indicate the identity of the person making the Acquisition Proposal, inquiry or request, the material terms and conditions of any such proposal or offer, including unredacted copies of all material written requests, proposals, offers, or agreements received by the Company relating to such Acquisition Proposal. Without limiting the Company’s other obligations under this Section 5.2, the Company shall keep Parent reasonably informed on a prompt and timely basis of the status and material terms (including any amendments or proposed amendments to such material terms) of any such Acquisition Proposal or potential Acquisition Proposal and promptly (and in any event within twenty-four (24) hours) provide to Parent copies of all written materials received. Without limiting the Company’s other obligations under this Section 5.2, the Company shall promptly provide (and in any event within twenty-four (24) hours) to Parent any material nonpublic information concerning the Company provided to any other person in connection with any Acquisition Proposal that was not previously provided to Parent. Without limiting the Company’s other obligations under this Section 5.2, the Company shall promptly (and in any event within twenty-four (24) hours after such determination) inform Parent in writing if the Company determines to begin providing information or to engage in discussions or negotiations concerning an Acquisition Proposal pursuant to Section 5.2(b). The Company agrees that it will not, directly or indirectly, enter into any agreement with any person which directly or indirectly prohibits the Company from providing any information to Parent in accordance with, or otherwise complying with, this Section 5.2.
(d) Notwithstanding anything in this Section 5.2 to the contrary, but subject to Section 5.2(e), at any time prior to the Company Stockholder Approval being obtained, the Company Board of Directors may (i) make a Change of Recommendation (only of the type contemplated by Section 5.2(a)(iv), Section 5.2(a)(vi), or Section 5.2(a)(viii) (to the extent related to Section 5.2(a)(iv) and Section 5.2(a)(vi)) in response to an Intervening Event if the Company Board of Directors has determined in good faith after consultation with the Company’s outside legal counsel and financial advisors that the failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law or (ii) make a Change of Recommendation in response to an Acquisition Proposal received after the date of this Agreement that did not result from a material breach of this Section 5.2 (and such Acquisition Proposal is not withdrawn) or cause the Company to terminate this Agreement pursuant to and in accordance with Section 8.1(f) to enter into a definitive agreement (“Alternative Acquisition Agreement”) providing for an Acquisition Proposal received after the date of this Agreement that did not result from a material breach of this Section 5.2 (and such Acquisition Proposal is not withdrawn), in each case, if the Company Board of Directors determines in good faith after consultation with the Company’s outside legal counsel and financial advisors that such Acquisition Proposal constitutes a Superior Proposal, but only if the Company Board of Directors has determined in good faith after consultation with the Company’s outside legal counsel that failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law; provided that notwithstanding anything to the contrary herein, neither the Company nor any Company Subsidiary shall enter into any Company Acquisition Agreement unless this Agreement has been validly terminated in accordance with Section 8.1.
(e) Prior to the Company taking any action permitted (i) under Section 5.2(d)(i), the Company shall provide Parent with five (5) Business Days’ (“CoR Notice Period”) prior written notice (a “CoR Notice”)

advising Parent that the Company Board of Directors intends to effect a Change of Recommendation and specifying, in reasonable detail, the reasons therefor, and during such CoR Notice Period, the Company shall direct its Representatives (including its executive officers) to negotiate in good faith (to the extent Parent desires to negotiate) any proposal by Parent to amend the terms and conditions of this Agreement in a manner that would obviate the need to effect a Change of Recommendation and at the end of such CoR Notice Period the Company Board of Directors again makes all of the required determinations under Section 5.2(d)(i) (after in good faith taking into account any amendments proposed by Parent) or (ii) under Section 5.2(d)(ii), the Company shall provide Parent with a CoR Notice advising Parent that the Company Board of Directors intends to take such action and specifying the material terms and conditions of the Acquisition Proposal, including a copy of any proposed definitive documentation, and during such CoR Notice Period, the Company shall cause its Representatives (including its executive officers) to negotiate in good faith (to the extent Parent desires to negotiate) any proposal by Parent to amend the terms and conditions of this Agreement such that such Acquisition Proposal would no longer constitute a Superior Proposal and at the end of such CoR Notice Period the Company Board of Directors again makes all of the required determinations under Section 5.2(d)(ii) (after in good faith taking into account the amendments proposed by Parent). With respect to Section 5.2(e)(ii), if there are any material amendments, revisions or changes to the terms of any such Acquisition Proposal (including any revision to the amount, form or mix of consideration the Company Stockholders would receive as a result of the Acquisition Proposal), the Company shall comply again with Section 5.2(e)(ii) with references to the applicable CoR Notice Period being deemed to be three (3) Business Days.
(f) Nothing in this Agreement shall prohibit the Company or the Company Board of Directors from (i) disclosing to the Company Stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, (ii) making any “stop, look and listen” communication to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act, (iii) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act, or (iv) making any disclosure to the Company Stockholders (including regarding the business, financial condition or results of operations of the Company or any Company Subsidiary) that the Company Board of Directors, after consultation with outside counsel, has determined in good faith is required by applicable Law, regulation or stock exchange rule or listing agreement, it being understood that any such statement or disclosure made by the Company Board of Directors (or a committee thereof) pursuant to this Section 5.2(f) must be subject to the terms and conditions of this Agreement and will not limit or otherwise affect the obligations of the Company or the Company Board of Directors (or any committee thereof) and the rights of Parent under this Section 5.2. For the avoidance of doubt, this Section 5.2(f) shall not permit the Company Board of Directors to make (or otherwise modify the definition of) a Change of Recommendation except to the extent expressly permitted by Section 5.2(d) and Section 5.2(e). In addition, it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company or the Company Board of Directors (or a committee thereof), solely if and to the extent required by Law, that describes the Company’s receipt of an Acquisition Proposal, the identity of the person making such Acquisition Proposal, the material terms of such Acquisition Proposal and the operation of this Agreement with respect thereto will not, in and of itself, be deemed to be (A) a withholding, withdrawal, amendment, or modification, or proposal by the Company Board of Directors (or a committee thereof) to withhold, withdraw, amend or modify, the Company Board Recommendation; (B) an adoption, approval or recommendation with respect to such Acquisition Proposal; or (C) a Change of Recommendation, in each case, so long as the Company Board of Directors (or a committee thereof), expressly reaffirms the Company Board Recommendation in such public statement.
Section 5.3. Proxy Statement.
(a) As promptly as reasonably practicable, and with the goal of filing no later than twenty-five (25) Business Days, following the date of this Agreement, the Company shall prepare, in consultation with Parent, and file with the SEC the preliminary Proxy Statement. Subject to Section 5.2(d), the Company and the Company Board of Directors shall include the Company Board Recommendation in the proxy statement to be filed with the SEC in connection with seeking Company Stockholder Approval (including the letter to stockholders, notice of meeting and form of proxy, as amended or supplemented, the “Proxy Statement”). Each of the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall furnish all information concerning itself and its affiliates (including Guarantor, in the case of Parent and Merger Sub) that is required to be included in the Proxy Statement or that is customarily included in proxy statements prepared in connection with transactions of the type contemplated by this Agreement, or that the other party may reasonably request in connection with the preparation and filing of the Proxy Statement. The Parties shall use their respective reasonable best efforts to respond as promptly as reasonably practicable to any comments of the SEC with respect to the Proxy Statement. The Company, on the one hand, and Parent, on the other hand, shall promptly notify the other upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement or additional information in connection therewith. The Company shall give Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to filing such documents with the SEC or disseminating them to Company Stockholders and a reasonable opportunity to review and comment on all responses to requests for additional information, and shall consider any reasonable comments proposed by Parent in good faith. The Company will cause the definitive Proxy Statement to be mailed to the Company Stockholders as promptly as practicable after the later of (x) the expiration of the ten (10)-day waiting period provided in Rule 14a-6(a) promulgated under the Exchange Act or (y) the date on which the Company learns the SEC staff has no further comments on the Proxy Statement. If, at any time prior to the Company Stockholders’ Meeting, any information relating to the Company, Parent or any of their respective affiliates, officers or directors should be discovered by the Company or Parent or Guarantor that should be set forth in an amendment or supplement to the Proxy Statement, or any other required public filing in connection with the Merger or the Company Stockholders’ Meeting, as the case may be, so that the Proxy Statement would not contain any untrue statement or misstatement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are or were made, not misleading, the Party that discovers such information shall promptly notify the other Parties and an appropriate amendment or supplement describing (or correcting) such information shall be prepared and, following a reasonable opportunity for the other Party (and its counsel) to review and comment on such amendment or supplement, promptly filed with the SEC and, to the extent required by applicable Law or the SEC or its staff, disseminated to the Company Stockholders.
(b) Unless this Agreement is terminated in accordance with its terms the Company shall, as promptly as reasonably practicable after the expiration of the 10-day waiting period provided in Rule 14a-6(a) promulgated under the Exchange Act or the date on which the Company learns the SEC has no further comments on the Proxy Statement, duly call, give notice of, convene (on a date which shall be selected in reasonable consultation with Parent) and hold a meeting of the Company Stockholders (the “Company Stockholders’ Meeting”) for the purpose of obtaining the Company Stockholder Approval and the Company shall submit such proposal to obtain the Company Stockholder Approval to the Company Stockholders at the Company Stockholders’ Meeting and shall not submit any other proposals to its stockholders in connection with the Company Stockholders’ Meeting (other than an advisory vote regarding merger-related compensation and a customary proposal regarding the adjournment of the Company Stockholders’ Meeting) without the prior written consent of Parent. The record date for the Company Stockholders’ Meeting shall be selected after reasonable consultation with Parent. Unless the Company has effected a Change of Recommendation in accordance with Section 5.2(d), the Company shall use its reasonable best efforts to obtain the Company Stockholder Approval. The Company shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act, assuming for such purposes only that the record date for the Company Stockholders’ Meeting will be twenty (20) Business Days after the date of such “broker search.” Notwithstanding anything to the contrary contained herein, the Company shall not postpone or adjourn the Company Stockholders’ Meeting without the prior written consent of Parent; provided that the Company may postpone or adjourn the Company Stockholders’ Meeting if (i) the Company is required to postpone or adjourn the Company Stockholders’ Meeting by applicable Law, (ii) a quorum has not been established, (iii) the Company Board of Directors or any authorized committee thereof shall have determined in good faith (after consultation with outside legal counsel) that it is necessary or advisable to postpone or adjourn the Company Stockholders’ Meeting to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure and in order to disseminate and give Company Stockholders sufficient time to evaluate any such information or disclosure, including that the Company has sent or otherwise made available to such holders by issuing a press release, filing materials with the SEC or otherwise (including in connection with any Change of Recommendation) (in each case so long as any such information or disclosure was made in compliance with this Agreement), (iv) to allow reasonable additional time to solicit additional proxies if necessary in order to obtain the Company Stockholder Approval, (v) with the consent of Parent (not to be unreasonably withheld, conditioned or delayed) or (vi) to allow sufficient time, in the Company’s absolute discretion, to negotiate and otherwise comply with its obligations under Section 5.2(b) and Section 5.2(e); provided, that, unless otherwise required by applicable Law, (A) in the case of subclauses (i) and (ii), no such adjournment or postponement shall delay the Company Stockholders’ Meeting by more than ten (10) days from the prior-scheduled date on each occasion or to a date on or after the fifth (5th) Business Day preceding the Outside Date, (B) in the case of subclauses (iii), (iv) and (vi), the Company shall be permitted to postpone or adjourn the Company Stockholders’ Meeting on no more than three (3) occasions and no such adjournment or postponement shall delay the Company Stockholders’ Meeting by more than five (5) days from the prior-scheduled date or to a date on or after the fifth (5th) Business Day preceding the Outside Date and (C) notwithstanding the preceding clause (B), in the case of subclause (vi), the limitations in the immediate subclause (B) shall not apply and the Company shall be permitted to postpone or adjourn the Company Stockholders’ Meeting during any CoR Notice Period (including any extensions of the CoR Notice Period and whether or not the Company Stockholders’ Meeting was scheduled to occur during or after such CoR Notice Period) to a date that is during or after such CoR Notice Period except that no such adjournment or postponement shall delay the Company Stockholders’ Meeting by more than ten (10) Business Days from the prior-scheduled date or to a date on or after the fifth (5th) Business Day preceding the Outside Date.
ARTICLE VI

ADDITIONAL AGREEMENTS
Section 6.1. Access; Confidentiality; Notice of Certain Events.
(a) From the date hereof until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 8.1, to the extent permitted by applicable Law, the Company shall, and shall cause each Company Subsidiary to, afford to Parent and Parent’s Representatives reasonable access during normal business hours (and upon reasonable advance notice and solely for the purposes of furthering the Transactions or transition and integration planning) to the Company’s and the Company Subsidiaries’ offices, properties, Contracts, personnel, books and records, and during such period, the Company shall, and shall cause each Company Subsidiary to, furnish as promptly as reasonably practicable to Parent all information (financial or otherwise) concerning its business, properties, offices, Contracts and personnel as Parent may reasonably request (including information for purposes of transition and integration planning); provided, however, that Parent and Parent’s Representatives shall not conduct any sampling of the environment at any of the Owned Real Property or the Leased Real Property. Notwithstanding the foregoing, the Company shall not be required by this Section 6.1 to provide Parent or Parent’s Representatives with access to or to disclose information (i) that is prohibited from being disclosed pursuant to the terms of a confidentiality agreement with a third party entered into prior to the date hereof or after the date hereof in the ordinary course of business (provided, however, that, at Parent’s written request, the Company shall use its commercially reasonable efforts (x) to obtain the required consent of such third party to such access or disclosure or (y) to make appropriate substitute arrangements to permit reasonable access or disclosure not in violation of such prohibition), (ii) the access or disclosure of which would violate applicable Law (provided, however, that the Company shall use its commercially reasonable efforts to make appropriate substitute arrangements to permit reasonable access or disclosure not in violation of such Law) or (iii) the access or disclosure of which, in the reasonable, good faith judgment of the Company, would give rise to a material risk of the loss of any attorney client, attorney work product or other legal privilege (provided, however, that the Company shall use its commercially reasonable efforts to allow for such access or disclosure to the maximum extent that such access or disclosure would not give rise to a material risk of jeopardizing attorney client, attorney work product or other legal privilege).
Nothing in this Section 6.1 will be construed to require the Company, any Company Subsidiary or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information. Any investigation conducted pursuant to the access contemplated by this Section 6.1 will be conducted in a manner that does not unreasonably interfere with the conduct of the business of the Company or any Company Subsidiary or create a risk of damage or destruction to any property or assets of the Company or any Company Subsidiary. Any access to the properties of the Company or any Company Subsidiary will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive testing. Notwithstanding anything to the contrary in this Agreement, the Company may satisfy its obligations set forth above by electronic means if physical access is not permitted under applicable Law or not practicable as a result of COVID-19 or any COVID-19 Measures. All requests for access or information pursuant to this Section 6.1 shall be directed to the Chief Financial Officer of the Company, or another person designated by the Company.
(b) Each of the Company and Parent will hold, and will cause its Representatives and affiliates to hold, any nonpublic information in confidence to the extent required by and in accordance with, and will otherwise comply with, the terms of the Confidentiality Agreement.
(c) (A) Each Party (the “Receiving Party”) shall give prompt written notice to each other Party (the “Notified Party”) (i) of any notice or other communication received by the Receiving Party from any Governmental Entity in connection with this Agreement, the Voting Agreement, the Transactions, including the Merger, or the transactions contemplated by the Voting Agreement, or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the other transactions contemplated by this Agreement or the Voting Agreement, and (ii) of any Proceeding commenced or, to the Knowledge of the Receiving Party, threatened against the Receiving Party or any of its Subsidiaries, affiliates, directors or officers or otherwise relating to, involving or affecting the Receiving Party or any of its Subsidiaries, affiliates, directors or officers, in each case in connection with, arising from or otherwise relating to the Merger or any other transaction contemplated by this Agreement or the Voting Agreement, (B) the Company shall give prompt written notice to Parent upon becoming aware of the occurrence of any event or circumstance relating to it or any Company Subsidiary that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and (C) Parent shall give prompt written notice to the Company upon Guarantor, Parent or Merger Sub becoming aware of the occurrence of any event or circumstance relating to Guarantor, Parent, Merger Sub or any of their respective Subsidiaries that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or a Guarantor Material Adverse Effect; provided, however, in each case, that the delivery of any notice pursuant to this Section 6.1(c) shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date hereof or otherwise limit or affect the remedies available hereunder to, in the case of (A), the Notified Party, in the case of (B), Parent and in the case of (C), the Company.
Section 6.2. Reasonable Best Efforts.
(a) Subject to the terms and conditions of this Agreement, each Party (including, for the avoidance of doubt, Guarantor) will use (and will cause each of their respective Subsidiaries to use) its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, or causing to be done, all things necessary, proper or advisable under applicable Law to consummate the Transactions, including the Merger, as soon as practicable after the date hereof, including (i) preparing and filing or otherwise providing, in consultation with the other Party and as promptly as practicable and advisable after the date hereof, all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations, including the Governmental Requirements and as required under the HSR Act, necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Transactions, including the Merger, and (ii) taking all steps as may be necessary, subject to the limitations in this Section 6.2, to obtain all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals. In furtherance and not in limitation of the foregoing, each Party (and, in the case of Guarantor, Parent and Merger Sub their respective Subsidiaries, including, if applicable, their “ultimate parent entity” as that term is defined in the HSR Act and implementing regulations) agrees to (x) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as practicable, and in any event within ten (10) Business Days after the execution of this Agreement (unless a later date is mutually agreed between the Parties), and to supply as promptly as reasonably practicable and advisable any additional information and documentary materials that may be requested pursuant to the HSR Act and to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable, (y) act in good faith to make an appropriate filing with applicable Governmental Entities in order to obtain the Governmental Requirements with respect to the

Transactions as promptly as reasonably practicable (with the goal of filing by the applicable dates set forth in Attachment 2 in Section 3.4 of the Company Disclosure Letter), and to supply as promptly as practicable and advisable any additional information and documentary materials that may be requested by such Governmental Entities pursuant to applicable Laws and, subject to the terms and conditions of this Agreement, to take all other actions necessary to cause the expiration or termination of the applicable waiting periods or obtain the Governmental Requirements under such Laws and (z) make all other necessary registrations, declarations, notifications and filings with Governmental Entities as reasonably promptly as practicable after the date hereof, and to supply as promptly as reasonably practicable and advisable any additional information and documentary materials that may be requested by such Governmental Entities under any applicable Laws. Without limiting the generality of the undertakings of Guarantor, Parent and Merger Sub pursuant to this Section 6.2(a) and notwithstanding anything in this Agreement to the contrary, Guarantor, Parent and Merger Sub will use (and will cause each of their respective Subsidiaries to use) their reasonable best efforts to take, or cause to be taken, any and all steps necessary or prudent, to avoid or eliminate each and every impediment under any applicable Law that may be asserted by any Governmental Entity or any other Person so as to enable the Parties to consummate the Transactions, including the Merger, as promptly as practicable, and in any event prior to the Outside Date, including by becoming subject to, consenting to, committing to, and/or negotiating, proposing, offering, settling, undertaking or agreeing to, or otherwise taking any action with respect to, permitting or suffering to exist, any requirement, condition, limitation, understanding, agreement or order to (A) sell, license, lease, assign, transfer, divest, encumber, hold separate or otherwise dispose of any share capital or other equity voting interests, assets, licenses, operations, rights, product lines, business or portion of business of the Company, the Surviving Corporation, Guarantor, Parent, Merger Sub or any Subsidiary of any of the foregoing, (B) conduct, restrict, operate, invest or otherwise change the assets, licenses, operations, rights, product lines, the business or portion of the business of the Company, the Surviving Corporation, Guarantor, Parent, Merger Sub or any Subsidiary of any of the foregoing in any manner, (C) impose any restriction, requirement or limitation on the freedom of actions with respect to ownership, retention, conduct, operation of, or ability to retain, or make changes in, or otherwise limit in any way any assets, licenses, operations, rights, product lines, business or portion of business, in each case, of the Company, the Surviving Corporation, Guarantor, Parent, Merger Sub or any Subsidiary of any of the foregoing, (D) terminate, amend or assign existing relationships and their contractual rights and obligations of the Company, the Surviving Corporation, Guarantor, Parent, Merger Sub or any Subsidiary of any of the foregoing, (E) grant any right or commercial or other accommodation to, or enter into any material commercial contractual or other commercial relationship, with any third party, or (F) to (i) avoid the entry of, and the commencement of litigation seeking the entry of, any injunction, temporary restraining order or other order or judgment in any suit of Proceeding by a Governmental Entity or any other person under applicable Laws, that would otherwise have the effect of materially delaying or preventing the consummation of the Merger or (ii) effect the dissolution of any such injunction restraining order or other order or judgment (any matter set forth in clauses (A) to (F), a “Remedy”); provided that neither Guarantor, Parent and Merger Sub nor any of their respective Subsidiaries shall be required to take any of the actions referred to above with respect to a Remedy unless the effectiveness thereof is conditioned on the occurrence of the consummation of the Merger; and provided, further, that nothing shall require either Guarantor, Parent or Merger Sub (or any of their respective Subsidiaries) to agree or consent to any Remedy that would be or would reasonably be expected to, individually or in the aggregate, result in a material adverse effect on (1) the Company and the Company Subsidiaries taken as a whole, (2) on Parent, Company, Merger Sub, and their respective Subsidiaries, taken as a whole, or (3) on Guarantor and its Subsidiaries taken as a whole. Guarantor, Parent and Merger Sub will (and will cause their respective Subsidiaries to) oppose fully and vigorously, including by defending through litigation on the merits, any claim asserted in court by any Governmental Entity or any other person under any Law in order to avoid entry of, or to have vacated, lifted, reversed, overturned or terminated, any order or judgment (whether temporary, preliminary or permanent) that would prevent the Closing prior to the Outside Date; provided, however, that such obligation to litigate in no way limits the obligation of each of Guarantor, Parent and Merger Sub to use, and cause each of its Subsidiaries to use, its and their reasonable best efforts, and to take any and all steps necessary to avoid or eliminate each and every impediment under any Law to consummate the Transactions, including the Merger prior to the Outside Date.
(b) Each of Guarantor, Parent and the Company shall, in connection with and without limiting the efforts referenced in Section 6.2(a), to obtain all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations for the Transactions under the HSR Act or any other applicable Law (including in connection with obtaining the Governmental Requirements), (i) cooperate in all respects and consult with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, including by allowing the other Party to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions and reasonably considering in good faith comments of the other Party, (ii) promptly inform the other Party of any communication received by such Party (or any of its Subsidiaries) from, or given by such Party to, the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the “FTC”) or any other Governmental Entity, by promptly providing copies to the other Party of any such written communications (or, in the case of oral communications, advising the others of the contents thereof), and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the Transactions and (iii) permit the other Party to review in advance any communication that it gives to, and consult with each other in advance of any meeting, substantive telephone call or conference with, the DOJ, the FTC or any other Governmental Entity, or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the DOJ, the FTC or other applicable Governmental Entity or other Person, give the other Party reasonable notice of and the opportunity to attend and participate in any in person meetings, substantive telephone calls or conferences with the DOJ, the FTC or other Governmental Entity or other Person; provided, however, that materials required to be provided pursuant to the foregoing clauses (i)-(iii) may be redacted (A) to remove references concerning the valuation and related information of Guarantor, Parent, Company or any of their respective Subsidiaries, (B) as necessary to comply with contractual arrangements existing as of the date hereof, (C) as necessary to address a material risk of the loss of any attorney client, attorney work product or other legal privilege, and (D) as required by Law; provided, further, that each of Guarantor, Parent and the Company may, as each deems advisable and necessary, reasonably designate any non-public information or competitively sensitive material provided to the other under this Section 6.2(b) as “Antitrust Counsel Only Material,” restricted to outside legal counsel only and not to be shared with the other Party or any of its other Representatives. Subject to the obligations of Guarantor and Parent set forth in this Section 6.2, Parent shall (i) control the strategy for obtaining any waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits and authorizations for the Transactions; and (ii) control the overall development of the positions to be taken and the regulatory actions to be requested in any filing with a Governmental Entity in connection with the Transactions and in connection with any investigation or other inquiry or litigation by or before, or any negotiations with, a Governmental Entity relating to the Transactions, including any investigation relating to the applicability of any Antitrust Law to the Transactions, and of all other regulatory matters incidental thereto; provided, in each case, that Parent shall consult in advance with, and consider in good faith the views of, the Company in Parent’s executing all decisions and responsibilities related to all matters described in clauses (i) and (ii) of this sentence (including in connection with the overall strategy and timing, strategies and decisions that are reasonably likely to result in the extension of any waiting period under the HSR Act (including by withdrawing its filing under the HSR Act) or any other applicable Laws or entering into any agreement with any Governmental Entity or Person to delay, or otherwise not to consummate as soon as practicable, the Transactions).
(c) Each of Parent and Guarantor will not, and will cause its respective Subsidiaries not to, acquire or agree to acquire by merging or consolidating with, or by purchasing or agreeing to purchase a substantial portion of the assets of or equity in, or otherwise making any investment in, any Person, or agree to any commercial or strategic relationship with any Person, in each case, if the entering into of a definitive agreement relating to or the consummation of such acquisition, merger, consolidation, purchase, investment or commercial or strategic relationship would or would reasonably be expected to materially delay, impede, or prevent the consummation of the Transactions, including the Merger.
(d) In connection with and without limiting the foregoing, the Company shall give any notices to third parties required under Contracts, and the Company shall use, and cause each of the Company Subsidiaries to use, its commercially reasonable efforts to obtain any third party consents to any Contracts that are necessary, proper or advisable to consummate the Transactions, including the Merger. Notwithstanding anything to the contrary herein, none of Parent, the Company or any of their respective Subsidiaries shall be required to pay any consent or other similar fee, payment or consideration, make any other concession or provide any additional security (including a guaranty), to obtain such third party consents (except, in the case of the Company, if requested by Parent and either (a) reimbursed or indemnified for by Parent or (b) subject to the occurrence of the Effective Time).
Section 6.3. Publicity. The initial press release concerning this Agreement and the Merger will be jointly agreed by the Parties. Thereafter, so long as this Agreement is in effect, neither the Company nor Parent, nor any of their respective Subsidiaries or affiliates (including Guarantor), shall issue or cause the publication of any press release or other public announcement or disclosure with respect to the Merger, the other Transactions or this Agreement or the Voting Agreement without the prior written consent of the other Party, unless (i) such Party determines, after consultation with outside counsel, that it is required by applicable Law or by any listing agreement with or the listing rules of a national securities exchange or trading market to issue or cause the publication of such press release or other public announcement or disclosure with respect to the Merger, the other Transactions or this Agreement or the Voting Agreement, in which event such Party shall use commercially reasonable efforts, to provide a meaningful opportunity to the other Party to review and comment upon such press release or other announcement or disclosure in advance and shall give due consideration to all reasonable additions, deletions or changes suggested thereto; (ii) solely to the extent that such release, announcement or disclosure relates to any Proceedings between the Parties relating to this Agreement; or (iii) such release, announcement or disclosure is consistent with previous press releases, public disclosures or public statements made by Parent or the Company in compliance with this Section 6.3 and does not include any material information not previously set forth in such press releases, public disclosures or public statements. The restrictions of this Section 6.3 do not apply with respect to the Company to a public release, announcement or disclosure issued in connection with a Change of Recommendation or relating to a Superior Proposal or as otherwise permitted by Section 5.2, in each case, provided such public release, announcement or disclosure is made in compliance with Section 5.2, and Parent shall not be required by this Section 6.3 to obtain prior consent of the Company with respect to any public release, announcement or disclosure issued in connection with or responsive to any release, announcement or disclosure issued by the Company in connection with a Change of Recommendation or relating to a Superior Proposal or otherwise permitted by Section 5.2. A breach of this Section 6.3 by Guarantor shall be deemed to be a breach of this Section 6.3 by Parent.
Section 6.4. D&O Insurance and Indemnification.
(a) For six (6) years from and after the Effective Time, Parent shall, or shall cause the Surviving Corporation and its Subsidiaries to, indemnify and hold harmless all past and present directors and officers of the Company and the Company Subsidiaries (collectively, the “Indemnified Parties”) against any costs or expenses (including advancing attorneys’ fees and expenses prior to the final disposition of any actual or threatened claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by applicable Law and the Company Governing Documents or the organizational documents of the applicable Company Subsidiary (as applicable) or any indemnification agreements with such Persons in existence on the date of this Agreement; provided that such Indemnified Party agrees in advance to return any such funds to which a court of competent jurisdiction determines in a final, nonappealable judgement that such Indemnified Party is not ultimately entitled), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, investigation, suit or proceeding in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Merger or any of the other Transactions and any disposition of assets of the Surviving Corporation or any of the Company Subsidiaries requested by Parent that is alleged to have rendered the Surviving Corporation or any of its Subsidiaries insolvent), whether asserted or claimed prior to, at or after the Effective Time, in connection with such Persons serving as an officer, director, employee or other agent or fiduciary of the Company or any Company Subsidiary or of any other Person if such service was at the request or for the benefit of the Company or any Company Subsidiary, to the fullest extent permitted by applicable Law and the Company Governing Documents or the organizational documents of the applicable Company Subsidiary (as applicable) or any indemnification agreements with such Persons in existence on the date of this Agreement. Notwithstanding anything herein to the contrary, if any Indemnified Party notifies Parent or the Surviving Corporation on or prior to the sixth (6th) anniversary of the Effective Time of a matter in respect of which such Person intends in good faith to seek indemnification pursuant to this Section 6.4, the provisions of this Section 6.4 shall continue in effect with respect to such matter until the final disposition of all claims, actions, investigations, suits and Proceedings relating thereto.
(b) For six (6) years after the Effective Time, Parent shall, or shall cause the Surviving Corporation and its Subsidiaries to (i) maintain in effect the provisions in the certificates of incorporation, bylaws, and other similar organizational documents of the Surviving Corporation and its Subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Company Governing Documents and the other similar organizational documents of the Company Subsidiaries, as applicable, as of the date hereof and (ii) honor and fulfill, in all respects, the obligations of the Company and the Company Subsidiaries pursuant to any indemnification agreement of the Company or a Company Subsidiary with any Indemnified Party as in existence on the date hereof, in each case, regarding elimination of liability, indemnification of officers, directors and employees and advancement of expenses, and no such provision shall be amended, modified or repealed in any manner that would adversely affect the rights or protections thereunder of any such Indemnified Party in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Merger or any of the other Transactions).
(c) At or prior to the Effective Time, the Company shall purchase, and for a period of six (6) years after the Effective Time, the Surviving Corporation shall (and Parent will cause the Surviving Corporation to) maintain in effect, a six (6)-year prepaid “tail” policy on terms and conditions providing coverage, retentions, limits and other material terms substantially equivalent to the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company and the Company Subsidiaries with respect to matters arising at or prior to the Effective Time; provided, however, that the Company shall not commit or spend on such “tail” policy, in the aggregate, more than three hundred percent (300%) of the last aggregate annual premium paid by the Company prior to the date hereof for the Company’s current policies of directors’ and officers’ liability insurance and fiduciary liability insurance (the “Base Amount”), and if the cost of such “tail” policy would otherwise exceed the Base Amount, the Company shall be permitted to purchase, and the Surviving Corporation shall (and Parent will cause the Surviving Corporation to) be obligated to, maintain a policy with the greatest coverage available for a cost not exceeding the Base Amount from an insurance carrier with the same or better credit rating as the Company’s directors’ and officers’ liability insurance and fiduciary liability insurance carrier as of the date hereof. The Company shall in good faith cooperate with Parent prior to the Closing with respect to the procurement of such “tail” policy, including with respect to the selection of the broker, available policy price and coverage options.
(d) In the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving company or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.4. The rights and obligations under this Section 6.4 shall survive consummation of the Merger and shall not be terminated or amended in a manner that is adverse to any Indemnified Party (and such Person’s heirs or executors) without the written consent of such Indemnified Party (or such Person’s heirs or executors). The Parties acknowledge and agree that the Indemnified Parties (and such Person’s heirs or executors) shall be third party beneficiaries of this Section 6.4, each of whom may fully enforce the provisions thereof as if such Person was a Party. The rights of the Indemnified Parties (and such Person’s heirs and executors) pursuant to this Section 6.4 shall be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Company Governing Documents, (ii) the organizational documents of any Company Subsidiary, (iii) any indemnification agreements between such Persons and the Company or any Company Subsidiary and (iv) applicable Law (whether at law or in equity). The obligations of the Surviving Corporation, Parent and their respective Subsidiaries pursuant to this Section 6.4 are joint and several.

Section 6.5. Takeover Statutes. The Company shall use its commercially reasonable efforts (a) to take all action necessary so that no Takeover Statute and no takeover or anti-takeover provision in the Company Governing Documents is or becomes applicable to the Merger or any of the other Transactions (including, for the avoidance of doubt, the Voting Agreement) and (b) if any such Takeover Statute or any takeover or anti-takeover provision in the Company Governing Documents is or becomes applicable to any of the foregoing, to take all action within its power so that the Merger and the other Transactions (including, for the avoidance of doubt, the Voting Agreement) may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Statute or takeover or anti-takeover provision in the Company Governing Documents on the Merger and the other Transactions.
Section 6.6. Obligations of Merger Sub and the Surviving Corporation. Parent shall take all action necessary to cause Merger Sub and Guarantor and, at and following the Closing, the Surviving Corporation to perform their respective obligations under this Agreement and to consummate the Transactions, including the Merger, upon the terms and subject to the conditions set forth in this Agreement. For the avoidance of doubt, each of Parent and Merger Sub will be jointly and severally liable for any violation of this Agreement by either Parent or Merger Sub (or, following the Closing, the Surviving Corporation) or any other failure by Parent or Merger Sub (or, following the Closing, the Surviving Corporation) to perform and discharge any of their respective covenants, agreements and obligations under this Agreement. A breach of this Section 6.6 by Guarantor shall be deemed to be a breach of this Section 6.6 by Parent.
Section 6.7. Employee Matters.
(a) Effective as of the Effective Time and for a period of twelve (12) months thereafter, Parent shall provide, or shall cause the Surviving Corporation to provide, to each employee of the Company and Company Subsidiaries who continues to be employed by Parent or any Parent Subsidiary (together, the “Continuing Employees”), (i) a wage rate or base salary that is no less favorable than the wage rate or base salary applicable to each such Continuing Employee immediately prior to the Effective Time, (ii) except for the Service Providers set forth on Section 6.7(a) of the Company Disclosure Letter, target equity or equity-based incentive compensation opportunities that are no less favorable than those in effect for each Continuing Employee immediately prior to the Effective Time (provided that, in lieu of equity or equity-based incentive compensation opportunities, Parent may instead provide Continuing Employees with equivalent cash-based incentive compensation opportunities), (iii) employee benefits (including cash bonus opportunities, defined contribution benefits, health and welfare benefits, but excluding change in control or retention bonuses, defined benefit pension or post-employment benefits) that are no less favorable in the aggregate than those in effect for each Continuing Employee immediately prior to the Effective Time and (iv) severance and/or termination pay and benefits that are at least as favorable as the severance and/or termination pay and benefits provided by the Company and the Company Subsidiaries to each Continuing Employee immediately prior to the Effective Time.
(b) For all purposes under the employee benefit plans of Parent and Parent Subsidiaries providing benefits to any Continuing Employees after the Effective Time (the “New Plans”), Parent shall or shall cause its affiliates to use commercially reasonable efforts to credit each Continuing Employee, subject to applicable Law and applicable Tax qualification requirements, with his or her years of service with the Company and the Company Subsidiaries and their respective predecessors before the Effective Time, to the same extent as such Continuing Employee was entitled, before the Effective Time, to credit for such service under any similar Company Benefit Plan in which such Continuing Employee participated or was eligible to participate immediately prior to the Effective Time; provided that the foregoing shall not apply to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, Parent shall or shall cause its affiliates to use commercially reasonable efforts to (i) cause each Continuing Employee to be immediately eligible to participate, without any waiting time, in any New Plans to the extent coverage under such New Plan is of the same type as the Company Benefit Plan in which such Continuing Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and (ii)(A) for purposes of each New Plan providing medical, dental, pharmaceutical or vision benefits to any Continuing Employee, cause all waiting periods, preexisting condition exclusions, evidence of insurability requirements and actively-at-work requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents, unless such conditions would not have been waived under the Old Plan in which such Continuing Employee participated immediately prior to the Effective Time and (B) cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.
(c) If the Effective Time occurs prior to the date that amounts payable pursuant to any bonus or incentive plans maintained by the Company (the “Bonus Plans”) with respect to the Company’s 2023 fiscal year would be paid to each Continuing Employee in the ordinary course, then immediately prior to the Effective Time, the Company shall pay to each Continuing Employee who is then participating in any Bonus Plans, the amount of such annual bonuses payable pursuant to the Bonus Plans determined in accordance with the terms of the Bonus Plans by the Company’s Compensation Committee; provided, however, if the amount of such annual bonuses payable to exceeds the limit set forth on Section 6.7(c) of the Company Disclosure Letter, such annual bonuses shall be subject to Parent’s approval (which approval shall not be unreasonably withheld, conditioned or delayed).
(d) If, at least ten (10) Business Days prior to the Effective Time, Parent provides written notice to the Company directing the Company to terminate any Company Benefit Plan that is intended to qualify under Section 401(a) of the Code (each a “Company 401(k) Plan”), to the extent permitted by applicable Law and the terms of the applicable plan or arrangement, the Company shall terminate any such Company 401(k) Plan effective as of the day immediately preceding the day on which the Effective Time occurs, subject to the Effective Time occurring. In the event that Parent requests that any Company 401(k) Plan be terminated, to the extent permitted by applicable Law and the terms of the applicable New Plan, Parent shall provide, that each Continuing Employee who elects to make an eligible rollover distribution shall be permitted to roll such eligible rollover distribution, including any associated loans, as part of any lump sum distribution into an account under a 401(k) plan maintained by Parent or a Subsidiary of Parent, and the Company shall provide Parent with evidence that such Company 401(k) Plan has been terminated pursuant to resolution of the Company Board of Directors at least two (2) Business Days prior to the day on which the Effective Time occurs, subject to the Effective Time occurring; provided that, prior to amending or terminating any Company 401(k) Plan, the Company shall provide Parent with the form and substance of any applicable resolutions or amendments for review and approval (which approval shall not be unreasonably withheld, conditioned or delayed).
(e) Nothing in this Agreement shall confer upon any Continuing Employee any right to continue in the employ or service of Parent, the Company or their respective affiliates, or shall interfere with or restrict in any way the rights of Parent or any affiliate of Parent, which rights are hereby expressly reserved, to discharge or terminate the services of any Continuing Employee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between Parent, the Company and of their respective affiliates and the Continuing Employee or any severance, benefit or other applicable plan or program covering such Continuing Employee. Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 6.7 shall (i) be deemed or construed to be an amendment or other modification of any Company Benefit Plan or employee benefit plan of Parent, Merger Sub or their respective affiliates, or (ii) limit in any way the right of Parent or any of its affiliates to establish, amend, modify or terminate any Company Benefit Plan, Old Plan or other employee benefit or compensation plan, program, policy, practice, contract, agreement or arrangement at any time, or (iii) create any third party rights in any current or former Service Providers (or any beneficiaries or dependents thereof).
Section 6.8. Rule 16b-3. Prior to the Effective Time, the Company shall take all such steps as may be reasonably necessary or advisable to cause any dispositions of Company equity securities (including derivative securities) pursuant to the Transactions by each individual who is a director or officer of the Company subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 6.9. Stockholder Litigation. The Company shall provide Parent prompt notice (and in any event within forty-eight (48) hours) of any litigation brought by any Company Stockholder or purported stockholder of the Company against the Company, any of the Company Subsidiaries or any of their respective directors or officers relating to the Merger or any of the other Transactions or this Agreement or the Voting Agreement, and shall keep Parent reasonably and promptly informed with respect to the status thereof. The Company shall give Parent the opportunity to participate (at Parent’s expense) in the defense or settlement of any such litigation and reasonably cooperate with Parent in conducting the defense or settlement of such litigation, and no such settlement shall be agreed without Parent’s prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that the Company, with or without the consent of Parent, shall be permitted to offer to make or make any payment with respect to such litigation and to enter into any settlement, understanding or other agreement relating to such litigation if the terms thereof, in the aggregate, are no less favorable to the Company than those described in Section 6.9 of the Company Disclosure Letter. For purposes of this Section 6.9, “participate” and “cooperate” means that Parent will be kept promptly apprised of all significant developments (including reasonably promptly furnishing Parent with copies of significant communications received or documents filed), proposed strategy and other significant decisions with respect to such litigation (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), will be provided with a reasonable opportunity to review and comment on any significant filings, notifications, significant communications, submissions or other materials, and Parent may offer comments or suggestions with respect to such litigation and materials (and the Company shall consider in good faith such comments or suggestions) but will not be afforded any decision-making power or other authority over such litigation except for the settlement or compromise consent set forth above. In the event of, and to the extent of, any conflict or overlap between the provisions of this Section 6.9 and Section 5.1, the provisions of this Section 6.9 shall control.
Section 6.10. Delisting. Prior to the Effective Time, the Company and, following the Effective Time, Parent and the Surviving Corporation, shall use commercially reasonable efforts to take, or cause to be taken, all actions reasonably necessary pursuant to applicable Law and the rules and regulations of NYSE to delist the Company Common Stock from the NYSE as promptly as practicable after the Effective Time and to suspend its registration under the Exchange Act as promptly as practicable after such delisting.
Section 6.11. Director Resignations. Except as otherwise requested by Parent or as described on Section 6.11 of the Company Disclosure Letter, prior to the Closing, the Company shall use its reasonable best efforts to cause to be delivered to Parent resignations executed by each director of the Company in office as of immediately prior to the Effective Time and effective upon the Effective Time; provided, that such resignations shall not in any way affect the entitlement to, treatment, forfeiture, vesting or receipt of any Company Equity Awards held by such directors or any other compensation arrangements with such directors.
Section 6.12. Treatment of Company Indebtedness.
(a) If requested in writing by Parent at least fifteen (15) Business Days prior to the Closing Date, the Company shall (and shall cause the Company Subsidiaries to) deliver all notices and take all other actions required to facilitate at or prior to the Effective Time the termination of all commitments outstanding under Indebtedness of the Company for borrowed money, the repayment in full of all obligations outstanding thereunder, the release of all Liens securing such obligations, and the release of all guarantees in connection therewith; provided, however, that neither the Company nor the Company Subsidiaries shall be required to take any such action that is not conditioned upon the occurrence of the Closing. In furtherance and not in limitation of the foregoing, if requested by Parent pursuant to this Section 6.12(a), the Company shall, and shall cause the Company Subsidiaries to, (A) use commercially reasonable efforts to deliver to Parent at least four (4) Business Days on or prior to the Closing Date, a draft payoff letter and related release documentation and (B) deliver on or prior to the Closing Date, an executed payoff letter and executed related release documentation, in each case, with respect to such Indebtedness for borrowed money (the “Payoff Letter”) in form and substance customary for transactions of this type, from the agent on behalf of the Persons to whom such Indebtedness is owed, which Payoff Letter together with any related release documentation shall, among other things, include the payoff amount and provide that all guarantees and Liens granted in connection therewith relating to the assets, rights and properties of the Company and the Company Subsidiaries securing such Indebtedness and any other obligations secured thereby, shall, upon the payment of the amount set forth in the Payoff Letter at or prior to the Effective Time, be released and terminated.
(b) Upon written request of Parent, the Company shall, and shall cause the Company Subsidiaries to, use reasonable best efforts to, as applicable, (i) execute and deliver, or cause to be executed and delivered, at or prior to the Effective Time, such documents or instruments required under the Company Notes pursuant to the applicable indentures governing such Company Notes (each, an “Indenture”) as a direct result of the Merger, and (ii) provide all assistance reasonably requested by Parent in connection with obtaining the execution of such instruments by the other parties required to execute such instruments and take any actions reasonably requested by Parent (which shall not require any payment by the Company or the Company Subsidiaries) that are customary or necessary in connection with the foregoing, including in each case, delivering and using reasonable best efforts to cause counsel for the Company to deliver, customary officer’s certificates, supplemental indentures and legal opinions, respectively, to the trustee under the applicable Indenture, to the extent such certificates, supplemental indentures and opinions are required thereby, would not conflict with applicable Laws and would be accurate in light of the facts and circumstances at the time delivered; provided that any such action described above shall not be required unless it can be and is conditioned upon the occurrence of the Effective Time.
Section 6.13. Financing Cooperation.
(a) Prior to the Effective Time, the Company shall, and shall cause the Company Subsidiaries to, and shall use its reasonable best efforts to cause its and their Representatives to, provide all customary cooperation and all customary financial information, in each case that is reasonably requested by Parent in connection with the Debt Financing (it being understood that the receipt of the Debt Financing is not a condition to the Merger), including using commercially reasonable efforts to: (i) provide all information reasonably requested by Parent and the Financing Parties (or any replacement thereof) customarily used in marketing materials for financing transactions comparable to the Financing, (ii) designate members of senior management of the Company to provide such cooperation in connection with the Debt Financing as is reasonably requested, at reasonable times to be mutually agreed, by Parent and the Financing Parties, (iii) provide reasonable cooperation with the due diligence efforts of the Financing Parties to the extent reasonable and customary, including delivery to Parent and the Financing Parties of such due diligence materials as are reasonably available and reasonably requested by Parent, (iv) reasonably assist Parent in arranging for the replacement or continuation of the existing letters of credit of the Company and the Company Subsidiaries, and (v) reasonably assist in the preparation, of definitive financing documents as may be required by the Financing, and other customary documents as may be reasonably requested by Parent (including loan agreements, guarantees, as applicable), provided that in no event shall any of the foregoing be effective until as of immediately after the Closing; provided, however, that (A) no such cooperation shall be required to the extent it would (I) unreasonably disrupt the conduct of the Company’s business or create an unreasonable risk of damage or destruction to any property or assets of the Company or the Company Subsidiaries, (II) require the Company or the Company Subsidiaries to incur any fees, expenses or other liability prior to the Effective Time for which it has not received prior or simultaneous reimbursement or is not otherwise indemnified by or on behalf of Parent in accordance with Section 6.13(d) and Section 6.13(e), (III) be reasonably expected to cause any director, officer or employee of the Company or any Company Subsidiary to incur any personal liability, (IV) require the Company to waive, amend or violate any terms of this Agreement, (V) require the Company to provide any information that is prohibited or restricted by applicable Law or would give rise to a material risk of the loss of any attorney client, attorney work product or other legal privilege (provided, however, (X) that the Company shall use its reasonable best efforts to make appropriate substitute arrangements to permit reasonable disclosure not in violation of Law or to allow for such access or disclosure to the maximum extent that does not give rise to a material risk of the loss of such privilege and (Y) that the Company shall use reasonable best efforts to provide all documentation and other information required by Japanese bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations (including, the Act on Prevention of Transfer of Criminal Proceeds of Japan), relating to the Company and the Company Subsidiaries at least three (3) Business Days prior to Closing, in each case as reasonably requested (in English) by Parent at least eight (8) Business Days prior to Closing), (VI) conflict with or violate or that would reasonably be expected to conflict with, or result in a violation of, the Company Governing Documents or the organizational or governing documents of any Company Subsidiary or result in, prior to the Effective Time, the contravention of, or that would reasonably be expected to result in, prior to the Effective Time, a violation or breach of, or default under, any Material Contract to which the Company or any Company Subsidiary is a party, (VII) that would unreasonably disrupt the conduct of the Company’s business, (VIII) require the Company, any Company Subsidiary or their counsel to provide any legal opinion in connection with the Financing or (IX) require the preparation or delivery of any financial statements or other financial data that are not prepared in the ordinary course of its financial reporting practice; it being understood and agreed that under no circumstances shall the Company and its Subsidiaries be required to provide projections, estimates or pro forma financial information, including any pro forma cost savings, synergies, capitalization or other pro forma adjustments to be incorporated into any pro forma financial information, all of which shall be the responsibility of Parent and Merger Sub; and (B) the Company and the Company Subsidiaries shall not be required to (I) enter into or approve any agreement or other documentation, or agree to any change or modification of any existing agreement or other documentation that would be effective prior to the Effective Time or (II) provide any indemnity prior to the Effective Time.
(b) The Company hereby consents to the reasonable use of the Company’s and the Company Subsidiaries’ trademarks, service marks and logos solely in connection with the financing for the Transactions; provided that such trademarks, service marks and logos (i) are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or the reputation or goodwill of the Company or the Company Subsidiaries, and (ii) are used solely in connection with the Financing or a description of the Company, its business and products or the Merger.
(c) All non-public or other confidential information provided by the Company or any of its Representatives pursuant to this Agreement will be kept confidential in accordance with the Confidentiality Agreement, except that Parent will be permitted to disclose such information to any Financing Parties so long as such Persons (i) agree to be bound by the Confidentiality Agreement as if parties thereto; or (ii) are subject to other confidentiality undertakings reasonably satisfactory to the Company and of which the Company is a beneficiary.
(d) Parent shall promptly, upon written request by the Company, reimburse the Company for all reasonable and documented out-of-pocket expenses (including (A) reasonable and documented out-of-pocket attorneys’ fees and (B) reasonable and documented out-of-pocket expenses of the Company’s accounting firms engaged to assist in connection with the Financing) incurred by the Company or any Company Subsidiary or their respective Representatives in connection with the cooperation of the Company and the Company Subsidiaries and Representatives contemplated by this Section 6.13.
(e) Parent shall indemnify and hold harmless the Company, the Company Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees), interest, awards, judgments, penalties and amounts paid in settlement suffered or incurred by them in connection with the arrangement of the Financing (including the performance of their respective obligations under, or the taking of or refraining from any action in accordance with, this Section 6.13); except to the extent such liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments, penalties or amounts paid in settlement arise from (x) the gross negligence, bad faith or willful misconduct of the Company, the Company Subsidiaries or any of their respective Representatives or (y) a Willful and Material Breach by the Company, the Company Subsidiaries or any of their respective Representatives.
(f) Except as set forth in the Debt Commitment Letter, in no event will the Guarantor, Parent or any of their respective affiliates (which for this purpose will be deemed to include the financing sources or potential financing sources of Guarantor, Parent and their respective affiliates) enter into any Contract (i) awarding any agent, broker, investment banker or financial advisor any financial advisory role on an exclusive basis in connection with the Merger or other Transactions; or (ii) expressly prohibiting any bank, investment bank or other potential provider of debt financing from providing or seeking to provide debt financing or financial advisory services to any Person, in each case in connection with a transaction relating to the Company or any Company Subsidiary.
(g) The Parties acknowledge and agree that obtaining the Financing is not a condition to the Closing. Notwithstanding anything in this Agreement to the contrary, the Company’s breach of Section 6.12(b) or this Section 6.13 will not be asserted as the basis for (A) any conditions set forth in Article VII to consummate the Merger having not been satisfied or (B) the termination of this Agreement pursuant to Article VIII. If the Financing has not been obtained, Parent and Merger Sub will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Article VII, to consummate the Transactions, including the Merger.

Section 6.14. Voting Agreement. The Company shall instruct its transfer agent not to register the transfer of any Covered Shares (as defined in the Voting Agreement) made or attempted to be made in violation of the Voting Agreement. Parent shall ensure the Voting Agreement is not amended, modified, supplemented or restated without the Company’s prior written consent.
Section 6.15. Parent Voting. Immediately following the execution and delivery of this Agreement, a wholly-owned Parent Subsidiary, in its capacity as the sole stockholder of Merger Sub, will deliver (and Parent shall cause such delivery) to Merger Sub and the Company a written consent approving the Merger and adopting this Agreement in accordance with the DGCL. Such consent will not be modified or rescinded.
Section 6.16. Control of the Company’s Operations. Nothing contained in this Agreement shall give Guarantor, Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Company prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations and those of its Subsidiaries for all purpose.
Section 6.17. Financing.
(a) On or prior to the Effective Time, each of Parent and Guarantor shall use its reasonable best efforts to take, or cause to be taken, all actions, and use its reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the Debt Financing on the conditions set forth in the Debt Commitment Letter including using (and causing its controlled affiliates to use) their respective reasonable best efforts to: (i) comply with and maintain in full force and effect the Debt Commitment Letter, (ii) negotiate, enter into and deliver (and cause its controlled affiliates to negotiate, enter into and deliver) definitive agreements with respect to the Debt Financing on the terms and conditions set forth in the Debt Commitment Letter (including any “flex” provisions applicable to the Debt Financing), or on such other terms and conditions, subject to Section 6.17(b), satisfactory to Guarantor or otherwise not less favorable to Guarantor and its controlled affiliates (as determined by Guarantor in good faith) than the terms and conditions contained in the Debt Commitments Letter, which definitive agreements shall be in effect no later than the Closing, (iii) satisfy, at or prior to the Closing, all conditions to the availability of the Debt Financing to the extent within Guarantor’s, Parent’s or their respective controlled affiliates’ control and assist in the satisfaction of all other conditions to the Debt Financing and the definitive agreements entered into with respect to the Debt Commitment Letter, (iv) upon satisfaction of the conditions set forth in the Debt Commitment Letter (other than those to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing), to consummate the Debt Financing at Closing and (v) enforce their rights under the Debt Commitment Letters and the definitive agreements related to the Debt Financing.
(b) In furtherance and not in limitation of the foregoing, each of Parent and Guarantor undertakes not to agree to (A) any amendment (I) to the Debt Commitment Letter that would reduce the amount of the Debt Financing provided thereunder to an amount less than Guarantor, Parent or any of their respective Subsidiaries would need, together with all other sources of funding available to them, to fund the Financing Amounts by the Effective Time, (II) to the conditions to the funding of the Debt Financing thereunder in a manner that would reasonably be expected to prevent or materially delay or impair the consummation of the Transactions or (III) adversely impact the ability of Guarantor or Parent to enforce their rights against the Debt Financing Sources or any of the other parties to the Debt Commitment Letter or the definitive agreements with respect to the Debt Financing or (B) the termination of the Debt Commitment Letter to the extent doing so would reasonably be expected to impair, prevent or materially delay the consummation of the Transactions, including the ability to timely pay all amounts payable pursuant to Article II and other amounts payable under or in connection with this Agreement, including the Financing Amounts; provided, that notwithstanding the foregoing, Parent or Guarantor shall be permitted to amend the Debt Commitment Letter to (x) correct any ambiguity, mistake, defect, inconsistency, obvious error or any error or omission of a technical nature or (y) add (or assign or reassign commitments and roles to) lenders, agents, co-agents, arrangers, bookrunners, managers or other roles under the Debt Commitment Letter, in each case, provided such correction or addition will not in any way prevent or materially delay or impair the consummation of the Transactions or reduce the amount of the Debt Financing. In the period between the date of this Agreement and the Effective Time, each of Parent and Guarantor shall (i) reasonably promptly upon written request from the Company, provide the Company updates about the preparation of the financing of the

Transactions and (ii) reasonably promptly keep the Company reasonably informed after becoming aware of any circumstance or event which would reasonably be expected to prevent or materially impair or delay the ability of Guarantor, Parent or Merger Sub to obtain, funds sufficient to fund the Financing Amounts by the Effective Time.
(c) In the event that all or any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter, Parent and Merger Sub shall, and shall cause Guarantor and their respective controlled affiliates to, promptly after the occurrence of such event, notify the Company in writing thereof and promptly after the occurrence of such event, (A) use their respective reasonable best efforts to arrange and obtain alternative debt financing from the same or alternative financial institutions in an amount sufficient to enable Parent and Merger Sub to consummate the Transactions in accordance with the terms of this Agreement, on terms and conditions, taken as a whole, no less favorable to Guarantor, Parent and Merger Sub (as determined by Parent in good faith) than the terms and conditions set forth in the then applicable Debt Commitment Letter, that does not impose any additional conditions or contingencies that would not be permitted in an amendment under Section 6.17(b) without the Company’s consent, taking into account any flex provisions thereof as promptly as practicable, following the occurrence of such event (the “Alternative Financing”) and (B) obtain and deliver a debt commitment letter to the Company with respect to such Alternative Financing, including true, correct and complete copies of any related executed fee letters, engagement letters or other agreements (provided, that such fee letters may be redacted in the same manner as permitted by Section 4.10(b)) (collectively, including all exhibits, schedules, amendments, supplements, modifications and annexes thereto, a “New Debt Commitment Letter”). For purposes of this Agreement, references to “Debt Financing” shall include the financing contemplated by the Debt Commitment Letters to the extent not superseded by commitments for any Alternative Financing or any New Debt Commitment Letter, as the case may be, at the time in question and any Alternative Financing and New Debt Commitment Letter to the extent then in effect and permitted by this Section 6.17(c), and references to “Debt Commitment Letter,” “Debt Financing Sources” or “Debt Financing” shall include such documents (or commitments or financing sources, as applicable) in connection with any Alternative Financing and New Debt Commitment Letter to the extent then in effect and permitted by this Section 6.17(c).
ARTICLE VII

CONDITIONS TO CONSUMMATION OF THE MERGER
Section 7.1. Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of each Party to consummate the Merger shall be subject to the satisfaction of each of the following conditions, any of which may be waived in whole or in part by Parent, Merger Sub and the Company to the extent permitted by applicable Law:
(a) Company Stockholder Approval. The Company Stockholder Approval shall have been obtained.
(b) Other Approvals. The applicable waiting period (and extensions thereof) applicable to the Transactions under the HSR Act shall have expired or been terminated.
(c) No Legal Prohibition. No Governmental Entity of competent jurisdiction shall have (i) enacted, issued or promulgated any Law after the date of this Agreement that is in effect as of the Closing Date or (ii) issued or granted any order or injunction (whether temporary, preliminary or permanent) after the date of this Agreement that is in effect as of the Closing, in each case, which has the effect of restraining, enjoining or otherwise prohibiting the consummation of the Merger. For the avoidance of doubt, the receipt of a Specified Letter by the Company, Guarantor, Parent or Merger Sub will not be the basis for concluding that any conditions set forth in this Article VII to consummate the Merger have not been satisfied.
Section 7.2. Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger shall be subject to the satisfaction of each of the following conditions, any of which may be waived in whole or in part by Parent and Merger Sub to the extent permitted by applicable Law:
(a) Representations and Warranties. Each representation and warranty of the Company:
(i) contained in the first, fourth and fifth sentences of Section 3.1(a) (Qualification, Organization), Section 3.2(c) (but with respect to the first sentence of Section 3.2(c), only to the extent relating to the capital stock or other equity interests of the Company Subsidiaries) (Capitalization), Section 3.2(d) (Capitalization), Section 3.2(e) (Capitalization), Section 3.3 (Corporate Authority), Section 3.22 (Opinion of Financial Advisor), Section 3.23 (Takeover Statutes; Anti-Takeover Laws), and Section 3.26 (Finders and Brokers), that (A) are not qualified by Company Material Adverse Effect or other materiality qualifications will be true and correct in all material respects as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all material respects as of such date or time); and (B) that are qualified by Company Material Adverse Effect or other materiality qualifications will be true and correct in all respects as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all material respects as of such date or time);
(ii) contained in Section 3.2(a) (Capitalization) and the first sentence of Section 3.2(c) (Capitalization) (only to the extent relating to the capital stock or other equity interests of the Company) shall be true and correct in all respects, except for any inaccuracies that are de minimis in nature and amount, as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all respects, except for any inaccuracies that are de minimis in nature and amount, as of such date or time);
(iii) contained in Section 3.8(a) (Absence of Certain Changes or Events) shall be true and correct in all respects as of the Closing Date as though made on the Closing Date; and
(iv) otherwise set forth in Article III, without giving effect to any qualifications as to materiality or Company Material Adverse Effect or other similar qualifications contained therein, shall be true and correct in all respects as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all respects as of such date or time), except, with respect to this clause (iv), as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b) Performance of Obligations of the Company. The Company shall have performed and complied in all material respects with all obligations, covenants and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing.
(c) No Company Material Adverse Effect. Since the date of this Agreement, no Company Material Adverse Effect shall have occurred.
(d) Company Officer’s Certificate. The Company shall have delivered to Parent a certificate, dated the Closing Date and signed by an executive officer of the Company, certifying to the effect that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.
Section 7.3. Conditions to Obligations of the Company. The obligations of the Company to consummate the Merger shall be subject to the satisfaction of each of the following conditions, any of which may be waived in whole or in part by the Company to the extent permitted by applicable Law:
(a) Representations and Warranties. Each representation and warranty of Parent and Merger Sub contained in Article IV, without giving effect to any qualifications as to materiality or Parent Material Adverse Effect or other similar qualifications contained therein, shall be true and correct as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct as of such date or time), and except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b) Performance of Obligations of Parent. Parent and Merger Sub shall have performed or complied in all material respects with all obligations, covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing.
(c) Parent Officer’s Certificate. Parent shall have delivered to the Company a certificate, dated the Closing Date and signed by an authorized officer of each of Parent and Merger Sub, certifying to the effect that the conditions set forth in set forth in Section 7.3(a) and Section 7.3(b) has been satisfied.

ARTICLE VIII

TERMINATION
Section 8.1. Termination. This Agreement may be terminated, and the Merger and the other Transactions may be abandoned at any time prior to the Effective Time as follows:
(a) By mutual written consent of Parent and the Company;
(b) By either the Company or Parent, if the Company Stockholder Approval shall not have been obtained upon a vote taken at the Company Stockholders’ Meeting or any adjournment or postponement thereof at which a vote on the adoption of this Agreement is taken;
(c) By either the Company or Parent, if any court of competent jurisdiction or other Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any final and non-appealable order, injunction, decree, judgement, directive or ruling after the date of this Agreement that is in effect, which permanently restrains, permanently enjoins or otherwise permanently prohibits or makes illegal the consummation of the Merger; provided, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to any Party whose failure to perform any of its obligations under this Agreement (including under Section 6.2) is the primary cause of, or resulted in, the enactment or issuance of any such order, injunction, decree, judgement, directive or ruling;
(d) By either the Company or Parent if the Effective Time shall not have occurred on or before 11:59 p.m. Eastern Time, on the date that is six (6) months after the date hereof (the “Initial Outside Date,” and such date as extended in accordance with this Section 8.1(d), the “Outside Date”); provided, that solely upon written notice of (i) the Company to Parent or (ii) Parent to the Company, in each case, before 11:59 p.m. Eastern Time, on the Initial Outside Date, such date shall be automatically extended by three (3) months, to a date no later than the date that is nine (9) months after the date hereof, if the condition set forth in Section 7.1(b) or Section 7.1(c) (to the extent related to the HSR Act or the Governmental Requirements) shall not have been satisfied as of the close of business on Business Day immediately prior to the Initial Outside Date; provided, further, that neither the Company nor Parent shall be permitted to terminate this Agreement pursuant to this Section 8.1(d) if there has been any material breach by such Party of its representations, warranties or covenants contained in this Agreement, and such breach has been the primary cause of or primarily resulted in the failure of the Closing to have occurred prior to the Outside Date (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of the foregoing proviso);
(e) By Parent, at any time prior to the receipt of the Company Stockholder Approval, if the Company Board of Directors shall have effected a Change of Recommendation;
(f) By the Company, at any time prior to the receipt of the Company Stockholder Approval, in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal; provided, however, that (i) the Company has complied in all material respects with Section 5.2 with respect to such Superior Proposal, including that the Company Board of Directors has determined that an Acquisition Proposal constitutes a Superior Proposal, (ii) the Company substantially concurrently with the termination enters into the Alternative Acquisition Agreement related to such Superior Proposal and (iii) the Company shall prior to or substantially concurrently with (and as a condition to) such termination pay the Termination Fee to or for the account of Parent pursuant to Section 8.3;
(g) By Parent, at any time prior to the Effective Time, if: (i) there has been a breach by the Company of its representations, warranties or covenants contained in this Agreement, in each case, where such breach would result in the failure of any condition to the Merger contained in Section 7.2(a) or Section 7.2(b) to be satisfied, (ii) Parent shall have delivered to the Company written notice of such breach and Parent’s intention to terminate this Agreement pursuant to this Section 8.1(g) if such breach has not been cured prior to such termination, and (iii) such breach is not capable of cure in a manner sufficient to allow satisfaction of the conditions in Section 7.2(a) or Section 7.2(b) prior to the Outside Date or, if capable of being cured by the Outside Date, is not cured by the Company before the earlier of (x) the Business Day immediately prior to the Outside Date and (y) forty-five (45) days following the date of delivery of such written notice to the Company; provided, however, that Parent shall not be permitted to terminate this Agreement pursuant to this Section 8.1(g) if there has been any material breach by Parent or Merger Sub of its representations, warranties or covenants contained in this Agreement that would give rise to the failure of any condition to the Merger contained in Section 7.3(a) or Section 7.3(b) to be satisfied;
(h) By the Company, at any time prior to the Effective Time, if: (i) there has been a breach by Parent or Merger Sub of any of its representations, warranties or covenants contained in this Agreement, in each case, where such breach would result in the failure of any condition to the Merger contained in Section 7.3(a) or Section 7.3(b) to be satisfied, (ii) the Company shall have delivered to Parent written notice of such breach and the Company’s intention to terminate this Agreement pursuant to this Section 8.1(h) if such breach has not been cured prior to such termination and (iii) such breach is not capable of cure in a manner sufficient to allow satisfaction of the conditions in Section 7.3(a) or Section 7.3(b) prior to the Outside Date or, if capable of being cured by the Outside Date, is not cured by Parent or Merger Sub before the earlier of (x) the Business Day immediately prior to the Outside Date and (y) forty-five (45) days following the date of delivery of such written notice to Parent; provided, however, that the Company shall not be permitted to terminate this Agreement pursuant to this Section 8.1(h) if there has been any material breach by the Company of its representations, warranties or covenants contained in this Agreement that would give rise to the failure any condition to the Merger contained in Section 7.2(a) or Section 7.2(b) to be satisfied.
Section 8.2. Effect of Termination. In the event of a valid termination of this Agreement by either the Company or Parent as provided in Section 8.1, written notice thereof shall be given to the other Party or Parties, specifying the provisions hereof pursuant to which such termination is made and the basis therefor described in reasonable detail and this Agreement shall forthwith become null and void, and there shall be no liability or obligation on the part of Parent, Merger Sub or the Company or their respective Subsidiaries, officers, directors, affiliates or Representatives, except that Section 6.1(b), Section 6.3, this Section 8.2, Section 8.3 and Article IX shall survive such termination; provided that nothing herein shall relieve any Party from liabilities or damages incurred or suffered as a result of such Party’s Fraud or Willful and Material Breach prior to such termination. No termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.
Section 8.3. Termination Fee.
(a) The Parties agree that if this Agreement is terminated by Parent pursuant to Section 8.1(e), then the Company shall pay or cause to be paid to Parent, within two (2) Business Days of such termination, the Termination Fee.
(b) The Parties agree that if this Agreement is terminated by the Company pursuant to Section 8.1(f), then the Company shall pay or cause to be paid to Parent, prior to or substantially concurrently with such termination, the Termination Fee.
(c) The Parties agree that if (w) this Agreement is terminated pursuant to Section 8.1(b), Section 8.1(d) or Section 8.1(g); (x) in the case of a termination pursuant to Section 8.1(d), at the time of such termination, the conditions set forth in Section 7.1(b) and Section 7.1(c) have been satisfied or are capable of being satisfied if the date of such termination was the Closing Date; (y) after the date hereof and prior to the termination of this Agreement pursuant to Section 8.1(b), Section 8.1(d) or Section 8.1(g), as applicable, an Acquisition Proposal has been publicly announced and not publicly withdrawn or not otherwise publicly abandoned at least two (2) Business Days prior to the Company Stockholders’ Meeting (in the case of a termination pursuant to Section 8.1(b)) or prior to the date of such termination (in the case of a termination pursuant to Section 8.1(d) or Section 8.1(g)); and (z) an Acquisition Proposal is consummated or a definitive agreement with respect to an Acquisition Proposal is entered into (in either case, whether or not the same Acquisition Proposal referred to in clause (y)), in either case, within twelve (12) months after such termination pursuant to Section 8.1(b), Section 8.1(d) or Section 8.1(g), as applicable, then the Company shall pay or cause to be paid the Termination Fee to Parent, on the earlier of the date of consummation of such Acquisition Proposal or the entry into such definitive agreement. For purposes of this Section 8.3(c), the term “Acquisition Proposal” shall have the meaning assigned to such term in Annex A, except that the references to “twenty percent” (“20%”) and “eighty percent” (“80%”) shall be deemed to be references to “fifty percent” (“50%”).

(d) All payments under this Section 8.3 shall be made by wire transfer of immediately available funds to an account designated in writing by Parent.
(e) Each of the Parties acknowledges that the agreements contained in this Section 8.3 are an integral part of the Transactions, and that without these agreements, Parent, Merger Sub and the Company would not enter into this Agreement. For the avoidance of doubt, in no event shall the Company be required to pay the Termination Fee on more than one occasion. Each of the Parties further acknowledges that the Termination Fee is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate Parent and Merger Sub in the circumstances in which the Termination Fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions. In addition, if the Company fails to pay in a timely manner any amount due pursuant to Section 8.3(a), Section 8.3(b) or Section 8.3(c) then (i) the Company shall reimburse Parent for all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket disbursements and fees of outside legal counsel that are not contingency fees) incurred in the collection of such overdue amounts and (ii) the Company shall pay to Parent interest on the amounts payable pursuant to Section 8.3(a), Section 8.3(b) or Section 8.3(c) (as applicable) from and including the date payment of such amounts was due to but excluding the date of actual payment at the prime rate set forth in The Wall Street Journal in effect on the date such payment was required to be made or a lesser rate that is the maximum permitted by applicable Law.
(f) In the event that the Termination Fee becomes due and payable pursuant to this Section 8.3, and the Termination Fee (and any other amounts contemplated by Section 8.3(e)) is paid in accordance with this Section 8.3, Parent’s receipt of the Termination Fee (and any other amounts contemplated by Section 8.3(e)) will be the only amount that Parent and Merger Sub and each of their respective affiliates may recover from (A) the Company, the Company Subsidiaries and their respective affiliates; and (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, the Company Subsidiaries and their respective affiliates (the Persons in clauses (A) and (B) collectively, the “Company Related Parties”) in respect of this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the Transactions, including the Merger, or any claims or actions under applicable Law arising out of any such termination or failure, and upon payment of such amount, (1) none of the Company Related Parties will have any further liability or obligation to Guarantor, Parent, Merger Sub or any of their respective affiliates relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby or any matters forming the basis of such termination, the failure to consummate the Transactions, including the Merger, or any claims or actions under applicable Law arising out of any such termination or failure (except that the Parties (or their respective affiliates) will remain obligated with respect to the Confidentiality Agreement and Section 8.3(e), as applicable); and (2) none of Guarantor, Parent, Merger Sub or any other Person will be entitled to bring or maintain any claim, action or proceeding against the Company or any Company Related Party arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby or any matters forming the basis for such termination the failure to consummate the Transactions, including the Merger, or any claims or actions under applicable Law arising out of any such termination or failure (except that the Parties (or their affiliates) will remain obligated with respect to the Confidentiality Agreement and Section 8.3(e), as applicable).
ARTICLE IX

MISCELLANEOUS
Section 9.1. Amendment and Modification; Waiver.
(a) Subject to applicable Law and except as otherwise provided in this Agreement, this Agreement may be amended, modified and supplemented by written agreement of each of the Parties and, to the extent related to Section 6.2, Section 6.17 or Section 9.15, Guarantor. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.
(b) At any time and from time to time prior to the Effective Time, either the Company, on the one hand, or Parent and Merger Sub (or Guarantor, to the extent related to Section 6.2, Section 6.17 or

Section 9.15), on the other hand, may, to the extent legally allowed and except as otherwise set forth herein, (i) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable, (ii) waive any inaccuracies in the representations and warranties made by the other Parties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for their respective benefit contained herein. Any agreement on the part of Parent, Merger Sub, the Company, or, to the extent related to Section 6.2, Section 6.17 or Section 9.15, Guarantor, to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of Parent, Merger Sub (or Parent on behalf of Merger Sub), the Company, or, to the extent related to Section 6.2, Section 6.17 or Section 9.15, Guarantor, as applicable. No failure or delay by the Company, Parent, Merger Sub, or, to the extent related to Section 6.2, Section 6.17 or Section 9.15, Guarantor, in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.
Section 9.2. Non-Survival of Representations, Warranties . None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time.
Section 9.3. Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such costs and expenses. For the avoidance of doubt, Parent or the Surviving Corporation will be responsible for all fees and expenses of the Paying Agent. Except as expressly provided in Section 2.2(b), Parent will be responsible for all (i) transfer, stamp and documentary Taxes or fees; and (ii) sales, use, real property transfer and other similar Taxes or fees, in each case, arising out of the Merger.
Section 9.4. Notices. All notices, requests and other communications to any Party shall be in writing sent via email and shall be given and will be deemed to be received immediately upon delivery by email to the intended recipient as set forth below; provided that any notice received by email at the addressee’s email address on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day; provided further that no “bounceback” or notice of non-delivery is received by the Party delivering the notice:
if to Guarantor, Parent or Merger Sub, to:

SH Residential Holdings, LLC
Email:	[*]
[*]
Attention:	Wayne Farnsworth
Rick Robideau

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP
Attention:	Randy S. Laxer
Joshua R. Isenberg
Joseph Sulzbach
Email:	[*]
[*]
[*]

if to the Company, to:

M.D.C. Holdings, Inc.
Email:	[*]
[*]
Attention:	Robert N. Martin
Michael Kaplan

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
Email:	[*]
[*]
Attention:	Robert B. Schumer
Michael Vogel

and

Brownstein Hyatt Farber Schreck, LLP
Email:	[*]
[*]
Attention:	Adam J. Agron
Evan J. Leitch
From time to time, any Party may provide notice to the other Parties of a change in its email address through a notice given in accordance with this Section 9.4, except that notice of any change to the email address or any of the other details specified in or pursuant to this Section 9.4 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice; or (B) that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.4.
Section 9.5. Interpretation.
(a) All article, section, subsection, annex, schedule and exhibit references used in this Agreement are to articles, sections and subsections of, and annexes, schedules and exhibits to, this Agreement unless otherwise specified. The annexes, exhibits and schedules attached to this Agreement constitute a part of this Agreement and are incorporated in this Agreement for all purposes. No summary of this Agreement or any exhibit or schedule delivered herewith prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such exhibit or schedule, as applicable.
(b) If a term is defined as one part of speech (such as a noun), it has a corresponding meaning when used in other grammatical forms or as another part of speech (such as a verb). The word “or” is not exclusive, and shall be interpreted as “and/or”. Similarly, unless the context requires otherwise, the words “neither,” “nor,” “any,” and “either” are not exclusive. Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words in the singular shall include the plural, and vice versa. The words “include,” “includes” or “including” mean “including without limitation,” and the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole and not any particular section or article in which such words appear. The words “shall” and “will” have the same meaning. The phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. The term “affiliates” shall have the meaning set forth in Rule 12b-2 of the Exchange Act.
(c) Unless otherwise indicated, a reference to any specific Law or to any provision of any Law, whether or not followed by the phrase “as amended,” includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date. Unless otherwise indicated, references to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time in accordance with this Agreement, and any exhibits, schedules, annexes, statements of work, riders and other documents attached thereto.
(d) References to any Person include references to such Person’s successors and permitted assigns.

(e) The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following May 18 is June 18 and one month following May 31 is July 1). Whenever this Agreement refers to a number of days, such number refers to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”
(f) Headings of the articles and sections of this Agreement and the table of contents, schedules, annexes and exhibits are for convenience of the Parties only and shall be given no substantive or interpretative effect whatsoever.
(g) Each Party acknowledges that it has been represented by legal counsel and it and its legal counsel have been given an equal opportunity to negotiate the terms and conditions of this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party or any similar rule operating against the drafter of an agreement are not applicable to the construction or interpretation of this Agreement.
(h) An accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP.
(i) All monetary figures and references to “$” or “Dollars” shall be in United States dollars unless otherwise specified.
(j) The phrases “furnished,” “provided,” “delivered,” “made available” and similar terms when used with respect to information, materials or documents mean that such information, materials or documents have been (i) posted (in a form fully visible to Parent and its Representatives) to the electronic data site established by the Company captioned “Project Maverick,” hosted by Intralinks, by 11:59 p.m., Eastern Time, on January 16, 2024 or (ii) filed or furnished to the SEC and publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC (EDGAR) at least one (1) day prior to the date of this Agreement.
(k) References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by .pdf, .tif, .gif, .jpg or similar attachment to email. “Written” will be construed in the same manner.
(l) The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any Party to any other Party or third Person of any matter whatsoever, including (i) any violation of law or breach of contract; or (ii) that such information is material or that such information is required to be referred to or disclosed under this Agreement. Nothing in the Company Disclosure Letter constitutes an admission against the Company’s interest or represents the Company’s legal position or legal rights on the matters so disclosed. No reference in this Agreement to dollar amount thresholds will be deemed to be evidence of a Company Material Adverse Effect or materiality.
(m) The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.1 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date hereof or as of any other date.
(n) The Parties acknowledge and agree that Allegiant will be deemed to be a “wholly owned” Company Subsidiary for purposes of this Agreement, unless otherwise expressly stated.

Section 9.6. Counterparts. This Agreement may be executed in multiple counterparts (including by an electronic signature, electronic scan or electronic transmission in portable document format (.pdf), including (but not limited to) DocuSign, .tif, .gif, .jpg or similar delivered by electronic mail, such delivery an “Electronic Delivery”), each of which will be deemed an original (and will have the same binding legal effect as if it were the original signed version) but all of which together will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
Section 9.7. Entire Agreement; Confidentiality; Third Party Beneficiaries.
(a) This Agreement (including the Company Disclosure Letter), the Voting Agreement and the Confidentiality Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all other prior agreements (except that the Confidentiality Agreement shall be deemed amended hereby so that until the termination of this Agreement in accordance with Section 8.1, Parent and Merger Sub shall be permitted to take the actions contemplated by this Agreement) and understandings, both written and oral, among the Parties or any of them with respect to the subject matter hereof and thereof.
(b) Notwithstanding anything to the contrary in this Agreement or the Confidentiality Agreement, the Confidentiality Agreement will (i) survive any termination of this Agreement; and (ii) continue in full force and effect until the later of (x) the termination of the Confidentiality Agreement in accordance with its terms and (y) the date that is twelve (12) months after the termination of this Agreement notwithstanding any purported termination or term set forth in the Confidentiality Agreement. Each of Parent, Merger Sub and their respective affiliates and Representatives will hold and treat all documents and information concerning the Company or the Company Subsidiaries furnished or made available to Parent or Merger Sub or their respective affiliates or Representatives in connection with the Merger in accordance with the Confidentiality Agreement. By executing this Agreement, each of Parent and Merger Sub agree to be bound by, and to cause their respective affiliates and Representatives to be bound by, the terms and conditions of the Confidentiality Agreement as if they were parties thereto for the term set forth in this Section 9.7(b).
(c) Nothing in this Agreement (including the Company Disclosure Letter), express or implied, is intended to or does confer upon any Person (other than the Parties) any rights or remedies hereunder or thereunder and the Parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement; except, in each case, (a) as provided in Section 6.4, Section 6.13(d), Section 6.13(e), Section 8.3(f), Section 9.13 and Section 9.15; (b) subject to Section 8.2, if a court of competent jurisdiction has declined to grant specific performance and has instead granted an award of damages, then the holders of shares of Company Common Stock and Company Equity Awards shall be deemed to constitute third party beneficiaries of Guarantor’s, Parent’s and Merger Sub’s obligations under this Agreement; provided that only the Company may seek such damages on behalf of such Persons (which Guarantor, Parent and Merger Sub acknowledge and agree may include loss of the economic benefits of the Merger, including damages based on a decrease in share value or lost premium); and (c) from and after the Effective Time, the holders of shares of Company Common Stock and Company Equity Awards shall be deemed to constitute third party beneficiaries of the rights of the holders of shares of Company Common Stock and Company Equity Awards to receive the consideration set forth in Article II. The rights granted pursuant to clause (b) of this Section 9.7(c) will only be enforceable on behalf of the holders of shares of Company Common Stock and Company Equity Awards by the Company, in its sole and absolute discretion, as agent for such holders, and it is understood and agreed that any and all interests in such claims will attach to such shares of the Company Common Stock and Company Equity Awards, and subsequently transfer therewith and, consequently, any damages, settlements or other amounts recovered or received by the Company with respect to such claims (net of expenses incurred by the Company in connection therewith) may, in the Company’s sole and absolute discretion, be (A) distributed, in whole or in part, by the Company to such holders as of any date determined by the Company; or (B) retained by the Company for the use and benefit of the Company or Company Subsidiaries in any manner that the Company deems fit.

Section 9.8. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Merger is fulfilled to the extent possible.
Section 9.9. Governing Law; Jurisdiction.
(a) This Agreement and any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, the negotiation, execution, existence, validity, enforceability or performance of this Agreement, or for the breach or alleged breach hereof (whether in contract, in tort or otherwise) shall be governed by and construed and enforced in accordance with the Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or otherwise) that would cause the application of the Laws of any other jurisdiction.
(b) Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the State or Federal courts of the United States of America sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding, except in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the other State or Federal courts of the United States of America sitting in Delaware, and any appellate court from any thereof, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the other State courts or the Federal courts of the United States of America sitting in Delaware, and any appellate court from any thereof, (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in such courts, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such courts. Each of the Parties agrees that a final, non-appealable judgment or determination of the courts described in this Section 9.9(b) shall be conclusive and may be enforced in other jurisdictions and any court of competent jurisdiction by suit on the judgment or in any other manner provided by applicable Law. Each Party irrevocably consents to service of process in the manner provided for notices in Section 9.4. Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by applicable Law.
Section 9.10. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE MERGER OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 9.10.
Section 9.11. Assignment. This Agreement shall not be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, but without relieving any Party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

Section 9.12. Enforcement; Remedies.
(a) Except as otherwise expressly provided herein, any remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.
(b) The Parties agree that irreparable injury will occur for which monetary damages, even if available, would not be an adequate remedy, in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached (including by any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement). It is agreed that each Party shall be entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of this Agreement by any other Party, to a decree or order of specific performance specifically enforcing the terms and provisions of this Agreement and to any further equitable relief.
(c) The Parties’ rights in this Section 9.12 are an integral part of this Agreement and the Transactions, without which none of the Parties would have entered into this Agreement, and each Party hereby waives any objections to any remedy referred to in this Section 9.12 (on the basis that there is an adequate remedy at Law). For the avoidance of doubt, each Party agrees that there is not an adequate remedy at Law for a breach of this Agreement by any Party. In the event any Party seeks any remedy referred to in this Section 9.12, such Party shall not be required to obtain, furnish, post or provide any bond or other security in connection with or as a condition to obtaining any such remedy and each Party irrevocably waives any right that it may have to require the obtaining, furnishing, posting or providing of any such bond or other security.
Section 9.13. Certain Financing Provisions. Notwithstanding anything in this Agreement to the contrary, the Company on behalf of itself, the Company Subsidiaries and each of its controlled affiliates hereby: (a) agrees that any Proceedings, whether in law or in equity, whether in contract or in tort or otherwise, involving the Financing Parties, arising out of or relating to this Agreement, the Financing or any of the agreements (including any applicable commitment letter) entered into in connection with the Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder shall be subject to the exclusive jurisdiction of the Tokyo District Court, so long as such forum is and remains available, and any appellate court thereof and each Party irrevocably submits itself and its property with respect to any such Proceedings to the exclusive jurisdiction of such court; (b) agrees that any such Proceeding shall be governed by the laws of Japan, except as otherwise provided in any applicable commitment letter or other applicable definitive document relating to the Financing; (c) agrees not to bring or support or permit any of its controlled affiliates to bring or support any Proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Financing Party in any way arising out of or relating to this Agreement, the Financing, any commitment letter relating thereto or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any the Tokyo District Court; (d) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Proceedings in any such court; (e) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable law trial by jury in any Proceedings brought against the Financing Parties in any way arising out of or relating to this Agreement, the Financing, any commitment letter relating thereto or any of the transactions contemplated hereby or thereby or the performance of any services thereunder; (f) agrees that none of the Financing Parties will have any liability to the Company or any of the Company Subsidiaries or any of their respective affiliates or Representatives (in each case, other than Guarantor, Parent, Merger Sub and their respective Subsidiaries) relating to or arising out of this Agreement, the Financing, any commitment letter relating thereto or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise; and (g) agrees that (and each other Party agrees that) the Financing Parties are express third party beneficiaries of, and may enforce, any of the provisions of this Section 9.13, and such provisions and the definition of “Financing Parties” shall not be amended in any way adverse to the Financing Parties without the prior written consent of the Financing Entities.
Section 9.14. No Limitation. It is the intention of the Parties that, to the extent possible, unless provisions are mutually exclusive and effect cannot be given to both or all such provisions, the representations, warranties, covenants and closing conditions in this Agreement will be construed to be cumulative and that each representation, warranty, covenant and closing condition in this Agreement will be given full, separate and independent effect and nothing set forth in any provision herein (except to the extent expressly stated) will in any way be deemed to limit the scope, applicability or effect of any other provision hereof.
Section 9.15. Guaranty.
(a) To induce the Company to enter into this Agreement, Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as principal and not as surety, to the Company, the Surviving Corporation and their successors and permitted assigns the due and punctual payment and performance of each of the covenant, obligation, debt, duty and liability of any nature and however arising (including any unknown, undisclosed, unmatured, unaccrued, unasserted, absolute, contingent, indirect, conditional, derivative, liquidated or unliquidated, joint, several or secondary liability), regardless of whether or not such covenant, obligation, debt, duty or liability is immediately due and payable and regardless of whether or not such liability would be required to be recorded as a liability on a balance sheet prepared in accordance with GAAP, International Financial Reporting Standards (“IFRS”) or such other accounting standards are used by and applicable to Guarantor as of the date of this Agreement (or required to be disclosed in the footnotes thereto under GAAP, IFRS or such other accounting standards) of Parent and Merger Sub, as applicable, under this Agreement as it may be amended, modified, restated, amended and restated, supplemented or otherwise changed from time to time as permitted hereunder (the “Guaranteed Obligations”). Any breach or nonperformance of any such obligations of Merger Sub or Parent (or any of their successors or assigns) shall also be deemed to be a default of Guarantor.
(b) This guaranty is an absolute, unconditional, primary and continuing guaranty of the full and punctual discharge and performance of the Guaranteed Obligations. This guaranty is a guaranty of payment and performance and not of collection. Guarantor expressly waives any requirement that any Person exhaust any right, remedy or power or proceed against Parent or Merger Sub (or any of their successors or assigns) under this Agreement or against any other Person under any other guaranty of, or security for, any of the Guaranteed Obligations. Guarantor shall not exercise any right or remedy arising by reason of its performance of its guaranty, whether by subrogation, reimbursement, indemnification, contribution or otherwise, against the Company, the Surviving Corporation or their successors and permitted assigns or any express intended third party beneficiary described in Section 9.7 of any Guaranteed Obligations, or any other guarantor of the Guaranteed Obligations or any security therefor. This guarantee may not be revoked or terminated and will remain in full force and effect without interruption until fully discharged, and will be binding on Guarantor and its successors and assigns.
(c) If and whenever Parent or Merger Sub defaults for any reason whatsoever in the performance of any of the Guaranteed Obligations, Guarantor shall, immediately fully, punctually and unconditionally perform (or procure the performance of) and satisfy (or procure the satisfaction of) the Guaranteed Obligations in regard to which such default has been made in the manner prescribed by this Agreement and so that the same benefits are conferred on the Company, the Surviving Corporation and their successors and permitted assigns as such Person would have received if the Guaranteed Obligations had been duly performed and satisfied by Parent and Merger Sub.
(d) This guaranty is to be a continuing guaranty and accordingly is to remain in force until all the Guaranteed Obligations have been performed or satisfied. This guaranty is in addition to and without prejudice to and not in substitution for any rights that the Company, the Surviving Corporation, their successors and permitted assigns and any third-party beneficiary may now or in future have or hold for the performance and observance of the Guaranteed Obligations. The Guaranteed Obligations shall be discharged as a result of (i) indefeasible payment in full of all of the Guaranteed Obligations in accordance with the terms of this Agreement, or (ii) to the extent of those defenses to the payment of the Guaranteed Obligations that Parent or Merger Sub has (A) arising from Fraud or Willful and Material Breach by the Company or (B) under the specific and express terms of this Agreement.
(e) Guarantor represents and warrants to the Company as of the date of this Agreement (except to the extent any representation or warranty expressly relates to an earlier date or period, in which case as of such date or period) as follows:
(i) Qualification; Organization. Guarantor is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted. Guarantor is qualified to do business and is in good standing (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification or to be in good standing, except where the failure to be so qualified or, where relevant, in good standing, does not have a Parent Material Adverse Effect or does not or would not reasonably be expected to in any way prevent, materially delay or impair the ability of the Guarantor to perform its obligations, including the Guaranteed Obligations, in accordance with this Agreement or prevent, materially delay or impede the Closing of the Transactions or the consummation of the Transactions in accordance with this Agreement on or before the Outside Date (a “Guarantor Material Adverse Effect”).
(ii) Corporate Authority. Guarantor has all requisite corporate power and authority to execute and deliver this Agreement (including Section 6.2, Section 6.17 and this Section 9.15) and to perform its covenants and obligations under Section 6.2, Section 6.17 and this Section 9.15. The execution, delivery and performance of Section 6.2, Section 6.17 and this Section 9.15 by Guarantor have been duly and validly authorized by all necessary corporate action of the Guarantor and no other corporate proceedings (whether pursuant to Guarantor’s certificate of incorporation, bylaws, operating agreements or equivalent governing documents of Guarantor or otherwise) on the part of Guarantor is necessary to authorize the performance of Guarantor’s obligations under this Agreement and to consummate the Transactions, except for the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.
(iii) Enforceability. This Agreement (with respect to Section 6.2, Section 6.17 and this Section 9.15) has been duly and validly executed and delivered by Guarantor and, assuming this Agreement constitutes the valid and binding agreement of the Company, constitutes the valid and binding agreement of Guarantor, enforceable against Guarantor in accordance with its terms, subject to the Enforceability Limitations.
(iv) Governmental Consents. Other than in connection with (i) the DGCL (including the filing of the Certificate of Merger with the Secretary of State of the State of Delaware), (ii) the Securities Act, (iii) the Exchange Act, (iv) applicable state securities, takeover and “blue sky” laws, (v) the HSR Act, (vi) the Governmental Requirements, and (vii) any applicable requirements of the Tokyo Stock Exchange, no authorization, permit, notification to, consent or approval of, or filing with, any Governmental Entity is necessary or required, under applicable Law, for the performance of the obligations of the Guarantor set forth in Section 6.2, Section 6.17 and this Section 9.15, except for such authorizations, permits, notifications, consents, approvals or filings that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate a Guarantor Material Adverse Effect.
(v) No Violations. The execution and delivery by Guarantor of this Agreement does not, and except as described in Section 9.15(e)(iv), the consummation of the Transactions and performance and compliance with the provisions hereof will not (i) conflict with or result in any violation or breach of, or result in a default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation, first offer, first refusal or acceleration of any obligation or to the loss of a benefit under, any material Contract binding upon Guarantor or to which Guarantor is a party or by which or to which Guarantor or any of its properties, rights or assets are bound or subject, or result in the creation of any Lien upon any of the properties, rights or assets of Guarantor, (ii) conflict with or result in any violation of any provision of the certificate of incorporate or bylaws or equivalent governing documents of Guarantor or (iii) conflict with or violate any Laws applicable to Guarantor or any of its properties, rights or assets, other than in the case of clauses (i) and (iii), any such violation, breach, conflict, default, termination, modification, cancellation, acceleration, right, loss or Lien that has not had or would not reasonably be expected to have, individually or in the aggregate, a Guarantor Material Adverse Effect.
(vi) No Guarantor Stockholder Vote or Approval Required. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, or class or series thereof of, Guarantor is necessary to approve this Agreement, any of the Transactions or the Guaranteed Obligations Section 6.2, Section 6.17 this Section 9.15.

(vii) Parent Ownership and Stockholder Vote. Guarantor, directly or indirectly, owns beneficially all of the outstanding capital stock, and other equity, securities and voting interest in, Parent free and clear of all Liens. Parent has no outstanding option, warrant, right or any other agreement pursuant to which any Person other than Guarantor or a direct or indirect wholly-owned Subsidiary of Guarantor may acquire any capital stock, or other equity, securities or voting interest of Parent.
(viii) Litigation; Orders. As of the date hereof, (i) there are no Proceedings pending or, to Guarantor or Parent’s knowledge, threatened against Guarantor or any of its Subsidiaries, and (ii) there are no orders, judgments, decrees or settlement agreements with a Governmental Entity to which Guarantor or any of its Subsidiaries or any of their respective properties, rights or assets is subject, in each case of (i) and (ii), except for those that have not had or would reasonably be expected to have, individually or in the aggregate, a Guarantor Material Adverse Effect.
(ix) Sufficient Funds. Assuming the accuracy of the Company’s representations and warranties set forth in Section 3.2(a), Section 3.2(b), the first sentence of Section 3.2(c) (only to the extent relating to the capital stock or other equity interests of the Company) and Section 3.2(d) such that the condition set forth in Section 7.2(a) is satisfied or waived, the Debt Financing, together with all other sources of funding available to Guarantor, Parent and their respective Subsidiaries, will be sufficient for the full satisfaction of all Guarantor’s obligations relating to, or otherwise under, this Agreement and the Merger and the other Transactions and all related cost, fees and expenses of Parent, the Company and their respective Subsidiaries in connection therewith, and for any repayment or refinancing of any existing indebtedness of the Company or the Company Subsidiaries (for the avoidance of doubt, other than the Company Notes) contemplated by, or required in connection with the Transactions described in, this Agreement or the Debt Commitment Letter.
(x) Solvency. Guarantor is not entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors of itself or its affiliates. Assuming the satisfaction or waiver of the conditions set forth in Article VII, as of the Effective Time and immediately after giving effect to the Merger and, if applicable the Guaranteed Obligations (including the payment of all amounts payable pursuant to Article II in connection with or as a result of the Merger and the other Transactions and all related fees and expenses of Guarantor, Parent, the Company and their respective affiliates in connection therewith), (a) the amount of the “fair saleable value” of the assets of the Surviving Corporation and its Subsidiaries will exceed (i) the value of all liabilities of the Surviving Corporation and its Subsidiaries, including contingent and other liabilities; and (ii) the amount that will be required to pay the probable liabilities of the Surviving Corporation and its Subsidiaries on its existing debts (including contingent liabilities) as such debts become absolute and matured; (b) the Surviving Corporation and its Subsidiaries will not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged; and (c) the Surviving Corporation and its Subsidiaries will be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of the foregoing, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.
(xi) No Other Representations and Warranties. Guarantor acknowledges and agrees, that, except for the representations and warranties expressly set forth in Article III:
(A) none of the Company, the Company Subsidiaries, any of their respective affiliates or Representatives, or any other Person makes, or has made, any representation or warranty relating to the Company, Company Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Merger or the other Transactions; and
(B) the representations and warranties made by the Company in this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to

Guarantor, Parent, Merger Sub or any of their respective affiliates or their respective Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).
(xii) No Reliance. Guarantor acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III, it is not acting (including, as applicable, by entering into this Agreement or consummating the Merger or other Transactions) in reliance on and has not otherwise been induced by:
(A) any other express or implied representation or warranty; or
(B) any projection, forecast, estimate, budget, prediction, prospective information, forward-looking statements, data, financial information, memorandum, presentation or other materials, information or documents provided, addressed or otherwise made available to Guarantor, Parent, Merger Sub or any of their respective affiliates or Representatives, including any materials or information made available in any “data rooms” or in connection with any management presentations or presentations in any other forum or setting.
(f) As a separate and independent stipulation, Guarantor acknowledges, confirms and agrees that any of the Guaranteed Obligations (including any monies payable) that is or becomes unenforceable against, or not capable of recovery from, Parent or Merger Sub by reason of any legal limitation, disability or incapacity on or of Parent or Merger Sub or any other fact or circumstances (other than any limitation imposed by this Agreement) will nevertheless be enforceable against and recoverable from Guarantor as though the same had been incurred by Guarantor and Guarantor were the sole or principal obligor in respect of that Guaranteed Obligation, and a separate action or actions may be brought and prosecuted against Guarantor to enforce this Section 9.15, irrespective of whether any action is brought against Parent, Merger Sub or any other Person or whether Parent, Merger Sub or any other Person is joined in any such action or actions, and the obligations of Guarantor hereunder shall transfer, automatically and without any further action by Guarantor or Parent, to any assignee of Parent’s or Merger Sub’s obligations under this Agreement. Without limiting the generality of the foregoing, (i) Guarantor hereby expressly waives to the fullest extent permitted by Law: (A) any and all rights or defenses arising by reason of any Law which would otherwise require any election of remedies by the Company except as expressly set forth in this Agreement (if so set forth); (B) promptness, diligence, notice of acceptance of this guaranty, and of the creation or existence of any of the Guaranteed Obligations, notice of any Guaranteed Obligations incurred and of any action by the Company in reliance hereon or in connection herewith; (C) presentment, demand for payment, notice of default, dishonor or nonpayment or nonperformance, protest and notice of protest with respect to the Guaranteed Obligations and all other notices of any kind; (D) any requirement that suit be brought against, or any other action by the Company, the Surviving Corporation, their successors and assigns and any third-party beneficiary be taken against, or any notice of default or other notice be given to, or any demand be made on, Parent, Merger Sub or any other Person, or that the Company proceed against or exhaust any security or pursue any other remedy, or that any other action be taken or not taken as a condition to Guarantor’s liability for the Guaranteed Obligations or as a condition to the enforcement of this Agreement or the Guaranteed Obligations against Guarantor; (E) all defenses which may be available by virtue of any valuation, stay, statute of limitations, moratorium Law or other similar Law now or hereafter in effect, any right to require the marshalling of assets of Parent or Merger Sub or any other Person interested in the Transactions, any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Parent or Merger Sub and all suretyship defenses generally (other than defenses to the payment in full of the Guaranteed Obligations that are available to Parent under this Agreement) and (ii) the liability of Guarantor under this Agreement and the Guaranteed Obligations shall be irrevocable and enforceable irrespective of (and Guarantor hereby expressly waives to the fullest extent permitted by Law any defense now or in the future arising by reason of): (A) any change in the time, manner, terms, place of payment, or in any other term of all or any of the Guaranteed Obligations, or any other document executed in connection therewith; (B) any sale, exchange, release, or non-perfection of any property standing as security for the Guaranteed Obligations, or any release, amendment, waiver, or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations; (C) failure, omission, delay, waiver, or refusal by the Company, the Surviving Corporation, their successors and assigns and any third-party beneficiary to exercise, in whole or in part, any right or remedy held by such Person with respect to the Guaranteed Obligations; (D) any change in the existence, structure, or ownership of Guarantor, Parent or Merger Sub, or any insolvency, bankruptcy, reorganization, or other similar proceeding; (E) the addition, substitution or release of any entity or other Person with respect to the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Merger Agreement; (F) the adequacy of any means the Company may have of obtaining payment or performance related to the Guaranteed Obligations; (G) the right by statute or otherwise to require the Company to institute suit against Parent, Merger Sub, Guarantor or any of their respective affiliates or to exhaust any rights and remedies which the Company have or may have against Parent, Merger Sub, Guarantor or any of their respective affiliates; (H) the value, genuineness, validity, regularity, illegality or enforceability of the Merger Agreement in accordance with its term; (I) any request or acceptance of other guaranties of the Guaranteed Obligations or the taking or holding of security for the payment of the Guaranteed Obligations; (J) the exercise of other rights or remedies available to the Company or the other beneficiaries, or any of them, under this Agreement, at law or in equity; (K) any lack of legality, validity or enforceability of the Guaranteed Obligations, this Agreement or any agreement or instrument relating thereto or referred to herein; (L) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guaranteed Obligations; (M) the existence of any claim, set-off or other right which the Guarantors may have at any time against Parent, Merger Sub, or any of their respective affiliates whether in connection with the Guaranteed Obligations or otherwise; and (N) any other circumstance that might otherwise constitute a defense available to, or discharge of, Guarantor not available to Parent Merger Sub, or any of their respective affiliates.
(g) In the event that all or any portion of the Guaranteed Obligations is paid or otherwise fulfilled by Parent or Merger Sub, the obligations of Guarantor hereunder will be reinstated in the event that all or any part of such payment(s) or fulfilled obligations are rescinded or recovered directly or indirectly from the Company or any other beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guaranteed Obligations.
(h) The Company shall not be obligated to file any claim relating to the Guaranteed Obligations in the event that Parent or Merger Sub becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Company to so file shall not affect Guarantor’s obligations hereunder.
(i) The Company will not owe any obligations or have any liability to Guarantor under or in connection with this Agreement. Guarantor irrevocably and unconditionally waives any claim or other remedy that Guarantor may have against the Company and any third-party beneficiary in respect of any liability. Without prejudice to the generality of the foregoing, Guarantor accepts all of the exclusions, disclaimers and limitations of, and any acknowledgement of the Company or other provision that would have the effect of reducing, the liability of the Company and its affiliates under or in connection with this Agreement as if Guarantor were Parent and Merger Sub. For the avoidance of doubt, and notwithstanding anything to the contrary set forth in this Section 9.15, the Parties understand and agree that this Section 9.15(i) does not apply to Parent or Merger Sub, and nothing in this section is or shall be deemed a waiver of any obligations or liabilities owed to, or any claims or remedies of, Parent or Merger Sub.
(j) Guarantor acknowledges and agrees that all provisions of Article IX (other than this Section 9.15) are binding upon Parent with respect to this Agreement and shall apply to Guarantor mutatis mutandis with respect to Section 6.2, Section 6.17 and this Section 9.15.
(k) Guarantor acknowledges that it will receive substantial direct and indirect benefits from the Transactions, including the Merger, and that the waivers, covenants and obligations of the Guarantor under in this Agreement, including the Guaranteed Obligations, are knowingly made and entered into in contemplation of such benefits.
(l) Guarantor acknowledges and agrees to all matters set forth in Section 6.2, Section 6.17 and Section 9.15.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Guarantor, Parent, Merger Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.
SEKISUI HOUSE, LTD.

By	/s/ Yoshihiro Nakai
Name:	Yoshihiro Nakai
Title:	Representative Director of the Board, President, Executive Officer, CEO

SH RESIDENTIAL HOLDINGS, LLC

By	/s/ Toru Tsuji
Name:	Toru Tsuji
Title:	CEO

CLEAR LINE, INC.

By	/s/ Rick Robideau
Name:	Rick Robideau
Title:	Director
[Signature Page to Agreement and Plan of Merger]

M.D.C. HOLDINGS, INC.

By:	/s/ David D. Mandarich
Name:	David D. Mandarich
Title:	President and CEO

Annex A

Certain Definitions
For the purposes of this Agreement, the term:
“Acceptable Confidentiality Agreement” means a confidentiality agreement that is either (a) in effect as of the date hereof and does not in any way restrict the Company (or its Representatives) from complying with its disclosure obligations under this Agreement, or (b) executed, delivered and effective after the date hereof that contains terms that (i) are no less favorable to the Company than those contained in the Confidentiality Agreement (it being understood that such confidentiality agreement need not contain a “standstill” or similar provision) and (ii) do not in any way restrict the Company (or its Representatives) from complying with its disclosure obligations under this Agreement.
“Acquisition Proposal” means any offer or proposal from a Person (other than a proposal or offer by Parent or any Parent Subsidiary), whether or not in writing, at any time relating to any transaction or series of related transactions (other than the Transactions) involving: (a) any acquisition or purchase by any Person or group (or the shareholders of any Person), directly or indirectly, of more than twenty percent (20%) of any class of outstanding voting or equity securities of the Company (whether by voting power or number of shares), or any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any Person or group (or the shareholders of any Person) beneficially owning more than twenty percent (20%) of any class of outstanding voting or equity securities of the Company (whether by voting power or number of shares); (b) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company (or any Company Subsidiary) and a Person pursuant to which the Company Stockholders immediately preceding such transaction hold less than eighty percent (80%) of the equity interests in the surviving, resulting or ultimate parent entity of such transaction (whether by voting power or number of shares); or (c) any sale, lease, exchange, transfer or other disposition (including any reinsurance or retrocession transaction, or transaction that has similar risk transfer effects) to a Person or group of assets constituting or accounting for more than twenty percent (20%) of the consolidated assets, reserves, revenues or net income of the Company and the Company Subsidiaries, taken as a whole (measured by the fair market value thereof and including equity interests of any Company Subsidiaries, as of the date of such purchase or acquisition).
“Anti-Corruption Law” means any Law related to combating bribery and corruption, including legislation implementing the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions or the U.N. Convention Against Corruption, the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the U.K. Bribery Act 2010, the European Union Money Laundering Directives and member states’ implementing legislation, the UK Proceeds of Crime Act 2002, the U.S. Bank Secrecy Act, USA Patriot Act and other U.S. legislation relating to money laundering and proceeds of crime, 2000 Prohibition of Financing of Terrorism Law, 5765-2005 and Combating Criminal Organizations Law, 5763-2003.
“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other laws, whether in any domestic or foreign jurisdiction, that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transactions, including the Merger.
“Applicable Requirements” means, as of the time of reference, (A) all applicable Laws relating to the brokering, origination (including the taking, processing and underwriting of the relevant Company Mortgage Loan application and the closing and/or funding of the relevant Company Mortgage Loan), sale, pooling, servicing, subservicing or enforcement of, or filing of claims in connection with, any Pipeline Loan, Company Mortgage Loan or Servicing Rights at the relevant time, (B) all of the terms of the mortgage note, security instrument and any other related loan documents relating to each Company Mortgage Loan, (C) all requirements set forth in the Servicing Agreements, and (D) all legal obligations to, or Contracts with, any Insurer, Loan Investor or Regulatory Agency, including any rules, regulations, guidelines, underwriting standards, handbooks and other binding requirements of any Regulatory Agency, applicable to any Company Mortgage Loan or Servicing Rights.

“Applicable SAP” means, with respect to any Company Insurance Subsidiary, the applicable statutory accounting principles (or local equivalents in the applicable jurisdiction) prescribed or permitted by the applicable Insurance Regulator under the Insurance Law of such Company Insurance Subsidiary’s domiciliary jurisdiction.
“Business Day” means a day other than Saturday, Sunday or any day on which banks located in New York, New York or Tokyo, Japan are authorized or obligated by applicable Law to close.
“Code” means the Internal Revenue Code of 1986, as amended.
“Community” means a residential community with respect to which the Company or any Company Subsidiary has owned, currently owns or is under contract to acquire Real Property and was previously, is presently, or is anticipated in the future to be, engaged in the development of Residential Lots and/or the construction of Residential Units.
“Company Bylaws” means the by-laws of the Company as in effect on the date hereof.
“Company Certificate” means the Certificate of Incorporation of the Company as in effect on the date hereof.
“Company Credit Agreement” means the Credit Agreement, dated as of December 13, 2013 (as amended on December 17, 2014, December 18, 2015, September 29, 2017, November 1, 2018, December 28, 2020, and April 11, 2023), by and among the Company, the lenders party thereto and U.S. Bank National Association, as Designated Agent.
“Company Equity Awards” means a Company Option, Company PSU or Company RSA.
“Company Equity Plans” (i) M.D.C. Holdings, Inc. 2021 Equity Incentive Plan, as amended and restated from time to time, (ii) M.D.C. Holdings, Inc. 2011 Equity Incentive Plan, as amended and restated from time to time, (iii) M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors, as amended and restated from time to time, and (iv) M.D.C. Holdings, Inc. 2020 Equity Plan for Non-Employee Directors, as amended and restated from time to time.
“Company Governing Documents” means the Company Bylaws and the Company Certificate.
“Company Insurance Policy” means all insurance policies and contracts, together with all binders, slips, certificates, endorsements and riders thereto that are issued by a Company Insurance Subsidiary.
“Company Insurance Subsidiary” means each Company Subsidiary through which insurance operations are conducted, as set forth in Section 3.27(a) of the Company Disclosure Letter.
“Company Intellectual Property Rights” means (a) all Owned Company IP and (b) any other Intellectual Property or Intellectual Property Right used or practiced, or held for use or practice, by the Company or any Company Subsidiary in the conduct of the business of the Company or a Company Subsidiary as such business is currently conducted.
“Company Material Adverse Effect” means any Effect that, individually or in the aggregate, has had or would reasonably be expected to (i) have a material adverse effect on the business, operations, condition (financial or otherwise), properties, assets or liabilities of the Company and the Company Subsidiaries, taken as a whole or (ii) materially delay, impede or prevent the consummation of the Transactions on or before the Outside Date; provided, however, that, with respect to clause (i), no Effects to the extent resulting or arising from the following shall be deemed to constitute a Company Material Adverse Effect or shall be taken into account when determining whether a Company Material Adverse Effect exists or has occurred, or would reasonably be expected to occur: (a) any changes in economic conditions in the United States or any other country, or any changes in local, regional, global or international economic conditions, including (1) any changes affecting financial, debt, credit, foreign exchange or capital market conditions, (2) changes in interest rates or credit ratings in the United States or any other country, or (3) changes in exchange rates for the currencies of any country; (b) any changes in conditions in any industry in which the Company and the Company Subsidiaries operate; (c) any changes in political, geopolitical, regulatory or legislative conditions in the United States, any other country or region of the world or any locality or region within the United States; (d) any changes or proposed changes after the date hereof in GAAP or other accounting standards or the enforcement or interpretation thereof or guidance with respect to; (e) any changes or proposed changes after the date hereof in applicable Law or the enforcement or interpretation thereof or guidance with respect to; (f) any failure by the Company to meet any internal or published projections, forecasts, budgets, plans, operational metrics, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (it being understood that the facts or occurrences giving rise or contributing to such failure that are not otherwise excluded from this definition of a “Company Material Adverse Effect” may be taken into account); (g) any acts of terrorism or sabotage, war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, military actions, cyber-attacks, cyber-invasions, cyber-terrorism, cyber-security breaches, weather conditions, natural disasters, acts of God, plagues, epidemics or pandemics or disease outbreaks (including the COVID-19 pandemic) or other force majeure events, including any material worsening of such conditions threatened or existing as of the date hereof, including, in each case, the response of any Governmental Entity; (h) the execution and delivery of this Agreement, the compliance by any Party with the terms of this Agreement (including any action taken or refrained from being taken pursuant to or in accordance with this Agreement), the identity of Guarantor, Parent, Merger Sub or any of their respective affiliates, the pendency or consummation of this Agreement, the Merger and the other Transactions (including the effect thereof on the relationships with current or prospective customers, suppliers, distributors, partners, financing sources, employees, sales representatives or other third parties), or the public announcement of this Agreement or the Transactions, including any litigation threatened, brought or otherwise arising out of or relating to this Agreement or the Transactions, in each case only to the extent resulting from the execution and delivery of this Agreement, the compliance by any Party with the terms of this Agreement (including any action taken or refrained from being taken pursuant to or in accordance with this Agreement), the identity of Guarantor, Parent, Merger Sub or any of their respective affiliates, the pendency or consummation of this Agreement, the Merger and the other Transactions, or the public announcement of this Agreement and the Transactions, as applicable (provided that this clause (h) shall not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address, as applicable, the consequences resulting from the execution and delivery of this Agreement, the pendency or consummation of this Agreement, the Merger and the other Transactions or to address the consequences of litigation); (i) any action or failure to take any action which action or failure to act is requested in writing by or on behalf of Guarantor, Parent or Merger Sub or otherwise expressly required by this Agreement; (j) any changes in the Company’s stock price or the trading volume of the Company’s shares or any change in the ratings or ratings outlook for the Company or any of the Company Subsidiaries (it being understood that the facts or occurrences giving rise or contributing to such changes that are not otherwise excluded from this definition of a “Company Material Adverse Effect” may be taken into account); and (k) the availability or cost of equity, debt or other financing to Parent or Merger Sub; provided that with respect to the exceptions set forth in clauses (a), (b), (c), (d), (e) and (g), to the extent that such Effect has had a disproportionate adverse effect on the Company or any Company Subsidiary relative to other companies of a similar size operating in the industry in which the Company and the Company Subsidiaries operate, then only the incremental disproportionate adverse impact of such Effect shall be taken into account for the purpose of determining whether a Company Material Adverse Effect exists or has occurred.
“Company Mortgage Loan” means a Mortgage Loan, that was obtained for consumer, household or family purposes, and brokered, originated, purchased or serviced or subserviced at any time after January 1, 2021 by the Company or any Company Subsidiary.
“Company Notes” means the Company’s 3.850% Senior Notes due 2030, 2.500% Senior Notes due 2031, 6.000% Senior Notes due 2043 and 3.966% Senior Notes due 2061.
“Company Option” means each option to purchase shares of Company Common Stock granted under any Company Equity Plan that is outstanding and unexercised immediately prior to the Effective Time.
“Company Preferred Stock” means the shares of preferred stock, $0.01 par value per share, of the Company.
“Company PSU” means each performance stock unit award relating to shares of Company Common Stock granted under any Company Equity Plan that is outstanding immediately prior to the Effective Time.

“Company Reinsurance Contracts” means each reinsurance or retrocession treaty or agreement, slip, binder, cover note or other similar arrangement currently in force, pursuant to which any Company Insurance Subsidiary is the cedent that is material to the Company and the Company Subsidiaries, taken as a whole.
“Company Repurchase Agreement” means the Master Repurchase Agreement, dated as of September 16, 2016 (as amended on August 10, 2017, August 9, 2018, May 23, 2019, May 21, 2020, September 24, 2020, March 25, 2021, May 20, 2021, December 21, 2021, May 19, 2022 and May 18, 2023), by and among the Company and U.S. Bank National Association.
“Company RSA” means any award of Company Common Stock issued and outstanding immediately prior to the Effective Time that is subject to vesting restrictions and/or forfeiture back to the Company.
“Company Subsidiaries” means the Subsidiaries of the Company.
“Confidentiality Agreement” means the Confidentiality Agreement, dated August 14, 2023, between Parent and the Company, as amended on September 29, 2023 and as may be further amended.
“Contaminant” means any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” “corruptant,” “worm,” “malware,” or “spyware” (as such terms are commonly understood in the software industry) or any other code designed, intended to, or that does have any of the following functions: (a) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, any computer, tablet computer, handheld device, server or other system or device, or (b) damaging or destroying any data or file without a user’s consent.
“Contract” means any written or oral agreement, contract, subcontract, settlement agreement, lease, sublease, instrument, permit, concession, franchise, binding understanding, note, option, bond, mortgage, indenture, trust document, loan or credit agreement, license, sublicense, insurance policy or other binding agreement or undertaking of any nature.
“Contract Development Parcel” means any Real Property that the Company or any Company Subsidiary is under Contract to purchase pursuant to a Development Parcel Contract for the development of Residential Lots in a Community.
“Contract Property” means any Contract Residential Lot or Contract Development Parcel.
“Contract Residential Lot” means any Residential Lot that the Company or any Company Subsidiary has the contractual right to acquire pursuant to a Lot Purchase Agreement.
“Contractor” means any consultant, independent contractor, or non-employee service provider (whether engaged directly or indirectly) of the Company or any of the Company Subsidiaries.
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks, or any escalation or worsening of any of the foregoing (including any subsequent waves).
“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, Proceeding, directive, pronouncement, guidelines or recommendations by any Governmental Entity (including the Centers for Disease Control and Prevention and the World Health Organization) in connection with, related to or in response to COVID-19, including, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act and the Families First Coronavirus Response Act, or any changes thereto.
“Development Parcel Contract” means any Contract for the acquisition, directly or indirectly, by the Company or any Company Subsidiary, alone or together with other investors, of a parcel or a group of parcels (whether or not described on a preliminary or final plat map) other than Residential Lots that are Finished Lots.
“Effect” means any change, effect, development, circumstance, condition, state of facts, event or occurrence.
“Environmental Claim” means any Proceeding by any Person alleging liability or potential liability arising out of, relating to, based on or resulting from (a) the presence, discharge, emission, remediation,

Release or threatened Release of, or exposure to, any Hazardous Substances at any location, (b) circumstances forming the basis of any violation or alleged violation of any Environmental Law or (c) any other obligations or liabilities under any Environmental Law or with respect to Hazardous Substances.
“Environmental Law” means any applicable Laws which (a) regulate or relate to (i) the protection or clean-up of the environment, (ii) the use, treatment, storage, transportation, handling, disposal or release of Hazardous Substances, (iii) the preservation or protection of waterways, groundwater, drinking water, air, wildlife, plants, natural resources, or the environment or (iv) the health and safety of persons or property, including protection of the health and safety of employees (as it relates to Hazardous Substances); or (b) impose liability or responsibility with respect to any of the foregoing, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. § 6901 et seq.), the Occupational Safety and Health Act of 1970 (29 U.S.C. § 651 et seq.) (as it relates to exposure to Hazardous Substances) or any other Law of similar effect.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated and rulings issued thereunder.
“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
“Export Control Laws” means (i) economic or financial sanctions or trade embargoes imposed, administered, or enforced by applicable Governmental Entities (“Sanctions”), including those administered by the United States government through the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) or the United States Department of State, the United Nations Security Council, the European Union or its Member States, or the United Kingdom, (ii) applicable trade, export control, import, and anti-boycott laws and regulations imposed, administered, or enforced by the United States government, including the Arms Export Control Act (22 U.S.C. § 1778), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701 1706), the Export Controls Act of 2018 (22 U.S.C. § 2751 et seq.), the Export Control Reform Act of 2018, Section 999 of the Code, Title 19 of the U.S. Code, the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130), the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations at 19 C.F.R. Chapter 1, and the Foreign Trade Regulations (15 C.F.R. Part 30), (iii) applicable trade, export control, import, and antiboycott laws and regulations imposed, administered, or enforced by the United Kingdom, including the Export Control Act 2002 and the Export Control Order 2008 (each as amended), and (iv) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered or enforced by any other country in which the Company or the company Subsidiaries conduct their business.
“Financing” means the Debt Financing or any other third-party financing that is necessary, or that is otherwise incurred or intended to be incurred by any of Guarantor, Parent or Merger Sub, to finance, refinance or refund any existing Indebtedness of the Company, Guarantor, Parent or any of their respective Subsidiaries, or to fund the obligations of each of the Guarantor, Parent and Merger Sub under this Agreement, including the payment of all the Financing Amounts and the incurrence of Indebtedness, the offering or private placement of debt securities, notes, indentures, debentures, bonds or other similar instruments or to pay any fees and expenses in connection with any of the foregoing.
“Financing Parties” means the entities that have committed to provide or arrange or otherwise entered into agreements in connection with the Financing, or to purchase securities from or place securities or arrange or provide loans for Parent, Guarantor or their respective affiliates as part of the Financing, including the parties to any applicable commitment letter, engagement letter, joinder agreements, indentures or credit agreements relating thereto (the “Financing Entities”) and their respective affiliates and their and their respective affiliates’ officers, directors, employees, agents and representatives and their respective successors and assigns; provided that neither Guarantor, Parent nor any affiliate of Guarantor or Parent shall be a Financing Party.

“Finished Lot” means, as to each Residential Lot, that all civil and geotechnical engineering work has been performed and paid for, all improvements have been constructed and work performed, and all other conditions satisfied and obligations fulfilled, whether on or outside the boundaries of the applicable Residential Lot, as required to obtain a building permit for construction of a single family residence on the applicable Residential Lot upon only the payment of building permit fees. For the avoidance of doubt, any reference herein to a “Finished Lot” shall refer to a Residential Lot that complies with the requirements for substantial completion of a finished lot set forth in the applicable Lot Purchase Agreement.
“Fraud” means an actual and intentional or willful misrepresentation of material facts which constitutes common law fraud under the laws of the state of Delaware.
“Governmental Entity” means (a) any supranational, national, federal, state, county, municipal, local, or foreign government or any entity exercising executive, legislative, judicial, regulatory, taxing, or administrative functions of or pertaining to government (including any arbitrator, public or private), (b) any public international governmental organization or (c) any agency, division, bureau, department, or other political subdivision of any government, entity or organization described in the foregoing clauses (a) or (b) of this definition (including patent and trademark offices and self regulatory organizations). For the avoidance of doubt, “Governmental Entity” shall include the Federal National Mortgage Association and the Federal Home Loan Mortgage Association.
“Governmental Requirements” means the consents, approvals, authorizations, waivers, filings or notifications set forth in Section 3.4(a)(vii) of the Company Disclosure Letter.
“Hazardous Substances” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, chemical compound, hazardous substance, material or waste, whether solid, liquid or gas, that is listed or subject to regulation, control or remediation under any Environmental Laws, including any quantity of petroleum product or byproduct, solvent, flammable or explosive material, radioactive material, asbestos, lead paint, polychlorinated biphenyls (or PCBs), dioxins, dibenzofurans, heavy metals, radon gas, mold, mold spores, and mycotoxins.
“Home Sale Contract” means, as of any date of determination, any Contract (i) for the sale of a Residential Unit to a retail home purchaser by the Company or any Company Subsidiary and (ii) under which the sale of the applicable Residential Unit to a retail buyer has not been consummated prior to such date of determination.
“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
“Indebtedness” means, with respect to any Person, without duplication: (a) all obligations for borrowed money; (b) all obligations evidenced by bonds, debentures, notes or similar instruments; (c) all Indebtedness of others secured by any Lien on owned or acquired property, whether or not the Indebtedness secured thereby has been assumed; and (d) all guarantees (or any other arrangement having the economic effect of a guarantee) of Indebtedness of others.
“Inside Date” has the meaning set forth in Section 1.1(b) of the Company Disclosure Letter.
“Insurance Law” means all Laws applicable to the business of insurance or reinsurance or the regulation of insurance or reinsurance companies, including without limitation insurance producers, risk retention groups and captive insurers, whether federal, national, provincial, state, local, foreign or multinational, and all applicable orders, directives of, and market conduct or financial recommendations resulting from market conduct or financial examinations of, Insurance Regulators.
“Insurance Regulators” means all Governmental Entities regulating the business of insurance or reinsurance, or regulating insurance or reinsurance companies, under Insurance Laws.
“Insurer” means a Person who insures or guarantees for the benefit of the mortgagee all or any portion of the risk of loss upon borrower default on any of the Mortgage Loans originated, purchased or serviced by the Company or any of the Company Subsidiaries, including the Mortgage Agencies and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such Mortgage Loans or the related collateral.

“Intellectual Property” means any (a) technology, formulae, algorithms, procedures, processes, methods, subroutines, systems, techniques, ideas, concepts, creations, inventions, discoveries, and improvements (whether patentable or unpatentable and whether or not reduced to practice); (b) Proprietary Information; (c) specifications, designs, industrial designs, architectural designs, models, diagrams, devices, prototypes, schematics and development tools; (d) Software, websites, content, images, logos, graphics, text, photographs, artwork, audiovisual works, sound recordings, graphs, drawings, reports, analyses, writings, and other works of authorship and copyrightable subject matter; (e) databases and other compilations and collections of data or information (“Databases”); (f) Marks; (g) domain names, uniform resource locators and other names and locators associated with the Internet (“Domain Names”); and (h) tangible embodiments of any of the foregoing, in any form or media whether or not specifically listed in this definition.
“Intellectual Property License” means any license, sublicense, right, covenant, right or obligation of non-assertion, concurrent use agreement, settlement agreement, co-existence agreement, agreement not to enforce or prosecute, permission, immunity, consent, release or waiver under or with respect to any Intellectual Property or Intellectual Property Rights.
“Intellectual Property Rights” means any rights in Intellectual Property (anywhere in the world, whether statutory, common Law or otherwise) including (a) Patents; (b) copyrights, applications for registration of copyright, mask work rights, reversions and moral rights (“Copyrights”); (c) other rights with respect to Software, including registrations of these rights and applications to register these rights; (d) industrial design rights and registrations of these rights and applications to register the rights; (e) rights with respect to Marks, and all registrations for Marks and applications to register Marks; (f) rights with respect to Domain Names, including registrations for Domain Names; (g) rights with respect to Trade Secrets and rights with respect to Proprietary Information, including rights to limit the use or disclosure of Proprietary Information by any Person; (h) rights with respect to Databases, including registrations of these rights and applications to register these rights; (i) rights of publicity and personality, including all rights with respect to use of a Person’s name, signature, likeness, image, photograph, voice, identity, personality, and biographical and personal information and materials; (j) rights in or relating to applications, registrations, combinations, revisions, divisions, continuations, continuations-in-part, renewals, reissues, reversions, reexaminations, or extensions of any of the foregoing; (k) all causes of action and rights to sue or seek other remedies arising from or relating to the foregoing, including for any past or ongoing infringement, misuse or misappropriation; and (l) any rights equivalent or similar to any of the foregoing.
“Intervening Event” means any Effect with respect to the Company and the Company Subsidiaries first occurring or arising after the date hereof that was not known by or reasonably foreseeable by the Company or the Company Board of Directors as of or prior to the date hereof; provided, however, that in no event shall the following events, changes or developments constitute an Intervening Event: (A) the receipt, existence or terms of an Acquisition Proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof, (B) changes in the market price or trading volume of the Company Common Stock or any other securities of the Company, or any change in credit rating or the fact that the Company meets or exceeds internal or published estimates, projections, forecasts or predictions for any period, or (C) actions taken pursuant to this Agreement.
“IT Systems” means all computer, information technology and data processing systems, facilities, firmware, middleware, routers, hubs, switches, and services, including all Software, hardware, networks, communications facilities, platforms and related systems and services owned, leased or licensed by the Company or any Company Subsidiary and otherwise used or held for use in the operation of the Company’s business.
“Knowledge” means the actual knowledge of the individuals set forth on Section 1.1(a) of the Company Disclosure Letter with respect to the Company assuming reasonable discharge of their duties in the ordinary course.
“Law” means any law (including common law), statute, requirement, code, rule, regulation, stock exchange listing requirement, order, ordinance, judgment, injunction, or decree or other pronouncement of any Governmental Entity.

“Licensed IP” means all Company Intellectual Property Rights owned by a third Person which is used or held for use by the Company or a Company Subsidiary in connection with the Company’s business.
“Lien” means any lien, pledge, hypothecation, mortgage, deed of trust, security interest, conditional or installment sale agreement, encumbrance, covenant, charge, claim, option, right of first refusal, easement, right of way, encroachment, occupancy right preemptive right, community property interest or restriction of any similar nature (including, without limitation, any restriction on the transfer of any security or other asset or on the possession, exercise or transfer of any other attribute of ownership of any asset), whether voluntarily incurred or arising by operation of Law.
“Loan Investor” means any Person (including a Mortgage Agency) having a beneficial interest in any Mortgage Loan originated, purchased or serviced by the Company or any of the Company Subsidiaries or a security backed by or representing an interest in any such Mortgage Loan.
“Lot Purchase Agreement” means any Contract for the acquisition, directly or indirectly, by the Company or any Company Subsidiary, alone or together with other investors, of Residential Lots, including, without limitation, option agreements relating to the acquisition thereof.
“Marks” means trademarks, service marks, logos and design marks, trade dress, trade names, fictitious and other business names, and brand names, together with all goodwill associated with any of the foregoing.
“NYSE” means the New York Stock Exchange.
“Owned Company IP” means all Intellectual Property and Intellectual Property Rights owned or purported to be owned by the Company or any Company Subsidiary.
“Owned Development Parcels” means any Owned Real Property that is not comprised of Residential Lots and is acquired by the Company or any Company Subsidiary pursuant to a Development Parcel Contract for the development of Residential Lots.
“Parent Governing Documents” means the Amended and Restated Limited Liability Company Agreement and the Certificate of Formation of Parent.
“Parent Material Adverse Effect” means any Effect that, individually or in the aggregate, has had or would reasonably be expected to prevent or materially delay or impede the Closing of the Transactions or consummation of the Transactions in accordance with this Agreement on or before the Outside Date.
“Parent Subsidiaries” means the Subsidiaries of Parent.
“Patents” means patents and patent applications, utility models and applications for utility models, inventor’s certificates and applications for inventor’s certificates, and invention disclosure statements.
“Permitted Liens” means any Lien: (i) for Taxes or governmental assessments, charges or claims of payment not yet due and payable or that is being contested in good faith by appropriate proceedings; (ii) which is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Lien arising by operation of Law in the ordinary course of business for amounts not yet delinquent, that have been bonded over or that are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (iii) is specifically disclosed on the most recent consolidated balance sheet of the Company or the notes thereto included in the SEC Documents as of the date hereof; (iv) which is a statutory or common law Lien to secure landlords, lessors or renters under leases or rental agreements; (v) which is imposed on the underlying fee interest in real property subject to a real property lease; (vi) that arises as a result of a non-exclusive license or other non-exclusive grant of rights under Intellectual Property in the ordinary course of business; (vii) that arises from pledges or deposits to secure obligations pursuant to workers’ compensation Laws, unemployment insurance, social security, retirement and similar Laws or similar legislation or to secure public or statutory obligations, in each case in the ordinary course of business; (viii) which is an immaterial defect, imperfection or irregularity in title, charge, easement, covenant and right of way of record or zoning, building and other similar restriction, in each case, that does not adversely affect in any material respect the current or anticipated use of the applicable property owned, leased, used or held for use by the Company or any Company Subsidiary; and (ix) that has arisen in the ordinary course of business and is not material to the Company and its Subsidiaries, taken as a whole; and (x) any Real Estate Permitted Liens.

“Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity or organization.
“Personal Information” means, in addition to any definition provided by applicable Privacy Law for any similar term (e.g., “personal data,” “personally identifiable information,” “PII” or “protected health information”), information regarding or capable of being associated with an identified or identifiable individual. Personal Information may relate to any individual, including a current, prospective or former customer, user, employee or vendor of any Person. Personal Information includes information in any form, including paper, electronic and other forms.
“Pipeline Loan” means a loan application for a loan and pre-approval taken by an employee or approved correspondent of the Company or any of the Company Subsidiaries and entered onto the Company’s or such Company Subsidiary’s pipeline tracking system which have not yet been funded.
“Privacy Requirement” means, to the extent applicable to the Company or a Company Subsidiary and relating to the Processing of Personal Information or otherwise relating to privacy, data, security or security breach notification requirements: (i) any publicly-facing privacy policy of the Company or a Company Subsidiary, (ii) any Law or binding guidance issued by any Governmental Entity, including any Law or binding guidance applicable to communications by email, telephone, text message and fax, (iii) the Payment Card Industry Data Security Standard, (iv) any binding self-regulatory guidelines or rules relating to the Processing of Personal Information, and (v) the relevant terms of Contracts into which the Company or a Company Subsidiary has entered or is otherwise bound.
“Proceedings” means all actions, suits, claims, charges, hearings, arbitrations, litigations, mediations, audits, investigations, examinations or other proceedings, in each case, by or before any Governmental Entity (in the case of investigations and examinations, to the Knowledge of the Company as used in relation to the Company or any of its Subsidiaries).
“Process” means any operation performed on Personal Information, including collection, creation, receipt, access, use, handling, compilation, analysis, monitoring, maintenance, storage, transmission, transfer (including cross-border transfer), protection, disclosure, destruction or disposal. “Processing”, “Processed” and words of similar import have the same meaning.
“Proprietary Information” means information and materials not generally known to the public, including Trade Secrets.
“Real Estate Permitted Lien” means (1) any Lien (A) for Taxes or governmental assessments, charges or claims of payment not yet due, or which are being contested in good faith and for which adequate accruals or reserves have been established, (B) which is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, or other similar lien arising in the ordinary course of business and for amounts that are either not yet delinquent or have been bonded over or which are being contested in good faith and for which adequate accruals or reserves have been established, (C) which is expressly disclosed on the most recent consolidated balance sheet of the Company or notes thereto included in the SEC Documents, or (D) which was incurred in the ordinary course of business since the date of such recent consolidated balance sheet of the Company, (2) easements, rights-of-way, licenses, restrictions, dedications and other similar encumbrances and title defects, (3) any declaration of covenants, conditions and restrictions with respect to the management, maintenance and governance of property owned or to be owned by a master association or homeowners’ association that is in compliance in all material respects with the requirements of any applicable Laws and with respect to which there are no delinquent fees, charges or other payments due from the Company or any Company Subsidiary (or otherwise with respect to any Real Property subject thereto), in each case which does not and is not reasonably expected to materially and adversely affect the current or proposed use, occupancy or value of the Real Property subject thereto or the development potential thereof and (4) with respect to Leased Real Property, any Lien which is a statutory or common law Lien to secure landlords, lessors or renters interests under Company Leases and any Lien which is imposed on the underlying fee interest in real property subject to a Company Lease.
“Real Estate Purchase Agreements” means, individually or collectively as the case may be, Lot Purchase Agreements and Development Parcel Contracts.

“Real Property” means, individually or collectively as the case may be, Owned Real Property and Leased Real Property.
“Registered Company Intellectual Property Rights” means (a) all issued Patents, pending Patent applications, Mark registrations, applications for Mark registrations, Copyright registrations, applications for Copyright registrations, industrial design registrations, applications for industrial design registrations and Domain Name registrations, in each case, owned or purported to be owned, filed or applied for by, or on behalf of, the Company or any Company Subsidiary and (b) any other applications, registrations, recordings and filings filed by or on behalf of the Company or any Company Subsidiary (or otherwise authorized by or in the name of the Company or any Company Subsidiary) with respect to any Owned Company IP.
“Related Party” means, with respect to any Person, any (a) general partner, director, manager, employee, officer or director of such Person, (b) record or beneficial owner of five percent (5%) or more of the number or voting power of the securities of such Person, (c) current affiliate (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) or “associates” (or members of any of their “immediate family”) (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of any such general partner, director, manager, employee, officer, director or beneficial owner or (d) portfolio company of any investment fund affiliated with, controlled or managed by such beneficial owner.
“Related Party Contract” means any Contracts or other transactions between the Company or any Company Subsidiaries, on the one hand, and any Related Party, on the other hand.
“Release” means any actual or threatened release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration into the indoor or outdoor environment (including ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or property.
“Representatives” means, when used with respect to any Person, the directors, officers, employees, consultants, financial advisors, accountants, legal counsel, investment bankers and other agents, advisors and representatives of such Person and its Subsidiaries.
“Residential Lot” means any Real Property in a Community consisting of a residential lot upon which a single family residence or townhome has been, is being or is anticipated to be constructed.
“Residential Unit” means a single-family residence or townhome constructed or anticipated to be constructed on a Residential Lot (whether or not the Residential Lot is owned by the Company or any Company Subsidiary).
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the United States Securities Act of 1933, as amended.
“Service Provider” means any officer, director, employee or Contractor of the Company or any Company Subsidiary.
“Servicing Rights” means, with respect to a Company Mortgage Loan, the right or rights to service such Company Mortgage Loan and the duties and obligations associated therewith, all as further described under the related Servicing Agreements or other Applicable Requirements.
“Software” means all (a) computer programs, including all software implementations of algorithms, code, programs, applications, APIs, models, methodologies and implementations thereof (including mobile phone applications, HTML code, firmware and other software embedded in hardware devices), whether in source code or object code or machine readable form; and (b) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons.
“Specified Letter” means a pre-consummation letter from the FTC in similar form to that set forth in its blog post dated August 3, 2021 and posted at this link: https://www.ftc.gov/system/files/attachments/blog_posts/
Adjusting%20merger%20review%20to%20deal%20with%20the%20surge%20in%20merger%20filings/
sample_pre-consummation_warning_letter.pdf.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other entity, whether incorporated or unincorporated, of which (i) such first Person directly or indirectly owns at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions or (ii) such first Person is a general partner or managing member.
“Superior Proposal” means a bona fide, written Acquisition Proposal (with references in the definition thereof to twenty percent (20%) and eighty percent (80%) being deemed to be replaced with references to fifty percent (50%)) by a third party, which the Company Board of Directors determines in good faith after consultation with the Company’s outside legal counsel and financial advisors (i) to be more favorable to the Company Stockholders from a financial point of view than the Merger, taking into account all relevant factors (including all the terms and conditions of such proposal or offer as a whole (including the transaction consideration, conditionality, timing, certainty of regulatory approvals and likelihood of consummation) and this Agreement (and, if applicable, any changes to the terms of this Agreement proposed by Parent pursuant to Section 5.2)) and (ii) is reasonably capable of being completed on the terms proposed.
“Tax” or “Taxes” means any U.S. federal, state, local and non-U.S. taxes, assessments, levies, duties, tariffs, imposts and other similar charges and fees in the nature of a tax imposed by any Governmental Entity, including income, franchise, windfall or other profits, gross receipts, property, sales, use, net worth, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, excise, withholding, ad valorem, stamp, transfer, value-added, occupation, environmental, disability, real property, personal property, registration, alternative or add-on minimum, or estimated tax, including any interest, penalty, additions to tax and any additional amounts imposed with respect thereto, whether disputed or not.
“Tax Return” means any report, return, form, notice, information statement, estimated Tax filing or declaration filed or required to be filed with any Governmental Entity with respect to Taxes, including any schedule or attachment thereto, and including any amendments thereof.
“Termination Fee” means an amount equal to $147,420,000.
“Trade Secret” all trade secret rights and other rights in know-how and confidential or proprietary information or in information that derives independent economic value, actual or potential, from not being known to other Persons.
“Treasury Regulations” means the U.S. Treasury regulations promulgated under the Code.
“Willful and Material Breach” means a deliberate action taken or deliberate failure to act that the breaching party intentionally takes (or fails to take) and actually knows that it would, or would reasonably be expected to, be or cause a material breach of this Agreement; provided, that, notwithstanding the foregoing, the failure of a Party to consummate the Merger when the relevant conditions to the Merger set forth in Article VII have been satisfied or waived and such party is obligated to effectuate the Closing pursuant to Section 1.2 will, in and of itself, constitute a Willful and Material Breach.
Terms Defined Elsewhere. The following terms are defined elsewhere in this Agreement, as indicated below:
Term	Section
Agreement	Preamble
Allegiant	3.2(c)
Alternative Acquisition Agreement	5.2(d)
Alternative Financing	6.17(c)
Base Amount	6.4(c)
Bonus Plans	6.7(c)
Book-Entry Shares	2.2(b)(ii)
Certificate of Merger	1.2
Certificates	2.2(b)(i)
Change of Recommendation	5.2(a)

Term	Section
Closing	1.2
Closing Date	1.2
Company	Preamble
Company 401(k) Plan	6.7(d)
Company Acquisition Agreement	5.2(a)
Company Agent	3.27(b)
Company Benefit Plan	3.10(a)
Company Board of Directors	Recitals
Company Board Recommendation	Recitals
Company Capitalization Date	3.2(a)
Company Common Stock	Recitals
Company Disclosure Letter	III
Company Lease	3.16(b)
Company Option Consideration	2.4(a)
Company Permits	3.9(b)
Company PSU Consideration	2.4(c)
Company Related Parties	8.3(f)
Company RSA Consideration	2.4(b)
Company Statutory Statements	3.27(d)(i)
Company Stockholder Approval	3.3(a)
Company Stockholders	Recitals
Company Stockholders’ Meeting	5.3(b)
Continuing Employees	6.7(a)
Copyrights	Annex A
CoR Notice	5.2(e)
CoR Notice Period	5.2(e)
Databases	Annex A
Debt Commitment Letter	4.10(a)
Debt Financing	4.10(a)
DGCL	Recitals
Dissenting Shares	2.3
DOJ	6.2(b)
Domain Names	Annex A
DTC	1.16(a)(ii)
DTC Payment	2.2(f)
Effective Time	1.2
Electronic Delivery	9.6
Enforceability Limitations	3.3(c)
Environmental Permits	3.18(a)
FCPA	Annex A
Fee Letter	4.10(b)
Financing Amounts	4.10(a)
Financing Entities	Annex A
FTC	6.2(b)
GAAP	3.5(b)
Guaranteed Obligations	9.15(a)
Guarantor	Preamble
Guarantor Material Adverse Effect	9.15(e)(i)
IFRS	9.15(a)
Indemnified Parties	6.4(a)

Term	Section
Indenture	6.12(b)
Initial Outside Date	8.1(d)
Labor Agreement	3.11(a)
Leased Real Property	3.16(b)
Material Contracts	3.17(a)
Material Supplier	3.19
Material Supplier Agreement	3.19
Merger	Recitals
Merger Consideration	2.1(a)
Merger Sub	Preamble
Mortgage Agencies	3.9(h)
Mortgage Agency	3.9(h)
Mortgage Loan	3.9(h)
New Debt Commitment Letter	6.17(c)
New Plans	6.7(b)
Notified Party	6.1(c)
OFAC	Annex A
Old Plans	6.7(b)
Outside Date	8.1(d)
Owned Real Property	3.16(a)
Parent	Preamble
Parties	Preamble
Party	Preamble
Paying Agent	2.2(a)
Payoff Letter	6.12(a)
person	5.2(a)
Proxy Statement	5.3(a)
Receiving Party	6.1(c)
Regulatory Agencies	3.9(i)
Remedy	6.2(a)
Sanctions	Annex A
Sarbanes-Oxley Act	3.5(a)
SEC Documents	3.5(a)
Servicing Agreement	3.9(h)
Shares	Recitals
Specified Contract	5.1(xii)
Surviving Corporation	1.1(a)
Surviving Corporation Stock	2.1(b)
Takeover Statute	3.23
Transactions	Recitals
Voting Agreement	Recitals

Annex B

VOTING AND SUPPORT AGREEMENT
This Voting and Support Agreement (this “Agreement”) is made and entered into as of January 17, 2024, by and among SH Residential Holdings, LLC, a Delaware limited liability company (“Parent”), and each of the Persons set forth on Schedule A hereto (each, a “Stockholder”, and collectively the “Stockholders”). Parent and the Stockholders are each sometimes referred to herein as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, concurrently with the execution hereof, Parent, Clear Line, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and M.D.C. Holdings, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company being the surviving corporation;
WHEREAS, as of the date hereof, each Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”), set forth opposite such Stockholder’s name on Schedule A (all such shares of Company Common Stock, together with any shares of Company Common Stock or other voting equity securities of the Company that are hereafter issued to or otherwise directly or indirectly acquired or beneficially owned (including in connection with an Adjustment) by such Stockholder prior to the Expiration Time (the “After-Acquired Shares”), being referred to herein as such Stockholder’s “Covered Shares”); and
WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, and as a material inducement and in consideration therefor, each Stockholder has entered into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound, agree as follows:
1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. As used in this Agreement, the following terms have the meanings set forth below:
“Adjustment” means any stock split, reverse stock split, stock dividend (including any dividend or distribution of equity interests convertible into or exchangeable for shares of Company Common Stock), recapitalization, reclassification, combination, exchange of shares or other similar event with respect to the capital stock of the Company.
“Adverse Proposal” means: (i) any Acquisition Proposal; (ii) any change in the present capitalization of the Company or any amendment or other change to the Company Governing Documents; (iii) any action, proposal or transaction that would reasonably be expected to result in a breach of any covenant, agreement, representation or warranty or any other obligation of the Company set forth in the Merger Agreement or of any Stockholder contained in this Agreement; or (iv) any other action, proposal or transaction that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, discourage or prevent the consummation of, or otherwise adversely affect, the Merger, the other Transactions and the transactions contemplated by this Agreement.
“Controlled Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls such Person. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, voting equity, limited liability company interests, general partner interests, or other voting interests, by contract or otherwise. Ownership of more than fifty percent (50%) of the beneficial interests of an entity shall be conclusive evidence that control exists.
“Transfer” means any direct or indirect (i) sale, tender, exchange, assignment, encumbrance, gift, hedge, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), voluntarily or involuntarily, or entry into any contract, option or other arrangement or understanding with respect to any sale, tender, exchange, assignment, encumbrance, gift, hedge, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), of any Covered Shares (excluding, for the avoidance of doubt, any sale, tender, exchange, assignment, encumbrance, gift, hedge, pledge, hypothecation, disposition or other transfer pursuant to this Agreement or the Merger Agreement) or any right, title or interest therein; (ii) (x) deposit of any Covered Shares into a voting trust, (y) entry into a voting agreement with respect to any Covered Shares (other than this Agreement) or (z) grant of any irrevocable or revocable proxy, corporate representative appointment or power of attorney (or other consent or authorization) with respect to any Covered Shares; or (iii) agreement, arrangement, understanding or commitment (whether or not in writing) to take any of the actions referred to in the foregoing sub-paragraphs (i) or (ii); provided, however, that Transfer shall not include: (1) with respect to any Company Options held by a Stockholder that expire on or prior to the termination of this Agreement, any transfer, sale or other disposition of any Covered Shares to the Company as payment for the (A) exercise price of such Company Options and (B) taxes applicable to the exercise of such Company Options, (2) with respect to any Company PSUs granted to a Stockholder, (A) any transfer for the net settlement of such Company PSUs settled in Covered Shares (to pay any tax withholding obligations) or (B) any transfer for receipt upon settlement of such Company PSUs, and the sale of a sufficient number of Covered Shares acquired upon settlement of such securities as would generate sales proceeds sufficient to pay the aggregate taxes payable by the Stockholder as a result of such settlement, or (3) with respect to any Company RSUs granted to a Stockholder, (A) any transfer for the net settlement of such Company RSUs settled in Covered Shares (to pay any tax withholding obligations) or (B) any transfer for receipt upon settlement of such Company RSUs, and the sale of a sufficient number of Covered Shares acquired upon settlement of such securities as would generate sales proceeds sufficient to pay the aggregate taxes payable by the Stockholder as a result of such settlement.
2. No Transfer; No Inconsistent Arrangements.
2.1 Each Stockholder agrees not to Transfer any of such Stockholder’s Covered Shares; provided, however, (i) that such Stockholder may, (a) if such Stockholder is an individual, Transfer any Covered Shares to any members of such Stockholder’s immediate family, or to a trust solely for the benefit of such Stockholder or any member of such Stockholder’s immediate family, (b) if such Stockholder is an individual, Transfer any Covered Shares by will, pursuant to the terms of any revocable trust that becomes an irrevocable trust or under the laws of intestacy upon the death of such Stockholder, (c) if such Stockholder is Larry A. Mizel, Ari Capital Partners, LLLP, CGM Capital LLLP and Boca Sawyer 22, LLC, collectively Transfer up to one million five hundred thousand (1,500,000) of their Covered Shares, in the aggregate, to one or more charities, and (d) if such Stockholder is David D. Mandarich, Transfer up to twenty percent (20%) of his Covered Shares as of the date hereof to the Mandarich Family Foundation, but in the case of the foregoing clauses (a) and (b), only if all of the representations and warranties of such Stockholder would be true and correct upon such Transfer (other than those set forth in Section 5.2 of this Agreement) and the transferees agree in writing, in a form reasonably satisfactory to Parent, to be bound by the obligations set forth herein with respect to such Covered Shares as if they were a Stockholder hereunder, with Parent named as an express third-party beneficiary of such agreements (any such Transfer, a “Permitted Transfer”); and (ii) if any involuntary Transfer of any of such Stockholder’s Covered Shares shall occur (including a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall, subject to applicable Law, take and hold such Covered Shares subject to all of the restrictions, obligations, liabilities and rights under this Agreement, which shall continue in full force and effect until the Expiration Time. Any action taken in violation of the immediately preceding sentence shall, to the fullest extent permitted by Law, be null and void ab initio. To the extent any Covered Shares are transferred to any family foundations of Larry A. Mizel or David D. Mandarich in compliance with this Section 2.1, nothing contained herein will be deemed to require Larry A. Mizel, any individual executing this Agreement on behalf of an entity holding Covered Shares or David D. Mandarich, in their capacities as directors or officers of such family foundations, to cause such family foundations to take or not take any actions with respect to such Transferred Covered Shares.
2.2 Each Stockholder hereby authorizes and instructs the Company to cause the Company’s transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to all of the Covered Shares or other capital stock or any securities convertible into or exercisable or exchangeable for Covered Shares or other capital stock of the Company owned or held (of record or beneficially) by such Stockholder during the term of this Agreement. In the event that a Stockholder intends to undertake a Permitted Transfer during the term of this Agreement of any of the Covered Shares, such Stockholder shall provide prior notice thereof to the Company and Parent and shall authorize the Company to, or authorize the Company to instruct its transfer agent to, (i) lift any stop transfer order in respect of the Covered Shares to be so Transferred in order to effect such Permitted Transfer only upon receipt of certification by Parent and the Company that the written agreement to be entered into by the transferee agreeing to be bound by this Agreement pursuant to Section 2.1 hereof (if required pursuant to such Section 2.1) is satisfactory to Parent and (ii) re-enter any stop transfer order in respect of the Covered Shares to be so Transferred upon completion of the Permitted Transfer, except as to any Covered Shares that are Transferred pursuant to Section 2.1(i)(c) for which no stop transfer order shall be re-entered.
2.3 Each Stockholder shall not, directly or indirectly, take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing, impairing or materially delaying such Stockholder from performing any of its obligations under this Agreement or that would, or would reasonably be expected to, have the effect of preventing, impairing or materially delaying, the consummation of the Merger or the other Transactions or the performance by the Company of its obligations under the Merger Agreement.
3. Agreement to Vote. Each Stockholder irrevocably and unconditionally agrees that, at every meeting of the Company Stockholders, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the Company Stockholders, such Stockholder shall, in each case, to the fullest extent that such Stockholder’s Covered Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Covered Shares to be counted as present thereat for the purpose of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all such Covered Shares (i) in favor of (A) the adoption of the Merger Agreement and approval of the Merger and the other Transactions and (B) any other matter that would reasonably be expected to facilitate the Merger, including any proposal to adjourn or postpone any meeting of the Company Stockholders to a later date; and (ii) against any Adverse Proposal. Each Stockholder shall retain at all times the right to vote such Stockholder’s Covered Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those expressly set forth in this Section 3 that are at any time or from time to time presented for consideration to the Company Stockholders generally. For the avoidance of doubt, the foregoing commitments in this Section 3 apply to any Covered Shares held by any trust, limited partnership or other entity directly or indirectly holding Covered Shares over which the applicable Stockholder exercises direct or indirect voting control (if any).
4. Additional Covenants.
4.1 No Solicitation. Each Stockholder shall not, shall cause such Stockholder’s Controlled Affiliates not to, and shall use reasonable best efforts to cause the Representatives of such Stockholder and such Stockholder’s Controlled Affiliates not to, directly or indirectly: (i) solicit, initiate, or knowingly encourage or facilitate the submission or announcement of any Acquisition Proposal; (ii) furnish any non-public information regarding the Company to any third party in connection with an Acquisition Proposal; (iii) engage in or otherwise facilitate discussions or negotiations with any third party with respect to any Acquisition Proposal; (iv) adopt, approve, endorse or recommend or publicly propose to adopt, approve endorse or recommend, any Acquisition Proposal or enter into any letter of intent, support agreement or similar document, agreement, commitment or agreement in principle relating to or facilitating an Acquisition Proposal; (v) become a member of a “group” (as defined in Section 13(d)(3) under the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing, discouraging or competing with or taking any actions inconsistent with the transactions contemplated by this Agreement or the Merger Agreement or (vi) agree to do any of the foregoing. Each Stockholder shall, and shall cause such Stockholder’s Controlled Affiliates and shall use reasonable best efforts to cause the Representatives of such Stockholder and such Stockholder’s Controlled Affiliates to, immediately cease and cause to be terminated any existing solicitations of, or discussions or negotiations with, any third party relating to any Acquisition Proposal. Notwithstanding anything to the contrary set forth in this Agreement, if and only if (i) the Company, to the extent permitted by Section 5.2 of the Merger Agreement, is participating in discussions or negotiations with a Person who has submitted an Acquisition Proposal (such Person, an “Engaged Bidder”), (ii) such Stockholder’s negotiations and discussions with such Engaged Bidder are in conjunction with the Company’s discussions and negotiations with such Engaged Bidder and (iii) such Stockholder does not take any action that the Company would be prohibited from taking pursuant to Section 5.2 of the Merger Agreement, each Stockholder may (x) participate in discussions and negotiations with such Engaged Bidder and (y) privately (except as required by applicable Law) discuss and privately (except as required by applicable Law) confirm to the Company and such Engaged Bidder the willingness of such Stockholder and such Stockholder’s Controlled Affiliates to sign a voting agreement in connection with such Acquisition Proposal in the event of any termination of the Merger Agreement pursuant to Section 8.1(f) of the Merger Agreement. For purposes of this Section 4.1, “Acquisition Proposal” shall have the meaning ascribed to such term in the Merger Agreement but shall also include any Transfer of any of such Stockholder’s Covered Shares other than a Permitted Transfer.
4.2 Appraisal Rights. Each Stockholder irrevocably waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger or the adoption of the Merger Agreement that such Stockholder may have under Section 262 of the DGCL and shall not permit any such rights of appraisal or rights of dissent to be exercised with respect to any of such Stockholder’s Covered Shares.
4.3 Waiver of Certain Actions. Each Stockholder agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company, any of their respective affiliates or successors or any of their respective directors, managers or officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the consummation of the Merger) or (b) alleging a breach of any duty of the Company Board of Directors in connection with the Merger Agreement, this Agreement, the Transactions or the transactions contemplated hereby.
4.4 Notice of Certain Events. Each Stockholder agrees to notify Parent of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any material breach of any of the representations and warranties of such Stockholder set forth in Section 5. Promptly upon the acquisition of any After-Acquired Shares, such Stockholder shall notify Parent of the number of After-Acquired Shares so acquired; it being understood that any such shares shall be subject to the terms of this Agreement as though owned by such Stockholder on the date hereof and the representation and warranties in Section 5 below shall be true and correct as of the date that such After-Acquired Shares are acquired.
4.5 Documentation and Information. Each Stockholder shall not, and shall cause such Stockholder’s Controlled Affiliates and shall use reasonable best efforts to cause the Representatives of such Stockholder and such Stockholder’s Controlled Affiliates not to, make any public announcement or other communication to a third party regarding this Agreement, the Merger Agreement, the Transactions or the transactions contemplated hereby without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed) except (i) as may be required by applicable Law or by any listing agreement with or the listing rules of a national securities exchange or trading market (provided that, to the extent legally permitted and reasonably practicable, such Stockholder shall provide reasonable notice to Parent of any such disclosure and consider in good faith the reasonable comments of Parent with respect to such disclosure and, if so requested by Parent, use reasonable commercial efforts to cooperate with Parent in obtaining confidential treatment with respect to such disclosure), (ii) solely to the extent that such public announcement or other communication relates to any Proceedings between the Parties, or between the Company, on the one hand, and Parent, Merger Sub or Guarantor, on the other hand, in each case, relating to this Agreement or the Merger Agreement, or (iii) solely to the extent that such public announcement or other communication is consistent with press releases, public disclosures or public statements made by Parent or the Company in compliance with the Merger Agreement and does not include any material information not previously set forth in such press releases, public disclosures or public statements. Each Stockholder consents to and authorizes the Company, Parent and Merger Sub to publish and disclose in all documents and schedules filed with the SEC or any other Governmental Entity or applicable securities exchange, and any press release or other disclosure document that the Company, Parent or Merger Sub reasonably determines to be necessary or advisable in connection with the Merger, the other Transactions or any other transactions contemplated by this Agreement, such Stockholder’s identity and ownership of such Stockholder’s Covered Shares, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that the Company, Parent and Merger Sub may file this Agreement or a form hereof with the SEC or any other Governmental Entity or securities exchange. Each Stockholder agrees to promptly give Parent any information that is in such Stockholder’s possession that Parent may reasonably request for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that such Stockholder shall become aware that any such information shall have become false or misleading in any material respect. Notwithstanding the foregoing, however, no Stockholder that is an entity shall have any obligation to provide Parent with any non-public documentation pertaining to its ownership, governance, operations or business affairs, specifically including any limited liability company agreement, partnership agreement, trust agreement or similar agreement that may govern such Stockholder or any direct or indirect entity owners of such Stockholder.
5. Representations and Warranties of Each Stockholder. Each Stockholder represents and warrants to Parent, as to such Stockholder with respect to such Stockholder’s Covered Shares, on a several basis, that:
5.1 Due Organization; Authority.
(a) If such Stockholder is not an individual, (i) such Stockholder is duly organized, validly existing and in good standing under the Law of its jurisdiction of incorporation or organization, as applicable, (ii) such Stockholder has the requisite power and authority to enter into and to perform its obligations under this Agreement, (iii) the execution and delivery of this Agreement by such Stockholder and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder, and (iv) no other proceedings on the part of such Stockholder are necessary to authorize the execution, delivery and performance of this Agreement by such Stockholder or to consummate the transactions contemplated hereby. If such Stockholder is an individual, such Stockholder has the requisite legal capacity, right and authority to execute, deliver and perform such Stockholder’s obligations under this Agreement and to consummate the transactions contemplated hereby.
(b) This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally, by general equitable principles or by the discretion of any Governmental Entity before which any Proceeding seeking enforcement may be brought.
(c) If such Stockholder is married, and any of such Stockholder’s Covered Shares constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly and validly executed and delivered by such Stockholder’s spouse and, assuming the due authorization, execution and delivery hereof by Parent, constitutes a legal, valid and binding obligation of such Stockholder’s spouse, enforceable against such Stockholder’s spouse in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally, by general equitable principles or by the discretion of any Governmental Entity before which any Proceeding seeking enforcement may be brought.
5.2 Ownership of the Covered Shares; Voting Power. Such Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of all of such Stockholder’s Covered Shares as set forth on Schedule A. Such Stockholder has good and marketable title to all of such Stockholder’s

Covered Shares free and clear of any Liens in respect of such Covered Shares other than those created by this Agreement or those imposed by applicable securities Law (collectively, “Permitted Liens”). The Covered Shares listed on Schedule A opposite such Stockholder’s name constitute all of the shares of capital stock of the Company or any other securities of the Company owned of record or beneficially by such Stockholder as of the date hereof. As of the date hereof, such Stockholder has not entered into any agreement to Transfer any such Covered Shares. Such Stockholder has full voting power, full power of disposition (except with respect to any shares set forth on Schedule A that constitute Company RSAs, which are subject to a risk of forfeiture), full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Covered Shares. None of such Stockholder’s Covered Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement, arrangement or Lien with respect to the voting of such Covered Shares, except as expressly provided herein (including Permitted Liens).
5.3 Non-Contravention; Consents. Neither the execution and delivery of this Agreement by such Stockholder (or if applicable, such Stockholder’s spouse) nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder (or if applicable, such Stockholder’s spouse) with any provisions herein will (a) if such Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws or equivalent organizational documents of such Stockholder, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity on the part of such Stockholder (or if applicable, such Stockholder’s spouse), except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other securities laws and the rules and regulations promulgated thereunder, (c) violate, conflict with, or result in a breach of or default under any provisions of, or require any consent, waiver or approval under any of the terms, conditions or provisions of, any Contract to which such Stockholder (or if applicable, such Stockholder’s spouse) is a party or by which such Stockholder (or if applicable, such Stockholder’s spouse) or any of such Stockholder’s Covered Shares may be bound, (d) result in the creation or imposition of any Lien (other than Permitted Liens or any Lien created by Parent or Merger Sub) on any of such Stockholder’s Covered Shares or (e) violate any Law applicable to such Stockholder (or if applicable, such Stockholder’s spouse) or by which any of such Stockholder’s Covered Shares are bound, except, in the case of each of clauses (c), (d) and (e), as would not, individually or in the aggregate, reasonably be expected to prevent, impair or delay the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise prevent, impair or delay such Stockholder’s ability to perform such Stockholder’s obligations hereunder.
5.4 No Legal Proceedings. There are no Proceedings pending against or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder or any of such Stockholder’s properties or assets (including any of such Stockholder’s Covered Shares) that would, individually or in the aggregate, reasonably be expected to prevent, impair or delay the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise prevent, impair or delay such Stockholder’s ability to perform its obligations hereunder.
5.5 Opportunity to Review; Reliance. Such Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of such Stockholder’s own choosing. Such Stockholder understands and acknowledges that Parent, Merger Sub and the Company are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.
6. Termination. Unless earlier terminated by the written consent of Parent (in its sole and absolute discretion), this Agreement shall terminate automatically and shall have no further force or effect as of the earliest to occur of the following (the “Expiration Time”): (a) the Effective Time; (b) the date and time that the Merger Agreement is validly terminated in accordance with the terms and provisions thereof; and (c) upon the entry by the Company without the prior written consent of such Stockholder into any amendment, waiver or modification to the Merger Agreement that results in (i) a change to the form of consideration to be paid thereunder or (ii) a decrease in the Merger Consideration. Upon termination of this

Agreement, no Party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 6 shall relieve any Party from liability for fraud or any intentional breach of this Agreement prior to termination hereof and (y) the provisions of Section 7 shall survive any termination of this Agreement.
7. Miscellaneous.
7.1 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
7.2 Assignment. This Agreement shall not be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, but without relieving any Party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.
7.3 Amendment and Modification; Waiver. Any provision of this Agreement may be amended, modified, supplemented or waived if, but only if, such amendment, modification, supplement or waiver is in writing and is signed, in the case of an amendment, modification or supplement by each Party or, in the case of a waiver, by each Party against whom the waiver is to be effective. No failure or delay by any Party to assert any of its rights under this Agreement or otherwise shall constitute a waiver of such rights.
7.4 Enforcement Remedies.
(a) Except as otherwise expressly provided herein, any remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.
(b) The Parties agree that irreparable injury will occur for which monetary damages, even if available, would not be an adequate remedy, in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached (including by any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement). It is agreed that prior to the valid termination of this Agreement pursuant to Section 6, each Party shall be entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of this Agreement by any other Party, to a decree or order of specific performance specifically enforcing the terms and provisions of this Agreement and to any further equitable relief.
(c) The Parties’ rights in this Section 7.4 are an integral part of this Agreement, without which none of the Parties would have entered into this Agreement, and each Party hereby waives any objections to any remedy referred to in this Section 7.4 (on the basis that there is an adequate remedy at Law). For the avoidance of doubt, each Party agrees that there is not an adequate remedy at Law for a breach of this Agreement by any Party. In the event any Party seeks any remedy referred to in this Section 7.4, such Party shall not be required to obtain, furnish, post or provide any bond or other security in connection with or as a condition to obtaining any such remedy and each Party irrevocably waives any right that it may have to require the obtaining, furnishing, posting or providing of any such bond or other security.

7.5 Notices. All notices, consents and other communications hereunder shall be in writing and shall be given in the manner described in Section 9.4 of the Merger Agreement, addressed as follows: (i) if to Parent, to the email addresses set forth in Section 9.4 of the Merger Agreement, and (ii) if to a Stockholder, to such Stockholder’s email address set forth on Schedule A hereto, or to such other email address as such Party may hereafter specify for the purpose by notice to each other Party.
7.6 Governing Law; Jurisdiction.
(a) This Agreement and any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, the negotiation, execution, existence, validity, enforceability or performance of this Agreement, or for the breach or alleged breach hereof (whether in contract, in tort or otherwise) shall be governed by and construed and enforced in accordance with the Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or otherwise) that would cause the application of the Laws of any other jurisdiction.
(b) Each of the Parties hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the State or Federal courts of the United States of America sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding, except in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the other State or Federal courts of the United States of America sitting in Delaware, and any appellate court from any thereof, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the other State courts or the Federal courts of the United States of America sitting in Delaware, and any appellate court from any thereof, (iii) waives, to the fullest extent such Party may legally and effectively do so, any objection that such Party may now or hereafter have to the laying of venue of any such action or proceeding in such courts, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such courts. Each of the Parties agrees that a final, non-appealable judgment or determination of the courts described in this Section 7.6 shall be conclusive and may be enforced in other jurisdictions and any court of competent jurisdiction by suit on the judgment or in any other manner provided by applicable Law. Each Party irrevocably consents to service of process in the manner provided for notices in Section 7.6(b). Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by applicable Law.
7.7 Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVERS, (B) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) SUCH PARTY MAKES SUCH WAIVERS VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.7.
7.8 Entire Agreement; Third Party Beneficiaries.
(a) This Agreement, together with the Merger Agreement (together with the Exhibits, Company Disclosure Letter, Parent Disclosure Letter and the other documents delivered pursuant thereto) and the Confidentiality Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the Parties or any of them with respect to the subject matter hereof and thereof.
(b) Nothing in this Agreement, express or implied, is intended to confer upon any Person (other than the Parties) any rights or remedies hereunder and the Parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement.
7.9 Counterparts. This Agreement may be executed in multiple counterparts (including by an electronic signature, electronic scan or electronic transmission in portable document format (.pdf), including (but not limited to) DocuSign, .tif, .gif, .jpg or similar delivered by electronic mail, such delivery an “Electronic Delivery”), each of which will be deemed an original (and will have the same binding legal effect as if it were the original signed version) but all of which together will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
7.10 Mutual Drafting; Interpretation.
(a) Each Party has participated in the drafting of this Agreement, which each Party acknowledges is the result of extensive negotiations between the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision. Headings of the articles and sections of this Agreement are for convenience of the Parties only and shall be given no substantive or interpretative effect whatsoever. Except as otherwise indicated, all references in this Agreement to “Sections,” are intended to refer to Sections of this Agreement. The schedule attached to this Agreement constitutes a part of this Agreement and is incorporated in this Agreement for all purposes. No summary of this Agreement or any exhibit or schedule delivered herewith prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such exhibit or schedule, as applicable.
(b) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. The words “include,” “includes” or “including” mean “including without limitation,” and the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole and not any particular section in which such words appear. The words “shall” and “will” have the same meaning. The phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All references in this Agreement to “$” are intended to refer to U.S. dollars. Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive, and shall be interpreted as “and/or”. Similarly, unless the context requires otherwise, the words “neither,” “nor,” “any,” and “either” are not exclusive. The term “affiliates” shall have the meaning set forth in Rule 12b-2 of the Exchange Act. The phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. If a term is defined as one part of speech (such as a noun), it has a corresponding meaning when used in other grammatical forms or as another part of speech (such as a verb). References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by .pdf, .tif, .gif, .jpg or similar attachment to email. “Written” will be construed in the same manner.

7.11 Capacity as Stockholder. No Person executing this Agreement who is or becomes an officer or director of the Company makes any agreement or understanding herein in his or her capacity as such officer or director. Each Stockholder signs solely in his, her or its capacity as the record or beneficial owner of such Stockholder’s Covered Shares. Nothing herein shall limit or affect any omissions or actions taken by a Stockholder or any officer, director, employee, affiliate or Representative of a Stockholder in his or her capacity as an officer, or director of the Company (including, for the avoidance of doubt, exercising his or her fiduciary duties). Notwithstanding anything contained herein to the contrary, neither the Company, nor any of the Company Subsidiaries, shall constitute an affiliate or “Controlled Affiliate” of any Stockholder for the purposes of this Agreement.
7.12 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense. For avoidance of doubt, nothing in this Section 7.12 shall be interpreted as in any way limiting Parent’s right to the Termination Fee in circumstances in which Parent is entitled to receive the Termination Fee pursuant to the Merger Agreement; provided, however, Parent understands and acknowledges that the Company has agreed to pay all of the expenses of the Stockholders and their respective affiliates, including attorneys’ fees, incurred by the Stockholders and their respective affiliates in the negotiation, preparation and entry into this Agreement.
7.13 Further Assurances. Each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use such Stockholder’s reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to perform such Stockholder’s obligations under this Agreement.
7.14 Stockholder Obligations Several and Not Joint. Except if a Stockholder is an affiliate of another Stockholder, the obligations of each Stockholder under this Agreement shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.
SH RESIDENTIAL HOLDINGS, LLC

By:
Name:
Title:
[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.
STOCKHOLDERS:

Larry A. Mizel
ARI CAPITAL PARTNERS, LLLP

By:	CVentures, Inc., Its General Partner

By:
Name:	Carol Mizel
Title:	Senior Vice President
CASCIA HOLDINGS, LLC

By:
Name:	Carol Mizel
Title:	Manager
CGM CAPITAL LLLP

By:	CVentures, Inc., Its General Partner

By:
Name:	Carol Mizel
Title:	Senior Vice President
BOCA SAWYER 22, LLC

By:
Name:	Carol Mizel
Title:	Manager
[Signature Page to Voting and Support Agreement]

M&G GROWTH, LLC

By:
Name:	Carol Mizel
Title:	Manager

David A. Mandarich
[Signature Page to Voting and Support Agreement]

Schedule A
Stockholder & Address	Shares of Company Common Stock
Larry A. Mizel[1] C/o CVentures, Inc. 4350 S Monaco St 5th Floor Denver CO 80237 Attn: [*] [*]	115,712

Ari Capital Partners, LLLP[2] C/o CVentures, Inc. 4350 S Monaco St 5th Floor Denver CO 80237 Attn: [*] [*]	3,261,345

Cascia Holdings, LLC[3] C/o CVentures, Inc. 4350 S Monaco St 5th Floor Denver CO 80237 Attn: [*] [*]	2,645,395

CGM Capital LLLP[4] C/o CVentures, Inc. 4350 S Monaco St 5th Floor Denver CO 80237 Attn: [*] [*]	1,801,793

Boca Sawyer 22, LLC[5] C/o CVentures, Inc. 4350 S Monaco St 5th Floor Denver CO 80237 Attn: [*] [*]	842,956

M&G Growth, LLC[6] C/o CVentures, Inc. 4350 S Monaco St 5th Floor Denver CO 80237 Attn: [*] [*]	324,000

David D. Mandarich[7] C/o M.D.C. Holdings, Inc. 4350 S Monaco St 5th Floor Denver CO 80237 [*]	5,097,022
1
The shares held by Larry Mizel are all Company RSAs that remain subject to a substantial risk of forfeiture. Larry Mizel also owns Company Options to purchase 1,665,280 shares of Company Common Stock, with 998,680 of those Company Options being exercisable within 60 days. In addition, Larry Mizel was awarded 200,000 Company PSUs on July 14, 2021 (the “2021 Award Date”), with a performance period of January 1, 2021, through December 31, 2023, and 200,000 Company PSUs on August 23, 2023 (the

“2023 Award Date”), with a performance period of January 1, 2023, through December 31, 2025. The Company PSUs subject to the 2021 Award Date vested on January 1, 2023, and the Company PSUs subject to the 2023 Award Date vested on August 23, 2023. The number of shares to be earned, issued and delivered with respect to the vested Company PSUs will be determined when the Compensation Committee has certified that Larry Mizel has been in continuous employment with the Company from the applicable award date to the applicable vesting date, the Company has filed its financial statements with the SEC for the applicable performance period, and the performance goal has been satisfied. The number of shares of Company Common Stock that may be earned is subject to whether the holder meets Threshold, Target or Maximum performance (50% of Company PSUs for Threshold, 100% of Company PSUs for Target and 200% of Company PSUs for Maximum). The number of Company PSUs provided herein are based on Target performance. The performance goals are detailed in the applicable Grant Agreement.
2	Larry Mizel may be deemed to have beneficial ownership of the shares held by Ari Capital Partners, LLLP.
3
Larry Mizel may be deemed to have beneficial ownership of the shares held by Cascia Holdings, LLC. Cascia Holdings, LLC has voting control over all of these shares, which control is exercised by the manager of Cascia Holdings, LLC, but certain trusts have a 99% non-voting interest in Cascia Holdings, LLC in the aggregate. The manager of Cascia Holdings, LLC is Larry Mizel’s spouse, Carol Mizel.

4	Larry Mizel may be deemed to have beneficial ownership of the shares held by CGM Capital LLLP.
5	Larry Mizel may be deemed to have beneficial ownership of the shares held by Boca Sawyer 22, LLC.
6
Larry Mizel may be deemed to have beneficial ownership of the shares held by M&G Growth, LLC. M&G Growth, LLC has voting control over all of these shares, which control is exercised by the manager of M&G Growth, LLC, but certain trusts have a non-voting 99.9% interest in M&G Growth, LLC. The manager of M&G Growth, LLC is Larry Mizel’s spouse, Carol Mizel.

7
The shares held by David Mandarich include 115,712 Company RSAs that remain subject to a substantial risk of forfeiture. David Mandarich also owns Company Options to purchase 1,465,280 shares of Company Common Stock, with 932,000 of those Company Options being exercisable within 60 days. In addition, David Mandarich was awarded 200,000 Company PSUs on the 2021 Award Date with a performance period of January 1, 2021, through December 31, 2023, and 200,000 Company PSUs on the 2023 Award Date with a performance period of January 1, 2023, through December 31, 2025. The Company PSUs subject to the 2021 Award Date vested on December 31, 2023, and the Company PSUs subject to the 2023 Award Date will vest, if at all, on January 1, 2025. The number of shares to be earned, issued and delivered with respect to the vested Company PSUs will be determined when the Compensation Committee has certified that David Mandarich has been in continuous employment with the Company from the applicable award date to the applicable Vesting Date, the Company has filed its financial statements with the SEC for the applicable performance period, and the performance goal has been satisfied. The number of shares of Company Common Stock that may be earned is subject to whether the holder meets Threshold, Target or Maximum performance (50% of Company PSUs for Threshold, 100% of Company PSUs for Target and 200% of Company PSUs for Maximum). The number of Company PSUs provided herein are based on Target performance. The performance goals are detailed in the applicable Grant Agreement.

Annex B

January 17, 2024
The Board of Directors
M.D.C. Holdings, Inc.
4350 South Monaco Street, Suite 500
Denver, Colorado 80237
Members of the Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of the common stock of M.D.C. Holdings, Inc. (the “Company”) of the Merger Consideration (defined below) to be received by such holders pursuant to the terms and subject to the conditions set forth in an Agreement and Plan of Merger (the “Merger Agreement”) proposed to be entered into among SH Residential Holdings, LLC (“Parent”), Clear Line, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), the Company, and solely for the purposes of Section 6.2, Section 6.17 and Section 9.15 of the Merger Agreement, Sekisui House Ltd. (“Guarantor”). As more fully described in the Merger Agreement, Merger Sub will be merged with and into Company (the “Merger”) and each outstanding share of the common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), other than shares held by the Company as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned subsidiaries of the Company, Parent or Merger Sub) or Dissenting Shares (as defined in the Merger Agreement) will be converted automatically into the right to receive $63.00 in cash, without interest (the “Merger Consideration”).
In arriving at our opinion, we reviewed a draft, dated January 17, 2024, of the Merger Agreement and held discussions with certain senior officers, directors and other representatives and advisors of the Company concerning the business, operations and prospects of the Company. We examined certain publicly available business and financial information relating to the Company as well as certain financial forecasts and other information and data relating to the Company which were provided to or discussed with us by the management of the Company. We reviewed the financial terms of the Merger as set forth in the Merger Agreement in relation to, among other things: current and historical market prices and trading volumes of the Company Common Stock; the historical and projected financial and operating data of the Company; and the capitalization and financial condition of the Company. We considered, to the extent publicly available, the financial terms of certain other mergers which we considered relevant in evaluating the Merger and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations we considered relevant in evaluating those of the Company. In addition to the foregoing, we conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our opinion. The issuance of our opinion has been authorized by our fairness opinion committee.
In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and upon the assurances of the management of the Company that they are not aware of any relevant information that has been omitted or that remains undisclosed to us. With respect to the financial forecasts and other information and data relating to the Company that we have been directed to utilize for purposes of our analysis, we have been advised by the management of the Company, and have assumed, with your consent, that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. We express no view or opinion as to any financial forecasts and other information or data (or underlying assumptions on which any such financial forecasts and other information or data are based) provided to or otherwise reviewed by or discussed with us.
We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of the Company or any other entity or business
B-1

and we have not made any physical inspection of the properties or assets of the Company or any other entity. We have not evaluated the solvency or fair value of the Company or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, with your consent, that the Merger will be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers and agreements for the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Merger or that otherwise would be meaningful in any respect to our analyses or opinion. Representatives of the Company have advised us, and we further have assumed, that the final terms of the Merger Agreement will not vary materially from those set forth in the draft reviewed by us. We are not expressing any view or opinion as to the prices at which the Company Common Stock or any other securities will trade or otherwise be transferable at any time, including following the announcement of the Merger. We are not expressing any view or opinion with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, tax consequences resulting from the Merger or otherwise or changes in, or the impact of, tax or other laws, regulations and governmental and legislative policies on the Company or the Merger, and we have relied, with your consent, upon the assessments of representatives of the Company as to such matters.
Our opinion addresses only the fairness, from a financial point of view and as of the date hereof, of the Merger Consideration (to the extent expressly specified herein), without regard to individual circumstances of holders of the Company Common Stock that may distinguish such holders or the securities of the Company held by such holders. Our opinion does not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, or any other agreement, arrangement or understanding to be entered into in connection with or contemplated by the Merger or otherwise. We express no view as to, and our opinion does not address, the underlying business decision of the Company to effect or enter into the Merger, the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage or consider. We also express no view as to, and our opinion does not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation or other consideration to any officers, directors or employees of any parties to the Merger, or any class of such persons, relative to the Merger Consideration or otherwise. Our opinion is necessarily based upon information available to us, and financial, stock market and other conditions and circumstances existing as of the date hereof. Although subsequent developments may affect our opinion, we have no obligation to update, revise or reaffirm our opinion.
Vestra Advisors, LLC has acted as financial advisor to the Company in connection with the proposed Merger and will receive a fee for such services, a portion of which is payable in connection with the delivery of this opinion and a significant portion of which is contingent upon the consummation of the Merger. In addition, the Company has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of the Company, Parent and their respective affiliates for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities, subject to applicable securities laws. In addition, we and our affiliates may maintain relationships with the Company, Parent and their respective affiliates.
Our advisory services and the opinion expressed herein are provided for the information of the Board of Directors of the Company in its evaluation of the proposed Merger, and our opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matters relating to the proposed Merger.
Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the holders of the Company Common Stock.
Very truly yours,
/s/ Vestra Advisors LLC
VESTRA ADVISORS LLC
B-2

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V30429-S83603-K74185

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

M.D.C. HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
1. To adopt the Agreement and Plan of Merger, dated January 17, 2024, by and among SH Residential Holdings, LLC, Clear Line, Inc., solely for the purposes of Section 6.2, Section 6.17 and Section 9.15 therein, Sekisui House, Ltd., and M.D.C. Holdings, Inc. (as it may be amended, supplemented or otherwise modified from time to time, the "Merger Agreement"), and approve the transactions contemplated thereby, including the merger of Clear Line, Inc. with and into M.D.C. Holdings, Inc. (the "Merger").	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. To approve, on a non-binding, advisory basis, the compensation that will or may become payable by M.D.C. Holdings, Inc. to its named executive officers in connection with the Merger.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. If signing as attorney, executor, administrator, trustee or guardian, please include your full title and authority. Corporate proxies should provide the full name of the corporation and title of the authorized officer signing the proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

M.D.C HOLDINGS, INC.
SPECIAL MEETING OF STOCKHOLDERS
TUESDAY, APRIL 2, 2024
10:00 AM MOUNTAIN TIME
4350 SOUTH MONACO STREET
6TH FLOOR
ASSEMBLY ROOM
DENVER, COLORADO 80237

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
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V30430-S83603-K74185

M.D.C. HOLDINGS, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
APRIL 2, 2024

The undersigned hereby appoints MICHAEL L. KAPLAN and JOSEPH H. FRETZ, or either one of them, as proxies or proxy for the undersigned, each with full power of substitution and resubstitution, to attend the 2024 Special Meeting of Stockholders and any adjournments or postponements thereof (the "Meeting") and to vote as designated on the reverse side of this card, all the shares of Common Stock of M.D.C. HOLDINGS, INC. that the undersigned is entitled to vote. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Please specify your choice by clearly marking the appropriate box. Unless otherwise specified, this proxy will be voted "FOR" Proposals 1, 2 and 3.

Continued and to be signed and dated on the other side